DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  It is my pleasure and privilege to introduce Gene F. Cervi, who manages the Dreyfus Disciplined Smallcap Stock Fund. Gene is a portfolio manager of The Dreyfus Corporation. He also is Director of Investment Research and an equity portfolio manager/securities analyst for Laurel Capital Advisors, which, like Dreyfus, is an affiliate of Mellon Bank.

  Gene joined Mellon Bank in 1982 and is a vice president of the bank. Before joining Mellon Bank, he was a securities analyst at Comerica, Inc. for 11 years. He earned a Bachelor' s degree from The College of William and Mary and his M.B.A. from Ohio State University. He is also a Chartered Financial Analyst.

  We have great confidence in Gene Cervi's ability to manage money on behalf of Dreyfus investors.

               Sincerely,





               Stephen E. Canter

               Chief Investment Officer

               The Dreyfus Corporation

November 30, 1998

New York, N.Y.



DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

 We are pleased to provide you with this report for the Dreyfus Disciplined Smallcap Stock Fund, which commenced operations on September 30, 1998. During its first month of operations, from September 30 through October 31, 1998, the Fund produced a total return of 4.48%,* as the Fund benefited from small-cap stocks staging a sharp recovery after their dramatic declines during much of the August-September time frame. The performance of the Fund was similar to that of its benchmark, the Standard & Poor' s SmallCap 600 Index, which had a total return of 4.64% for the same period.**

 At this time, it would be appropriate to comment briefly about the outlook for small-cap stocks and to explain our investment process.

MARKET OVERVIEW AND PORTFOLIO FOCUS

 Small-cap stocks (which we currently define as equities with market capitalizations generally ranging from $100 million to $2 billion) have now underperformed large-cap stocks for approximately the last five years, as investors have generally favored some of the characteristics offered by large-cap stocks: namely, more dependable growth and better liquidity. At this point in time, the relative valuations of small-cap stocks are the most attractive since the 1960s. Many of these stocks are down 40%-50% from their 12-month highs. As a result of this widening of the valuation gap between small-cap stocks and large-cap stocks, we believe that small-cap stocks look relatively attractive.

 The Fund seeks total investment returns (capital appreciation and income) that surpass the Standard & Poor's SmallCap 600 Index. Our investment approach is a three-step process. The first step incorporates a sophisticated proprietary computer model to quantitatively rank a universe of more than 2,500 stocks. The computer model screens each stock for value, earnings momentum and financial attributes relative to other stocks within its economic sector. Each stock is then ranked according to its relative attractiveness. The second step utilizes our extensive investment experience to conduct fundamental analysis in an attempt to identify the most attractive high-ranked stocks within our computer model. This process also seeks to isolate those issues within our portfolio that should be sold. Rigorous risk management via portfolio construction techniques is the third step in our investment process. The portfolio is structured so its characteristics, such as economic sector, industry exposure, beta and growth characteristics are similar to those of the S&P 600. This approach is designed to manage investment risk and ensure that stock selection is the primary impetus in our quest for favorable investment performance.

 We would like to welcome our shareholders to this new Dreyfus fund.

               Sincerely,



               [Gene F. Cervi signature]



               Gene F. Cervi

               Portfolio Manager

November 30, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, exclusive of redemption fee.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Standard & Poor's SmallCap 600 Index is a broad-based, unmanaged index of 600 companies with market capitalizations generally ranging from $50 million to $2 billion.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--91.1%                                                                                 Shares            Value
-------------------------------------------------------                                           ___________       ___________
            Basic Industries--6.4%  Catalytica . . . . . . . . . . . . . . . . . . . . . .  (a)         2,900      $     47,125

                                    International Specialty Products . . . . . . . . . . .  (a)         2,700            36,281

                                    Lone Star Industries . . . . . . . . . . . . . . . . .              1,500           105,656

                                    NCI Building Systems . . . . . . . . . . . . . . . . .  (a)         3,500            75,688

                                    Tredegar Industries  . . . . . . . . . . . . . . . . .              1,900            42,869

                                    Wausau-Mosinee Paper . . . . . . . . . . . . . . . . .              2,200            38,363

                                                                                                                    ___________

                                                                                                                        345,982

                                                                                                                    ___________


           Capital Spending--15.0%  CellStar . . . . . . . . . . . . . . . . . . . . . . .  (a)         5,300            36,438

                                    CHS Electronics  . . . . . . . . . . . . . . . . . . .  (a)         5,400            52,650

                                    Dallas Semiconductor . . . . . . . . . . . . . . . . .              2,100            77,700

                                    Davox  . . . . . . . . . . . . . . . . . . . . . . . .              2,400            19,500

                                    Esterline Technologies . . . . . . . . . . . . . . . .  (a)         1,700            34,000

                                    Howmet International . . . . . . . . . . . . . . . . .              2,800            42,000

                                    Marshall Industries  . . . . . . . . . . . . . . . . .  (a)         2,300            66,125

                                    Micrel . . . . . . . . . . . . . . . . . . . . . . . .  (a)         1,400            46,025

                                    Milacron . . . . . . . . . . . . . . . . . . . . . . .              2,300            44,563

                                    OmniQuip International . . . . . . . . . . . . . . . .              3,000            40,125

                                    Sanmina  . . . . . . . . . . . . . . . . . . . . . . .  (a)         3,700           151,700

                                    SPS Technologies . . . . . . . . . . . . . . . . . . .  (a)         1,000            49,500

                                    Tech Data  . . . . . . . . . . . . . . . . . . . . . .  (a)         2,100            82,688

                                    Terex  . . . . . . . . . . . . . . . . . . . . . . . .  (a)         1,400            30,450

                                    Wyman-Gordon . . . . . . . . . . . . . . . . . . . . .  (a)         2,800            40,250

                                                                                                                    ___________

                                                                                                                        813,714

                                                                                                                    ___________


   Computer Software/Services--.6%  software.net . . . . . . . . . . . . . . . . . . . . .              3,900            36,075

                                                                                                                    ___________


          Consumer Cyclical--16.9%  Action Performance Cos.  . . . . . . . . . . . . . . .  (a)         3,000            89,625

                                    CKE Restaurants  . . . . . . . . . . . . . . . . . . .              2,500            65,781

                                    Claire's Stores  . . . . . . . . . . . . . . . . . . .              3,100            52,506

                                    Cox Radio, Cl. A . . . . . . . . . . . . . . . . . . .  (a)         1,800            67,388

                                    Dress Barn . . . . . . . . . . . . . . . . . . . . . .  (a)         2,700            38,138

                                    Footstar . . . . . . . . . . . . . . . . . . . . . . .  (a)         2,300            60,088

                                    La-Z-Boy . . . . . . . . . . . . . . . . . . . . . . .              3,300            60,638

                                    Mohawk Industries  . . . . . . . . . . . . . . . . . .  (a)         2,700            81,506

                                    Richfood Holdings  . . . . . . . . . . . . . . . . . .              3,300            58,575

                                    Saks . . . . . . . . . . . . . . . . . . . . . . . . .  (a)         3,500            79,625

                                    Tower Automotive . . . . . . . . . . . . . . . . . . .  (a)         3,200            71,200

                                    Valassis Communication . . . . . . . . . . . . . . . .  (a)         1,900            75,763

                                    Williams-Sonoma  . . . . . . . . . . . . . . . . . . .  (a)         2,100            57,225

                                    World Color Press  . . . . . . . . . . . . . . . . . .  (a)         1,900            57,713

                                                                                                                    ___________

                                                                                                                        915,771

                                                                                                                    ___________


            Consumer Staples--3.8%  Canandaigua Brands, Cl. A  . . . . . . . . . . . . . .  (a)         1,100            55,138

                                    Earthgrains  . . . . . . . . . . . . . . . . . . . . .              2,800            84,000

                                    Michael Foods  . . . . . . . . . . . . . . . . . . . .              2,800            67,200

                                                                                                                    ___________

                                                                                                                        206,338

                                                                                                                    ___________


DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                            Shares            Value
-------------------------------------------------------                                           ___________       ___________

                      Energy--5.2%  Barrett Resources  . . . . . . . . . . . . . . . . . .  (a)           700     $      16,494

                                    Devon Energy . . . . . . . . . . . . . . . . . . . . .              2,200            74,525

                                    New Jersey Resources . . . . . . . . . . . . . . . . .              1,400            53,813

                                    Veritas DGC  . . . . . . . . . . . . . . . . . . . . .  (a)         1,000            18,625

                                    Vintage Petroleum  . . . . . . . . . . . . . . . . . .              3,000            39,000

                                    WICOR  . . . . . . . . . . . . . . . . . . . . . . . .              3,200            78,000

                                                                                                                    ___________

                                                                                                                        280,457

                                                                                                                    ___________


                 Health Care--8.9%  CONMED . . . . . . . . . . . . . . . . . . . . . . . .  (a)         2,900            76,850

                                    Cooper Cos.  . . . . . . . . . . . . . . . . . . . . .  (a)         1,200            28,500

                                    Patterson Dental . . . . . . . . . . . . . . . . . . .  (a)         2,800           115,500

                                    PharMerica . . . . . . . . . . . . . . . . . . . . . .  (a)         9,200            31,050

                                    Schick Technologies  . . . . . . . . . . . . . . . . .  (a)         3,700            70,300

                                    Twinlab  . . . . . . . . . . . . . . . . . . . . . . .  (a)         2,900            64,344

                                    Universal Health Services, Cl. B . . . . . . . . . . .  (a)         1,900            97,494

                                                                                                                    ___________

                                                                                                                        484,038

                                                                                                                    ___________


         Interest Sensitive--15.3%  Allied Capital . . . . . . . . . . . . . . . . . . . .              2,900            54,375

                                    Banknorth Group  . . . . . . . . . . . . . . . . . . .              2,600            82,875

                                    Chartwell Re . . . . . . . . . . . . . . . . . . . . .              1,800            44,775

                                    Commercial Federal . . . . . . . . . . . . . . . . . .              3,000            68,063

                                    Cullen Frost Bankers . . . . . . . . . . . . . . . . .              2,000           106,500

                                    Delphi Financial Group, Cl. A  . . . . . . . . . . . .  (a)         1,400            65,275

                                    Eaton Vance  . . . . . . . . . . . . . . . . . . . . .              1,300            29,088

                                    Enhance Financial Services Group . . . . . . . . . . .              1,800            44,213

                                    Financial Security Assurance Holdings  . . . . . . . .              1,200            59,775

                                    GBC Bancorp  . . . . . . . . . . . . . . . . . . . . .              2,400            63,900

                                    Legg Mason . . . . . . . . . . . . . . . . . . . . . .              2,200            58,438

                                    Metris . . . . . . . . . . . . . . . . . . . . . . . .              1,000            32,875

                                    RenaissanceRe Holdings . . . . . . . . . . . . . . . .              1,400            52,850

                                    Webster Financial  . . . . . . . . . . . . . . . . . .              2,700            66,656

                                                                                                                    ___________

                                                                                                                        829,658

                                                                                                                    ___________


           Mining and Metals--2.5%  AK Steel Holding . . . . . . . . . . . . . . . . . . .              2,400            41,550

                                    Reliance Steel & Aluminum  . . . . . . . . . . . . . .              2,300            71,156

                                    RTI International Metals . . . . . . . . . . . . . . .  (a)         1,700            25,288

                                                                                                                    ___________

                                                                                                                        137,994

                                                                                                                    ___________


                   Services--12.4%  Alternative Living Services  . . . . . . . . . . . . .  (a)         2,400            62,700

                                    Catalina Marketing . . . . . . . . . . . . . . . . . .              1,800            85,838

                                    Documentum . . . . . . . . . . . . . . . . . . . . . .  (a)         1,900            64,600

                                    Education Management . . . . . . . . . . . . . . . . .  (a)         3,000           110,250

                                    Lernout & Hauspie Speech Products  . . . . . . . . . .  (a)         1,600            63,400

                                    Mutual Risk Management . . . . . . . . . . . . . . . .              4,100           138,622

                                    Ritchie Brothers Auctioneers . . . . . . . . . . . . .              1,900            47,500

                                    Staffmark  . . . . . . . . . . . . . . . . . . . . . .  (a)         2,900            50,931

                                    United Road Services . . . . . . . . . . . . . . . . .              3,200            51,200

                                                                                                                    ___________

                                                                                                                        675,041

                                                                                                                    ___________

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                            Shares            Value
-------------------------------------------------------                                           ___________       ___________
              Transportation--2.4%  Alaska Air Group . . . . . . . . . . . . . . . . . . .  (a)         1,100      $     39,531

                                    Expeditors International of Washington . . . . . . . .              1,300            44,038

                                    Varlen . . . . . . . . . . . . . . . . . . . . . . . .              1,500            44,813

                                                                                                                    ___________

                                                                                                                        128,382

                                                                                                                    ___________


                   Utilities--1.7%  Sierra Pacific Resources . . . . . . . . . . . . . . .              1,100            40,081

                                    TNP Enterprises  . . . . . . . . . . . . . . . . . . .              1,600            54,000

                                                                                                                    ___________

                                                                                                                         94,081

                                                                                                                    ___________

                                    TOTAL COMMON STOCKS

                                        (cost $4,661,196)  . . . . . . . . . . . . . . . .                           $4,947,531

                                                                                                                    ___________

                                                                                                                    ___________


                                                                                                  Principal

Short-Term Investments--6.3%                                                                        Amount
-------------------------------------------------------                                          ____________

              U.S. Treasury Bills:  4.15%, 1/7/1999  . . . . . . . . . . . . . . . . . . .      $     204,000       $   202,458

                                    3.83%, 1/21/1999 . . . . . . . . . . . . . . . . . . .            141,000           139,580

                                                                                                                    ___________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $342,251)  . . . . . . . . . . . . . . . . .                          $   342,038

                                                                                                                    ___________


TOTAL INVESTMENTS (cost $5,003,447). . . . . . . . . . . . . . . . . . . . . . . . . . . .              97.4%        $5,289,569

                                                                                                      _______       ___________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.6%       $   139,096

                                                                                                      _______       ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%        $5,428,665

                                                                                                      _______       ___________





Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                      Cost             Value
                                                                                                   __________        __________

ASSETS:                          Investments in securities--See Statement of Investments . .       $5,003,447        $5,289,569

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              121,363

                                 Receivable for investment securities sold . . . . . . . .                               22,794

                                 Dividend and interest receivable  . . . . . . . . . . . .                                1,142

                                                                                                                    ___________

                                                                                                                      5,434,868

                                                                                                                    ___________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                5,169

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                1,034

                                                                                                                    ___________

                                                                                                                          6,203

                                                                                                                    ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $5,428,665

                                                                                                                    ___________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $5,191,839

                                 Accumulated net realized gain (loss) on investments . . .                              (49,296)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                              286,122

                                                                                                                    ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $5,428,665

                                                                                                                    ___________


SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                              415,726


NET ASSET VALUE, offering and redemption price per share--Note 2(c). . . . . . . . . . . .                               $13.06

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:                          Interest    . . . . . . . . . . . . . . . . . . .             $  3,768

                                 Cash dividends  . . . . . . . . . . . . . . . . .                1,424

                                                                                              _________

                                    Total Income . . . . . . . . . . . . . . . . .                                  $   5,192

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .                5,340

                                 Distribution fees--Note 2(b)  . . . . . . . . . .                1,068

                                                                                              _________

                                    Total Expenses . . . . . . . . . . . . . . . .                                      6,408

                                                                                                                    _________


INVESTMENT (LOSS)--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     (1,216)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .             $(49,296)

                                 Net unrealized appreciation (depreciation) on
                                    investments  . . . . . . . . . . . . . . . . .              286,122

                                                                                              _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                    236,826

                                                                                                                    _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                   $235,610

                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

OPERATIONS:

   Investment (loss)--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      (1,216)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (49,296)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . . . . . . . . .        286,122

                                                                                                                    ___________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . .        235,610

                                                                                                                    ___________


CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold, representing increase (decrease) in Net Assets
       from capital stock transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,193,055

                                                                                                                    ___________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,428,665


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --

                                                                                                                    ___________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $5,428,665

                                                                                                                    ___________



                                                                                                                      Shares

                                                                                                                    ___________

CAPITAL SHARE TRANSACTIONS:

   Shares sold, representing net increase (decrease) in shares outstanding . . . . . . . . . . . . . . . . . . .        415,726

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from September 30, 1998 (commencement of operations) to October 31, 1998. This information has been derived from the Fund's financial statements.


PER SHARE DATA:

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $12.50

                                                                                                                        _______

   Net realized and unrealized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          .56

                                                                                                                        _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.06

                                                                                                                        _______


TOTAL INVESTMENT RETURN(1,2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4.48%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          .13%

   Ratio of net investment (loss) to average net assets(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (.02%)

   Portfolio Turnover Rate(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2.58%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $5,429
-------------------

(1) Exclusive of redemption fee.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Disciplined Smallcap Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600 Index. The Dreyfus Corporation (the " Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  At October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Fund.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are

-----------------------------------------------------------------------------
DREYFUS DISCIPLINED SMALLCAP STOCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognized a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1998, there were no open financial futures contracts.

  (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $49,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized susequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

  During the period ended October 31, 1998, the Fund reclassified $1,216 from accumulated net investment income (loss) to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) DISTRIBUTION PLAN: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the Fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. During the period ended October 31, 1998, the Fund was charged $1,068 pursuant to the Plan

  (C) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchange Service) where the redemption or exchange occurs within six months following the date of issuance.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1998 amounted to $4,838,659 and $127,787, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments was $286,122 consisting of $441,244 gross unrealized appreciation and $155,122 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS DISCIPLINED SMALLCAP STOCK FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 30, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities sold, but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations, changes in its net assets, and the financial highlights for the period from September 30, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998





                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS DISCIPLINED SMALLCAP

STOCK FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940









Printed in U.S.A.                                             041AR9810

Disciplined

Smallcap

Stock Fund

Annual Report

October 31, 1998

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance of the Dreyfus Disciplined Intermediate Bond Fund for its annual reporting period ended October 31, 1998, as shown in the following table:

                                                                      Income Dividends                  Distribution

                                         Total Return*             (Approximate Per Share)            Rate Per Share**

                                         ___________               _____________________             _________________
Investor Shares                              8.80%                          $.722                           5.61%

Restricted Shares                            8.90%                          $.753                           5.86%

Lehman Brothers

Aggregate Bond Index***                      9.34%

The Economy

   In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

   Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

   The Fed's responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

The Market and the Portfolio

During the late summer months, U.S. Treasury securities were a safe haven for investors as global and domestic equity markets experienced extraordinary price volatility. As a result, interest rates on U.S. Treasury securities fell sharply. The performance of corporate bonds lagged that of U.S. Treasuries. Indeed, the Fund's underperformance versus its benchmark was attributable to its modest overweighting in investment grade corporate bonds. We had believed that the enormous global demand for U.S. Treasuries had caused their prices to move beyond their intrinsic fundamental value. As a result, we reduced the Fund's allocation to U.S. Treasury securities and increased positions in attractively priced, investment grade, domestic and Yankee corporate obligations. Still, with bond prices rising during the reporting period, the Fund's longer duration strategy was a correct one, and the Fund continues to maintain a slightly longer duration than the broader market. Our tactical interest rate management program monitors the dynamics of the yield curve to determine the appropriate implementation of shifts in the Fund's duration.

   Of course, generating income is an important component of the Fund's overall investment objective. In a low interest rate environment such as this one, the temptation to stretch for extra yield emerges. We believe that mortgage-backed securities and other callable issues make sense on a tactical basis. While owning higher yielding bonds frequently means lower price stability during volatile conditions, the Fund is well diversified and in a position to add to its corporate, mortgage and callable bond positions. We do so with care, however, always analyzing the performance potential of these instruments under a range of possible interest rate scenarios.

   We continue to remain constructive on the bond market; the longer-term trend for interest rates still seems to be down. Yet by the end of the reporting period, many U.S. Treasury issues were yielding less than the overnight Fed Funds rate, and the market seemed to anticipate additional monetary easing. Thus, our longer duration strategy is one that we closely and continuously monitor. We believe that a risk for the immediate future is that bond investors have little room for error in their general belief in continued moderation in monetary policy by the Fed. Looking ahead, we will continue to employ our tactical interest rate management and fundamental bottom up analysis. We
currently    intend    to    focus    on    the    non-Treasury    sectors.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

           Very truly yours,


       [Daniel J. Fasciano signature logo]


           Daniel J. Fasciano

           Portfolio Manager

November 16, 1998

New York, N. Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

***SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects the reinvestment of dividends and capital gains.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND                   OCTOBER 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED INTERMEDIATE BOND FUND INVESTOR SHARES AND RESTRICTED SHARES AND THE LEHMAN
                         BROTHERS AGGREGATE BOND INDEX
[Exhibit A:
                                    Dollars

$12,602

Lehman Brothers Aggregate Bond Index*

$12,340

Dreyfus Disciplined Intermediate Bond Fund (Restricted Shares)

$12,265

Dreyfus Disciplined Intermediate Bond Fund (Investor Shares)

*Source: Lehman Brothers ]

Average Annual Total Returns
-----------------------------------------------------------------------------

           Investor Shares                                                 Restricted Shares

______________________________________________________            ______________________________________________________

Period Ended 10/31/98                                             Period Ended 10/31/98

_____________________                                             _____________________
1 Year                                        8.80%               1 Year                                       8.90%

From Inception (11/1/95)                       7.04               From Inception (11/1/95)                      7.26
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of Dreyfus Disciplined Intermediate Bond Fund on 11/1/95 to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgaged-backed securities, and asset-backed securities. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes--98.4%                                                                              Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________

                     Banking--2.7%  First Union National Bank of Florida,
                                        Sub. Notes, 6.18%, 2006  . . . . . . . . . . . . .     $....2,250,000 (a)  $  2,270,716

                                    Fleet Financial Group,

                                        Sub. Notes, 6.375%, 2008 . . . . . . . . . . . . .          2,250,000         2,327,697

                                                                                                                  _____________

                                                                                                                      4,598,413

                                                                                                                  _____________

           Collateralized Mortgage

                  Obligations--.1%  Countrywide Funding,

                                        Ser. 1994-10, Cl. A5, 6%, 2009 . . . . . . . . . .            153,254           152,954

                                                                                                                _____________

               Commercial Mortgage

          Pass-Through Ctfs.--3.5%  Asset Securitization:

                                        Ser. 1995-MD IV, Cl. A-1, 7.10%, 2029  . . . . . .            692,026           733,959

                                        Ser. 1997-D4, Cl. A-CS1, 1.542%, 2029
                                           (Interest Only Obligation)  . . . . . . . . . .         16,425,270 (b,c)     508,157

                                    GS Mortgage Securities II:

                                        Ser. 1997-GLI, Cl. A-2B, 6.86%, 2030 . . . . . . .          1,500,000         1,569,844

                                        Ser. 1998-GLII, Cl. A-2, 6.562%, 2031  . . . . . .          2,000,000         2,036,250

                                    Merrill Lynch Mortgage Investors,

                                        Ser. 1997-C1, Cl. A-3, 7.12%, 2029 . . . . . . . .          1,000,000         1,058,905

                                                                                                                  _____________

                                                                                                                      5,907,115

                                                                                                                  _____________

                     Finance--7.3%  ERP Operating

                                        Notes, 7.57%, 2006 . . . . . . . . . . . . . . . .      2,250,000 (d)         2,287,870

                                    Ford Motor Credit,

                                        Notes, 6.25%, 2005 . . . . . . . . . . . . . . . .          2,225,000         2,296,336

                                    Green Tree Financial,

                                        Medium-Term Notes, Ser. A, 6.50%, 2002 . . . . . .          1,425,000         1,437,275

                                    Lehman Brothers,

                                        Sr. Sub. Notes, 7.36%, 2003  . . . . . . . . . . .          2,250,000         2,315,129

                                    Markel,

                                        Notes, 7.25%, 2003 . . . . . . . . . . . . . . . .            360,000           387,345

                                    NYNEX Capital Funding,

                                        Gtd. Medium-Term Notes, 7.63%, 1999  . . . . . . .    2,250,000 (b,e)         2,604,569

                                    Salomon,

                                        Medium-Term Floating-Rate Notes,

                                        Ser. D, 4.704%, 1999 . . . . . . . . . . . . . . .      1,230,000 (b)         1,228,250

                                                                                                                  _____________

                                                                                                                     12,556,774

                                                                                                                  _____________

        Finance/Asset-Backed--3.3%  American Airlines Pass-Through Trusts,

                                        Pass-Through Ctfs., Ser. 1991-A, 9.71%, 2007 . . .          1,068,387         1,247,609

                                    CitiBank Credit Card Master Trust I,

                                        Ser. 1997-3, Cl. A, 6.839%, 2004 . . . . . . . . .          1,500,000         1,520,978

                                    Green Tree Financial,

                                        Manufactured Housing Contract

                                        Pass-Through Ctfs.,

                                        Ser. 1996-10, Cl. A5, 6.83%, 2028  . . . . . . . .          1,000,000         1,032,994



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
  Finance/Asset-Backed (continued)  NationsBank Auto Grantor Trust 1995-A,

                                        Cl. A, 5.85%, 2002 . . . . . . . . . . . . . . . .   $.........20,791  $         20,830

                                    Premier Auto Trust 1996-2,

                                        Cl. A-4, 6.575%, 2000  . . . . . . . . . . . . . .          1,000,000         1,008,690

                                    WFS Financial Owner Trust,

                                        Auto Receivable Backed Notes,

                                        Ser. 1996-D, Cl. A3, 6.05%, 2001 . . . . . . . . .            729,229           736,449

                                                                                                                  _____________

                                                                                                                      5,567,550

                                                                                                                  _____________

           Financial Services--.9%  Associates, N.A.,

                                        Deb., 6.95%, 2018  . . . . . . . . . . . . . . . .          1,500,000         1,517,820

                                                                                                                  _____________

         Foods and Beverages--1.3%  Dole Foods:

                                        Notes, 6.375%, 2005  . . . . . . . . . . . . . . .            750,000           737,480

                                        Notes, 6.75%, 2000 . . . . . . . . . . . . . . . .          1,500,000         1,519,760

                                                                                                                  _____________

                                                                                                                      2,257,240

                                                                                                                  _____________

             Foreign/Yankee--10.0%  ABN AMBRO Bank

                                        Sub. Notes, 7.25%, 2005  . . . . . . . . . . . . .          2,250,000         2,404,179

                                    Cable & Wireless Communications,

                                        Notes, 6.625%, 2005  . . . . . . . . . . . . . . .          3,000,000         3,078,750

                                    Hanson Overseas

                                        Gtd. Sr. Notes, 7.375%, 2003 . . . . . . . . . . .          2,250,000         2,400,746

                                    Midland Bank,

                                        Sub. Notes, 7.65%, 2007  . . . . . . . . . . . . .      3,000,000 (f)         3,226,464

                                    National Australia Bank,

                                        Medium-Term Notes, 6.40%, 2007 . . . . . . . . . .          2,250,000         2,288,642

                                    Province of Quebec,

                                        Medium-Term Notes, 7.295%, 2006  . . . . . . . . .      1,000,000 (g)         1,063,842

                                    Smurfit Capital Funding,

                                        (Gtd. by Jefferson Smurfit Group)

                                        Deb., 7.50%, 2025  . . . . . . . . . . . . . . . .          2,750,000         2,712,267

                                                                                                                  _____________

                                                                                                                     17,174,890

                                                                                                                  _____________

                   Healthcare--.4%  Columbia/HCA Healthcare,

                                        Notes, 6.91%, 2005 . . . . . . . . . . . . . . . .            625,000           589,624

                                                                                                                  _____________

               Hotels/Motels--1.1%  Hilton Hotels,

                                        Notes, 7%, 2004  . . . . . . . . . . . . . . . . .          2,000,000         1,939,464

                                                                                                                  _____________

                  Industrial--8.0%  Coca Cola Enterprises,

                                        Notes, 6.375%, 2001  . . . . . . . . . . . . . . .          1,025,000         1,054,715

                                    Crown Cork & Seal,

                                        Notes, 8.375%, 2005  . . . . . . . . . . . . . . .          2,750,000         2,991,139

                                    General Motors,

                                        Notes, 6.75%, 2028 . . . . . . . . . . . . . . . .          1,500,000         1,498,140

                                    IBM,

                                        Deb., 6.50%, 2028  . . . . . . . . . . . . . . . .          1,500,000         1,546,125



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
            Industrial (continued)  News America Holdings,

                                        Gtd. Sr. Deb., 8%, 2016  . . . . . . . . . . . . .     $....1,750,000    $    1,817,055

                                    Royal Caribbean Cruises,

                                        Sr. Notes, 7.50%, 2027 . . . . . . . . . . . . . .          2,250,000         2,060,411

                                    WMX Technologies,

                                        Sr. Notes, 7.10%, 2003 . . . . . . . . . . . . . .      2,550,000 (d)         2,754,347

                                                                                                                  _____________

                                                                                                                     13,721,932

                                                                                                                  _____________

        Municipal Obligations--.2%  Atlanta & Fulton County, Ga. Recreation Authority,

                                        Revenue Bonds, 7%, 2028  . . . . . . . . . . . . .            400,000           416,000

                                                                                                                  _____________

          Telecommunications--1.3%  GTE North,

                                        Deb., 6.90%, 2008  . . . . . . . . . . . . . . . .          2,000,000         2,160,302

                                                                                                                  _____________

           U.S. Government/

                    Agencies--8.5%  Federal Home Loan Banks, Deb.,

                                        5.925%, 2008 . . . . . . . . . . . . . . . . . . .          1,500,000         1,567,710

                                    Federal Home Loan Mortgage Corp.,

                                        Deb.:

                                           6.375%, 3/9/2005  . . . . . . . . . . . . . . .          2,000,000         2,063,740

                                           6.542%, 3/19/2008 . . . . . . . . . . . . . . .          2,000,000         2,060,120

                                    Federal National Mortgage Association,

                                        Medium-Term Notes:

                                           6.18%, 2002 . . . . . . . . . . . . . . . . . .          2,435,000         2,500,599

                                           6.36%, 2002 . . . . . . . . . . . . . . . . . .          2,500,000         2,579,250

                                           6.16%, 2007 . . . . . . . . . . . . . . . . . .          2,000,000         2,129,000

                                           6.56%, 2007 . . . . . . . . . . . . . . . . . .          1,500,000         1,588,470

                                                                                                                  _____________

                                                                                                                     14,488,889

                                                                                                                  _____________

U.S. Government Agencies/

            Mortgage Backed--22.0%  Federal Home Loan Mortgage Corp.,

                                        Multiclass Mortgage Participation Ctfs.,
                                           REMIC:

                                              Ser. 1453, Cl. S, 7.323%, 2000 . . . . . . .        518,409 (h)           527,710

                                              Ser. 1660, Cl. H, 6.50%, 2009  . . . . . . .          2,570,000         2,660,895

                                              Ser. 2062, Cl. PG, 6.25%, 2026 . . . . . . .          2,000,000         1,987,500

                                    Federal National Mortgage Association:

                                        6.50%, 9/1/2028  . . . . . . . . . . . . . . . . .          2,529,943         2,550,486

                                        7%, 6/1/2009 . . . . . . . . . . . . . . . . . . .          1,940,400         1,988,289

                                        8%, 2/1/2013 . . . . . . . . . . . . . . . . . . .          3,388,920         3,495,874

                                        REMIC Trust, Pass-Through Ctfs.
                                           (collateralized by FNMA Pass-Through Ctfs.):

                                              Ser. 1997-30, Cl. VG, 7%, 2012 . . . . . . .          2,000,000         2,110,676

                                              Ser. 1998-M2, Cl. B, 6.247%, 2021  . . . . .          1,500,000         1,525,282

                                    Government National Mortgage Association I:

                                        6%, 10/15/2008-5/15/2009 . . . . . . . . . . . . .          2,989,528         3,030,634

                                        6.50%, 2/15/2024-7/15/2024 . . . . . . . . . . . .          3,606,102         3,663,018



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
U.S. Government Agencies/

       Mortgage Backed (continued)  Government National Mortgage Association  I
(continued):

                                        7%, 10/15/2023-6/15/2028 . . . . . . . . . . . . .      $..10,483,548     $  10,760,004

                                        7.50%, 2/15/2028 . . . . . . . . . . . . . . . . .          2,549,375         2,628,227

                                        8%, 2/15/2008  . . . . . . . . . . . . . . . . . .            785,362           828,800

                                                                                                                  _____________

                                                                                                                     37,757,395

                                                                                                                  _____________

            U.S. Government--27.8%  U.S. Treasury Bonds,

                                        7.875%, 2/15/2021  . . . . . . . . . . . . . . . .          3,000,000         3,955,230

                                    U.S. Treasury Notes:

                                        5.625%, 5/15/2008  . . . . . . . . . . . . . . . .          4,350,000         4,687,129

                                        6%, 8/15/2000  . . . . . . . . . . . . . . . . . .          5,300,000         5,462,021

                                        6.125%, 8/15/2007  . . . . . . . . . . . . . . . .          8,750,000         9,664,725

                                        6.50%, 8/31/2001 . . . . . . . . . . . . . . . . .          8,500,000         8,985,010

                                        6.50%, 8/15/2005 . . . . . . . . . . . . . . . . .          5,250,000         5,864,145

                                        6.625%, 4/30/2002  . . . . . . . . . . . . . . . .          8,250,000         8,841,278

                                                                                                                  _____________

                                                                                                                     47,459,538

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $164,680,690)  . . . . . . . . . . . . . . .                         $168,265,900

                                                                                                                  _____________


Short-Term Investments--.2%
-------------------------------------------------------

             Repurchase Agreement; Salomon Smith Barney, 5.35%

                                        Dated 10/30/1998, due 11/2/1998 in the

                                        amount of $333,148 (fully collateralized by

                                        $320,000 U.S. Treasury Notes, 7.75%,

                                        12/31/1999 value $339,712)

                                        (cost $333,000)  . . . . . . . . . . . . . . . . .    $.......333,000   $       333,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $165,013,690). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.6%      $168,598,900

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.4%    $    2,424,682

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $171,023,582

                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Reflects date security can be redeemed at holders' option; the stated maturity date is 2/15/2036.

(b)  Variable rate security--interest rate subject to periodic change.

(c)  Reflects notional face.

(d)Reflects date security can be redeemed at holders' option; the stated maturity date is 8/15/2026.

(e)Reflects date security can be redeemed at holders' option; the stated maturity date is 10/15/2009.

(f)Reflects date security can be redeemed at holders' option; the stated maturity date is 5/1/2025.

(g)Reflects date security can be redeemed at holders' option; the stated maturity date is 7/22/2026.

(h)  Inverse floater security--interest rate subject to periodic change.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value

                                                                                                _____________    ______________

ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . . . .       $165,013,690      $168,598,900

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              918,213

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,428,071

                                 Paydowns receivable . . . . . . . . . . . . . . . . . . .                                  149

                                                                                                                  _____________

                                                                                                                    171,945,333

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               80,205

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  108

                                 Payable for investment securities purchased . . . . . . .                              841,438

                                                                                                                  _____________

                                                                                                                        921,751

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $171,023,582

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $165,175,346

                                 Accumulated undistributed investment income--net  . . . .                               28,202

                                 Accumulated net realized gain (loss) on investments . . .                            2,234,824

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            3,585,210

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $171,023,582

                                                                                                                  _____________

                           NET ASSET VALUE PER SHARE

                              _____________________________

                                                                                                   Investor        Restricted
                                                                                                    Shares            Shares
                                                                                                _____________     _____________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,438,225      $169,585,357

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            111,724        13,193,037

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $12.87            $12.85

                                                                                                      _______           _______


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                         $  9,733,876

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .     $      823,224

                                 Distribution fees (Investor shares)--Note 2(b)  . . . . .              1,670

                                 Loan commitment fees--Note 4  . . . . . . . . . . . . . .                705

                                                                                                ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              825,599

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            8,908,277

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . . .       $  2,343,195

                                 Net unrealized appreciation (depreciation) on investments . .      1,687,747

                                                                                                ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            4,030,942

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $12,939,219

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended           Year Ended
                                                                                        October 31, 1998     October 31, 1997*
                                                                                       ________________      ________________

OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    8,908,277        $    4,886,568

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .          2,343,195               536,132

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .          1,687,747             1,317,452

                                                                                          _____________         _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         12,939,219             6,740,152

                                                                                          _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (37,690)               (8,096)

       Restricted shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,842,385)           (4,880,158)

                                                                                          _____________         _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,880,075)           (4,888,254)

                                                                                          _____________         _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,363,480               219,869

       Restricted shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         77,712,955            54,972,784

   Dividends reinvested:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             34,916                 4,985

       Restricted shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,916,055             2,057,870

   Cost of shares redeemed:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (294,657)              (40,510)

       Restricted shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (24,773,764)           (8,653,765)

                                                                                          _____________         _____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .         57,958,985            48,561,233

                                                                                          _____________         _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .         62,018,129            50,413,131

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        109,005,453            58,592,322

                                                                                          _____________         _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $171,023,582          $109,005,453

                                                                                          _____________         _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .   $         28,202      $        --

                                                                                          _____________         _____________

CAPITAL SHARE TRANSACTIONS:

                                                                                              Shares                Shares

                                                                                          _____________         _____________

  Investor Shares

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            106,920                17,954

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .              2,742                   405

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (23,285)               (3,304)

                                                                                          _____________         _____________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .             86,377                15,055

                                                                                          _____________         _____________


   Restricted Shares

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,153,064             4,463,067

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .            308,516               167,445

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,951,559)             (702,920)

                                                                                          _____________         _____________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .          4,510,021             3,927,592

                                                                                          _____________         _____________
------------------------


*Effective  August  15,  1997,  Institutional  shares  were  redesignated as Investor shares and Retail shares were redesignated as
Restricted shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                         Investor Shares                            Restricted Shares
                                                  ______________________________             ______________________________
                                                       Year Ended October 31,                      Year Ended October 31,
                                                  ______________________________             ______________________________

PER SHARE DATA:                                    1998        1997(1)     1996(2,3)          1998        1997(1)      1996(2,3)
                                                  ______       ______       ______           ______       ______       ______
   Net asset value, beginning of period  .        $12.52       $12.29       $12.50           $12.52       $12.29       $12.50
                                                  ______       ______       ______           ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . .           .72          .74          .71              .76          .77          .74

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . .           .35          .23         (.21)             .32          .23         (.21)

                                                  ______       ______       ______           ______       ______       ______

   Total from Investment Operations  . . .          1.07          .97          .50             1.08         1.00          .53

                                                  ______       ______       ______           ______       ______       ______

   Distributions:

   Dividends from investment income--net . .        (.72)        (.74)        (.71)            (.75)        (.77)        (.74)

                                                  ______       ______       ______           ______       ______       ______

   Net asset value, end of period  . . . .        $12.87       $12.52       $12.29           $12.85       $12.52       $12.29

                                                  ______       ______       ______           ______       ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . .          8.80%        8.21%        4.18%            8.90%        8.49%        4.45%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .       .80%         .80%         .79%             .55%         .55%         .55%

   Ratio of net investment income

       to average net assets . . . . . . .          5.68%        6.01%        5.61%            5.95%        6.31%        6.29%

   Portfolio Turnover Rate . . . . . . . .        106.93%      143.91%      198.16%          106.93%      143.91%      198.16%

   Net Assets, end of
       period (000's Omitted)  . . . . . .        $1,438         $317         $126         $169,585     $108,688      $58,466
------------------------

(1)Effective  August  15,  1997,  Institutional  shares  were  redesignated as
Investor shares and Retail shares were redesignated as Restricted shares.

(2)  From November 1, 1995 (commencement of operations) to October 31, 1996.

(3)Effective  July  15,  1996,  Investor  Class  shares  were  redesignated as
Institutional shares and Class R shares were redesignated as Retail shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Disciplined Intermediate Bond Fund (the "Fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund' s distributor. Other differences between the classes include the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and were reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended October 31, 1998, Investor shares were charged $1,670 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $211,803,723 and $153,943,716, respectively.

   At October 31, 1998, accumulated net unrealized appreciation on investments was $3,585,210 consisting of $4,186,099 gross unrealized appreciation and $600,889 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

                                   (reg.tm)

                                   (reg.tm)

DREYFUS DISCIPLINED INTERMEDIATE

BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940





Printed in U.S.A.                                         302/702AR9810

Disciplined

Intermediate

Bond Fund

Annual Report

October 31, 1998

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Bond Market Index Fund for its annual reporting period ended October 31, 1998, as shown in the following table:

                                                                      Income Dividends                  Distribution

                                         Total Return*               (Approx. Per Share)              Rate Per Share**

                                         ___________               _____________________             _________________
Investor Shares                              9.43%                          $.589                           5.71%

BASIC Shares                                 9.69%                          $.610                           5.95%

Lehman Brothers

  Aggregate Bond Index***                    9.34%

   Effective November 14, 1997, the Fund's investment objective changed from seeking to replicate the Lehman Brothers Government/Corporate Bond Index (the " Government Corporate Bond Index") to seeking to replicate the Lehman Brothers
Aggregate    Bond    Index.

The Economy

   In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

   Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

   The Fed's responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

The Market and the Portfolio

   The reporting period was highlighted by an unprecedented bond market rally from mid-August through early October. Over approximately two months, the 10-year U.S. Treasury Note, at a yield of 5.67% at the beginning, reached a low of 4.16% by October 5 and ended the reporting period at 4.60%, a 107 basis-point decline. The drop in yields of U.S. Treasury securities was particularly pronounced during this period because of investor anxiety about the volatility of world financial markets. As a result, investors aggressively purchased less risky U.S. Treasury securities as a safe haven for their assets.

The sharp selloff in the stock market also affected the domestic corporate bond market as uncertainty about the consequences of the overseas economic turmoil for the U.S. economy caused yield spreads to widen versus government securities. Quality spreads also widened since investors preferred to own higher quality, less risky corporate securities. Over the reporting period, AA-rated corporate securities outperformed BBB-rated corporate securities by 241 basis points

   During the reporting period, mortage- and asset-backed securities underperformed U.S. Treasury securities. As interest rates decline, prepayment risk of mortgage securities increases and investors shy away from the mortgage sector. As expected, the large decline in interest rates had a negative effect on the performance of mortgage securities. Asset-backed securities were affected by fears that an economic slowdown would result in an increase in delinquency rates.

   The Federal Reserve calmed some investor fears when it lowered the Fed Funds rate in September and October. By this time, bond yields had reached multidecade lows with the 30-year Treasury Bond trading at 4.72%, a historic low. As a matter of policy, the Fund' s duration remains neutral to the Aggregate Bond Index, and the Fund's sector allocation is kept in alignment with that index.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.


           Very truly yours,




       [Laurie Carroll signature logo]




           Laurie Carroll

           Portfolio Manager


November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

***SOURCE: LEHMAN BROTHERS --Reflects the reinvestment of dividends and capital gains. The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. The Lehman Brothers Government/Corporate Bond Index is intended to measure the performance of the domestic fixed-rate investment grade debt markets and is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt.

DREYFUS BOND MARKET INDEX FUND                               OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BOND MARKET INDEX
        FUND BASIC SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX
[Exhibit A:
                                    Dollars

$14,159

Lehman Brothers Aggregate Bond Index*

$13,846

Dreyfus Bond Market Index Fund (BASIC Shares)

*Source: Lehman Brothers]

Average Annual Total Returns
--------------------------------------------------------------------------------

           Investor Shares                                                   BASIC Shares
_______________________________________________________           _______________________________________________________
Period Ended 10/31/98                                             Period Ended 10/31/98

_____________________                                             _____________________

1 Year                                         9.43%              1 Year                                        9.69%

From Inception (4/28/94)                       8.02               From Inception (11/30/93)                     6.84
--------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in BASIC shares of Dreyfus Bond Market Index Fund on 11/30/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Investor shares will vary from the performance of BASIC shares shown above due to differences in charges and expenses.

Effective November 14, 1997, the Fund's investment objective changed to seeking to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Fund' s investment policies also changed as of November 14, 1997 to permit the Fund to invest in mortgage-backed and asset-backed securities in seeking to replicate the Lehman Brothers Aggregate Bond Index. Prior to November 14, 1997, the Funds objective was to seek to replicate the total return of the Lehman Brothers Government/Corporate Bond Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgaged-backed securities, and asset-backed securities. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                       Principal

Bonds and Notes--98.9%                                                                            Amount             Value
-------------------------------------------------------
                                                                                              ____________      ____________
       Aerospace and Aviation--.8%  Boeing, Deb.:

                                        8.10%, 2006  . . . . . . . . . . . . . . . . . . .    $.......25,000     $       28,850

                                        85_8%, 2031  . . . . . . . . . . . . . . . . . . .             10,000            12,555

                                    Lockheed,

                                        Notes, 63_4%, 2003 . . . . . . . . . . . . . . . .             25,000            26,169

                                    Raytheon, Notes:

                                        6.45%, 2002  . . . . . . . . . . . . . . . . . . .            300,000           310,745

                                        61_2%, 2005  . . . . . . . . . . . . . . . . . . .             25,000            26,219

                                    Rockwell International,

                                        Notes, 63_4%, 2002 . . . . . . . . . . . . . . . .             30,000            31,586

                                                                                                                  ____________

                                                                                                                        436,124

                                                                                                                  ____________

                   Automotive--.3%  Chrysler,

                                        Deb., 7.45%, 2027  . . . . . . . . . . . . . . . .             50,000            55,006

                                    General Motors:

                                        Deb.:

                                           91_8%, 2001 . . . . . . . . . . . . . . . . . .             15,000            16,487

                                           87_8%, 2003 . . . . . . . . . . . . . . . . . .             25,000            28,417

                                           7.40%, 2025 . . . . . . . . . . . . . . . . . .             10,000            10,725

                                        Notes, 7%, 2003  . . . . . . . . . . . . . . . . .             40,000            42,650

                                                                                                                  ____________

                                                                                                                        153,285

                                                                                                                  ____________

                     Banking--1.9%  Banc One,

                                        Sub. Notes, 97_8%, 2019  . . . . . . . . . . . . .              5,000             6,618

                                    BankAmerica,

                                        Sub. Notes, 73_4%, 2002  . . . . . . . . . . . . .             25,000            26,875

                                    BankAmerica Capital II,

                                        Gtd. Capital Securities, Ser. 2, 8%, 2026  . . . .             55,000            57,532

                                    Bankers Trust New York,

                                        Sub. Notes, 71_2%, 2015  . . . . . . . . . . . . .             75,000            69,757

                                    Capital One Bank,

                                        Sr. Notes, 63_8%, 2003 . . . . . . . . . . . . . .            200,000           202,832

                                    Chase Manhattan:

                                        Sub. Deb., 61_2%, 2009 . . . . . . . . . . . . . .             10,000            10,224

                                        Sub. Notes, 73_4%, 1999  . . . . . . . . . . . . .             40,000            40,997

                                    Chemical,

                                        Sub. Notes, 61_8%, 2008  . . . . . . . . . . . . .             15,000            15,050

                                    Citicorp,

                                        Sub. Notes, 71_8%, 2003  . . . . . . . . . . . . .             20,000            21,210

                                    FBS Capital I,

                                        Gtd. Capital Securities, 8.09%, 2026 . . . . . . .            100,000           109,751

                                    First Bank System,

                                        Sub. Notes, 75_8%, 2005  . . . . . . . . . . . . .             55,000            61,086

                                    First Chicago,

                                        Sub. Notes, 97_8%, 2000  . . . . . . . . . . . . .             20,000            21,579

                                    First Union,

                                        Sub. Notes, 6.30%, 2008  . . . . . . . . . . . . .            100,000           101,487

                                    Fleet Financial Group,

                                        Sr. Notes, 71_8%, 2000 . . . . . . . . . . . . . .             40,000            41,095



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________

  Banking (continued)  Integra Financial,

                                        Sub. Notes, 61_2%, 2000  . . . . . . . . . . . . .    $.......15,000     $       15,282

                                    MBNA America Bank,

                                        Sub. Notes, 63_4%, 2008  . . . . . . . . . . . . .            100,000           103,602

                                    Morgan (J.P.),

                                        Sub. Notes, 61_4%, 2009  . . . . . . . . . . . . .             20,000            19,996

                                    NCNB,

                                        Deb., 93_8%, 2009  . . . . . . . . . . . . . . . .             20,000            25,519

                                    NationsBank, Sub. Notes:

                                        67_8%, 2005  . . . . . . . . . . . . . . . . . . .             10,000            10,587

                                        75_8%, 2005  . . . . . . . . . . . . . . . . . . .             30,000            32,995

                                    Republic New York Corp.,

                                        Sub. Notes, 57_8%, 2008  . . . . . . . . . . . . .             25,000            25,086

                                    Wachovia,

                                        Sub. Notes, 63_8%, 2003  . . . . . . . . . . . . .             15,000            15,712

                                    Wells Fargo Capital,

                                        Gtd. Capital Securities, 7.96%, 2026 . . . . . . .             30,000            31,972

                                                                                                                  ____________

                                                                                                                      1,066,844

                                                                                                                  ____________

                    Chemicals--.3%  duPont (E.I.) de Nemours:

                                        Deb., 61_2%, 2028  . . . . . . . . . . . . . . . .            100,000           103,212

                                        Notes, 63_4%, 2002 . . . . . . . . . . . . . . . .             40,000            42,497

                                    Eastman Chemical,

                                        Notes, 63_8%, 2004 . . . . . . . . . . . . . . . .             30,000            30,101

                                    Monsanto,

                                        Deb., 8.20%, 2025  . . . . . . . . . . . . . . . .             20,000            21,207

                                    Morton International,

                                        Deb., 91_4%, 2020  . . . . . . . . . . . . . . . .              5,000             6,706

                                                                                                                  ____________

                                                                                                                        203,723

                                                                                                                  ____________

                     Consumer--.5%  Clorox,

                                        Deb., 8.80%, 2001  . . . . . . . . . . . . . . . .             10,000            10,947

                                    Kimberly-Clark,

                                        Deb., 67_8%, 2014  . . . . . . . . . . . . . . . .              5,000             5,704

                                    Maytag,

                                        Deb., 93_4%, 2002  . . . . . . . . . . . . . . . .              5,000             5,705

                                    Procter & Gamble,

                                        Deb., 8.70%, 2001  . . . . . . . . . . . . . . . .             30,000            32,901

                                        Notes, 51_4%, 2003 . . . . . . . . . . . . . . . .            200,000           201,172

                                    The Employee Stock

                                        Ownership Trust of the Procter & Gamble

                                        Profit Sharing Trust and Employee Stock

                                        Ownership Plan,

                                        Deb. (Gtd. by Procter & Gamble),

                                        9.36%, 2021  . . . . . . . . . . . . . . . . . . .             10,000            12,997

                                    Whirlpool,

                                        Deb., 9%, 2003 . . . . . . . . . . . . . . . . . .             10,000            11,367

                                                                                                                  ____________

                                                                                                                        280,793

                                                                                                                  ____________



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
Entertainment/Media--.4%  Carnival,


                                        Notes, 7.05%, 2005 . . . . . . . . . . . . . . . .     $.......15,000    $       16,154

                                    Cox Communications,

                                        Notes, 63_8%, 2000 . . . . . . . . . . . . . . . .            100,000           101,916

                                    Disney (Walt),

                                        Global Bonds, 63_4%, 2006  . . . . . . . . . . . .             20,000            21,728

                                    News America Holdings,

                                        Deb. (Gtd. by The News), 73_4%, 2024 . . . . . . .             15,000            14,835

                                    Time Warner,

                                        Notes (Gtd. by Time Warner), 6.95%, 2028 . . . . .            100,000           100,703

                                                                                                                  ____________

                                                                                                                        255,336

                                                                                                                  ____________

          Financial Services--3.3%  Aetna Services,

                                        Notes (Gtd. by Aetna), 75_8%, 2026 . . . . . . . .             50,000            50,402

                                    American Express Credit,

                                        Sr. Notes, 61_8%, 2001 . . . . . . . . . . . . . .             40,000            40,979

                                    American General Finance,

                                        Sr. Notes, 81_8%, 2009 . . . . . . . . . . . . . .             10,000            11,702

                                    Ameritech Capital Funding,

                                        Notes, 61_8%, 2001 . . . . . . . . . . . . . . . .            200,000           207,998

                                    Associates Corp. of North America:

                                        Deb., 7.95%, 2010  . . . . . . . . . . . . . . . .             10,000            11,377

                                        Sr. Notes:

                                           6.10%, 2005 . . . . . . . . . . . . . . . . . .            200,000           201,951

                                           65_8%, 2005 . . . . . . . . . . . . . . . . . .             10,000            10,406

                                    Bear Stearns, Sr. Notes:

                                        83_4%, 2004  . . . . . . . . . . . . . . . . . . .             10,000            11,075

                                        71_4%, 2006  . . . . . . . . . . . . . . . . . . .             75,000            77,584

                                    Beneficial,

                                        Medium-Term Notes, 91_8%, 2001 . . . . . . . . . .              5,000             5,460

                                    Cincinnati Financial,

                                        Deb., 6.90%, 2028  . . . . . . . . . . . . . . . .            100,000           102,825

                                    Citigroup,

                                        Deb., 65_8%, 2028  . . . . . . . . . . . . . . . .            100,000            90,089

                                    Commercial Credit Group, Notes:

                                        6.70%, 1999  . . . . . . . . . . . . . . . . . . .             25,000            25,216

                                        10%, 2008  . . . . . . . . . . . . . . . . . . . .              5,000             6,421

                                    Dean Witter Discovery,

                                        Notes, 61_4%, 2000 . . . . . . . . . . . . . . . .             30,000            30,379

                                    FINOVA Capital,

                                        Notes, 91_8%, 2002 . . . . . . . . . . . . . . . .             20,000            21,696

                                    Ford Capital B.V.,

                                        Deb., 97_8%, 2002  . . . . . . . . . . . . . . . .             25,000            28,580

                                    Ford Motor Credit,

                                        Notes, 63_4%, 2008 . . . . . . . . . . . . . . . .             20,000            21,251

                                    GMAC,

                                        Deb., 6%, 2011 . . . . . . . . . . . . . . . . . .             70,000            67,795



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
Financial Services (continued)  General Electric Capital,

                                        Deb., 8.30%, 2009  . . . . . . . . . . . . . . . .     $.......15,000    $       18,169

                                    General Electric Credit,

                                        Deb., 51_2%, 2001  . . . . . . . . . . . . . . . .             10,000             9,998

                                    Heller Financial,

                                        Notes, 61_4%, 2001 . . . . . . . . . . . . . . . .            200,000           201,162

                                    Household Finance,

                                        Notes, 8%, 2004  . . . . . . . . . . . . . . . . .             15,000            16,454

                                    International Lease Finance,

                                        Medium-Term Notes, 61_4%, 2000 . . . . . . . . . .             40,000            40,581

                                    MCN Investment,

                                        Notes, 6.30%, 2001 . . . . . . . . . . . . . . . .        300,000 (a)           302,841

                                    Merrill Lynch,

                                        Notes, 8.30%, 2002 . . . . . . . . . . . . . . . .             15,000            16,441

                                    Norwest Financial,

                                        Sr. Notes, 7%, 2003  . . . . . . . . . . . . . . .             15,000            15,886

                                    Pitney Bowes Credit,

                                        Deb., 91_4%, 2008  . . . . . . . . . . . . . . . .             15,000            19,013

                                    Salomon Brothers,

                                        Sr. Notes, 71_4%, 2000 . . . . . . . . . . . . . .             10,000            10,227

                                    Sears, Roebuck Acceptance, Notes:

                                        7%, 2007 . . . . . . . . . . . . . . . . . . . . .             35,000            37,616

                                        63_4%, 2028  . . . . . . . . . . . . . . . . . . .            100,000            98,730

                                    Transamerica Financial,

                                        Deb., 61_2%, 2011  . . . . . . . . . . . . . . . .              5,000             4,970

                                    Travelers/Aetna Property & Casualty,

                                        Notes, 63_4%, 2001 . . . . . . . . . . . . . . . .             60,000            62,337

                                    U.S. Leasing International,

                                        Sr. Notes, 65_8%, 2003 . . . . . . . . . . . . . .             30,000            31,299

                                                                                                                  ____________

                                                                                                                      1,908,910

                                                                                                                  ____________

          Food and Beverages--1.3%  Anheuser-Busch,

                                        Deb., 9%, 2009 . . . . . . . . . . . . . . . . . .              5,000             6,365

                                    Archer-Daniels-Midland:

                                        Deb., 81_8%, 2012  . . . . . . . . . . . . . . . .             40,000            49,076

                                        Zero Coupon, 2002  . . . . . . . . . . . . . . . .              5,000             4,186

                                    Coca-Cola,

                                        Deb., 65_8%, 2002  . . . . . . . . . . . . . . . .             35,000            36,305

                                    Coca-Cola Enterprises:

                                        Deb., 81_2%, 2022  . . . . . . . . . . . . . . . .            100,000           121,155

                                        Notes, 77_8%, 2002 . . . . . . . . . . . . . . . .             15,000            16,213

                                    Diageo,

                                        Notes (Gtd. by Diageo), 61_8%, 2005  . . . . . . .            200,000           203,916

                                    Dole Food,

                                        Notes, 63_4%, 2000 . . . . . . . . . . . . . . . .             15,000            15,198

                                    Heinz (H.J.),

                                        Deb., 63_8%, 2028  . . . . . . . . . . . . . . . .            100,000           101,647

                                    Hershey Foods,

                                        Deb., 8.80%, 2021  . . . . . . . . . . . . . . . .             30,000            38,911



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                     Principal

Bonds and Notes (continued)                                                       Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
Food and Beverages (continued)  McDonald's,


                                        Notes, 63_4%, 2003 . . . . . . . . . . . . . . . .     $.......20,000    $       20,428

                                    Nabisco,

                                        Deb., 7.55%, 2015  . . . . . . . . . . . . . . . .             40,000            38,529

                                    Ralston-Purina Group,

                                        Deb., 85_8%, 2022  . . . . . . . . . . . . . . . .             40,000            46,657

                                    Seagram,

                                        Deb., 8.35%, 2022  . . . . . . . . . . . . . . . .             10,000            10,783

                                    Supervalu,

                                        Notes, 7.80%, 2002 . . . . . . . . . . . . . . . .             15,000            16,204

                                    Sysco,

                                        Sr. Notes, 7%, 2006  . . . . . . . . . . . . . . .             25,000            27,423

                                                                                                                  ____________

                                                                                                                        752,996

                                                                                                                  ____________

                  Health Care--.0%  Bristol-Myers Squibb,

                                        Deb., 7.15%, 2023  . . . . . . . . . . . . . . . .             15,000            16,799

                                                                                                                  ____________

                                                                                                                         16,799

                                                                                                                  ____________

                  Industrial--2.0%  Aluminum Co. of America,

                                        Notes, 53_4%, 2001 . . . . . . . . . . . . . . . .             50,000            50,932

                                    Bass America,

                                        Notes, 81_8%, 2002 . . . . . . . . . . . . . . . .             15,000            16,260

                                    Bowater,

                                        Deb., 93_8%, 2021  . . . . . . . . . . . . . . . .             10,000            12,546

                                    Browning-Ferris,

                                        Deb., 7.40%, 2035  . . . . . . . . . . . . . . . .             10,000             9,936

                                    Burlington Resources,

                                        Deb., 67_8%, 2026  . . . . . . . . . . . . . . . .             70,000            68,531

                                    Caterpillar, Deb.:

                                        93_8%, 2000  . . . . . . . . . . . . . . . . . . .              5,000             5,333

                                        93_8%, 2011  . . . . . . . . . . . . . . . . . . .            300,000           393,764

                                    Comdisco,

                                        Notes, 63_8%, 2001 . . . . . . . . . . . . . . . .            155,000           158,867

                                    Crown Cork & Seal,

                                        Bonds, 73_8%, 2026 . . . . . . . . . . . . . . . .             75,000            71,915

                                    Dana,

                                        Notes, 7%, 2028  . . . . . . . . . . . . . . . . .            100,000           100,864

                                    Eaton,

                                        Deb., 8.10%, 2022  . . . . . . . . . . . . . . . .             10,000            11,582

                                    Emerson Electric,

                                        Notes, 6.30%, 2005 . . . . . . . . . . . . . . . .             35,000            37,225

                                    Illinois Tool Works,

                                        Notes, 57_8%, 2000 . . . . . . . . . . . . . . . .             20,000            20,214

                                    PPG Industries,

                                        Notes, 73_8%, 2016 . . . . . . . . . . . . . . . .             45,000            49,783

                                    Tenneco,

                                        Deb., 10.20%, 2008 . . . . . . . . . . . . . . . .             15,000            19,349



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
Industrial (continued)  TRW,

                                        Notes, 61_4%, 2010 . . . . . . . . . . . . . . . .      $.....100,000     $     102,175

                                    WMX Technologies,

                                        Notes, 63_8%, 2003 . . . . . . . . . . . . . . . .             30,000            30,657

                                                                                                                  ____________

                                                                                                                      1,159,933

                                                                                                                  ____________

                  Oil and Gas--.2%  Atlantic Richfield,

                                        Deb., 9%, 2021 . . . . . . . . . . . . . . . . . .             15,000            19,659

                                    Mobil,

                                        Deb., 85_8%, 2021  . . . . . . . . . . . . . . . .             15,000            19,312

                                    Occidental Petroleum,

                                        Sr. Notes, 101_8%, 2001  . . . . . . . . . . . . .             15,000            16,692

                                    Phillips Petroleum,

                                        Notes, 6.65%, 2003 . . . . . . . . . . . . . . . .             20,000            20,982

                                    Texaco Capital,

                                        Deb. (Gtd. by Texaco), 67_8%, 2023 . . . . . . . .             25,000            25,154

                                                                                                                  ____________

                                                                                                                        101,799

                                                                                                                  ____________

               Paper Products--.1%  Georgia-Pacific,

                                        Deb., 95_8%, 2022  . . . . . . . . . . . . . . . .             25,000            28,532

                                    International Paper,

                                        Notes, 75_8%, 2007 . . . . . . . . . . . . . . . .             10,000            10,819

                                    Weyerhaeuser,

                                        Deb., 7.95%, 2025  . . . . . . . . . . . . . . . .             20,000            21,890

                                                                                                                 ____________

                                                                                                                         61,241

                                                                                                                  ____________

                       Retail--.7%  Dayton Hudson,

                                        Deb., 81_2%, 2022  . . . . . . . . . . . . . . . .             20,000            20,616

                                    Federated Department Stores,

                                        Deb., 7%, 2028 . . . . . . . . . . . . . . . . . .            100,000            96,275

                                    Gap,

                                        Notes, 6.90%, 2007 . . . . . . . . . . . . . . . .             80,000            86,903

                                    Limited,

                                        Deb., 71_2%, 2023  . . . . . . . . . . . . . . . .             10,000            10,114

                                    May Department Stores,

                                        Deb., 97_8%, 2002  . . . . . . . . . . . . . . . .             15,000            17,354

                                    Penney (J.C.), Deb:

                                        9.05%, 2001  . . . . . . . . . . . . . . . . . . .             80,000            86,284

                                        81_4%, 2022  . . . . . . . . . . . . . . . . . . .             15,000            16,401

                                        71_8%, 2023  . . . . . . . . . . . . . . . . . . .             15,000            14,966

                                    Wal-Mart Stores:

                                        Deb., 9.10%, 2000  . . . . . . . . . . . . . . . .             10,000            10,683

                                        Notes, 57_8%, 2005 . . . . . . . . . . . . . . . .             25,000            25,847

                                                                                                                  ____________

                                                                                                                        385,443

                                                                                                                  ____________



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
      Technology--.3%  Dell Computer,

                                        Deb., 7.10%, 2028  . . . . . . . . . . . . . . . .      $.....100,000    $       98,118

                                    IBM,

                                        Deb., 7%, 2025 . . . . . . . . . . . . . . . . . .             20,000            21,799

                                    United Technologies,

                                        Global Notes, 83_4%, 2021  . . . . . . . . . . . .             50,000            64,486

                                    Xerox,

                                        Notes, 7.15%, 2004 . . . . . . . . . . . . . . . .             15,000            16,242

                                                                                                                  ____________

                                                                                                                        200,645

                                                                                                                  ____________

     Telephone and Telegraph--2.5%  AT&T:

                                        Deb.:

                                           51_8%, 2001 . . . . . . . . . . . . . . . . . .             50,000            49,905

                                           8.35%, 2025 . . . . . . . . . . . . . . . . . .              5,000             5,666

                                        Notes, 7%, 2005  . . . . . . . . . . . . . . . . .             15,000            16,335

                                    Airtouch Communications,

                                        Notes, 71_8%, 2001 . . . . . . . . . . . . . . . .            100,000           104,280

                                    Bellsouth Telecommunications,

                                        Deb., 63_8%, 2028  . . . . . . . . . . . . . . . .            100,000           102,382

                                    GTE,

                                        Deb., 9.10%, 2003  . . . . . . . . . . . . . . . .             35,000            40,666

                                    Lucent Technologies,

                                        Deb., 61_2%, 2028  . . . . . . . . . . . . . . . .            150,000           154,818

                                    MCI Communications,

                                        Sr. Notes, 61_4%, 1999 . . . . . . . . . . . . . .             75,000            75,234

                                    MCI Worldcom,

                                        Sr. Notes, 6.95%, 2028 . . . . . . . . . . . . . .            120,000           123,344

                                    Michigan Bell Telephone,

                                        Deb., 63_8%, 2005  . . . . . . . . . . . . . . . .             25,000            25,215

                                    New Jersey Bell Telephone,

                                        Deb., 8%, 2022 . . . . . . . . . . . . . . . . . .             25,000            30,262

                                    New York Telephone,

                                        Deb., 85_8%, 2010  . . . . . . . . . . . . . . . .              5,000             6,176

                                    Northern Telecom,

                                        Deb., 83_4%, 2001  . . . . . . . . . . . . . . . .            200,000           217,094

                                    Pacific Bell Telephone, Deb.:

                                        73_8%, 2025  . . . . . . . . . . . . . . . . . . .             75,000            78,300

                                        71_8%, 2026  . . . . . . . . . . . . . . . . . . .             10,000            11,000

                                    Pacific Telephone & Telegraph,

                                        Deb., 45_8%, 1999  . . . . . . . . . . . . . . . .             70,000            69,829

                                    Southwestern Bell Telephone,

                                        Notes, 65_8%, 2005 . . . . . . . . . . . . . . . .            150,000           159,795

                                    TCI Communications,

                                        Sr. Deb., 83_4%, 2015  . . . . . . . . . . . . . .            100,000           121,987

                                    U.S. West Communications,

                                        Deb., 67_8%, 2033  . . . . . . . . . . . . . . . .             25,000            24,918

                                                                                                                  ____________

                                                                                                                      1,417,206

                                                                                                                  ____________



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
         Tobacco--.1%  Fortune Brands,


                                        Deb., 85_8%, 2021  . . . . . . . . . . . . . . . .    $.........5,000   $         6,313

                                    Philip Morris, Deb.:

                                        91_4%, 2000  . . . . . . . . . . . . . . . . . . .             40,000            42,016

                                        6%, 2001 . . . . . . . . . . . . . . . . . . . . .             20,000            20,349

                                        83_8%, 2017  . . . . . . . . . . . . . . . . . . .             11,000            11,991

                                                                                                                  ____________

                                                                                                                         80,669

                                                                                                                 ____________

               Transportation--.2%  Federal Express,

                                        Notes, 97_8%, 2002 . . . . . . . . . . . . . . . .             15,000            17,088

                                    Norfolk Southern, Deb.:

                                        9%, 2021 . . . . . . . . . . . . . . . . . . . . .             10,000            12,858

                                        7.80%, 2027  . . . . . . . . . . . . . . . . . . .             50,000            56,620

                                    Ryder System,

                                        Deb., 83_4%, 2017  . . . . . . . . . . . . . . . .             10,000            10,425

                                    United Parcel Service,

                                        Deb., 83_8%, 2030  . . . . . . . . . . . . . . . .             10,000            12,980

                                                                                                                  ____________

                                                                                                                        109,971

                                                                                                                  ____________

                   Utilities--1.6%  Alabama Power,

                                        First Mortgage, 6%, 2000 . . . . . . . . . . . . .             50,000            50,591

                                    Baltimore Gas & Electric,

                                        First and Refunding Mortgage:

                                           71_2%, 2007 . . . . . . . . . . . . . . . . . .             10,000            11,152

                                           71_2%, 2023 . . . . . . . . . . . . . . . . . .             33,000            33,900

                                    Carolina Power & Light, First Mortgage,

                                        8.20%, 2022  . . . . . . . . . . . . . . . . . . .             15,000            16,437

                                    Commonwealth Edison,

                                        Mortgage, 81_8%, 2007  . . . . . . . . . . . . . .             10,000            10,224

                                    Duke Power, First and Refunding Mortgage:

                                        71_2%, 1999  . . . . . . . . . . . . . . . . . . .             50,000            50,475

                                        73_8%, 2023  . . . . . . . . . . . . . . . . . . .             15,000            15,414

                                    Florida Power & Light, First Mortgage:

                                        65_8%, 2003  . . . . . . . . . . . . . . . . . . .             30,000            30,436

                                        73_4%, 2023  . . . . . . . . . . . . . . . . . . .             25,000            26,227

                                    Gulf State Utilities,

                                        First Mortgage, 6.41%, 2001  . . . . . . . . . . .             45,000            46,310

                                    Houston Lighting & Power,

                                        First Mortgage, 83_4%, 2022  . . . . . . . . . . .            150,000           167,358

                                    Illinois Power,

                                        First Mortgage, 83_4%, 2021  . . . . . . . . . . .            .15,000            15,932

                                    New York State Electric & Gas,

                                        First Mortgage, 97_8%, 2020  . . . . . . . . . . .             10,000            10,973

                                    Northern States Power,

                                        First Mortgage, 71_8%, 2025  . . . . . . . . . . .            100,000           108,265

                                    Pacific Gas & Electric,

                                        First and Refunding Mortgage, 8.80%, 2024  . . . .             50,000            62,830



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
Utilities (continued)  Pennsylvania Power & Light, First Mortgage:

                                        61_2%, 2005  . . . . . . . . . . . . . . . . . . .     $.......20,000    $       21,077

                                        6.55%, 2006  . . . . . . . . . . . . . . . . . . .             25,000            26,452

                                    Potomac Electric & Power,

                                        First Mortgage, 57_8%, 2002  . . . . . . . . . . .             10,000            10,038

                                    Public Service Electric & Gas,

                                        First and Refunding Mortgage:

                                           83_4%, 1999 . . . . . . . . . . . . . . . . . .             25,000            25,577

                                           61_8%, 2002 . . . . . . . . . . . . . . . . . .             20,000            20,696

                                           61_2%, 2004 . . . . . . . . . . . . . . . . . .             25,000            26,237

                                    South Carolina Electric & Gas,

                                        Mortgage, 9%, 2006 . . . . . . . . . . . . . . . .             20,000            24,050

                                    Southern California Gas,

                                        First Mortgage, 73_8%, 2023  . . . . . . . . . . .             20,000            20,840

                                    Texas Utilities,

                                        First Mortgage, 83_4%, 2023  . . . . . . . . . . .             35,000            38,894

                                    Union Electric,

                                        First Mortgage, 63_4%, 2008  . . . . . . . . . . .             25,000            27,051

                                    Virginia Electric & Power,

                                        First Mortgage, 75_8%, 2007  . . . . . . . . . . .             25,000            28,257

                                    Wisconsin Electric & Power,

                                        First Mortgage, 7.70%, 2027  . . . . . . . . . . .             20,000            21,596

                                                                                                                  ____________

                                                                                                                        947,289

                                                                                                                  ____________

                        Other--.1%  Private Export Funding:

                                        Deb., 9.45%, 1999  . . . . . . . . . . . . . . . .              5,000             5,255

                                        Secured Notes (Gtd. by the Export-Import

                                        Bank of the U.S.), 8.40%, 2001 . . . . . . . . . .             30,000            32,797

                                                                                                                  ____________

                                                                                                                         38,052

                                                                                                                  ____________

                     Foreign--2.1%  African Development Bank,

                                        Sub. Notes, 73_4%, 2001  . . . . . . . . . . . . .             15,000            16,076

                                    Daimler-Benz of North America,

                                        Medium-Term Notes (Gtd. by Daimler-Benz AG),

                                        73_8%, 2006  . . . . . . . . . . . . . . . . . . .            120,000           130,918

                                    Dresdner Bank-New York,

                                        Sub. Deb., 71_4%, 2015 . . . . . . . . . . . . . .             40,000            40,188

                                    European Investment Bank,

                                        Deb., 101_8%, 2000 . . . . . . . . . . . . . . . .             20,000            21,910

                                    Hydro-Quebec, Bonds,

                                        (Gtd. by the Province of Quebec):

                                           81_2%, 2029 . . . . . . . . . . . . . . . . . .             10,000            12,229

                                           93_8%, 2030 . . . . . . . . . . . . . . . . . .             20,000            26,606

                                           91_2%, 2030 . . . . . . . . . . . . . . . . . .             10,000            13,482

                                    Italy Government Bonds,

                                        67_8%, 2023  . . . . . . . . . . . . . . . . . . .             70,000            75,482



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
  Foreign (continued)  KFW International Finance, Deb.:



                                        (Gtd. by the Federal Republic of Germany),
                                           91_8%, 2001 . . . . . . . . . . . . . . . . . .     $.......10,000    $       10,937

                                        (Gtd. by KFW),

                                           8%, 2010  . . . . . . . . . . . . . . . . . . .             35,000            42,675

                                    Province of British Columbia:

                                        Bonds, 61_2%, 2026 . . . . . . . . . . . . . . . .             25,000            25,273

                                        Deb., 7%, 2003 . . . . . . . . . . . . . . . . . .             20,000            21,479

                                    Province of Manitoba,

                                        Bonds, 8.80%, 2020 . . . . . . . . . . . . . . . .             10,000            12,992

                                    Province of New Brunswick,

                                        Deb., 63_4%, 2013  . . . . . . . . . . . . . . . .             30,000            32,641

                                    Province of Ontario:

                                        Sr. Deb., 7%, 2005 . . . . . . . . . . . . . . . .             40,000            43,829

                                        Sr. Unsub. Deb., 73_8%, 2003 . . . . . . . . . . .             30,000            32,981

                                    Province of Quebec:

                                        Bonds, 91_8%, 2000 . . . . . . . . . . . . . . . .             30,000            31,450

                                        Deb., 71_2%, 2023  . . . . . . . . . . . . . . . .             50,000            54,993

                                    Republic of Finland,

                                        Bonds, 6.95%, 2026 . . . . . . . . . . . . . . . .             25,000            27,484

                                    Republic of Ireland,

                                        Notes, 77_8%, 2001 . . . . . . . . . . . . . . . .            150,000           161,788

                                    Republic of Portugal,

                                        Unsub. Notes, 53_4%, 2003  . . . . . . . . . . . .            100,000           102,621

                                    Royal Bank of Scotland,

                                        Sub. Notes, 63_8%, 2011  . . . . . . . . . . . . .             60,000            58,871

                                    Santander Finance Issuances,

                                        Unsecured Sub. Notes

                                        (Gtd. by Banco Santander, S.A.),

                                        71_4%, 2006  . . . . . . . . . . . . . . . . . . .            100,000           103,269

                                    Saskatchewan C.D.A.,

                                        Bonds, 91_8%, 2021 . . . . . . . . . . . . . . . .             10,000            13,318

                                    Swiss Bank-New York,

                                        Sub. Deb., 7%, 2015  . . . . . . . . . . . . . . .             70,000            69,516

                                                                                                                  ____________

                                                                                                                      1,183,008

                                                                                                                  ____________

           U.S. Governments--41.8%  U.S. Treasury Bonds:

                                        113_4%, 2/15/2001  . . . . . . . . . . . . . . . .            155,000           179,820

                                        153_4%, 11/15/2001 . . . . . . . . . . . . . . . .             15,000            19,808

                                        103_4%, 2/15/2003  . . . . . . . . . . . . . . . .          1,030,000         1,280,949

                                        103_4%, 5/15/2003  . . . . . . . . . . . . . . . .            115,000           144,563

                                        117_8%, 11/15/2003 . . . . . . . . . . . . . . . .             10,000            13,290

                                        115_8%, 11/15/2004 . . . . . . . . . . . . . . . .            185,000           253,041

                                        103_4%, 8/15/2005  . . . . . . . . . . . . . . . .            765,000         1,034,311

                                        75_8%, 2/15/2007 . . . . . . . . . . . . . . . . .             60,000            65,355



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
U.S. Governments (continued)  U.S. Treasury Bonds (continued):


                                        83_4%, 11/15/2008  . . . . . . . . . . . . . . . .      $.....225,000     $     265,984

                                        123_4%, 11/15/2010 . . . . . . . . . . . . . . . .             75,000           110,468

                                        14%, 11/15/2011  . . . . . . . . . . . . . . . . .             30,000            48,167

                                        12%, 8/15/2013 . . . . . . . . . . . . . . . . . .             45,000            69,456

                                        121_2%, 8/15/2014  . . . . . . . . . . . . . . . .             40,000            65,043

                                        111_4%, 2/15/2015  . . . . . . . . . . . . . . . .             25,000            41,749

                                        71_4%, 5/15/2016 . . . . . . . . . . . . . . . . .            110,000           133,868

                                        83_4%, 5/15/2017 . . . . . . . . . . . . . . . . .            300,000           419,430

                                        83_4%, 5/15/2020 . . . . . . . . . . . . . . . . .            880,000         1,252,592

                                        83_4%, 8/15/2020 . . . . . . . . . . . . . . . . .            290,000           413,511

                                        77_8%, 2/15/2021 . . . . . . . . . . . . . . . . .            130,000           171,393

                                        8%, 11/15/2021 . . . . . . . . . . . . . . . . . .          1,100,000         1,474,374

                                        75_8%, 2/15/2025 . . . . . . . . . . . . . . . . .          1,200,000         1,578,612

                                    U.S. Treasury Notes:

                                        51_2%, 2/28/1999 . . . . . . . . . . . . . . . . .             30,000            30,103

                                        63_4%, 5/31/1999 . . . . . . . . . . . . . . . . .             20,000            20,256

                                        8%, 8/15/1999  . . . . . . . . . . . . . . . . . .             30,000            30,829

                                        77_8%, 11/15/1999  . . . . . . . . . . . . . . . .            550,000           569,916

                                        73_4%, 12/31/1999  . . . . . . . . . . . . . . . .             20,000            20,769

                                        63_8%, 1/15/2000 . . . . . . . . . . . . . . . . .          1,100,000         1,126,609

                                        73_4%, 1/31/2000 . . . . . . . . . . . . . . . . .            410,000           427,224

                                        67_8%, 3/31/2000 . . . . . . . . . . . . . . . . .          1,305,000         1,349,866

                                        51_2%, 4/15/2000 . . . . . . . . . . . . . . . . .             20,000            20,342

                                        83_4%, 8/15/2000 . . . . . . . . . . . . . . . . .             80,000            86,118

                                        61_8%, 9/30/2000 . . . . . . . . . . . . . . . . .          1,000,000         1,033,620

                                        81_2%, 11/15/2000  . . . . . . . . . . . . . . . .          1,555,000         1,681,561

                                        61_2%, 5/31/2001 . . . . . . . . . . . . . . . . .            300,000           315,846

                                        77_8%, 8/15/2001 . . . . . . . . . . . . . . . . .            590,000           643,944

                                        61_4%, 1/31/2002 . . . . . . . . . . . . . . . . .          1,335,000         1,410,454

                                        63_8%, 8/15/2002 . . . . . . . . . . . . . . . . .            120,000           128,214

                                        61_4%, 2/15/2003 . . . . . . . . . . . . . . . . .            530,000           568,939

                                        53_4%, 4/30/2003 . . . . . . . . . . . . . . . . .            300,000           316,977

                                        53_4%, 8/15/2003 . . . . . . . . . . . . . . . . .        680,000 (b)           720,977

                                        67_8%, 5/15/2006 . . . . . . . . . . . . . . . . .            520,000           595,670

                                        61_4%, 2/15/2007 . . . . . . . . . . . . . . . . .          1,500,000         1,663,335

                                        65_8%, 5/15/2007 . . . . . . . . . . . . . . . . .          1,950,000         2,214,323

                                                                                                                  ____________

                                                                                                                     24,011,676

                                                                                                                  ____________

   U.S. Government Agencies--38.4%  Federal Farm Credit Banks,

                                        6.33%, 11/6/2000 . . . . . . . . . . . . . . . . .           .700,000           700,941

                                    Federal Home Loan Banks:

                                        8.60%, 1/25/2000 . . . . . . . . . . . . . . . . .             15,000            15,661

                                        5.785%, 3/17/2003  . . . . . . . . . . . . . . . .            500,000           515,731

                                    Federal Home Loan Mortgage Corp.:

                                        6.34%, 11/12/2002  . . . . . . . . . . . . . . . .            500,000           507,191

                                        5.90%, 2/14/2006 . . . . . . . . . . . . . . . . .            400,000           417,744

                                        61_2%, 3/1/2011-8/1/2028 . . . . . . . . . . . . .          1,489,925         1,508,686



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------
                                                                                                ____________      ____________
      U.S. Government

Agencies (continued)  Federal Home Loan Mortgage Corp.:

                                        7%, 9/1/2011-2/1/2028  . . . . . . . . . . . . . .       $..1,832,996      $  1,875,252

                                        71_2%, 2/1/2023-8/1/2025 . . . . . . . . . . . . .          1,077,509         1,038,444

                                        8%, 8/1/2026 . . . . . . . . . . . . . . . . . . .            301,383           312,026

                                        6%, 8/1/2028 . . . . . . . . . . . . . . . . . . .            493,472           489,308

                                    Federal National Mortgage Association:

                                        8.70%, 6/10/1999 . . . . . . . . . . . . . . . . .             15,000            15,346

                                        8.45%, 7/12/1999 . . . . . . . . . . . . . . . . .             15,000            15,367

                                        8.35%, 11/10/1999  . . . . . . . . . . . . . . . .             25,000            25,846

                                        6.06%, 1/13/2003 . . . . . . . . . . . . . . . . .            500,000           506,765

                                        6.85%, 4/5/2004  . . . . . . . . . . . . . . . . .            145,000           157,333

                                        7.40%, 7/1/2004  . . . . . . . . . . . . . . . . .            450,000           500,903

                                        61_2%, 1/1/2005  . . . . . . . . . . . . . . . . .            427,059           432,662

                                        53_4%, 6/15/2005 . . . . . . . . . . . . . . . . .            900,000           931,208

                                        57_8%, 2/2/2006  . . . . . . . . . . . . . . . . .            125,000           130,375

                                        53_4%, 2/15/2008 . . . . . . . . . . . . . . . . .            200,000           208,229

                                        61_2%, 4/1/2028  . . . . . . . . . . . . . . . . .            497,156           501,506

                                        6%, 6/1/2011 . . . . . . . . . . . . . . . . . . .            426,198           430,192

                                        61_2%, 1/1/2011-9/1/2028 . . . . . . . . . . . . .          1,323,759         1,339,673

                                        7%, 8/1/2008-4/1/2028  . . . . . . . . . . . . . .          1,976,860         2,023,931

                                        71_2%, 3/1/2024-9/1/2027 . . . . . . . . . . . . .            701,416           724,043

                                        8%, 5/1/2027-6/1/2027  . . . . . . . . . . . . . .            765,673           792,473

                                        81_2%, 2/1/2025  . . . . . . . . . . . . . . . . .            387,474           406,605

                                    Financing Corp., Bonds:

                                        9.65%, 11/2/2018 . . . . . . . . . . . . . . . . .             10,000            14,850

                                        8.60%, 9/26/2019 . . . . . . . . . . . . . . . . .             40,000            53,400

                                    Government National Mortgage Association I:

                                        6% . . . . . . . . . . . . . . . . . . . . . . . .        650,000 (c)           643,292

                                        61_2%, 9/15/2008-6/15/2028 . . . . . . . . . . . .          1,283,554         1,306,802

                                        7%, 10/15/2011-9/15/2028 . . . . . . . . . . . . .          1,587,619         1,633,101

                                        71_2%, 12/15/2026-10/15/2027 . . . . . . . . . . .            765,864           790,801

                                        8%, 8/15/2024  . . . . . . . . . . . . . . . . . .            339,220           353,424

                                        81_2%, 10/15/2026  . . . . . . . . . . . . . . . .            325,424           344,745

                                    Resolution Funding, Bonds:

                                        87_8%, 7/15/2020 . . . . . . . . . . . . . . . . .             75,000           102,850

                                        85_8%, 1/15/2030 . . . . . . . . . . . . . . . . .             15,000            20,654

                                    Tennessee Valley Authority:

                                        Deb.:

                                           83_8%, 10/1/1999  . . . . . . . . . . . . . . .             15,000            15,492

                                           7.85%, 6/15/2044  . . . . . . . . . . . . . . .             10,000            10,836

                                        Global Bonds, 6%, 3/15/2013  . . . . . . . . . . .            200,000           209,304

                                                                                                                  ____________

                                                                                                                     22,022,992

                                                                                                                  ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $54,554,107) . . . . . . . . . . . . . . . .                          $56,794,734

                                                                                                                  ____________



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                  Principal

Short-Term Investments--3.0%                                                                        Amount           Value
-------------------------------------------------------

                                                                                                 ____________     ____________

             Repurchase Agreement;  Goldman, Sachs & Co. Tri-Party
                                        Repurchase Agreement, 5.38%
                                        dated 10/30/1998, due 11/2/1998 in the amount
                                        of $1,715,292 (fully collateralized by
                                        $1,681,000 U.S. Treasury Notes,
                                        55_8%, due 10/31/1999, value $1,747,980)
                                        (cost $1,714,523)  . . . . . . . . . . . . . . . .       $..1,714,523      $  1,714,523

                                                                                                                  ____________

TOTAL INVESTMENTS (cost $56,268,630) . . . . . . . . . . . . . . . . . . . . . . . . . . .             101.9%       $58,509,257

                                                                                                      _______     ____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (1.9%)     $ (1,105,420)

                                                                                                      _______     ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $57,403,837

                                                                                                      _______     ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Reflects date security can be redeemed at holders' option; the stated maturity date is 4/2/2011.

(b)Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(c)  Purchased on a forward commitment basis.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                      Cost             Value

                                                                                                 ____________       ___________

ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . . . .        $56,268,630       $58,509,257

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              861,775

                                 Receivable for investment securities sold . . . . . . . .                               89,418

                                 Receivable for shares of Capital Stock subscribed . . . .                               56,800

                                                                                                                  ____________

                                                                                                                     59,517,250

                                                                                                                  ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                7,533

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  109

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            1,405,237

                                 Payable for investment securities purchased . . . . . . .                              700,534

                                                                                                                  ____________

                                                                                                                      2,113,413

                                                                                                                  ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $57,403,837

                                                                                                                  ____________

                                                                                                                 ____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $54,767,050

                                 Accumulated net realized gain (loss) on investments . . .                              396,160

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            2,240,627

                                                                                                                  ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $57,403,837

                                                                                                                  ____________


                                 NET ASSET VALUE PER SHARE

                              ____________________________

                                                                                                    Investor            BASIC
                                                                                                     Shares            Shares
                                                                                                 ____________       ___________


Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  1,551,675       $55,852,162

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            151,279         5,439,251

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $10.26            $10.27

                                                                                                      _______           _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $2,881,196

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . .         $     69,550

                                 Distribution fees (Investor shares)--Note 2(b)  . . . . .              2,346

                                 Loan commitment fees--Note 4  . . . . . . . . . . . . . .                215

                                                                                                 ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                               72,111

                                                                                                                   ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,809,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . .          $   400,948

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . . . . . .          1,107,949

                                                                                                 ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,508,897

                                                                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                             $4,317,982

                                                                                                                   ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended           Year Ended
                                                                                        October 31, 1998     October 31, 1997*
                                                                                       ________________     ________________

OPERATIONS:


  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,809,085         $  2,000,295

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .           400,948              199,887

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . .         1,107,949              494,107

                                                                                            ____________         ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . .         4,317,982            2,694,289

                                                                                            ____________         ____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (54,337)          (1,995,878)

    BASIC shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,754,748)              (4,417)

  Net realized gain on investments:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,054)             --------

    BASIC shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (179,537)             --------

                                                                                            ____________         ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,991,676)          (2,000,295)

                                                                                            ____________         ____________

CAPITAL STOCK TRANSACTIONS:

 Net proceeds from shares sold:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,651,522               49,970

    BASIC shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38,571,656           16,797,940

  Dividends reinvested:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            56,335                4,125

    BASIC shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,830,224            1,914,516

  Cost of shares redeemed:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (305,795)             (16,579)

    BASIC shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (20,080,253)         (19,156,787)

                                                                                            ____________         ____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . . .        22,723,689            (406,815)

                                                                                            ____________         ____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .        24,049,995              287,179

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33,353,842           33,066,663

                                                                                            ____________         ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $57,403,837          $33,353,842

                                                                                            ____________         ____________


                                                                                             Shares               Shares

                                                                                            ____________         ____________

CAPITAL SHARE TRANSACTIONS:

 Investor Shares

 _____________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           164,062                5,057

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . .             5,580                  422

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (30,352)              (1,695)

                                                                                            ____________         ____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . .           139,290                3,784

                                                                                            ____________         ____________

  BASIC Shares

  ____________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,824,182            1,720,766

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . .           280,347              195,856

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1,988,458)          (1,959,827)

                                                                                            ____________         ____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . .         2,116,071             (43,205)

                                                                                            ____________         ____________
------------------------

*Effective  August 15, 1997, Institutional Class shares were redesignated as Investor shares and Retail shares were redesignated as
BASIC shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Investor Shares
                                                                  ______________________________________________________

                                                                                      Year Ended October 31,
                                                                  ______________________________________________________



PER SHARE DATA:                                                    1998         1997(1)      1996(2)       1995       1994(3,4)
                                                                 ______       ______       ______       ______       _______
   Net asset value, beginning of period  . . . . . . . . . .    $  9.99      $  9.78      $  9.93      $  9.15       $  9.44

                                                                 ______       ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .59          .57          .57          .55           .24

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .32          .21         (.15)         .78          (.28)

                                                                 ______       ______       ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . .        .91          .78          .42         1.33          (.04)

                                                                 ______       ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.59)        (.57)        (.57)        (.55)         (.25)

   Dividends from net realized gain on investments . . . . .       (.05)          .--          .--          .--           .--

                                                                 ______       ______       ______       ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . .       (.64)        (.57)        (.57)        (.55)         (.25)

                                                                 ______       ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .     $10.26      $  9.99      $  9.78      $  9.93       $  9.15

                                                                 ______       ______       ______       ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       9.43%        8.29%        4.36%       15.01%         (.46%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .        .40%         .60%         .65%         .65%          .65%(5)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       5.79%        5.82%        5.80%        5.77%         4.81%(5)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      43.39%       48.86%       42.65%       40.16%       188.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .     $1,552         $120          $80         $207           $38
------------------------

(1) Effective August 15, 1997, Institutional shares were redesignated as Investor shares.

(2) Effective July 15, 1996, Investor shares were redesignated as Institutional shares.

(3) The Fund commenced selling Investor shares on April 28, 1994.

(4)Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(5)  Annualized

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          BASIC Shares

                                                                  ______________________________________________________

                                                                                      Year Ended October 31,
                                                                  ______________________________________________________


PER SHARE DATA:                                                    1998         1997(1)      1996(2)       1995      1994(3)(4)

                                                                 ______       ______       ______       ______       _______
   Net asset value, beginning of period  . . . . . . . . . .     $10.00      $  9.80      $  9.94      $  9.15        $10.00

                                                                 ______       ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .61          .60          .59          .58           .49(5)

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .32          .20         (.14)         .79          (.85)

                                                                 ______       ______       ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . .        .93          .80          .45         1.37          (.36)

                                                                 ______       ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.61)        (.60)        (.59)        (.58)         (.49)

   Dividends from net realized gain on investments . . . . .       (.05)          .--          .--          .--           .--

                                                                 ______       ______       ______       ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . .       (.66)        (.60)        (.59)        (.58)         (.49)

                                                                 ______       ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .     $10.27       $10.00      $  9.80      $  9.94       $  9.15

                                                                 ______       ______       ______       ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       9.69%        8.46%        4.69%       15.41%        (3.68%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .15%         .35%         .40%         .40%          .40%(6)(7)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       6.06%        6.12%        6.02%        6.10%         5.05%(6)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      43.39%       48.86%       42.65%       40.16%       188.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .    $55,852      $33,234      $32,986       $6,824        $4,464
------------------------

(1) Effective August 15, 1997, Retail shares were redesignated as BASIC shares.

(2) Effective July 15, 1996, R shares were redesignated as Retail shares.

(3)Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(4)The Fund commenced operations on November 30, 1993. Effective April 28, 1994 the Fund began selling Investor shares and the shares existing prior to April 28, 1994 were designated Trust shares. Effective October 17, 1994 the Fund's Trust shares were redesignated Class R shares.

(5)Net investment income before reimbursement of expenses by the investment adviser for the period ended ended October 31, 1994 was $0.39 per share.

(6)  Annualized.

(7)Annualized expense ratio before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was 1.41%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Bond Market Index Fund (the "Fund") is a separate diversified series of The Dreyfus/ Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund' s investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. Prior to November 14, 1997, the Fund's investment objective was to seek to replicate the total return of the Lehman Brothers Government/Corporate Bond Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 150 million of $.001 par value Capital Stock. The Fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized) . Investor shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor, and BASIC shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Prior to July 1, 1998, each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the board received an additional annual fee of $25,000 per year. These fees pertained to The Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution plan: Under the Fund' s Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 1998, the Investor shares were charged $2,346 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

   The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998 amounted to $42,352,652 and $19,213,200 respectively.

   At October 31, 1998, accumulated net unrealized appreciation on investments was $2,240,627, consisting of $2,292,308 gross unrealized appreciation and $51,681 gross unrealized depreciation.

   At October 31, 1998, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-Managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1998, the Fund did not borrow under the Facility.

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1998

DREYFUS BOND MARKET INDEX FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   For federal tax purposes, the Fund hereby designates $.025 per share as a long-term capital gain distribution of the $.052 per share paid on November 28, 1997.

                                   (reg.tm)

                                   (reg.tm)

DREYFUS BOND MARKET INDEX FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                         310/710AR9810

Bond Market

Index Fund

Annual Report

October 31, 1998

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Money Market Reserves for the 12-month period ended October 31, 1998, as shown in the following table

                                                                           YIELD                       EFFECTIVE YIELD*
                                                                        ___________                     ____________
        Investor Shares  . . . . . . . . . . . . . . . . . . .              5.01%                           5.13%

        Class R Shares . . . . . . . . . . . . . . . . . . . .              5.22%                           5.34%

THE ECONOMY

   In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

   Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

   The Fed's responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

   During the reporting period, money market rates moved lower, particularly over the summer and early fall, as economic turmoil and volatile capital markets overseas caused investors to seek a safe investment haven in short-term obligations. A diversified position in floating rate securities provided attractive relative yields over the reporting period and has been the Fund's largest holding: approximately 38% -48% of the Fund' s assets have been so invested over the past 12 months. Additionally, the Fund has purchased one-year securities in order to maintain its average days to maturity in a generally declining interest rate environment and help protect the Fund from reinvestment rate risk. Such a risk affects the income stream in a portfolio since maturing assets are reinvested at lower interest rates, thus reducing the overall yield. Because yield opportunities were more attractive in both the very short (one-month or less) and longer term (one-year) portions of the yield curve, the Fund focused its purchase activity in these maturity segments.

   Managing the Fund' s average maturity to seek to capitalize on changes in interest rates and, accordingly, maintain a consistent and competitive stream of income is a key aspect of our investment strategy. The Fund's average maturity was adjusted opportunistically during the reporting period to adapt to shifts in the money market yield curve. At the beginning of the year, the Fund dramatically increased its average maturity from the 50-day range to approximately 70 days, because of the reduced likelihood of any additional tightening in monetary policy by the Fed because of the Asian economic crisis. This proved to be a correct decision, as the crisis expanded into Russia and South America. International markets became extremely volatile and short-term rates fell. The Fund' s average maturity has remained in the 70-day range, a decision that has helped maintain yield since rates had fallen further by the end of the reporting period. This decline was hastened by the two separate easings in the Fed Funds rate near the end of the reporting period. On October
31,    1998,    the    Fund'   s    average    maturity    was    71    days.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,


            [David Hertan signature logo]


               David Hertan

               Portfolio Manager

November 16, 1998

New    York,    N.Y.

*Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.


DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                 Principal
Negotiable Bank Certificates of Deposit--22.7%                                                     Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
ANZ Banking Group(Yankee)
  5.74%, 7/30/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  12,000,000     $  11,996,585

Bank of New York (Yankee)

  5.80%, 5/14/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,996,946

Barclays Bank PLC (Yankee)

  5.32%, 6/4/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,995,368

Bayerische Landesbank Girozentrale (Yankee)

  5.72%, 7/23/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000        11,993,800

Canadian Imperial Bank of Commerce (Yankee)

  5.78%, 3/10/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,250,000        10,246,200

Credit Agricole USA Inc. (Yankee)

  5.70%, 2/26/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,998,925

Den Danske Bank A/S (Yankee)

  5.70%, 7/12/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         4,999,548

Deutsche Bank AG (Yankee)

  5.67%, 2/26/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         6,998,924

National Bank of Canada (Yankee)

  5.72%, 7/8/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000        11,996,862

Paribas Finance Inc. (Yankee)

  5.38% 11/13/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,800,000        18,801,000

Svenska Handelsbanken Inc. (Yankee)

  5.71%-5.75%, 3/29/99-8/9/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,000,000         7,998,206

Westpac Banking Corp. (Yankee)

  5.99%, 12/11/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

                                                                                                                  _____________

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

  (cost $125,022,364)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $125,022,364

                                                                                                                  _____________


Commercial Paper--27.7%
-------------------------------------------------------

Centric Capital Corp.

  5.43%, 11/20/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  25,000,000     $  24,928,750

Countrywide Home Loans, Inc.

  5.77%, 11/2/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000        24,995,993

Edison Asset Securitization LLC.

  5.43%, 11/16/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000        24,943,750

GTE Corp.

  5.30%, 11/23/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,627,000        10,592,775

Generale Bank Inc.

  5.42%, 12/14/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000        24,840,243

Petrofina (DE) Inc.

  5.39%, 11/9/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,500,000        17,479,156



DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal
Commercial Paper (continued)                                                                       Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
Yorkshire Building Society

  5.42%, 11/2/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  25,000,000     $  24,996,250

                                                                                                                  _____________

TOTAL COMMERCIAL PAPER

  (cost $152,776,917)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $152,776,917

                                                                                                                  _____________


Corporate Notes--45.9%
-------------------------------------------------------

Abbey National PLC

  5.39%, 6/1/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  11,400,000     $  11,392,794

American General Finance Corp.

  5.59%, 6/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,005,000         1,021,412

Asset Backed Securities Investment Trust

  5.41%, 8/16/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

Associates Corp. of North America

  5.35%, 4/23/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000        13,989,095

Baltimore Gas and Electric Co.

  5.39%, 3/15/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,500,537

Bank of Scotland

  5.42%, 8/17/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,994,992

Bear Stearns Companies

  5.27-5.64%, 11/9/98-1/5/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,500,000         9,499,730

Caterpillar Financial Services Corp.

  5.26%, 9/15/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,817

Chrysler Financial Corp.

  5.18%, 3/12/99-5/19/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,280

Comerica Bank

  5.53%, 6/10/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000        10,995,426

Deere (John) Capital Corp.

  5.59%-5.65%, 2/1/99-8/6/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,450,000         6,447,439

First Chicago Financial Corp.

  5.26%, 6/5/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,003,736

First National Bank of Maryland

  5.14%, 10/22/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,999,386

First Union National Bank

  5.40%, 8/20/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,400,000         9,392,901

First USA Bank

  5.57%, 11/12/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,000,579

Ford Motor Credit Corp.

  5.56%, 6/1/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000        12,020,980



DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal
Corporate Notes (continued)                                                                        Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
GMAC Ltd.

  5.65%, 5/7/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,500,000    $    1,500,000

General Motors Acceptance Corp.

  5.46%, 5/7/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,031,660

Goldman Sachs Group L.P.

  5.11%-5.44%, 1/25/99-3/26/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000        13,002,301

Halifax Building Society

  5.48%, 9/8/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,001,209

IBM Credit Corp.

  5.63%, 6/1/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,989,745

International Lease Finance Corp.

  5.24%, 7/15/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,003,375

Key Bank N.A.

  5.39%, 2/24/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000        13,994,180

Merrill Lynch & Co. Inc.

  5.59%, 5/25/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,900,000         4,907,621

Morgan J.P. & Co. Inc.

  5.75%, 3/10/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

Morgan Stanley, Dean Witter, Discover & Co.

  5.39%-5.60%, 11/9/98-7/13/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000        12,022,820

National Rural Utilities Corporation

  5.23%, 11/23/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

Norwest Financial Inc.

  5.47%, 4/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            875,000           877,140

PNC Bank N.A

  5.12%-5.15%, 1/19/99-1/29/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000        10,999,317

Royal Bank of Canada

  5.11%, 2/4/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,998,230

Salomon Smith Barney Holdings Inc.

  5.39%,11/19/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,000,836

Sara Lee Corp.

  5.68%, 12/1/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           999,753

U.S. Bank

  5.18%, 8/18/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,193

Walt Disney Co.

  5.12%, 2/26/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         4,997,632

                                                                                                                  _____________

TOTAL CORPORATE NOTES

  (cost $252,586,116)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $252,586,116

                                                                                                                  _____________




DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                 Principal
Short-Term Bank Notes--1.8%                                                                        Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________
Branch Banking & Trust Co.

 5.27%, 9/15/99 (a)

  (cost $10,074,619) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  10,000,000     $  10,074,619

                                                                                                                  _____________

Time Deposit--1.0%
-------------------------------------------------------

Brank Banking & Trust Co. (Grand Cayman)

 5.50%, 11/2/98

  (cost $5,293,000)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    5,293,000    $    5,293,000

                                                                                                                  _____________

TOTAL INVESTMENTS

  (cost $545,753,016)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              99.1%      $545,753,016

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .9%    $    5,134,780

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $550,887,796

                                                                                                      _______     _____________

Notes To Statement of Investments:
-----------------------------------------------------------------------------

(a)  Variable interest rate--subject to periodic change.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $545,753,016      $545,753,016

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              199,660

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            5,236,986

                                                                                                                  _____________

                                                                                                                    551,189,662

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              300,742

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                1,124

                                                                                                                  _____________

                                                                                                                        301,866

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $550,887,796

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $550,910,250

                                 Accumulated net realized gain (loss) on investments . . .                             (22,454)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $550,887,796

                                                                                                                  _____________

                                NET ASSET VALUE PER SHARE
                              ____________________________

                                                                                               Investor Shares    Class R Shares

                                                                                                _____________     _____________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $301,472,648      $249,415,148

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        301,484,368       249,425,882

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1.00             $1.00

                                                                                                        _____             _____


STATEMENT OF OPERATIONS                                                                            YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $28,647,663

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .       $  2,507,548

                                 Distribution fees (Investor Shares)--Note 2(b)  . . . . .            506,009

                                                                                                _____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            3,013,557

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           25,634,106

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . . .                                   84

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $25,634,190

                                                                                                                  _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended           Year Ended
                                                                                         October 31, 1998    October  31, 1997
                                                                                        _________________    _________________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   25,634,106      $   19,498,159

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .                84             (12,742)

                                                                                            ______________      ______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . .        25,634,190          19,485,417

                                                                                            ______________      ______________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (12,677,662)         (8,759,151)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (12,956,444)        (10,739,008)

                                                                                            ______________      ______________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (25,634,106)        (19,498,159)

                                                                                            ______________      ______________

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

 Net proceeds from shares sold:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       808,775,870         680,251,955

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       511,465,128         466,716,451

  Dividends reinvested:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,280,513           8,650,590

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,738,120           6,408,875

  Cost of shares redeemed:

    Investor shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (724,433,279)       (628,214,064)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (500,821,747)       (411,494,936)

                                                                                            ______________      ______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . . . .       114,004,605         122,318,871

                                                                                            ______________      ______________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .       114,004,689         122,306,129

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       436,883,107         314,576,978

                                                                                            ______________      ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 550,887,796       $ 436,883,107

                                                                                            ______________      ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Investor Shares
                                                                  ______________________________________________________
                                                                                      Year Ended October 31,
                                                                  ______________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995        1994(1,2)
                                                                 ______       ______       ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . .    $  1.00      $  1.00      $  1.00       $  1.00       $  1.00
                                                                 ______       ______       ______        ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .       .050         .049         .048          .052          .021
                                                                 ______       ______       ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .      (.050)       (.049)       (.048)        (.052)        (.021)
                                                                 ______       ______       ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .    $  1.00      $  1.00      $  1.00       $  1.00      $  1.00
                                                                 ______       ______       ______        ______        ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       5.13%        5.04%        4.94%         5.28%        2.14%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .70%         .70%         .70%          .70%         .71%(4)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       5.01%        4.95%        4.84%         5.25%        3.31%(4)

   Net Assets, end of period (000's Omitted) . . . . . . . .   $301,473     $204,851     $144,168      $161,819       $3,611
-----------------------------

(1)  The Fund commenced selling Investor shares on April 6, 1994.

(2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3)  Not annualized.

(4)  Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class R Shares
                                                                  ______________________________________________________
                                                                                      Year Ended October 31,
                                                                  ______________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995        1994(1,2)
                                                                 ______       ______       ______        ______        ______

   Net asset value, beginning of period  . . . . . . . . . .    $  1.00      $  1.00      $  1.00       $  1.00       $  1.00
                                                                 ______       ______       ______        ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .       .052         .051         .050          .053          .034(3)
                                                                 ______       ______       ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .      (.052)       (.051)       (.050)        (.053)        (.034)
                                                                 ______       ______       ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .    $  1.00      $  1.00      $  1.00       $  1.00       $  1.00
                                                                  ______       ______       ______        ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       5.34%        5.25%        5.16%         5.44%         3.52%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .50%         .50%         .50%          .50%          .51%(4)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       5.21%        5.13%        5.01%         5.40%         3.51%

   Net Assets, end of period (000's Omitted) . . . . . . . .   $249,415     $232,032     $170,409      $139,787      $124,754
------------------------

(1)Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(2)The Fund commenced selling Investor shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective
October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

(3)Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0331.

(4)Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Money Market Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund' s manager acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $10,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses was also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (B) DISTRIBUTION PLAN: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1998, Investor shares were charged $506,009 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the line of credit.

DREYFUS MONEY MARKET RESERVES
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

                                   (reg.tm)

                                   (reg.tm)

DREYFUS MONEY MARKET RESERVES

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                         317/717AR9810

Money Market

Reserves

Annual Report

October 31, 1998

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We  are  pleased  to  report  the  performance  for the Dreyfus Premier Large
Company Stock Fund for the reporting period ended October 31, 1998, as shown in the following table:

                                                                        TOTAL RETURN*             PERFORMANCE PERIOD
                                                                        ___________              ___________________
Class A Shares . . . . . . . . . . . . . . . . . . . . . . . .             19.85%                    11/1/97 - 10/31/98

Class B Shares . . . . . . . . . . . . . . . . . . . . . . . .             13.76%                    1/16/98 (inception)

                                                                                                         - 10/31/98

Class C Shares . . . . . . . . . . . . . . . . . . . . . . . .             13.70%                    1/16/98 (inception)

                                                                                                         - 10/31/98

Class R Shares . . . . . . . . . . . . . . . . . . . . . . . .             20.10%                    11/1/97 - 10/31/98

Standard    & Poor'   s    500    Composite

        Stock Price Index (S&P 500)**  . . . . . . . . . . . .             22.01%

ECONOMIC REVIEW

   So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis, such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

   The 12 months ended October 31, 1998, encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the S&P 500 was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

   Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments, such as oil, basic materials and exports, and then for a broader list of stocks

   The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

   The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

   The fiscal year ended October 31, 1998, was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.***

PORTFOLIO FOCUS

   As already noted, over the 12-month reporting period ended October 31, 1998, the total return of the Fund trailed that of the S&P 500 benchmark. Three factors contributed to the disappointing performance. First of all, a broadly diversified portfolio like the Fund is generally more successful when returns can be captured from a large number of stocks. Market returns this past year have been extremely narrow. The S& P 500 has been a very difficult index to exceed. In fact, in the nine months ended September 30, 1998, only two stocks contributed 33% of the index's return. Only five stocks contributed over 50% of the index's return and just 14 stocks contributed 99% of the index's return. If a portfolio was not overweighted in those names that did well, it had no chance of outperforming the index.

   Second, it has been reported that the volatility of stock prices in 1998 is the highest in the past 50 years. In most cases, our investment process works because the factors that help to identify outperforming stocks in one month are given a higher weight and prove useful in identifying outperforming stocks in the next month. This past fiscal year, the factor returns were volatile and inconsistent from month to month. As a result, our quantitative model had a below-average year in terms of its effectiveness.

   Third, we were hurt by our exposure to mid-cap stocks and an underweighting in several large-cap names that performed well, but were assigned a low priority on our valuation model.

   In closing, I want to point out that even though the Fund underperformed its benchmark over the past fiscal year, our competitive ranking for that time period in the Lipper Growth & Income Funds universe was in the eleventh percentile in a universe of 457 funds. The three-year competitive ranking of our Class A shares as of 10/31/98 was in the sixth percentile out of 457 funds. The Fund' s Class R shares were in the fifth percentile for the same time period, ranking 24 out of 457 funds.(+) Of course, past performance is no guarantee of
future    results.

   Your investment in this Dreyfus fund is appreciated. Please be assured that our full resources are committed to bringing you rewarding returns.

                Sincerely,

       [Bert J. Mullins signature logo]


            Bert J. Mullins

            Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC.--As of 10/31/98, Class B and C shares do not have a 1-year or a 3-year ranking. Lipper rankings do not reflect sales loads. Had they been reflected, performance would have been lower.

DREYFUS PREMIER LARGE COMPANY STOCK FUND                    OCTOBER 31, 1998
(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LARGE
  COMPANY STOCK FUND CLASS R SHARES AND THE STANDARD AND POOR'S 500 COMPOSITE
                               STOCK PRICE INDEX
[Exhibit A:
                                    Dollars

$25,216

Standard & Poor's 500  Composite Price Index*

$24,250

Dreyfus Premier Large Company Stock Fund (Class R Shares)

*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns            Actual Aggregate Total Returns
--------------------------------------------------------------------------------

           Class A Shares                                                    Class B Shares
_______________________________________________________           _______________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
1 Year                      19.85%            12.97%              From Inception (1/16/98)   13.76%            9.76%

From Inception (9/14/94)    24.06             22.30

Actual Aggregate Total Returns                                    Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------------------------

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

From Inception ( 1/16/98)  13.70%            12.70%               1 Year                     20.10%

                                                                  From Inception (9/2/94)    23.73
------------------------

Effective January 16, 1998, the Fund changed its name from Dreyfus Disciplined Equity Income Fund to Dreyfus Premier Large Company Stock Fund. Also, the Fund' s Investor shares were redesignated as Class A shares and Class A shares began to be offered with a maximum 5.75% front-end sales load and Restricted shares were redesignated as Class R shares. Additionally, the Fund began offering Class B and Class C shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Large Company Stock Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

Effective January 16, 1998, the Dreyfus Premier Large Company Stock Fund's investment objective changed to seeking investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index. Prior to January 16, 1998, the Fund's investment objective was to seek to provide above-average income along with moderate long-term growth of principal and income by investing primarily in a diversified portfolio of dividend-paying stocks. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--99.6%                                                                                Shares            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
            Basic Industries--3.0%  Bowater. . . . . . . . . . . . . . . . . . . . . . . .              2,600     $     106,113

                                    Dow Chemical . . . . . . . . . . . . . . . . . . . . .              1,900           177,887

                                    duPont (E.I.) de Nemours & Co. . . . . . . . . . . . .             10,300           592,250

                                    Fort James . . . . . . . . . . . . . . . . . . . . . .              5,500           221,719

                                    Louisiana Pacific  . . . . . . . . . . . . . . . . . .              6,000           106,500

                                    Mead . . . . . . . . . . . . . . . . . . . . . . . . .              5,500           173,938

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . (a)              3,500           106,969

                                    PPG Industries . . . . . . . . . . . . . . . . . . . .              3,800           217,312

                                    Praxair  . . . . . . . . . . . . . . . . . . . . . . .              3,400           136,850

                                    Solutia  . . . . . . . . . . . . . . . . . . . . . . .              5,600           122,850

                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .              4,200           228,637
                                                                                                                   ____________

                                                                                                                      2,191,025
                                                                                                                   ____________

           Capital Spending--19.7%  Adtran . . . . . . . . . . . . . . . . . . . . . . (a)              3,000            76,031

                                    Allied Waste Industries  . . . . . . . . . . . . . (a)              8,900           192,462

                                    AlliedSignal . . . . . . . . . . . . . . . . . . . . .             12,650           492,559

                                    American Power Conversion  . . . . . . . . . . . . (a)              4,900           207,944

                                    Apple Computer . . . . . . . . . . . . . . . . . . (a)              5,800           215,325

                                    Cisco Systems  . . . . . . . . . . . . . . . . . . (a)             14,050           885,150

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .              6,829           215,967

                                    Cooper Industries  . . . . . . . . . . . . . . . . . .              6,900           304,462

                                    Cordant Technologies . . . . . . . . . . . . . . . . .              4,200           170,887

                                    Dell Computer  . . . . . . . . . . . . . . . . . . (a)              9,900           649,688

                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . (a)              7,200           463,500

                                    General Electric . . . . . . . . . . . . . . . . . . .             26,150         2,288,125

                                    Gulfstream Aerospace . . . . . . . . . . . . . . . (a)              5,100           225,675

                                    Ingersoll-Rand . . . . . . . . . . . . . . . . . . . .              5,150           260,075

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             16,300         1,453,756

                                    International Business Machines  . . . . . . . . . . .              8,800         1,306,250

                                    Lexmark International Group, Cl. A . . . . . . . . (a)              3,600           251,775

                                    Linear Technology  . . . . . . . . . . . . . . . . . .              3,900           232,537

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .             12,000           962,250

                                    Maxim Integrated Products  . . . . . . . . . . . . (a)              9,000           321,187

                                    Nokia, Cl. A, A.D.R. . . . . . . . . . . . . . . . . .              1,600           148,900

                                    Pitney Bowes . . . . . . . . . . . . . . . . . . . . .              6,800           374,425

                                    Qwest Communications . . . . . . . . . . . . . . . (a)              5,429           212,410

                                    SCI Systems  . . . . . . . . . . . . . . . . . . . (a)              3,000           118,500

                                    Sun Microsystems . . . . . . . . . . . . . . . . . (a)              4,300           250,475

                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . (a)              3,300           181,500

                                    Tyco International . . . . . . . . . . . . . . . . . .             13,300           823,769

                                    United Technologies  . . . . . . . . . . . . . . . . .              6,300           600,075

                                    Waste Management . . . . . . . . . . . . . . . . . . .              6,500           293,312

                                    Xerox  . . . . . . . . . . . . . . . . . . . . . . . .              2,050           198,594
                                                                                                                   ____________

                                                                                                                     14,377,565
                                                                                                                   ____________

          Consumer Cyclical--12.3%  American Greetings, Cl. A. . . . . . . . . . . . . . .              4,300           172,537

                                    Carnival, Cl. A  . . . . . . . . . . . . . . . . . . .              5,400           174,825

                                    Chancellor Media, Cl. A  . . . . . . . . . . . . . (a)              3,500           134,312



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
     Consumer Cyclical (continued)  Federated Department Stores. . . . . . . . . . . . (a)              8,200     $     315,187

                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .             14,900           808,325

                                    Gannett  . . . . . . . . . . . . . . . . . . . . . . .              3,800           235,125

                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .             10,925           656,866

                                    General Motors . . . . . . . . . . . . . . . . . . . .              6,500           409,906

                                    King World Productions . . . . . . . . . . . . . . (a)              5,300           139,125

                                    Lear . . . . . . . . . . . . . . . . . . . . . . . (a)              4,300           138,137

                                    Limited  . . . . . . . . . . . . . . . . . . . . . . .             12,500           320,312

                                    Magna International, Cl. A . . . . . . . . . . . . . .              2,900           179,981

                                    McDonald's . . . . . . . . . . . . . . . . . . . . . .              5,200           347,750

                                    New York Times, Cl. A  . . . . . . . . . . . . . . . .              8,500           240,125

                                    News Corp, A.D.R.  . . . . . . . . . . . . . . . . . .              9,500           259,469

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . (a)             11,000           525,938

                                    Saks . . . . . . . . . . . . . . . . . . . . . . . (a)              8,700           197,925

                                    Sears, Roebuck & Co. . . . . . . . . . . . . . . . . .              7,600           341,525

                                    TJX  . . . . . . . . . . . . . . . . . . . . . . . . .             20,900           395,794

                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .              7,800           723,938

                                    Tribune  . . . . . . . . . . . . . . . . . . . . . . .              3,500           201,688

                                    Valassis Communications  . . . . . . . . . . . . . (a)              2,800           111,650

                                    Viacom, Cl. B  . . . . . . . . . . . . . . . . . . (a)              5,700           341,288

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .             23,500         1,621,500
                                                                                                                   ____________

                                                                                                                      8,993,228
                                                                                                                   ____________

           Consumer Staples--10.7%  Anheuser-Busch . . . . . . . . . . . . . . . . . . . .              5,400           320,962

                                    Avon Products  . . . . . . . . . . . . . . . . . . . .              6,400           254,000

                                    Bestfoods  . . . . . . . . . . . . . . . . . . . . . .              3,300           179,850

                                    Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .             22,300         1,508,038

                                    Colgate-Palmolive  . . . . . . . . . . . . . . . . . .              3,000           265,125

                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .             10,400           286,650

                                    Eastman Kodak  . . . . . . . . . . . . . . . . . . . .              4,600           356,500

                                    IBP  . . . . . . . . . . . . . . . . . . . . . . . . .              3,400            92,013

                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .              4,600           115,287

                                    Newell . . . . . . . . . . . . . . . . . . . . . . . .              2,900           127,600

                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .             24,150         1,234,669

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .             13,800         1,226,475

                                    Quaker Oats  . . . . . . . . . . . . . . . . . . . . .              2,400           141,750

                                    Ralston-Ralston Purina Group . . . . . . . . . . . . .             11,300           377,137

                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .              6,600           393,938

                                    Suiza Foods  . . . . . . . . . . . . . . . . . . . (a)              3,200           104,400

                                    Unilever N.V. (New York Shares)  . . . . . . . . . . .             11,100           835,275
                                                                                                                   ____________

                                                                                                                      7,819,669
                                                                                                                   ____________

                      Energy--7.4%  Atlantic Richfield . . . . . . . . . . . . . . . . . .              4,800           330,600

                                    British Petroleum, A.D.R.  . . . . . . . . . . . . . .              4,900           433,344

                                    Burlington Resources . . . . . . . . . . . . . . . . .              5,400           222,412

                                    Chevron  . . . . . . . . . . . . . . . . . . . . . . .              4,500           366,750

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .             10,400           366,600

                                    Columbia Energy Group  . . . . . . . . . . . . . . . .              4,500           260,438



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
                Energy (continued)  Diamond Offshore Drilling. . . . . . . . . . . . . . .              2,100    $       64,444

                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .              2,800            99,225

                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .             20,350         1,449,937

                                    Halliburton  . . . . . . . . . . . . . . . . . . . . .              4,300           154,531

                                    Noble Drilling . . . . . . . . . . . . . . . . . . (a)              5,000            85,938

                                    Phillips Petroleum . . . . . . . . . . . . . . . . . .              5,700           246,525

                                    Royal Dutch Petroleum (New York Shares)  . . . . . . .              6,200           305,350

                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .              9,400           557,537

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .              5,600           157,150

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .              9,600           313,800
                                                                                                                   ____________

                                                                                                                      5,414,581
                                                                                                                   ____________

                Health Care--12.2%  American Home Products . . . . . . . . . . . . . . . .             13,400           653,250

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . (a)              3,900           306,394

                                    Becton, Dickinson & Co.  . . . . . . . . . . . . . . .              6,200           261,175

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . (a)              2,200           152,900

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .              9,750         1,077,984

                                    Centocor . . . . . . . . . . . . . . . . . . . . . (a)              4,200           186,900

                                    Elan, A.D.R. . . . . . . . . . . . . . . . . . . . (a)              3,800           266,238

                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .              4,100           313,650

                                    Health Management Association  . . . . . . . . . . (a)              8,100           144,281

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .              7,050           574,575

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .             12,550         1,015,766

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .              6,300           409,500

                                    Merck & Co.  . . . . . . . . . . . . . . . . . . . . .              4,900           662,725

                                    Pfizer . . . . . . . . . . . . . . . . . . . . . . . .             11,700         1,255,556

                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .              8,500           874,437

                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .              9,650           756,319
                                                                                                                   ____________

                                                                                                                      8,911,650
                                                                                                                   ____________

         Interest Sensitive--16.1%  ACE. . . . . . . . . . . . . . . . . . . . . . . . . .              6,100           206,637

                                    Allstate . . . . . . . . . . . . . . . . . . . . . . .             11,802           508,224

                                    Ambac Financial Group  . . . . . . . . . . . . . . . .              4,300           250,206

                                    American General . . . . . . . . . . . . . . . . . . .              2,900           198,650

                                    Banc One . . . . . . . . . . . . . . . . . . . . . . .             25,834         1,262,635

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .             10,780           612,439

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .              2,450           178,697

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .              9,942           467,895

                                    Countrywide Credit Industries  . . . . . . . . . . . .              4,800           207,300

                                    Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .              4,700           162,444

                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .             12,200           863,912

                                    First Security . . . . . . . . . . . . . . . . . . . .              4,200            85,838

                                    First Union  . . . . . . . . . . . . . . . . . . . . .              7,225           419,050

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .             18,000           718,875

                                    Hartford Financial Services Group  . . . . . . . . . .              6,900           366,562

                                    MBNA . . . . . . . . . . . . . . . . . . . . . . . . .             16,700           380,969

                                    Morgan Stanley Dean Witter and Co. . . . . . . . . . .             11,400           738,150

                                    Old Republic International . . . . . . . . . . . . . .              5,800           110,200



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
    Interest Sensitive (continued)  PMI Group. . . . . . . . . . . . . . . . . . . . . . .              2,400     $     121,050

                                    PNC Bank . . . . . . . . . . . . . . . . . . . . . . .             13,850           692,500

                                    Progressive, Ohio  . . . . . . . . . . . . . . . . . .              2,400           353,400

                                    SLM Holding  . . . . . . . . . . . . . . . . . . . . .              7,900           316,494

                                    SouthTrust . . . . . . . . . . . . . . . . . . . . . .             11,950           436,175

                                    Summit Bancorp . . . . . . . . . . . . . . . . . . . .              7,250           275,047

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .              4,700           331,350

                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .              4,000           278,750

                                    Torchmark  . . . . . . . . . . . . . . . . . . . . . .              5,400           236,250

                                    Washington Mutual  . . . . . . . . . . . . . . . . . .              6,752           252,778

                                    Wells Fargo  . . . . . . . . . . . . . . . . . . . . .              1,800           666,000
                                                                                                                   ____________

                                                                                                                     11,698,477
                                                                                                                   ____________

              Mining & Metals--.8%  Aluminum Company of America. . . . . . . . . . . . . .              5,150           408,137

                                    Martin Marietta Materials  . . . . . . . . . . . . . .              3,500           171,719
                                                                                                                   ____________

                                                                                                                        579,856
                                                                                                                   ____________

                    Services--6.2%  America Online . . . . . . . . . . . . . . . . . . . .              1,400           177,888

                                    Cadence Design Systems . . . . . . . . . . . . . . (a)              5,300           113,288

                                    Ceridian . . . . . . . . . . . . . . . . . . . . . (a)              5,500           315,563

                                    Compuware  . . . . . . . . . . . . . . . . . . . . (a)              6,100           330,544

                                    First Health Group . . . . . . . . . . . . . . . . (a)              4,600           106,088

                                    HBO & Co.  . . . . . . . . . . . . . . . . . . . . . .              9,200           241,500

                                    Interpublic Group  . . . . . . . . . . . . . . . . . .              2,800           163,800

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . (a)             21,200         2,244,550

                                    Omnicom Group  . . . . . . . . . . . . . . . . . . . .              4,900           242,244

                                    Oracle . . . . . . . . . . . . . . . . . . . . . . (a)             15,600           461,175

                                    Quintiles Transnational  . . . . . . . . . . . . . (a)              3,100           140,275
                                                                                                                   ____________

                                                                                                                      4,536,915
                                                                                                                   ____________

              Transportation--1.0%  Burlington Northern Santa Fe . . . . . . . . . . . . .              8,500           262,437

                                    Canadian National Railway  . . . . . . . . . . . . . .              2,900           146,269

                                    US Airways Group . . . . . . . . . . . . . . . . . (a)              5,100           288,469
                                                                                                                   ____________

                                                                                                                        697,175
                                                                                                                   ____________

                  Utilities--10.2%  Ameritech. . . . . . . . . . . . . . . . . . . . . . .             11,400           614,887

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .             17,778           944,456

                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .             10,450           834,041

                                    CMS Energy . . . . . . . . . . . . . . . . . . . . . .              4,000           176,250

                                    Energy East  . . . . . . . . . . . . . . . . . . . . .              5,300           259,038

                                    Florida Progress . . . . . . . . . . . . . . . . . . .              5,900           247,431

                                    GPU  . . . . . . . . . . . . . . . . . . . . . . . . .              8,200           353,625

                                    GTE  . . . . . . . . . . . . . . . . . . . . . . . . .              4,600           269,962

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . (a)             19,100         1,055,275

                                    PECO Energy  . . . . . . . . . . . . . . . . . . . . .              7,700           297,894

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .              3,800           166,488

                                    SBC Communications . . . . . . . . . . . . . . . . . .             20,600           954,037



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
                                    Telefonos de Mexico, Cl. L, A.D.R. . . . . . . . . . .              8,400     $     443,625

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .              8,950           391,563

                                    U S West . . . . . . . . . . . . . . . . . . . . . . .              7,000           401,625
                                                                                                                   ____________

                                                                                                                      7,410,197
                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $63,977,825) . . . . . . . . . . . . . . . .                          $72,630,338
                                                                                                                   ____________

                                                                                                   Principal
Short-Term Investments--.7%                                                                          Amount
-----------------------------------------------------------------------------------------
                                                                                                 ____________

             Repurchase Agreement;  Goldman Sachs & Co., Tri-Party Repurchase

                                        Agreement, 5.38% dated 10/30/1998,

                                        due 11/2/1998 in the amount of

                                        $480,215 (fully collateralized

                                        by $471,000 U.S. Treasury Notes,

                                        5.625%, 10/31/1999, value $480,507)

                                        (cost $480,000)  . . . . . . . . . . . . . . . . .      $.....480,000     $     480,000
                                                                                                                   ____________

TOTAL INVESTMENTS (cost $64,457,825) . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.3%       $73,110,338
                                                                                                      _______      ____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .               (.3%)     $    (192,511)
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $72,917,827
                                                                                                      _______      ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                      Cost             Value
                                                                                                 ____________       ___________

ASSETS:                          Investments in securities--
                                   See Statement of Investments--Note 1(c) . . . . . . . .        $64,457,825       $73,110,338

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              788,033

                                 Receivable for investment securities sold . . . . . . . .                            3,360,388

                                 Receivable for shares of Capital Stock subscribed . . . .                              209,533

                                 Dividends and interest receivable . . . . . . . . . . . .                               64,396

                                                                                                                   ____________

                                                                                                                     77,532,688

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               61,567

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                8,250

                                 Payable for investment securities purchased . . . . . . .                            4,449,896

                                 Payable for shares of Capital Stock redeemed  . . . . . .                               95,148

                                                                                                                   ____________

                                                                                                                      4,614,861

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $72,917,827

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $59,911,590

                                 Accumulated undistributed investment income--net  . . . .                               45,739

                                 Accumulated net realized gain (loss) on investments . . .                            4,307,985

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            8,652,513

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $72,917,827
                                                                                                                   ____________

                                 NET ASSET VALUE PER SHARE
                              ____________________________

                                                               Class A            Class B           Class C            Class R
                                                            ____________       ____________      ____________      ____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .       $25,421,247        $14,410,454      $  3,153,547       $29,932,579

Shares Outstanding . . . . . . . . . . . . . . . . . .         1,243,354            706,916           154,720         1,464,761

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $20.45             $20.38            $20.38            $20.44
                                                                 _______            _______           _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $5,414 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .        $   850,536

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .             41,021

                                                                                                  ___________

                                        Total Income . . . . . . . . . . . . . . . . . . .                          $   891,557

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .            467,761

                                 Distribution and service fees--Note 2(b)  . . . . . . . .             96,879

                                 Loan commitment fees--Note 4  . . . . . . . . . . . . . .                231

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                              564,871

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              326,686

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . . .         $4,316,638

                                 Net unrealized appreciation (depreciation) on investments . .      2,622,112

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            6,938,750

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $7,265,436

                                                                                                                    ___________

                                                                                                                   ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended   Year Ended

                                                                                   October 31, 1998(1,2)  October 31, 1997(3)

                                                                                     _________________    _________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     326,686        $     355,134

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . .          4,316,638            2,208,370

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . .          2,622,112            3,772,628

                                                                                           ____________         ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . .          7,265,436            6,336,132

                                                                                           ____________         ____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (82,865)             (63,272)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3,637)             --------

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (746)             --------

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (314,980)            (259,347)

  Net realized gain on investments:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (402,127)            (156,988)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,808,389)            (500,733)

                                                                                           ____________         ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,612,744)            (980,340)

                                                                                           ____________         ____________

CAPITAL STOCK TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,218,455            3,553,780

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,700,710             --------

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,224,367             --------

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,852,159           16,079,961

  Dividends reinvested:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            454,358              207,073

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,913             --------

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                346             --------

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,865,201              635,024

  Cost of shares redeemed:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (6,787,604)          (3,076,864)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,148,312)             --------

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (49,016)             --------

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,747,836)          (6,061,222)

                                                                                           ____________         ____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .         33,585,741           11,337,752

                                                                                           ____________         ____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . .         38,238,433           16,693,544

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34,679,394           17,985,850

                                                                                           ____________         ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $72,917,827          $34,679,394

                                                                                           ____________         ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .     $       45,739        $     121,281

                                                                                           ____________         ____________
-----------------------------

(1)  Effective January 16, 1998, Investor shares and Restricted shares were redesignated Class A shares and Class R shares, respectively.

(2)  The Fund commenced selling Class B and Class C shares on January 16, 1998.

(3)  Effective August 15, 1997, Institutional shares and Retail shares were redesignated Investor shares and Restricted shares, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        Year Ended           Year Ended
                                                                                   October 31, 1998(1,2)  October 31, 1997(3)
                                                                                    _________________    _________________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,208,092              206,481

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .            24,814               14,114

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (343,737)            (183,798)

                                                                                            __________           __________

                              Net Increase (Decrease) in Shares Outstanding  . . . .           889,169               36,797

                                                                                            __________           __________


   Class B

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           764,145             ------

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .               142             ------

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (57,371)            ------

                                                                                            __________           __________

                              Net Increase (Decrease) in Shares Outstanding  . . . .           706,916             ------

                                                                                            __________           __________


   Class C

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           157,154             ------

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .                16             ------

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (2,451)            ------

                                                                                            __________           __________

                              Net Increase (Decrease) in Shares Outstanding  . . . .           154,719             ------
                                                                                            __________           __________

   Class R

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           251,556              950,520

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .           102,492               43,015

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (437,726)            (368,789)

                                                                                            __________           __________

                              Net Increase (Decrease) in Shares Outstanding  . . . .           (83,678)             624,746
                                                                                            __________           __________
-----------------------------


(1)  Effective January 16, 1998, Investor shares and Restricted shares were redesignated Class A shares and Class R shares, respectively.

(2)  The Fund commenced selling Class B and Class C shares on January 16, 1998.

(3)  Effective August 15, 1997, Institutional shares and Retail shares were redesignated Investor shares and Restricted shares, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Class A Shares

                                                                  ______________________________________________________

                                                                                    Year Ended October 31,

                                                                  ______________________________________________________

PER SHARE DATA:                                                   1998(1)     1997(2)      1996(3)       1995        1994(4,5)

                                                                 ______       ______       ______       ______        ______
   Net asset value, beginning of period  . . . . . . . . . .     $18.23       $14.49       $12.00      $  9.95        $10.00

                                                                 ______       ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .07          .20          .27          .22           .03

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .       3.39         4.26         2.54         2.05          (.08)

                                                                 ______       ______       ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . .       3.46         4.46         2.81         2.27          (.05)

                                                                 ______       ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.15)        (.20)        (.20)        (.22)           .--

   Dividends from net realized gain on investments . . . . .      (1.09)        (.52)        (.12)          .--           .--

                                                                 ______       ______       ______       ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . .      (1.24)        (.72)        (.32)        (.22)           .--

                                                                 ______       ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .     $20.45       $18.23       $14.49       $12.00       $  9.95

                                                                 ______       ______       ______       ______        ______


TOTAL INVESTMENT RETURN (6). . . . . . . . . . . . . . . . .      19.85%       32.01%       23.87%       23.20%         (.50%)(7)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .       1.15%        1.15%        1.15%        1.15%          .19%(7)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .        .52%        1.23%        1.81%        2.32%          .44%(7)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      81.27%       37.17%       44.33%       37.57%         5.00%(7)

   Net Assets, end of period (000's Omitted) . . . . . . . .    $25,421       $6,456       $4,599       $1,714            $1
-----------------------------

(1)  Effective January 16, 1998, Investor shares were redesignated as Class A shares.

(2)  Effective August 15, 1997, Institutional shares were redesignated as Investor shares.

(3)  Effective July 15, 1996, Investor shares were redesignated as Institutional shares.

(4)  The Fund commenced operations on September 2, 1994.

(5)  Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. Prior to October 17, 1994,

   Mellon Bank, N.A. served as the Fund's investment manager.

(6)  Exclusive of sales load.

(7)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                            Class B Shares    Class C Shares
                                                                                            _____________     _____________
                                                                                              Year Ended        Year Ended
                                                                                              October 31,       October 31,
PER SHARE DATA:                                                                                 1998(1)           1998(1)
                                                                                           _____________      _____________
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .     $17.93             $17.93
                                                                                               ______             ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (.02)              (.02)

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.48               2.48
                                                                                               ______             ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.46               2.46
                                                                                               ______             ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . .       (.01)              (.01)
                                                                                               ______             ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $20.38             $20.38
                                                                                               ______             ______

TOTAL INVESTMENT RETURN (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.76%(3)          13.70%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . .       1.51%(3)           1.51%(3)

   Ratio of net investment income (loss)
       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (.24%)(3)          (.24%)(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      81.27%             81.27%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . .    $14,410             $3,154
-----------------------------

(1)  From January 16, 1998 (commencement of initial offering) to October 31, 1998.

(2)  Exclusive of sales load.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Class R Shares
                                                                 ______________________________________________________

                                                                                     Year Ended October 31,
                                                                 ______________________________________________________

PER SHARE DATA:                                                   1998(1)       1997(2)      1996(3)       1995      1994(4,5,6)

                                                                 ______       ______       ______       ______      ________
   Net asset value, beginning of period  . . . . . . . . . .     $18.23       $14.49       $12.00      $  9.95       $10.00
                                                                 ______       ______       ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .17          .23          .21          .28          .05

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .       3.33         4.27         2.63         2.02         (.10)

                                                                 ______       ______       ______       ______       ______

   Total from Investment Operations  . . . . . . . . . . . .       3.50         4.50         2.84         2.30         (.05)

                                                                 ______       ______       ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.20)        (.24)        (.23)        (.25)          .--

   Dividends from net realized gain on investments . . . . .      (1.09)        (.52)        (.12)          .--          .--

                                                                 ______       ______       ______       ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .      (1.29)        (.76)        (.35)        (.25)          .--

                                                                 ______       ______       ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .     $20.44       $18.23       $14.49       $12.00      $  9.95

                                                                 ______       ______       ______       ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .      20.10%       32.25%       24.18%       23.48%        (.50%)(7)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .90%         .90%         .90%         .90%         .15%(7)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .        .85%        1.46%        2.06%        2.57%         .48%(7)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      81.27%       37.17%       44.33%       37.57%        5.00%(7)

   Net Assets, end of period (000's Omitted) . . . . . . . .    $29,933      $28,224      $13,387       $4,509       $5,005
-----------------------------

(1)  Effective January 16, 1998, Restricted Class shares were redesignated as Class R shares.

(2)  Effective August 15, 1997, Retail shares were redesignated as Restricted shares.

(3)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.

(4)  The Fund commenced operations on September 2, 1994.

(5)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(6)  Effective October 17, 1994, the Fund's Trust shares were redesignated Class
R shares.

(7)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Premier Large Company Stock Fund (the "Fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in a broadly diversified list of equity securities generated by the application of quantitative security selections and risk control techniques. The Dreyfus Corporation (the "Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   On November 20, 1997, shareholders approved a reorganization, effective January 16, 1998, in which the Fund's name was changed to Dreyfus Premier Large Company Stock Fund. Former Investor shares have been redesignated as Class A shares and former Restricted shares have been redesignated as Class R shares.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, (except that former holders of Investor shares will continue to be eligible to purchase Class A shares at NAV, without an initial sales charge). Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, (except that holders of former Restricted shares will continue to be eligible to purchase those shares) and bear no distribution or service fees. Class R shares are offered without a front end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights and privileges on matters affecting a single class

   Prior to January 16, 1998, the Fund offered two classes of shares: Investor (20 million shares authorized) and Restricted (30 million shares authorized). Investor shares were offered to any investor and Restricted shares were limited to purchases by bank trust departments and other financial services providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Effective December 1, 1997, the Fund no longer offers Restricted shares for new accounts. Other differences between the classes included the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net, if any, are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   On November 6, 1998, the Board of Directors declared dividends from net investment income for the Class A and Class R shares in the amount of $.0090 and $.0224 per share, respectively, payable on November 9, 1998 to shareholders of record on November 6, 1998.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and were reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received and additional annual fee of $25,000 per year. These fees pertained to the The Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $9,227 during the period ended October 31, 1998 from commissions earned on sales of the Fund shares.

   (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period from January 16, 1998 to October 31, 1998, Class A, Class B and Class C shares were charged $32,153, $38,241 and $8,030, respectively, pursuant to the Plan and Class B and Class C shares were charged $12,776 and $2,677, respectively, pursuant to the service plan

   Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

   Prior  to  January  16,  1998,  under  a  previous  Distribution Plan adopted pursuant  to  Rule  12b-1 under the Act, the Investor shares paid annually up to
 . 25%  of  the  value  of  their  average  daily  net  assets  to compensate the
Distributor   and   Dreyfus   Service  Corporation,  for  shareholder  servicing
activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bore no distribution fee. During the period from November 1, 1997 to January 15, 1998, Investor shares were charged $3,002 pursuant to the Plan.

(C) BROKERAGE COMMISSIONS: During the period ended October 31, 1998, the Fund incurred total brokerage commissions of $113,263, of which $27,084 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 3--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998 amounted to $73,242,644 and $41,561,972, respectively.

   At October 31, 1998, accumulated net unrealized appreciation on investments was $8,652,513, consisting of $10,322,385 gross unrealized appreciation and $1,669,872 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Large Company Stock Fund of The Dreyfus Laurel/Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

DREYFUS PREMIER LARGE COMPANY STOCK FUND

(FORMERLY DREYFUS DISCIPLINED EQUITY INCOME FUND)
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes, the Fund hereby designates $.8730 per share as a long-term capital gain distribution of the amount paid on December 12, 1997.

   The Fund also designates 77.98% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

DREYFUS PREMIER LARGE COMPANY

STOCK FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                         318/718AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 LARGE COMPANY

                                  STOCK FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   (reg.tm)

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Disciplined Stock Fund for the 12-month period ended October 31, 1998. Over this period, your Fund produced a total return of 18.37%* compared to a total return of 22.01% for the Standard & Poor's 500 Composite Stock Price Index for the same period.**

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis, such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the S & P 500 was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.***

PORTFOLIO FOCUS

  As already noted, over the 12-month reporting period ended October 31, 1998, the total return of the Dreyfus Disciplined Stock Fund trailed that of the S&P 500 benchmark. Three factors contributed to the disappointing performance. First, a broadly diversified portfolio like the Dreyfus Disciplined Stock Fund is generally more successful when returns can be captured from a large number of stocks. Market returns this past year have been extremely narrow. The S&P 500 was a very difficult index to exceed. In fact, in the nine months ended September 30, 1998, only two stocks contributed 33% of the index's return, five stocks contributed over 50% of the index's return and just 14 stocks contributed 99% of the index's return. If a portfolio was not overweighted in those names that did well, it had no chance of outperforming the index.

  Second, it has been reported that the volatility of stock prices in 1998 is the highest in the past 50 years. For our investment process to work effectively,  the  factors  that  are  given  a  higher  weight to help identify outperforming stocks in one month need to prove useful in identifying outperforming stocks in the next month. This past fiscal year, the factor returns were volatile and inconsistent from month to month, which reduced the effectiveness of our quantitative model.

Third, we were hurt by our exposure to mid-cap stocks and an underweighting in several large-cap names that performed well, but were assigned a low priority on our valuation model.

  In closing, I want to point out that our competitive rankings are favorable. For the one, three, five and 10-year periods ended October 31, 1998, the Dreyfus Disciplined Stock Fund ranked securely in the top quartile of the Lipper Growth & Income Funds category.(+)

  Your investment in this Dreyfus fund is appreciated. Please be assured that our resources are committed to seeking to bring you rewarding returns.

               Sincerely,



               [Bert J. Mullins signature]


               Bert J. Mullins

               Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. --- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. --- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.

(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. --- Dreyfus Disciplined Stock Fund ranked #133 out of 723 for the 1-year, #28 out of 457 for the 3-year, #20 out of 296 for the 5-year and #5 out of 146 for the 10-year period ended October 31, 1998 in the growth and income fund category. Past performance is no guarantee of
future    results.


DREYFUS DISCIPLINED STOCK FUND                               OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED STOCK
        FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                    Dollars

$60,132

Standard & Poor's 500 Composite Stock Price Index*

$59,807

Dreyfus Disciplined Stock Fund

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

        One Year Ended                 Five Years Ended                Ten Years Ended            From Inception (12/31/87)

       October 31, 1998                October 31, 1998               October 31, 1998               to October 31, 1998

    ____________________            ____________________        __________________________      __________________________
            18.37%                          20.17%                         18.36%                         17.94%
------------------------

Past performance is not predictive of future performance.

All performance information reflects the performance of the Fund's previously existing Retail shares (which were not subject to any Rule 12b-1 fee) through December 15, 1997 and the Fund's single class of shares (which are subject to a 10% Rule 12b-1 fee) from December 16, 1997 through October 31, 1998.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 12/31/87 (Inception Date) to a $10,000 investment made in the Standard & Poor' s 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Dreyfus Disciplined Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in a broadly diversified list of equity securities generated by the application of quantitative security selection and risk management techniques. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--100.3%                                                                            Shares               Value
-------------------------------------------------------                                      ______________     _______________
            Basic Industries--3.0%  Bowater  . . . . . . . . . . . . . . . . . . . . . . .           85,300   $       3,481,306

                                    Dow Chemical . . . . . . . . . . . . . . . . . . . . .           64,000           5,992,000

                                    duPont (E.I.) de Nemours . . . . . . . . . . . . . . .          351,100          20,188,250

                                    Fort James . . . . . . . . . . . . . . . . . . . . . .          191,200           7,707,750

                                    Louisiana Pacific  . . . . . . . . . . . . . . . . . .          205,800           3,652,950

                                    Mead . . . . . . . . . . . . . . . . . . . . . . . . .          193,900           6,132,088

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . . .  (a)     109,200           3,337,425

                                    PPG Industries . . . . . . . . . . . . . . . . . . . .          118,900           6,799,594

                                    Praxair  . . . . . . . . . . . . . . . . . . . . . . .          118,500           4,769,625

                                    Solutia  . . . . . . . . . . . . . . . . . . . . . . .          187,000           4,102,313

                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .          137,500           7,485,156

                                                                                                                _______________

                                                                                                                     73,648,457

                                                                                                                _______________


           Capital Spending--20.5%  Allied Waste Industries  . . . . . . . . . . . . . . .  (a)     302,100           6,532,913

                                    AlliedSignal . . . . . . . . . . . . . . . . . . . . .          407,500          15,867,031

                                    American Power Conversion  . . . . . . . . . . . . . .  (a)     158,300           6,717,856

                                    Apple Computer . . . . . . . . . . . . . . . . . . . .  (a)     194,100           7,205,963

                                    Cisco Systems  . . . . . . . . . . . . . . . . . . . .  (a)     477,875          30,106,125

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .          223,824           7,078,434

                                    Computer Associates International  . . . . . . . . . .          161,150           6,345,281

                                    Cooper Industries  . . . . . . . . . . . . . . . . . .          236,900          10,453,213

                                    Cordant Technologies . . . . . . . . . . . . . . . . .          134,700           5,480,606

                                    Dell Computer  . . . . . . . . . . . . . . . . . . . .  (a)     328,200          21,538,125

                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)     244,200          15,720,375

                                    General Electric . . . . . . . . . . . . . . . . . . .          885,500          77,481,250

                                    Gulfstream Aerospace . . . . . . . . . . . . . . . . .  (a)     177,700           7,863,225

                                    Ingersoll-Rand . . . . . . . . . . . . . . . . . . . .          165,750           8,370,375

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .          492,600          43,933,763

                                    International Business Machines  . . . . . . . . . . .          325,700          48,346,094

                                    Jabil Circuit  . . . . . . . . . . . . . . . . . . . .  (a)     157,300           7,284,956

                                    Lexmark International Group, Cl. A . . . . . . . . . .  (a)     116,200           8,126,738

                                    Linear Technology  . . . . . . . . . . . . . . . . . .          123,200           7,345,800

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .          313,800          25,162,838

                                    Maxim Integrated Products  . . . . . . . . . . . . . .  (a)     310,000          11,063,125

                                    Nokia, Cl. A, A.D.R. . . . . . . . . . . . . . . . . .           54,300           5,053,294

                                    Pitney Bowes . . . . . . . . . . . . . . . . . . . . .          236,800          13,038,800

                                    Qwest Communications . . . . . . . . . . . . . . . . .  (a)     181,666           7,107,682

                                    SCI Systems  . . . . . . . . . . . . . . . . . . . . .  (a)     173,800           6,865,100

                                    Sun Microsystems . . . . . . . . . . . . . . . . . . .  (a)     141,700           8,254,025

                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . . .  (a)     155,300           8,541,500

                                    Tyco International . . . . . . . . . . . . . . . . . .          440,400          27,277,275

                                    United Technologies  . . . . . . . . . . . . . . . . .          212,200          20,212,050

                                    Waste Management . . . . . . . . . . . . . . . . . . .  (a)     221,300           9,986,163

                                    Xerox  . . . . . . . . . . . . . . . . . . . . . . . .          143,400          13,891,875

                                                                                                                _______________

                                                                                                                    498,251,850

                                                                                                                _______________

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                        Shares              Value
-------------------------------------------------------                                      ______________     _______________

                Conglomerates--.4%  Unocal . . . . . . . . . . . . . . . . . . . . . . . .          253,400   $       8,599,763

                                                                                                                _______________


          Consumer Cyclical--12.4%  American Greetings, Cl. A  . . . . . . . . . . . . . .          144,200           5,786,025

                                    Carnival . . . . . . . . . . . . . . . . . . . . . . .          182,900           5,921,388

                                    Chancellor Media, Cl. A  . . . . . . . . . . . . . . .          110,100           4,225,088

                                    Cox Communications, Cl. A  . . . . . . . . . . . . . .  (a)     112,300           6,162,463

                                    Federated Department Stores  . . . . . . . . . . . . .  (a)     274,900          10,566,469

                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .          494,200          26,810,350

                                    Gannett  . . . . . . . . . . . . . . . . . . . . . . .          122,000           7,548,750

                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .          368,450          22,153,056

                                    General Motors . . . . . . . . . . . . . . . . . . . .          220,800          13,924,200

                                    King World Productions . . . . . . . . . . . . . . . .          179,400           4,709,250

                                    Lear . . . . . . . . . . . . . . . . . . . . . . . . .  (a)     141,700           4,552,113

                                    Limited  . . . . . . . . . . . . . . . . . . . . . . .          440,700          11,292,938

                                    Magna International, Cl. A . . . . . . . . . . . . . .           94,400           5,858,700

                                    McDonald's . . . . . . . . . . . . . . . . . . . . . .          171,900          11,495,813

                                    New York Times, Cl. A  . . . . . . . . . . . . . . . .          277,100           7,828,075

                                    News Corp, A.D.R.  . . . . . . . . . . . . . . . . . .          347,300           9,485,631

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .  (a)     372,400          17,805,375

                                    Saks . . . . . . . . . . . . . . . . . . . . . . . . .  (a)     283,500           6,449,625

                                    Sears, Roebuck & Co. . . . . . . . . . . . . . . . . .          255,500          11,481,531

                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .          191,400          17,764,313

                                    TJX Cos. . . . . . . . . . . . . . . . . . . . . . . .          714,100          13,523,269

                                    Tribune  . . . . . . . . . . . . . . . . . . . . . . .          108,800           6,269,600

                                    Valassis Communication . . . . . . . . . . . . . . . .  (a)      95,500           3,808,063

                                    Viacom, Cl. B  . . . . . . . . . . . . . . . . . . . .  (a)     188,900          11,310,388

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .          794,500          54,820,500

                                                                                                                _______________

                                                                                                                    301,552,973

                                                                                                                _______________


           Consumer Staples--10.4%  Anheuser-Busch . . . . . . . . . . . . . . . . . . . .          174,400          10,365,900

                                    Avon Products  . . . . . . . . . . . . . . . . . . . .          216,400           8,588,375

                                    Bestfoods  . . . . . . . . . . . . . . . . . . . . . .          109,200           5,951,400

                                    Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .          759,400          51,354,425

                                    Colgate-Palmolive  . . . . . . . . . . . . . . . . . .           96,600           8,537,025

                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .          348,600           9,608,288

                                    Eastman Kodak  . . . . . . . . . . . . . . . . . . . .          153,800          11,919,500

                                    Hershey Foods  . . . . . . . . . . . . . . . . . . . .          105,000           7,120,313

                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .          154,100           3,862,131

                                    Newell . . . . . . . . . . . . . . . . . . . . . . . .           97,700           4,298,800

                                    Philip Morris Cos. . . . . . . . . . . . . . . . . . .          748,200          38,251,725

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .          465,600          41,380,200

                                    Ralston Purina Group . . . . . . . . . . . . . . . . .          365,800          12,208,575

                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .          136,700           8,159,281

                                    Suiza Foods  . . . . . . . . . . . . . . . . . . . . .  (a)     107,300           3,500,663

                                    Unilever, A.D.R. . . . . . . . . . . . . . . . . . . .          370,700          27,895,175

                                                                                                                _______________

                                                                                                                    253,001,776

                                                                                                                _______________

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                        Shares              Value
-------------------------------------------------------                                      ______________     _______________

                      Energy--7.3%  Amerada Hess . . . . . . . . . . . . . . . . . . . . .          122,600   $       6,773,650

                                    Ashland  . . . . . . . . . . . . . . . . . . . . . . .          101,200           4,870,250

                                    British Petroleum, A.D.R.  . . . . . . . . . . . . . .          162,370          14,359,597

                                    Chevron  . . . . . . . . . . . . . . . . . . . . . . .          245,400          20,000,100

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .          347,600          12,252,900

                                    Columbia Energy Group  . . . . . . . . . . . . . . . .          151,800           8,785,425

                                    Diamond Offshore Drilling  . . . . . . . . . . . . . .           78,800           2,418,175

                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .          105,600           3,742,200

                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .          687,500          48,984,375

                                    Halliburton  . . . . . . . . . . . . . . . . . . . . .          135,500           4,869,531

                                    Noble Drilling . . . . . . . . . . . . . . . . . . . .  (a)     166,100           2,854,844

                                    Phillips Petroleum . . . . . . . . . . . . . . . . . .          198,800           8,598,100

                                    Royal Dutch Petroleum, A.D.R.  . . . . . . . . . . . .          213,100          10,495,175

                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .          313,800          18,612,263

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .          334,000          10,917,625

                                                                                                                _______________

                                                                                                                    178,534,210

                                                                                                                _______________

                Health Care--12.3%  American Home Products . . . . . . . . . . . . . . . .          455,400          22,200,750

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . . .  (a)     132,200          10,385,963

                                    Becton, Dickinson & Co.  . . . . . . . . . . . . . . .          200,700           8,454,488

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .  (a)      73,700           5,122,150

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .          331,500          36,651,469

                                    Centocor . . . . . . . . . . . . . . . . . . . . . . .  (a)     132,100           5,878,450

                                    Elan, A.D.R. . . . . . . . . . . . . . . . . . . . . .  (a)     123,200           8,631,700

                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .          135,400          10,358,100

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .          235,000          19,152,500

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .          423,000          34,236,563

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .          208,700          13,565,500

                                    Merck & Co.  . . . . . . . . . . . . . . . . . . . . .          165,000          22,316,250

                                    Pfizer . . . . . . . . . . . . . . . . . . . . . . . .          396,700          42,570,869

                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .          282,900          29,103,338

                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .          323,800          25,377,825

                                    Wellpoint Health Networks  . . . . . . . . . . . . . .           70,500           5,190,563

                                                                                                                _______________

                                                                                                                    299,196,478

                                                                                                                _______________

         Interest Sensitive--16.4%  ACE  . . . . . . . . . . . . . . . . . . . . . . . . .          211,500           7,164,563

                                    Allstate . . . . . . . . . . . . . . . . . . . . . . .          402,360          17,326,628

                                    Ambac Financial Group  . . . . . . . . . . . . . . . .          134,000           7,797,125

                                    American General . . . . . . . . . . . . . . . . . . .           99,600           6,822,600

                                    Banc One . . . . . . . . . . . . . . . . . . . . . . .          938,818          45,884,734

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .          479,295          27,529,553

                                    Bear Stearns Cos.  . . . . . . . . . . . . . . . . . .          105,467           3,763,854

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .           83,100           6,061,106

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .          366,980          20,849,051

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .          342,433          16,115,753

                                    Countrywide Credit Industries  . . . . . . . . . . . .          154,900           6,689,744

                                    Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .          155,500           5,374,469

                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .          416,900          29,521,731

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                        Shares              Value
-------------------------------------------------------                                      ______________     _______________

    Interest Sensitive (continued)  First Union  . . . . . . . . . . . . . . . . . . . . .          236,676    $     13,727,208

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .          606,800          24,234,075

                                    Hartford Financial Services Group  . . . . . . . . . .          241,000          12,803,125

                                    MBNA . . . . . . . . . . . . . . . . . . . . . . . . .          435,200           9,928,000

                                    Morgan Stanley, Dean Witter, Discover & Co.  . . . . .          393,000          25,446,750

                                    Old Republic International . . . . . . . . . . . . . .          195,775           3,719,725

                                    PMI Group  . . . . . . . . . . . . . . . . . . . . . .           85,100           4,292,231

                                    PNC Bank . . . . . . . . . . . . . . . . . . . . . . .          456,800          22,840,000

                                    Progressive  . . . . . . . . . . . . . . . . . . . . .           82,400          12,133,400

                                    SLM Holding  . . . . . . . . . . . . . . . . . . . . .          260,200          10,424,263

                                    SouthTrust . . . . . . . . . . . . . . . . . . . . . .          403,150          14,714,975

                                    Summit Bancorp . . . . . . . . . . . . . . . . . . . .          248,850           9,440,747

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .          153,650          10,832,325

                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .          129,900           9,052,406

                                    Torchmark  . . . . . . . . . . . . . . . . . . . . . .          178,900           7,826,875

                                    Washington Mutual  . . . . . . . . . . . . . . . . . .          215,216           8,057,149

                                                                                                                _______________

                                                                                                                    400,374,165

                                                                                                                _______________


            Mining and Metals--.8%  Aluminum Co. of America  . . . . . . . . . . . . . . .          174,300          13,813,275

                                    Martin Marietta Materials  . . . . . . . . . . . . . .          118,500           5,813,906

                                                                                                                _______________

                                                                                                                     19,627,181

                                                                                                                _______________


                    Services--5.6%  America Online . . . . . . . . . . . . . . . . . . . .           49,400           6,276,888

                                    Cadence Design System  . . . . . . . . . . . . . . . .  (a)     179,100           3,828,263

                                    Ceridian . . . . . . . . . . . . . . . . . . . . . . .  (a)      89,700           5,146,538

                                    Compuware  . . . . . . . . . . . . . . . . . . . . . .  (a)     157,000           8,507,438

                                    First Health Group . . . . . . . . . . . . . . . . . .  (a)     160,400           3,699,225

                                    HBO & Co.  . . . . . . . . . . . . . . . . . . . . . .          312,600           8,205,750

                                    Interpublic Group Cos. . . . . . . . . . . . . . . . .           90,400           5,288,400

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . . .  (a)     712,300          75,414,743

                                    Omnicom Group  . . . . . . . . . . . . . . . . . . . .          159,500           7,885,281

                                    Oracle . . . . . . . . . . . . . . . . . . . . . . . .  (a)     432,100          12,773,956

                                                                                                                _______________

                                                                                                                    137,026,482

                                                                                                                _______________


               Transportation--.9%  Burlington Northern Santa Fe . . . . . . . . . . . . .          282,800           8,731,450

                                    Canadian National Railway  . . . . . . . . . . . . . .           92,500           4,665,469

                                    US Airways Group . . . . . . . . . . . . . . . . . . .  (a)     164,700           9,315,844

                                                                                                                _______________

                                                                                                                     22,712,763

                                                                                                                _______________


                  Utilities--10.3%  Ameritech  . . . . . . . . . . . . . . . . . . . . . .          391,700          21,127,319

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .          604,310          32,103,969

                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .          342,400          27,327,800

                                    CMS Energy . . . . . . . . . . . . . . . . . . . . . .          123,200           5,428,500

                                    Energy East  . . . . . . . . . . . . . . . . . . . . .          188,700           9,222,713

                                    Florida Progress . . . . . . . . . . . . . . . . . . .          205,000           8,597,188

                                    GPU  . . . . . . . . . . . . . . . . . . . . . . . . .          275,700          11,889,563

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                        Shares              Value
-------------------------------------------------------                                      ______________     _______________

             Utilities (continued)  GTE  . . . . . . . . . . . . . . . . . . . . . . . . .          153,500  $        9,008,531

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .          648,600          35,835,150

                                    PECO Energy  . . . . . . . . . . . . . . . . . . . . .          261,800          10,128,388

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .          120,000           5,257,500

                                    SBC Communications . . . . . . . . . . . . . . . . . .          682,700          31,617,544

                                    Telefonos de Mexico, Cl. L, A.D.R. . . . . . . . . . .          285,600          15,083,250

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .          304,200          13,308,750

                                    U S West . . . . . . . . . . . . . . . . . . . . . . .          239,100          13,718,363

                                                                                                                _______________

                                                                                                                    249,654,528

                                                                                                                _______________

                                    TOTAL COMMON STOCKS

                                        (cost $2,001,266,326)  . . . . . . . . . . . . . .                       $2,442,180,626

                                                                                                                _______________




                                                                                                 Principal

Short-Term Investments--1.4%                                                                      Amount
-------------------------------------------------------                                       ______________

Repurchase Agreement; Goldman Sachs & Co., Tri-Party Repurchase

                                        Agreement, 5.38% Dated 10/30/1998,

                                        Due 11/2/1998 in the amount of

                                        $34,815,602 (fully collateralized

                                        by $29,464,000 U.S.Treasury Bonds,

                                        6.50%, 11/15/2026, value $34,800,794)

                                        (cost $34,800,000) . . . . . . . . . . . . . . . .     $  34,800,000   $     34,800,000

                                                                                                                _______________


TOTAL INVESTMENTS (cost $2,036,066,326). . . . . . . . . . . . . . . . . . . . . . . . . .             101.7%     $2,476,980,626

                                                                                                       ______   _______________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (1.7%)  $    (40,817,049)

                                                                                                       ______   _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%     $2,436,163,577

                                                                                                       ______   _______________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                   Cost             Value
                                                                                              _______________  _______________

ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . . . .     $2,036,066,326    $2,476,980,626

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            4,236,868

                                 Dividends and interest receivable . . . . . . . . . . . .                            2,183,868

                                 Receivable for shares of Capital Stock subscribed . . . .                              847,488

                                 Receivable for investment securities sold . . . . . . . .                              235,037

                                                                                                               ________________

                                                                                                                  2,484,483,887

                                                                                                               ________________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                            1,898,020

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               54,389

                                 Payable for shares of Capital Stock redeemed  . . . . . .                           46,367,034

                                 Loan commitment fees payable  . . . . . . . . . . . . . .                                  867

                                                                                                               ________________

                                                                                                                     48,320,310

                                                                                                               ________________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $2,436,163,577

                                                                                                               ________________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                       $1,883,642,168

                                 Accumulated undistributed investment income--net  . . . .                            2,672,348

                                 Accumulated net realized gain (loss) on investments . . .                          108,934,761

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                          440,914,300

                                                                                                               ________________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $2,436,163,577

                                                                                                               ________________



SHARES OUTSTANDING

(245 MILLION SHARES OF $.001 PAR VALUE CAPITAL STOCK AUTHORIZED) . . . . . . . . . . . . .                           70,246,176


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $34.68

                                                                                                                        _______





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $234,825 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .        $  32,545,322

                                 Interest    . . . . . . . . . . . . . . . . . . .              983,889

                                                                                         ______________

                                        Total Income . . . . . . . . . . . . . . .                              $  33,529,211

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .           18,808,035

                                 Distribution fees--Note 2(b)  . . . . . . . . . .            1,912,132

                                 Interest expense--Note 4  . . . . . . . . . . . .               11,856

                                 Loan commitment fees--Note 4  . . . . . . . . . .               10,969

                                                                                         ______________

                                        Total Expenses . . . . . . . . . . . . . .                                 20,742,992

                                                                                                               ______________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 12,786,219

                                                                                                               ______________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .         $109,109,076

                                 Net realized gain (loss) on financial futures . .              173,198

                                                                                         ______________

                                        Net Realized Gain (Loss) . . . . . . . . .                                109,282,274

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .                                165,127,716

                                                                                                               ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                274,409,990

                                                                                                               ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                               $287,196,209

                                                                                                               ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended          Year Ended

                                                                                         October 31, 1998*    October 31, 1997

                                                                                          ________________     ________________

OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      12,786,219     $     10,393,974

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .           109,282,274          158,564,391

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           165,127,716          147,563,021

                                                                                          ________________     ________________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .           287,196,209          316,521,386

                                                                                          ________________     ________________


DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Institutional shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (43, 036)            (188,268)

       Retail shares and New Single Class  . . . . . . . . . . . . . . . . . . . . .           (13,529,583)          (9,067,989)

   Net realized gain on investments:

       Institutional shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --                (1,492,485)

       Retail shares and New Single Class  . . . . . . . . . . . . . . . . . . . . .          (158,377,032)         (55,278,901)

                                                                                          ________________     ________________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (171,949,651)         (66,027,643)

                                                                                          ________________     ________________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Institutional shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            26,000,037        1,894,733,483

       Retail shares and New Single Class  . . . . . . . . . . . . . . . . . . . . .         1,607,539,829          982,425,217

   Dividends reinvested:

       Institutional shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                40,647            1,577,637

       Retail shares and New Single Class  . . . . . . . . . . . . . . . . . . . . .           156,406,066           56,777,928

   Cost of shares redeemed:

       Institutional shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (33,343,597)      (1,885,923,012)

       Retail shares and New Single Class  . . . . . . . . . . . . . . . . . . . . .          (961,519,617)        (603,753,842)

                                                                                          ________________     ________________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .           795,123,365          445,837,411

                                                                                          ________________     ________________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           910,369,923          696,331,154


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,525,793,654          829,462,500

                                                                                          ________________     ________________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $2,436,163,577       $1,525,793,654

                                                                                          ________________     ________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .    $        2,672,348   $        3,458,748

                                                                                          ________________     ________________

------------

(*)Effective December 15, 1997, Institutional shares and Retail shares were eliminated and the Fund became a single class fund.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       Shares
                                                                                         __________________________________

                                                                                            Year Ended        Year Ended

                                                                                         October 31, 1998   October 31, 1997

                                                                                         _________________     ________________

CAPITAL SHARE TRANSACTIONS:

Institutional Shares                                                                          Shares              Shares

                                                                                          ________________     ________________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               766,388           62,998,458

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .                 1,199               58,497

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (978,523)         (62,544,960)

                                                                                          ________________     ________________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .              (210,936)             511,995

                                                                                          ________________     ________________



Retail Shares and New Single Class

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            47,447,361           32,661,202

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .             5,125,076            2,097,579

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (28,659,176)         (19,851,470)

                                                                                          ________________     ________________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .            23,913,261           14,907,311

                                                                                          ________________     ________________






                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Institutional Shares(1)
                                                                     _______________________________________________________

                                                                                    Year Ended October 31,
                                                                     ________________________________________________________

PER SHARE DATA:                                                    1998(1)       1997        1996(2)       1995       1994(3,4)

                                                                   _______      _______      _______      _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $32.80       $26.64       $22.08       $18.54       $17.86

                                                                   _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .         (.07)          .23          .24          .28          .16

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .          1.61         7.89         5.11         3.98          .66

                                                                   _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . .          1.54         8.12         5.35         4.26          .82

                                                                   _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.04)        (.18)        (.23)        (.25)        (.14)

   Dividends from net realized gain on investments . . . . .         --           (1.78)        (.56)        (.47)          --

                                                                   _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.04)       (1.96)        (.79)        (.72)        (.14)

                                                                   _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .          --         $32.80       $26.64       $22.08       $18.54

                                                                   _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          4.69%(5)    32.12%       24.84%        23.96%       4.62%(5)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..          .14%(5)     1.15%        1.15%         1.15%        .66%(5)

   Ratio of net investment income to average
       net assets  . . . . . . . . . . . . . . . . . . . . .           .08%(5)      .68%        1.01%         1.36%        .74%(5)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         54.45%       68.87%       64.47%        60.00%     106.00%

   Net assets, end of period (000's Omitted) . . . . . . . .        $   --      $43,617      $21,783       $32,189     $19,580

---------

(1) Effective December 15, 1997, the Fund converted to a Single Class Fund, with the existing Institutional shares and Retail shares converted into a new single class of shares.

(2)  Effective July 15, 1996, Investor shares were redesignated as Institutional
Shares.

(3) The Fund commenced selling Investor shares on April 6, 1994.

(4)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(5) Not annualized.





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Retail Shares and New Single Class Shares(1)
                                                                     _______________________________________________________

                                                                                    Year Ended October 31,
                                                                     ________________________________________________________

PER SHARE DATA:                                                    1998(1)       1997        1996(2)       1995       1994(3,4)

                                                                   _______      _______      _______      _______      _______

   Net asset value, beginning of period  . . . . . . . . . .        $32.78       $26.65       $22.09       $18.54       $18.69

                                                                   _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .20          .25          .28          .30          .26(5)

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .          5.31         7.92         5.13         4.02          .25

                                                                   _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . .          5.55         8.17         5.41         4.32          .51

                                                                   _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.24)        (.26)        (.29)        (.30)        (.26)

   Dividends from net realized gain on investments . . . . .         (3.37)       (1.78)        (.56)        (.47)        (.40)

                                                                   _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (3.65)       (2.04)        (.85)        (.77)        (.66)

                                                                   _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $34.68       $32.78       $26.65       $22.09       $18.54

                                                                   _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         18.37%       32.32%       25.14%        24.33%       2.82%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..          .99%         .90%         .90%          .90%        .90%(6)

   Ratio of net investment income to average
       net assets  . . . . . . . . . . . . . . . . . . . . .           .61%         .87%        1.23%         1.61%       1.54%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         54.45%       68.87%       64.47%        60.00%     106.00%

   Net assets, end of period (000's Omitted) . . . . . . . .    $2,436,164   $1,482,176     $807,680      $382,646    $239,069

---------

(1) Effective December 15, 1997, the Fund converted to a Single Class Fund, with the existing Institutional shares and Retail shares converted into a new single class of shares.

(2) Effective July 15, 1996, Class R shares were redesignated as Retail Shares.

(3) Effective October 17, 1994, the Fund's Trust shares were redesignated Class
R shares.

(4) Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(5) Net investment income per share before reimbursement of expenses by the investment adviser was $.25 for the year ended October 31, 1994.

(6) Expense ratio before reimbursement of expenses by the adviser was .96% for the year ended October 31, 1994.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Disciplined Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank")
 .

  On December 2, 1997, shareholders approved a reorganization, effective December 15, 1997, where Institutional class and Retail class converted into a single class of shares. The performance history for the Retail shares, the most relevant historical class, represents class outstanding through the year.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. Prior to December 15, 1997, the Fund was authorized to issue 245 million of $.001 par value Capital Stock. The Fund offered two classes of shares: Institutional (80 million shares authorized) and Retail (165 million shares authorized). Retail shares were offered to any investor and Institutional shares were offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that had entered into selling agreements with the Distributor. Other differences between the classes included the services offered to and the expenses borne by each class.

  Prior to the reorganization of the Fund to a single class fund, investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognized a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1998, there were no financial futures contracts outstanding.

  (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  On November 6, 1998, the Board of Directors declared dividends from net investment in the amount of $.037 per share, respectively, payable on November 9, 1998 to shareholders of record on November 6, 1998.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional a 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Stategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors. Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses was also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  (B) DISTRIBUTION PLAN: Effective December 15, 1997, under a new Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .10% of the value of the Fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. During the period from December 15, 1997 through October 31, 1998, the Fund was charged $1,831,677 pursuant to the Plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan.

  Under a prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Institutional shares paid annually up to .25% of the value of the average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bore no distribution fee. During the period from November 1, 1997 through December 14, 1997, Institutional shares were charged $80,455 pursuant to the prior Distribution Plan.

  (C) BROKERAGE COMMISSIONS: During the period ended October 31, 1998, the Fund incurred total brokerage commissions of $2,861,837, of which $481,959 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1998 amounted to $1,781,597,310 and $1,122,376,869, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments was $440,914,300, consisting of $496,342,248 gross unrealized appreciation and $55,427,948 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $198,600 with a related weighted average annualized interest rate of 5.97%.

NOTE 5--LITIGATION:

The Fund, along with certain related parties, are defendants in a class action lawsuit. Former Retail class shareholders have asserted that the adoption of a distribution plan pursuant to Rule 12b-1 under the Act, with respect to the Fund' s Retail class, was in violation of the Act and common law. Although it is difficult to predict the ultimate outcome of this case, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position of the Fund.

DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operation for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities sold, but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998


DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $2.664 per share as a long-term capital gain distribution of the $3.425 per share paid on December 19, 1997.

  The Fund also designates 54.83% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received reduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS DISCIPLINED STOCK FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         328/728AR9810

Disciplined

Stock Fund

Annual Report

October 31, 1998

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We  are  pleased  to  report the performance for Dreyfus Premier Limited Term
Income Fund for its 12-month period ended October 31, 1998, as shown in the following table:

                                                                      Income Dividends               Distribution Rate**

                                         Total Return*             (Approximate Per Share)               (Per Share)

                                         ___________               _____________________             _________________
Class A Shares                               8.73%                          $.580                           4.98%

Class B Shares                               8.14%                          $.523                           4.61%

Class C Shares                               8.25%                          $.512                           4.57%

Class R Shares                               9.02%                          $.610                           5.39%

   These returns compare with a total return of 9.34 % for the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index.***

THE ECONOMY

   In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board (the "Fed") earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C., the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

   Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

   The Fed's responsibility is to enact monetary policy that anticipates future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

THE MARKET AND THE PORTFOLIO

   The reporting period was highlighted by an unprecedented bond market rally from mid-August through early October. Over approximately two months, the 10-year U.S. Treasury Note, at a yield of 5.67% at the beginning, reached a low of 4.16% by October 5. It ended the reporting period at 4.60%, a 107 basis-point decline. The drop in yields of U.S. Treasury securities was particularly pronounced during this period because of investor anxiety about the volatility of world financial markets. As a result, investors aggressively purchased less risky U.S. Treasury securities as a safe haven for their assets.

   The sharp selloff in the stock market also affected the domestic corporate bond market. Uncertainty about the consequences of the overseas economic turmoil for the U.S. economy caused yield spreads to widen versus government securities. Quality spreads also widened since investors preferred to own higher quality, less risky corporate securities. Over the reporting period, AA-rated corporate securities outperformed BBB-rated corporate securities by 241 basis points.

   The Federal Reserve calmed some investor fears when it lowered the Fed Funds rate in September and October. By this time, bond yields had reached multidecade lows with the 30-year Treasury Bond trading at 4.72% , a historic low.

   By the middle of August, volatility in the global financial markets had provided a bullish backdrop for the domestic bond market. At that time, the target duration of the Fund was increased to 4.60 years versus the 4.45 year duration of its benchmark index. Earlier in the year, the income component of the Fund was enhanced by increasing holdings of high quality asset-backed securities to 5% . During August, the sensitivity or dollar duration of the Fund' s position in corporate securities was reduced to less than the exposure for the benchmark index (5.75 years for the Fund versus 5.90 years for the
Lehman    Brothers    Aggregate    Bond    Index)   .

   For the reporting period the Fund had average neutral sector weightings for all market sectors. A neutral allocation relative to the index would consist of 31% mortgages, 47% government and agency and 22% in corporate securities. From time to time each market sector weighting was adjusted to be over or underweighted relative to the index depending on market conditions. The Fund's performance was most affected by the Fund's corporate and Treasury holdings
during    the    reporting    period.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

           Very truly yours,


      [Laurie Carroll signature logo]


           Laurie Carroll

           Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares.

***SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

DREYFUS PREMIER LIMITED TERM INCOME FUND                     OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED
 TERM INCOME FUND CLASS R SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX [Exhibit A:
                                    Dollars

$18,433

Lehman Brothers Aggregate Bond Index*

$17,045

Dreyfus Premier Limited Term Income Fund (Class R Shares)

*Source: Lehman Brothers ]

Average Annual Total Returns
--------------------------------------------------------------------------------

           Class A Shares                          Class B Shares

_______________________________________________________           _______________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge    Sales Charge (3.0%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
1 Year                       8.73%             5.46%              1 Year                      8.14%             5.14%

From Inception (4/7/94)      7.23              6.53               From Inception (12/19/94)   8.08              7.66

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________
1 Year                       8.25%             7.50%              1 Year                      9.02%

From Inception (12/19/94)    7.70              7.70               5 Years                     6.26

                                                                  From Inception (7/11/91)    7.57
--------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Limited Term Income Fund on 7/11/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. For comparative purposes, the value of the Index on 6/30/91 is used as the beginning value on 7/11/91. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 * The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.


DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes--96.0%                                                                              Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
     Asset-Backed Securities--4.8%  American Express Credit Account Master Trust,
                                        Ser. 1997-1, Cl. A, 6.40%, 2005 .  . . . . . . . .       $..1,000,000      $  1,043,299

                                    Citibank Credit Card Master Trust I,

                                        Ser. 1998-1, Cl. A, , 53_4%, 2003  . . . . . . . .          1,500,000         1,518,653

                                                                                                                   ____________

                                                                                                                      2,561,952

                                                                                                                   ____________

                     Banking--1.0%  Washington Mutual Capital I,

                                        Gtd. Capital Securities, 83_8%, 2027 . . . . . . .            500,000           529,684

                                                                                                                   ____________

          Financial Services--2.8%  GMAC,

                                        Sr. Global Notes, 61_8%, 2008  . . . . . . . . . .          1,000,000         1,024,290

                                    Household Finance,

                                        Notes, 63_4%, 2000 . . . . . . . . . . . . . . . .            500,000           509,530

                                                                                                                   ____________

                                                                                                                      1,533,820

                                                                                                                   ____________

         Foods and Beverages--2.9%  Archer-Daniels-Midland,

                                        Deb., 63_4%, 2027  . . . . . . . . . . . . . . . .          1,000,000         1,032,853

                                    Campbell Soup,

                                        Notes, 6.15%, 2002 . . . . . . . . . . . . . . . .            500,000           519,783

                                                                                                                   ____________

                                                                                                                      1,552,636

                                                                                                                   ____________

                  Industrial--3.8%  AlliedSignal,

                                        Notes, 6.20%, 2008 . . . . . . . . . . . . . . . .          2,000,000         2,058,090

                                                                                                                   ____________

                 Oil and Gas--4.0%  BP America,

                                        Deb. (Gtd. by British Petroleum), 93_8%, 2000  . .          2,000,000         2,173,178

                                                                                                                   ____________

                       Other--2.0%  Private Export Funding,

                                        Secured Notes, 7.30%, 2002 . . . . . . . . . . . .          1,000,000         1,074,131

                                                                                                                   ____________

          Telecommunications--1.0%  MCI WorldCom,

                                        Sr. Notes, 6.40%, 2005 . . . . . . . . . . . . . .            500,000           520,430

                                                                                                                   ____________

           U.S. Governments--44.7%  U.S. Treasury Bonds:

                                        117_8%, 11/15/2003 . . . . . . . . . . . . . . . .          1,250,000         1,661,187

                                        123_8%, 5/15/2004  . . . . . . . . . . . . . . . .            500,000           690,130

                                        81_8%, 8/15/2019 . . . . . . . . . . . . . . . . .          1,000,000         1,337,770

                                        67_8%, 8/15/2025 . . . . . . . . . . . . . . . . .          1,750,000         2,121,630

                                        63_8%, 8/15/2027 . . . . . . . . . . . . . . . . .          2,170,000         2,505,156

                                    U.S. Treasury Notes:

                                        87_8%, 5/15/2000 . . . . . . . . . . . . . . . . .          2,000,000         2,135,400

                                        61_2%, 5/31/2001 . . . . . . . . . . . . . . . . .            500,000           526,410

                                        61_4%, 10/31/2001  . . . . . . . . . . . . . . . .            800,000           842,472

                                        71_2%, 11/15/2001  . . . . . . . . . . . . . . . .          1,000,000         1,088,050

                                        65_8%, 4/30/2002 . . . . . . . . . . . . . . . . .          1,000,000         1,071,670

                                        71_2%, 5/15/2002 . . . . . . . . . . . . . . . . .          1,000,000         1,101,130

                                        61_4%, 2/15/2003 . . . . . . . . . . . . . . . . .          1,000,000         1,073,470

                                        57_8%, 2/15/2004 . . . . . . . . . . . . . . . . .          1,000,000         1,070,260

                                        71_4%, 8/15/2004 . . . . . . . . . . . . . . . . .          1,500,000         1,709,550

                                        71_2%, 2/15/2005 . . . . . . . . . . . . . . . . .            500,000           580,980

                                        7%, 7/15/2006  . . . . . . . . . . . . . . . . . .          1,000,000         1,151,960

                                        61_4%, 2/15/2007 . . . . . . . . . . . . . . . . .            500,000           554,445



DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________
      U.S. Governments (continued)  U.S. Treasury Notes (continued):

                                        65_8%, 5/15/2007 . . . . . . . . . . . . . . . . .       $..1,000,000      $  1,135,550

                                        55_8%, 5/15/2008 . . . . . . . . . . . . . . . . .          1,600,000         1,724,128

                                                                                                                   ____________

                                                                                                                     24,081,348

                                                                                                                   ____________

           U.S. Government

                   Agencies--29.0%  Federal Home Loan Mortgage Corp.:

                                        6%, 6/1/2012 . . . . . . . . . . . . . . . . . . .            466,714           471,381

                                        61_2%, 11/1/2004-11/1/2027   . . . . . . . . . . .          1,870,046         1,892,413

                                        7%, 3/1/2012-12/1/2027   . . . . . . . . . . . . .          2,385,464         2,439,363

                                        71_2%, 12/1/2024 . . . . . . . . . . . . . . . . .            625,728           643,517

                                    Federal National Mortgage Association:

                                        6%, 5/1/2008-3/1/2027  . . . . . . . . . . . . . .          1,604,981         1,658,272

                                        61_2%, 3/1/2011-7/1/2028 . . . . . . . . . . . . .          1,778,342         1,800,793

                                        7%, 2/1/2027 . . . . . . . . . . . . . . . . . . .          1,169,041         1,197,531

                                        71_2%, 3/1/2012-11/1/2027  . . . . . . . . . . . .          1,414,418         1,452,876

                                        8%, 6/1/2025-9/1/2027  . . . . . . . . . . . . . .            381,993           396,497

                                    Government National Mortgage Association I:

                                        61_2%, 6/15/2028 . . . . . . . . . . . . . . . . .            492,882           498,580

                                        7%, 12/15/2026 . . . . . . . . . . . . . . . . . .            645,041           662,779

                                        71_2%, 12/15/2026  . . . . . . . . . . . . . . . .            720,393           744,252

                                        8%, 12/15/2026-12/15/2027  . . . . . . . . . . . .          1,233,826         1,282,989

                                        9%, 10/15/2027 . . . . . . . . . . . . . . . . . .            410,796           438,139

                                                                                                                   ____________

                                                                                                                     15,579,382

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $50,141,459) . . . . . . . . . . . . . . . .                          $51,664,651

                                                                                                                   ____________


Short-Term Investments--.9%
-------------------------------------------------------

Repurchase Agreement;  Goldman, Sachs & Co. TriParty

                                        Repurchase Agreement, 5.38%

                                        dated 10/30/1998, due 11/2/1998 in the

                                        amount of $495,076 (fully collateralized by

                                        $486,000 U.S. Treasury Notes, 55_8%

                                        due 10/31/1999, value $505,365)

                                        (cost $494,854)  . . . . . . . . . . . . . . . . .      $.....494,854     $     494,854

                                                                                                                   ____________

TOTAL INVESTMENTS (cost $50,636,313) . . . . . . . . . . . . . . . . . . . . . . . . . . .              96.9%       $52,159,505

                                                                                                      _______      ____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3.1%      $  1,644,405
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $53,803,910
                                                                                                      _______      ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                 ____________      ____________

ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . . . .        $50,636,313       $52,159,505

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               75,874

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              926,731

                                 Receivable for investment securities sold . . . . . . . .                              552,132

                                 Receivable for shares of Capital Stock subscribed . . . .                              124,942

                                                                                                                   ____________

                                                                                                                     53,839,184

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               28,273

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                4,001

                                 Payable for shares of Capital Stock redeemed  . . . . . .                                3,000

                                                                                                                   ____________

                                                                                                                         35,274

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $53,803,910

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $52,942,686

                                 Accumulated net realized gain (loss) on investments . . .                            (661,968)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            1,523,192

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $53,803,910
                                                                                                                   ____________

                                NET ASSET VALUE PER SHARE

                              ____________________________

                                                               Class A           Class B            Class C           Class R
                                                            ____________       ____________      ____________      ____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .        $5,348,766         $5,391,175        $1,075,924       $41,988,045

Shares Outstanding . . . . . . . . . . . . . . . . . .           472,834            475,072            96,082         3,711,491

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $11.31             $11.35            $11.20            $11.31
                                                                 _______            _______           _______           _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $3,145,784

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .        $   309,714

                                 Distribution and service fees--Note 2(b)  . . . . . . . .             27,544

                                 Loan commitment fees--Note 4  . . . . . . . . . . . . . .                284

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                              337,542

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,808,242

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . . .         $1,033,599

                                 Net unrealized appreciation (depreciation) on investments . .        693,732

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,727,331

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $4,535,573

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended        Year Ended
                                                                                         October 31, 1998   October 31, 1997
                                                                                        ________________    ________________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   2,808,242       $   3,040,177

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .         1,033,599             270,293

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . .           693,732             587,912

                                                                                            ____________        ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . .         4,535,573           3,898,382

                                                                                          ____________        ____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (203,232)            (62,894)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (79,961)            (12,995)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (27,190)            (10,942)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (2,497,614)         (2,993,247)

                                                                                            ____________        ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (2,807,997)         (3,080,078)

                                                                                            ____________        ____________

CAPITAL STOCK TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,830,588             480,351

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,356,694             643,507

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           991,778             372,836

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,394,506          16,660,760

  Dividends reinvested:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           114,018              28,678

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            48,757               8,915

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22,311               9,961

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,699,048           2,275,410

  Cost of shares redeemed:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,905,104)           (360,387)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,623,857)           (264,910)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (306,783)            (43,101)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (20,137,744)        (21,846,124)

                                                                                            ____________        ____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . . .         2,484,212          (2,034,104)

                                                                                            ____________        ____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .         4,211,788          (1,215,800)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49,592,122          50,807,922

                                                                                            ____________        ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 53,803,910        $ 49,592,122

                                                                                            ____________        ____________


DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME--NET. . . . . . . . . . . . . . . . . . .          --------        $       (229)

                                                                                            ____________        ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      Shares

                                                                                       __________________________________

                                                                                           Year Ended         Year Ended
                                                                                        October 31, 1998   October 31, 1997
                                                                                       ________________   ________________

CAPITAL SHARE TRANSACTIONS:

  Class A

  _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        527,494              44,584

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .         10,267               2,666

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (171,553)            (33,504)

                                                                                            ___________         ___________

                                        Net Increase (Decrease) in Shares Outstanding  .        366,208              13,746

                                                                                            ___________         ___________


   Class B

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        566,970              59,458

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .          4,366                 827

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (145,521)            (24,332)

                                                                                            ___________         ___________

                                        Net Increase (Decrease) in Shares Outstanding  .        425,815              35,953

                                                                                            ___________         ___________


   Class C

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         89,566              35,301

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .          2,032                 931

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (27,716)             (4,034)

                                                                                            ___________         ___________

                                        Net Increase (Decrease) in Shares Outstanding  .         63,882              32,198

                                                                                            ___________         ___________


   Class R

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,035,268           1,548,384

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .        153,444             211,514

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,813,570)         (2,030,683)

                                                                                            ___________         ___________

                                        Net Increase (Decrease) in Shares Outstanding  .       (624,858)           (270,785)

                                                                                            ___________         ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Class A Shares
                                                                  ________________________________________________________

                                                                                     Year Ended October 31,
                                                                  ________________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995       1994(1,2)
                                                                 ______       ______       ______        ______      _______
   Net asset value, beginning of period  . . . . . . . . . .     $10.96       $10.78       $10.84        $10.22       $10.49

                                                                 ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .58          .62          .58           .56          .28

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .35          .19         (.07)          .62         (.27)

                                                                 ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .        .93          .81          .51          1.18          .01

                                                                 ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.58)        (.63)        (.57)         (.56)        (.28)

                                                                 ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .     $11.31       $10.96       $10.78        $10.84       $10.22

                                                                 ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN(3) . . . . . . . . . . . . . . . . .       8.73%        7.80%        4.85%        11.83%         .11%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .85%         .85%         .85%          .85%         .83%(4)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       5.20%        5.80%        5.38%         5.33%        4.47%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .     149.08%      129.94%      153.63%        73.00%      117.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .     $5,349       $1,169       $1,001        $1,150         $932
-----------------------------

(1)  The Fund commenced selling Investor shares on April 7, 1994. Effective
October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.

(2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3)  Exclusive of sales load.

(4)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class B Shares
                                                                              ____________________________________________

                                                                                            Year Ended October 31,
                                                                              ____________________________________________

PER SHARE DATA:                                                              1998          1997          1996         1995(1)
                                                                            ______        ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . .      $11.00        $10.78        $10.84        $10.15

                                                                            ______        ______        ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . .         .52           .56           .52           .47

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . .         .35           .23          (.07)          .69

                                                                            ______        ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . .         .87           .79           .45          1.16

                                                                            ______        ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . .        (.52)         (.57)         (.51)         (.47)

                                                                              ______       ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . .      $11.35        $11.00        $10.78        $10.84

                                                                            ______        ______        ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . .        8.14%         7.56%         4.33%        11.32%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . .        1.35%         1.35%         1.35%         1.35%(2)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . .        4.49%         5.06%         4.86%         4.85%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . .      149.08%       129.94%       153.63%        73.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . .      $5,391          $542          $143           $78
-----------------------------

(1)  The Fund commenced selling Class B shares on December 19, 1994.

(2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Class C Shares

                                                                              ____________________________________________

                                                                                           Year Ended October 31,

                                                                              ____________________________________________
___________

PER SHARE DATA:                                                              1998          1997          1996         1995(1)
                                                                            ______        ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . .      $10.84        $10.73        $10.84        $10.15

                                                                            ______        ______        ______        ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . .         .52         (1.98)         3.05           .48

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . .         .35          2.65         (2.65)          .69

                                                                            ______        ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . .         .87           .67           .40          1.17

                                                                            ______        ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . .        (.51)         (.56)         (.51)         (.48)

                                                                            ______        ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . .      $11.20        $10.84        $10.73        $10.84

                                                                            ______        ______        ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . .        8.25%         6.49%         3.83%        11.32%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . .        1.35%         1.35%         1.41%           --

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . .        4.61%         4.98%         5.50%           --

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . .      149.08%       129.94%       153.63%        73.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . .      $1,076          $349            --            --
-----------------------------

(1)  The Fund commenced selling Class C shares on December 19, 1994.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class R Shares
                                                                        __________________________________________________

                                                                                       Year Ended October 31,
                                                                        __________________________________________________

PER SHARE DATA:                                                         1998        1997       1996        1995     1994(1,2)
                                                                       ______      ______     ______      ______     ______

   Net asset value, beginning of period  . . . . . . . . . . . . . .   $10.96      $10.78     $10.84      $10.22     $11.07

                                                                       ______      ______     ______      ______     ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . .      .61         .65        .60         .58        .49(3)

   Net realized and unrealized gain (loss) on investments  . . . . .      .35         .19       (.06)        .62       (.75)

                                                                       ______      ______     ______      ______     ______

   Total from Investment Operations  . . . . . . . . . . . . . . . .      .96         .84        .54        1.20       (.26)

                                                                       ______      ______     ______      ______     ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . .     (.61)       (.66)      (.60)       (.58)      (.53)

   Dividends from net realized gain on investments . . . . . . . . .      .--         .--        .--         .--       (.06)

                                                                        ______      ______      ______     ______      ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . .     (.61)       (.66)      (.60)       (.58)      (.59)

                                                                       ______      ______     ______      ______     ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . .   $11.31      $10.96     $10.78      $10.84     $10.22

                                                                       ______      ______     ______      ______     ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . .     9.02%       8.09%      5.12%      12.11%     (2.46%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . .      .60%        .60%       .60%        .60%       .60%(4)

   Ratio of net investment income to average net assets  . . . . . .     5.51%       6.06%      5.62%       5.58%      4.70%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .   149.08%     129.94%    153.63%      73.00%    117.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . .  $41,988     $47,532    $49,664     $69,924    $82,406
------------------------

(1)Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(2)Any shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

(3)Net investment income before reimbursement of expenses by the investment adviser was $.49 per share for the year ended October 31, 1994.

(4)Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Premier Limited Term Income Fund (the "Fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 250 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ) and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
Short-term investments excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $618,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $344,000 of the carryover expires in fiscal 2002 and $274,000 expires in fiscal 2003.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

   (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $9,771, $8,882 and $2,967, respectively, pursuant to the Plan and Class B and Class C shares were charged $4,441 and $1,483, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $75,795,432 and $73,567,563, respectively.

   At October 31, 1998, accumulated net unrealized appreciation on investments was $1,523,192, consisting of $1,551,484 gross unrealized appreciation and $28,292 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

DREYFUS PREMIER LIMITED TERM INCOME FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities sold, but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

DREYFUS PREMIER LIMITED TERM

INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                 345/645/655/745AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 LIMITED TERM

                                  INCOME FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   (reg.tm)

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this annual report for the Dreyfus BASIC S&
P 500 Stock Index Fund for the 12-month period ended October 31, 1998. As you know, it was a turbulent year in the stock market. Nonetheless, your Fund produced a total return of 21.68% for the 12-month period.* This compares with a total return of 22.01% for the Standard & Poor's 500 Composite Stock Price Index for the same period.** The difference is accounted for by transaction costs and other Fund operating expenses.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category dropped sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.***

PORTFOLIO FOCUS

  The Dreyfus BASIC S&P 500 Stock Index Fund is designed to provide returns in line with the large-capitalization U.S. equity market as represented by the S&P 500 Index. As noted earlier, large-capitalization stocks outperformed both mid-capitalization stocks and small-capitalization stocks over the last year with the larger names in the S& P 500 dominating returns in that index. Basically, this was due to the decision of many investors, when the broad market for equities declined, to seek relative safety in large-cap names.

  We thank you for being an investor in this Dreyfus-managed fund.

            Sincerely,



                [Steven A. Falci signature]


                Steven A. Falci

            Portfolio Manager

November 24, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.


DREYFUS BASIC S&P 500 STOCK INDEX FUND                       OCTOBER 31, 1998
------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC S&P 500
  STOCK INDEX FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$26,798

Standard & Poor's 500 Composite Stock Price Index*

                                    Dollars

$26,444

Dreyfus BASIC S&P 500 Stock Index Fund

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (9/30/93)

                     October 31, 1998                  October 31, 1998                to October 31, 1998
                    ------------------                 -----------------            --------------------------
                           21.68%                           20.92%                           21.05%
--------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 9/30/93 (Inception Date) to a $10,000 investment made in the Standard & Poor' s 500 Composite Stock Price Index on that date. All dividends
and    capital    gain    distributions    are    reinvested.

The Fund seeks to replicate the total return performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights
section    of    the    Prospectus    and    elsewhere    in    this   report.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------

                                      STATEMENT OF INVESTMENTS OCTOBER 31, 1998

   Shares         COMMON STOCKS--97.4%                                                   _________________ Basic Industries--3.0%
    28,900        Air Products & Chemicals . . . . . . . . . . . . . . . . . . .                    $        1,090,975

     5,000        Armstrong World Industries . . . . . . . . . . . . . . . . . .                               310,000

    14,592        Avery Dennison . . . . . . . . . . . . . . . . . . . . . . . .                               604,656

     3,800        Ball . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               160,313

     6,700        Bemis  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               248,738

     7,014  (a)   Boise Cascade  . . . . . . . . . . . . . . . . . . . . . . . .                               196,392

     7,414        Centex . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               248,369

    11,900        Champion International . . . . . . . . . . . . . . . . . . . .                               380,056

    15,500        Crown Cork & Seal  . . . . . . . . . . . . . . . . . . . . . .                               494,063

    27,925        Dow Chemical . . . . . . . . . . . . . . . . . . . . . . . . .                             2,614,478

   141,100        duPont (E.I.) de Nemours & Co.                                                             8,113,250

     9,926        Eastman Chemical . . . . . . . . . . . . . . . . . . . . . . .                               583,153

    18,000        Engelhard  . . . . . . . . . . . . . . . . . . . . . . . . . .                               378,000

     4,300  (a)   FMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               219,569

     9,889        Fluor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               383,817

    27,500        Fort James . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,108,594

    21,571        Fortune Brands . . . . . . . . . . . . . . . . . . . . . . . .                               713,191

     5,100        Foster Wheeler . . . . . . . . . . . . . . . . . . . . . . . .                                80,963

    11,600        Georgia Pacific  . . . . . . . . . . . . . . . . . . . . . . .                               600,300

     9,500        Grace (W.R.) & Co. . . . . . . . . . . . . . . . . . . . . . .                               165,063

     7,403        Great Lakes Chemical . . . . . . . . . . . . . . . . . . . . .                               308,150

    11,800        Hercules . . . . . . . . . . . . . . . . . . . . . . . . . . .                               393,088

    38,365        International Paper  . . . . . . . . . . . . . . . . . . . . .                             1,781,575

     5,000        Kaufman & Broad Home . . . . . . . . . . . . . . . . . . . . .                               142,813

    13,700        Louisiana Pacific  . . . . . . . . . . . . . . . . . . . . . .                               243,175

    42,418        Masco  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,195,657

    12,954        Mead . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               409,670

    16,300        Morton International . . . . . . . . . . . . . . . . . . . . .                               405,463

     8,245        Nalco Chemical . . . . . . . . . . . . . . . . . . . . . . . .                               255,080

    44,000        Occidental Petroleum . . . . . . . . . . . . . . . . . . . . .                               874,500

     6,700        Owens-Corning  . . . . . . . . . . . . . . . . . . . . . . . .                               243,294

    19,400  (a)   Owens-Illinois . . . . . . . . . . . . . . . . . . . . . . . .                               592,913

     3,600        Potlach  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               131,400

    22,121        PPG Industries . . . . . . . . . . . . . . . . . . . . . . . .                             1,265,045

    19,700        Praxair  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               792,925

    22,233        Rohm & Haas  . . . . . . . . . . . . . . . . . . . . . . . . .                               750,364

    10,431        Sealed Air . . . . . . . . . . . . . . . . . . . . . . . . . .                               369,649

    21,600        Sherwin-Williams . . . . . . . . . . . . . . . . . . . . . . .                               544,050

    12,500        Sigma-Aldrich  . . . . . . . . . . . . . . . . . . . . . . . .                               386,328

    13,100  (a)   Stone Container  . . . . . . . . . . . . . . . . . . . . . . .                               125,269

     6,900        Temple-Inland  . . . . . . . . . . . . . . . . . . . . . . . .                               335,081

    21,200        Tenneco  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               643,950

     8,600        Union Camp . . . . . . . . . . . . . . . . . . . . . . . . . .                               369,800

    16,822        Union Carbide  . . . . . . . . . . . . . . . . . . . . . . . .                               647,647

    12,600        Westvaco . . . . . . . . . . . . . . . . . . . . . . . . . . .                               310,275

    24,800        Weyerhaeuser . . . . . . . . . . . . . . . . . . . . . . . . .                             1,160,950


    13,900        Willamette Industries  . . . . . . . . . . . . . . . . . . . .                               430,900
                                                                                                       _______________

                                                                                                            33,802,951
                                                                                                       _______________
                  Capital Goods--24.1%

    27,300        AMP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,121,006

     8,400        Adobe Systems  . . . . . . . . . . . . . . . . . . . . . . . .                               311,850

    17,900  (a)   Advanced Micro Devices . . . . . . . . . . . . . . . . . . . . .                             403,869

     3,500        Aeroquip-Vickers . . . . . . . . . . . . . . . . . . . . . . . . . . .                       110,250

    24,567        Allegheny Teledyne . . . . . . . . . . . . . . . . . . . . . . . . . .                       505,159

    70,000        AlliedSignal . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        25,625

    10,700  (a)   Andrew . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             175,213

    16,800  (a)   Apple Computer . . . . . . . . . . . . . . . . . . . . . . . . .                             623,700

    45,700  (a)   Applied Materials  . . . . . . . . . . . . . . . . . . . . . . .                           1,585,219

    26,900  (a)   Ascend Communications  . . . . . . . . . . . . . . . . . . . . .                           1,297,925

     5,900        Autodesk . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       184,006

    37,500        Automatic Data Processing  . . . . . . . . . . . . . . . . . . . . . .                     2,917,969

    25,700  (a)   BMC Software . . . . . . . . . . . . . . . . . . . . . . . . . .                           1,235,206

   126,044        Boeing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,726,650

     3,000        Briggs & Stratton  . . . . . . . . . . . . . . . . . . . . . . . . . .                       141,000

    21,700        Browning-Ferris Industries . . . . . . . . . . . . . . . . . . . . . .                       768,994

    20,500  (a)   Cabletron Systems  . . . . . . . . . . . . . . . . . . . . . . .                             233,188

    9,300         Case . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       204,600

    45,500        Caterpillar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,047,500

   106,986 (a)    Cendant  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           1,223,652

     9,033 (a)    Ceridian . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             518,268

   193,900 (a)    Cisco Systems  . . . . . . . . . . . . . . . . . . . . . . . . .                          12,215,700

   208,349        Compaq Computer  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,589,037

    69,950        Computer Associates

                    International  . . . . . . . . . . . . . . . . . . . . . . . . .                         2,754,281

    19,700        Computer Sciences  . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,039,175

    14,500        Cooper Industries  . . . . . . . . . . . . . . . . . . . . . . . . . .                       639,813

     8,550        Crane  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       246,347

     4,847        Cummins Engine . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       165,404

     6,203  (a)   Data General . . . . . . . . . . . . . . . . . . . . . . . . . .                             105,451

    30,500        Deere & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,078,938

   157,900  (a)   Dell Computer  . . . . . . . . . . . . . . . . . . . . . . . . .                          10,362,188

    10,100        Deluxe . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       326,988

    27,800        Dover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       882,650

    21,300        Dun & Bradstreet . . . . . . . . . . . . . . . . . . . . . . . . . . .                       604,388

     5,716        EG&G . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       143,615

    62,300  (a)   EMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           4,010,563

     8,921        Eaton  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       603,840

    61,400        Electronic Data Systems  . . . . . . . . . . . . . . . . . . . . . . .                     2,498,213

    54,900        Emerson Electric . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,623,400

    18,500        Equifax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       715,719

    55,700        First Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,476,050

    19,400  (a)   Gateway 2000 . . . . . . . . . . . . . . . . . . . . . . . . . .                           1,082,763

    15,800        General Dynamics . . . . . . . . . . . . . . . . . . . . . . . . . . .                       935,163

   405,800        General Electric . . . . . . . . . . . . . . . . . . . . . . . . . . .                    35,507,444

    22,300        Genuine Parts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       702,450

     9,200        Goodrich (B.F.)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                       331,200

    12,200        Grainger (W.W.)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                       561,963

    12,600        H&R Block  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       564,638

    53,800        HBO & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,412,250

     6,000        Harnischfeger Industries . . . . . . . . . . . . . . . . . . . . . . .                        56,625

    10,006        Harris . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       350,835

   129,600        Hewlett-Packard  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,800,300

    15,700        Honeywell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,254,038

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------

                          STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

                                                                                                                Value
   Shares         COMMON STOCKS (continued)                                                              _________________

                              Capital Goods (continued)

    16,900        Ikon Office Solutions  . . . . . . . . . . . . . . . . . . . .                    $          159,494

    31,200        Illinois Tool Works  . . . . . . . . . . . . . . . . . . . . .                             2,000,700

    20,700        IMS Health . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,376,550

    20,650        Ingersoll-Rand . . . . . . . . . . . . . . . . . . . . . . . .                             1,042,825

   209,500        Intel  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            18,684,781

   116,400        International Business Machines                                                           17,278,125

    17,000        Interpublic Group Cos. . . . . . . . . . . . . . . . . . . . .                               994,500

    14,800        ITT Industries . . . . . . . . . . . . . . . . . . . . . . . .                               529,100

    10,800  (a)   KLA-Tencor . . . . . . . . . . . . . . . . . . . . . . . . . .                               398,250

    24,400        Lockheed Martin  . . . . . . . . . . . . . . . . . . . . . . .                             2,717,550

    17,591  (a)   LSI Logic  . . . . . . . . . . . . . . . . . . . . . . . . . .                               266,064

   164,028        Lucent Technologies  . . . . . . . . . . . . . . . . . . . . .                            13,152,995

     7,400        McDermott International  . . . . . . . . . . . . . . . . . . .                               216,913

    26,600  (a)   Micron Technology  . . . . . . . . . . . . . . . . . . . . . .                             1,010,800

   307,300  (a)   Microsoft  . . . . . . . . . . . . . . . . . . . . . . . . . .                            32,535,388

     4,900  (a)   Milacron . . . . . . . . . . . . . . . . . . . . . . . . . . .                                94,938

     5,500        Millipore  . . . . . . . . . . . . . . . . . . . . . . . . . .                               135,438

    50,400        Minnesota Mining & Manufacturing                                                           4,032,000

    74,600        Motorola . . . . . . . . . . . . . . . . . . . . . . . . . . .                             3,879,200

    20,500  (a)   National Semiconductor . . . . . . . . . . . . . . . . . . . .                               260,094

    81,320        Northern Telecommunications  . . . . . . . . . . . . . . . . .                             3,481,513

     8,600        Northrop Grumman . . . . . . . . . . . . . . . . . . . . . . .                               685,850

    44,100  (a)   Novell . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               655,988

    21,200        Omnicom Group  . . . . . . . . . . . . . . . . . . . . . . . .                             1,048,075

   121,400  (a)   Oracle . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             3,588,888

    15,503        Pall . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               391,451

    34,000  (a)   Parametric Technology  . . . . . . . . . . . . . . . . . . . .                               565,250

    13,840        Parker-Hannifin  . . . . . . . . . . . . . . . . . . . . . . .                               494,780

    20,300        Paychex  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,009,925

    27,500  (a)   PeopleSoft . . . . . . . . . . . . . . . . . . . . . . . . . .                               582,656

     6,100        Perkin-Elmer . . . . . . . . . . . . . . . . . . . . . . . . .                               514,306

    34,206        Pitney Bowes . . . . . . . . . . . . . . . . . . . . . . . . .                             1,883,468

    10,500        Raychem  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               320,906

    42,300        Raytheon, Cl. B  . . . . . . . . . . . . . . . . . . . . . . .                             2,456,044

    23,800        Rockwell International . . . . . . . . . . . . . . . . . . . .                               977,288

     9,100        Ryder System . . . . . . . . . . . . . . . . . . . . . . . . .                               224,088

     9,800        Scientific-Atlanta . . . . . . . . . . . . . . . . . . . . . .                               146,388

    30,300  (a)   Seagate Technology . . . . . . . . . . . . . . . . . . . . . .                               799,163

    32,100        Service Corp. International  . . . . . . . . . . . . . . . . .                             1,143,563

     3,300        Shared Medical Systems . . . . . . . . . . . . . . . . . . . .                               164,588

    23,500  (a)   Silicon Graphics . . . . . . . . . . . . . . . . . . . . . . .                               264,375

     7,400        Snap-On  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               262,238

    11,027        Stanley Works  . . . . . . . . . . . . . . . . . . . . . . . .                               330,810

    47,200  (a)   Sun Microsystems . . . . . . . . . . . . . . . . . . . . . . .                             2,749,400

    44,800  (a)   3COM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,615,600

     6,259        Tektronix  . . . . . . . . . . . . . . . . . . . . . . . . . .                               111,880

    24,200  (a)   Tellabs  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,331,000

    48,700        Texas Instruments  . . . . . . . . . . . . . . . . . . . . . .                             3,113,756

    20,400        Textron  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,517,250

    20,700  (a)   Thermo Electron  . . . . . . . . . . . . . . . . . . . . . . .                               412,706

     7,041        Thomas & Betts . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       314,645

    7,800         Timken . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       138,938

   80,302         Tyco International . . . . . . . . . . . . . . . . . . . . . . . . . ..                    4,973,705

   31,700   (a)   Unisys . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             844,013

   28,414         United Technologies  . . . . . . . . . . . . . . . . . . . . . . . . .                     2,706,434

   71,342         Waste Management . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,219,308

   41,024         Xerox  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,974,200

                                                                                                       _______________

                                                                                                           273,482,419

                                                                                                       _______________


                    Consumer Cyclical--12.3%

   30,700           Albertson's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,705,769

    8,800           American Greetings, Cl. A  . . . . . . . . . . . . . . . . . . . . . .                     353,100

   34,200           American Stores  . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,113,638

   19,000    (a)    AutoZone . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           499,938

   11,600           Black & Decker . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     599,575

   12,400           Brunswick  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     241,025

   89,300           CBS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,494,819

   48,518           CVS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,216,666

   80,700           Chrysler . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,883,688

   12,518           Circuit City Stores  . . . . . . . . . . . . . . . . . . . . . . . . .                     452,995

   31,000   (a)     Clear Channel Communications. . . . . . . . . . . . . . . . .. . . . .                   1,412,438

   46,000           Comcast, Cl. A . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,271,250

   13,600   (a)     Consolidated Stores  . . . . . . . . . . . . . . . . . . . . . .                           223,550

    9,703           Cooper Tire and Rubber . . . . . . . . . . . . . . . . . . . . . . . .                     161,312

   27,000   (a)     Costco Cos.  . . . . . . . . . . . . . . . . . . . . . . . . . .                         1,532,250

   20,599           Dana . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     861,296

   17,400           Darden Restaurants . . . . . . . . . . . . . . . . . . . . . . . . . .                     287,100

   54,800           Dayton Hudson  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,322,150

   13,800           Dillard's, Cl. A . . . . . . . . . . . . . . . . . . . . . . . . . . .                      428,663

  255,500           Disney (Walt)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    6,882,531

   23,050           Dollar General . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      550,319

   17,400           Donnelley (R.R.) & Sons  . . . . . . . . . . . . . . . . . . . . . . .                      750,375

   11,700           Dow Jones & Co . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      536,006

   26,300   (a)     Federated Department Stores  . . . . . . . . . . . . . . . . . .                          1,010,906

    4,300           Fleetwood Enterprises  . . . . . . . . . . . . . . . . . . . . . . . .                      138,675

  151,100           Ford Motor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    8,197,175

   19,200   (a)     Meyer (Fred) . . . . . . . . . . . . . . . . . . . . . . . . . .                          1,023,600

    9,000   (a)     Fruit of the Loom, Cl. A . . . . . . . . . . . . . . . . . . . .                            137,250

   35,500           Gannett  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,196,563

   49,000           Gap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,946,125

   18,800   (a)     General Instrument . . . . . . . . . . . . . . . . . . . . . . .                            482,925

   82,600           General Motors . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    5,208,963

   19,600           Goodyear Tire & Rubber . . . . . . . . . . . . . . . . . . . . . . . .                    1,055,950

    4,743           Great Atlantic & Pacific . . . . . . . . . . . . . . . . . . . . . . .                      111,461

    8,800           Harcourt General . . . . . . . . . . . . . . . . . . . . . . . . . . .                      428,450

   12,594   (a)     Harrah's Entertainment . . . . . . . . . . . . . . . . . . . . .                            177,890

   16,450           Hasbro . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      576,778

   32,500           Hilton Hotel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      652,031

  183,300           Home Depot . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    7,973,550

   10,528           Johnson Controls . . . . . . . . . . . . . . . . . . . . . . . . . . .                      592,200

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------

                          STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

                                                                                                                Value
   Shares         COMMON STOCKS (continued)                                                              _________________

                              Consumer Cyclical (continued)

     4,622        Jostens  . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $           104,284

    61,400  (a)   K mart . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               867,275

     9,124  (a)   King World Productions . . . . . . . . . . . . . . . . . . . .                               239,505

     9,800        Knight-Ridder  . . . . . . . . . . . . . . . . . . . . . . . .                               499,188

    19,700  (a)   Kohl's . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               941,906

    32,000  (a)   Kroger . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,776,000

    28,400        Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               727,750

     8,200        Liz Claiborne  . . . . . . . . . . . . . . . . . . . . . . . .                               240,875

     4,838        Longs Drug Stores  . . . . . . . . . . . . . . . . . . . . . .                               188,984

    43,900        Lowes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,478,881

    31,200        Marriott International, Cl. A  . . . . . . . . . . . . . . . .                               838,500

    36,500        Mattel . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,309,438

    28,800        May Department Stores  . . . . . . . . . . . . . . . . . . . .                             1,756,800

    11,400        Maytag . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               563,588

    85,400        McDonald's . . . . . . . . . . . . . . . . . . . . . . . . . .                             5,711,125

    12,400        McGraw-Hill Cos. . . . . . . . . . . . . . . . . . . . . . . .                             1,115,225

    76,000  (a)   MediaOne Group . . . . . . . . . . . . . . . . . . . . . . . .                             3,215,750

     6,560        Meredith . . . . . . . . . . . . . . . . . . . . . . . . . . .                               242,720

    22,400  (a)   Mirage Resorts . . . . . . . . . . . . . . . . . . . . . . . .                               379,400

    11,002        Moore  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               124,460

     8,400  (a)   Navistar International . . . . . . . . . . . . . . . . . . . .                               175,350

    23,636        New York Times, Cl. A  . . . . . . . . . . . . . . . . . . . .                               667,717

    35,900        NIKE, Cl. B  . . . . . . . . . . . . . . . . . . . . . . . . .                             1,568,381

    18,600        Nordstrom  . . . . . . . . . . . . . . . . . . . . . . . . . .                               508,013

     9,722        PACCAR . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               424,122

    31,600        Penney (J.C.)  . . . . . . . . . . . . . . . . . . . . . . . .                             1,501,000

     8,000        Pep Boys-Manny, Moe & Jack . . . . . . . . . . . . . . . . . .                               125,000

     7,015  (a)   Reebok International . . . . . . . . . . . . . . . . . . . . .                               116,624

    32,200        Rite Aid . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,277,938

     4,514        Russell  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               110,875

    48,900        Sears, Roebuck & Co. . . . . . . . . . . . . . . . . . . . . .                             2,197,444

     2,300        Springs Industries, Cl. A  . . . . . . . . . . . . . . . . . .                                81,363

    35,800  (a)   Staples  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,167,975

    15,100        Supervalu  . . . . . . . . . . . . . . . . . . . . . . . . . .                               362,400

    42,104        Sysco  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,134,177

    39,600        TJX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               749,925

    15,200        TRW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               865,450

    12,476        Tandy  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               618,342

    65,300  (a)   Tele-Communications, Cl. A,
                    TCI Group  . . . . . . . . . . . . . . . . . . . . . . . . .                             2,750,763

    74,700        Time Warner  . . . . . . . . . . . . . . . . . . . . . . . . .                             6,933,094

    10,839        Times Mirror, Cl. A  . . . . . . . . . . . . . . . . . . . . .                               600,887

    32,600  (a)   Toys R Us  . . . . . . . . . . . . . . . . . . . . . . . . . .                               637,738

    15,222        Tribune  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               877,168

    15,100        V.F  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               631,369

    16,900  (a)   Venator Group  . . . . . . . . . . . . . . . . . . . . . . . .                               142,594

    44,600        Viacom, Cl. B  . . . . . . . . . . . . . . . . . . . . . . . .                             2,670,425

   278,800        Wal-Mart Stores  . . . . . . . . . . . . . . . . . . . . . . .                            19,237,200

    62,000        Walgreen . . . . . . . . . . . . . . . . . . . . . . . . . . .                             3,018,625

    15,847        Wendy's International  . . . . . . . . . . . . . . . . . . . .                               332,787

     9,500        Whirlpool  . . . . . . . . . . . . . . . . . . . . . . . . . .                               486,875


    18,500        Winn-Dixie Stores  . . . . . . . . . . . . . . . . . . . . . . . . . .                       627,844

                                                                                                       _______________

                                                                                                           139,612,064
                                                                                                       _______________

                  Consumer Staples--10.4%

     6,844        Alberto-Culver, Cl. B  . . . . . . . . . . . . . . . . . . . . . . . .                       181,794

    60,100        Anheuser-Busch . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,572,194

    74,710        Archer Daniels Midland . . . . . . . . . . . . . . . . . . . . . . . .                     1,246,723

    32,836        Avon Products  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,303,179

    35,800        Bestfoods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,951,100

     8,600        Brown-Forman, Cl. B  . . . . . . . . . . . . . . . . . . . . . . . . .                       584,263

    56,000        Campbell Soup  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,985,500

    13,000        Clorox . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,420,250

   307,500        Coca-Cola  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    20,794,688

    50,300        Coca-Cola Enterprises  . . . . . . . . . . . . . . . . . . . . . . . .                     1,813,944

    36,900        Colgate-Palmolive  . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,261,038

    60,832        ConAgra  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,851,574

     4,515        Coors (Adolph), Cl. B  . . . . . . . . . . . . . . . . . . . . . . . .                       225,750

    40,300        Eastman Kodak  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,123,250

    16,200        Ecolab . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       483,975

    19,300        General Mills  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,418,550

   140,000        Gillette . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,291,250

    45,200        Heinz (H.J.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,627,250

    17,800        Hershey Foods  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,207,063

    13,400        International Flavors &

                     Fragrances . . . . . . . . . . . . . . . . . . . . . . . . . . .                          501,663

    50,800        Kellogg  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,676,400

    68,300        Kimberly-Clark . . . . . . . . . . . . . . . . . . . . . . . . . . .                       3,295,475

     1,022        NACCO Industries, Cl. A  . . . . . . . . . . . . . . . . . . . . . . .                        94,024

     5,200        National Service Industries  . . . . . . . . . . . . . . . . . . . . .                       186,550

    20,300        Newell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       893,200

   183,700        PepsiCo  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,199,875

   303,300        Philip Morris  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    15,506,213

    30,100        Pioneer Hi-Bred International  . . . . . . . . . . . . . . . . . . . .                       842,800

     5,500        Polaroid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       146,094

   167,200        Procter & Gamble . . . . . . . . . . . . . . . . . . . . . . . . . . .                    14,859,900

    17,000        Quaker Oats  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,004,063

    38,900        Ralston Purina Group . . . . . . . . . . . . . . . . . . . . . . . . .                     1,298,288

    40,500        RJR Nabisco Holdings . . . . . . . . . . . . . . . . . . . . . . . . .                     1,156,781

    18,748        Rubbermaid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       622,199

    58,300        Sara Lee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,479,781

    43,200        Seagram  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,420,200

    19,030        Tricon Global Restaurants  . . . . . . . . . . . . . . . . . . . . . .                       827,805

    7,200         Tupperware . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       112,050

    79,800        Unilever . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,004,950

    23,200        UST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       788,800

    14,500        Wrigley, (Wm) Jr . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,173,594

                                                                                                       _______________

                                                                                                           118,434,040

                                                                                                       _______________

                  Energy--7.5%

    11,300        Amerada Hess . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       624,325

   119,000        Amoco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,678,875

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------
                          STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

                                                                                                              Value
   Shares         COMMON STOCKS (continued)                                                                 __________


                              Energy (continued)

    15,000        Anadarko Petroleum . . . . . . . . . . . . . . . . . . . . . .                   $           508,125

    12,300        Apache . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               348,244

     9,500        Ashland  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               457,188

    40,100        Atlantic Richfield . . . . . . . . . . . . . . . . . . . . . .                             2,761,888

    39,620        Baker Hughes . . . . . . . . . . . . . . . . . . . . . . . . .                               874,116

    22,106        Burlington Resources . . . . . . . . . . . . . . . . . . . . .                               910,491

    81,600        Chevron  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             6,650,400

    26,520        Coastal  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               934,830

    10,400        Columbia Energy Group  . . . . . . . . . . . . . . . . . . . .                               601,900

    11,931        Consolidated Natural Gas . . . . . . . . . . . . . . . . . . .                               630,106

     2,818        Eastern Enterprises  . . . . . . . . . . . . . . . . . . . . .                               115,714

    41,100        Enron  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             2,168,025

   304,100        Exxon  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            21,667,125

    54,700        Halliburton  . . . . . . . . . . . . . . . . . . . . . . . . .                             1,965,781

     6,310        Helmerich & Payne  . . . . . . . . . . . . . . . . . . . . . .                               150,257

     5,940        Kerr-McGee . . . . . . . . . . . . . . . . . . . . . . . . . .                               236,858

    97,500        Mobil  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             7,379,531

     6,000        Nicor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               254,250

     3,882        ONEOK  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               132,959

    13,200  (a)   Oryx Energy  . . . . . . . . . . . . . . . . . . . . . . . . .                               184,800

     6,000        Pennzoil . . . . . . . . . . . . . . . . . . . . . . . . . . .                               215,250

     4,370        Peoples Energy . . . . . . . . . . . . . . . . . . . . . . . .                               161,144

    32,200        Phillips Petroleum . . . . . . . . . . . . . . . . . . . . . .                             1,392,650

    10,610  (a)   Rowan Cos. . . . . . . . . . . . . . . . . . . . . . . . . . .                               154,508

   267,400        Royal Dutch Petroleum, A.D.R.  . . . . . . . . . . . . . . . .                            13,169,450

    67,900        Schlumberger . . . . . . . . . . . . . . . . . . . . . . . . .                             3,564,750

    30,042        Sempra Energy  . . . . . . . . . . . . . . . . . . . . . . . .                               781,092

    13,700        Sonat  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               415,281

    11,668        Sun  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               400,358

    66,800        Texaco . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             3,962,075

    31,307        Union Pacific Resources Group  . . . . . . . . . . . . . . . .                               406,991

    30,100        Unocal . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,021,519

    36,200        USX-Marathon Group . . . . . . . . . . . . . . . . . . . . . .                             1,183,288

    53,000        Williams Cos.  . . . . . . . . . . . . . . . . . . . . . . . .                             1,454,188

                                                                                                       _______________

                                                                                                            84,518,332

                                                                                                       _______________


                              Health Care--12.3%

    192,000        Abbott Laboratories  . . . . . . . . . . . . . . . . . . . . .                             9,012,000

      8,200        Allergan . . . . . . . . . . . . . . . . . . . . . . . . . . .                               511,988

     10,800  (a)   ALZA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               517,050

    164,100        American Home Products . . . . . . . . . . . . . . . . . . . .                             7,999,875

     31,680  (a)   Amgen  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             2,488,860

      7,000        Bard (C.R.)  . . . . . . . . . . . . . . . . . . . . . . . . .                               298,813

      6,964        Bausch & Lomb  . . . . . . . . . . . . . . . . . . . . . . . .                               290,312

     35,600        Baxter International . . . . . . . . . . . . . . . . . . . . .                             2,133,775

     30,800        Becton, Dickinson & Co.  . . . . . . . . . . . . . . . . . . .                             1,297,450

     14,000        Biomet . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               475,125

     24,400  (a)   Boston Scientific  . . . . . . . . . . . . . . . . . . . . . .                             1,328,275

    124,100        Bristol-Myers Squibb . . . . . . . . . . . . . . . . . . . . . . . . .                    13,720,806

     16,600        Cardinal Health  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,569,738

     80,500        Columbia/HCA Healthcare  . . . . . . . . . . . . . . . . . . . . . . .                     1,690,500

     18,800        Guidant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,438,200

     12,900  (a)   HCR Manor Care . . . . . . . . . . . . . . . . . . . . . . . . .                             419,250

     52,700  (a)   HEALTHSOUTH  . . . . . . . . . . . . . . . . . . . . . . . . . .                             638,988

     20,800  (a)   Humana . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             393,900

    167,700        Johnson & Johnson  . . . . . . . . . . . . . . . . . . . . . . . . . .                    13,667,550

    137,400        Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    11,120,813

      9,100        Mallinckrodt Group . . . . . . . . . . . . . . . . . . . . . . . . . .                       259,350

     58,500        Medtronic  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,802,500

    148,500        Merck & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    20,084,625

     74,900        Monsanto . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,042,813

    163,000        Pfizer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    17,491,938

     63,400        Pharmacia & Upjohn . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,356,238

     91,500        Schering-Plough  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     9,413,063

     10,800  (a)   St. Jude Medical . . . . . . . . . . . . . . . . . . . . . . . .                             305,100

     38,400        Tenet Healthcare . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,072,800

     24,400        United Healthcare  . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,062,925

    102,400        Warner-Lambert . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,025,600

                                                                                                         _______________

                                                                                                            138,930,220

                                                                                                         _______________


                   Interest Sensitive--15.8%

     18,027        Aetna  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,345,265

    103,300        Allstate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      4,448,356

     56,900        American Express . . . . . . . . . . . . . . . . . . . . . . . . . . .                      5,028,538

     31,538        American General . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2,160,353

    130,975        American International Group . . . . . . . . . . . . . . . . . . . . .                     11,165,619

     21,100        Aon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,308,200

     43,211        Associates First Capital, Cl. A  . . . . . . . . . . . . . . . . . . .                      3,046,376

     35,700        BB&T . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,274,044

     36,700        BANKBOSTON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,351,019

    146,098        BancOne  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      7,140,540

     93,228        Bank of New York . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2,942,509

    216,705        BankAmerica  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     12,446,973

     12,000        Bankers Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        753,750

     14,200        Bear Stearns Cos.  . . . . . . . . . . . . . . . . . . . . . . . . . .                        506,763

     26,500        CIGNA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,932,844

      8,200        Capital One Financial  . . . . . . . . . . . . . . . . . . . . . . . .                        834,350

    106,782        Chase Manhattan  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      6,066,552

     20,700        Chubb  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,273,050

     20,800        Cincinnati Financial . . . . . . . . . . . . . . . . . . . . . . . . .                        776,100

    285,158        Citigroup  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     13,420,248

     19,350        Comerica . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,248,075

     38,971        Conseco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,351,807

     13,900        Countrywide Credit Industries  . . . . . . . . . . . . . . . . . . . .                        600,306

    129,300        Federal National Mortgage
                          Association  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 9,156,056

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------
                          STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998



  Shares          COMMON STOCKS (continued)                                                                 Value
                                                                                                          -------------

                              Interest Sensitive (continued)

    33,425        Fifth Third Bancorp  . . . . . . . . . . . . . . . . . . . . .                   $        2,214,406

   120,834        First Union  . . . . . . . . . . . . . . . . . . . . . . . . .                            7,008,372

    70,800        Fleet Financial Group  . . . . . . . . . . . . . . . . . . . .                            2,827,575

    31,600        Franklin Resources . . . . . . . . . . . . . . . . . . . . . .                            1,194,875

    84,600        Federal Home Loan Mortgage . . . . . . . . . . . . . . . . . .                            4,864,500

     9,458        General Re . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,077,804

     7,200        Golden West Financial  . . . . . . . . . . . . . . . . . . . .                              652,950

    29,100        Hartford Financial Services Group                                                         1,545,938

    61,441        Household International  . . . . . . . . . . . . . . . . . . .                            2,246,437

    26,370        Huntington Bancshares  . . . . . . . . . . . . . . . . . . . .                              758,138

    13,200        Jefferson Pilot  . . . . . . . . . . . . . . . . . . . . . . .                              801,900

    54,900        Keycorp  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,664,156

    14,800        Lehman Brothers Holdings . . . . . . . . . . . . . . . . . . .                              561,475

    12,500        Lincoln National . . . . . . . . . . . . . . . . . . . . . . .                              948,438

    14,300        Loews  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,343,306

    12,400        MBIA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              757,950

    93,713        MBNA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,137,816

    31,850        Marsh & McLennan . . . . . . . . . . . . . . . . . . . . . . .                            1,767,675

    32,500        Mellon Bank  . . . . . . . . . . . . . . . . . . . . . . . . .                            1,954,063

    19,000        Mercantile Bancorp . . . . . . . . . . . . . . . . . . . . . .                              868,063

    43,400        Merrill Lynch & Co.  . . . . . . . . . . . . . . . . . . . . .                            2,571,450

    14,100        MGIC Investment  . . . . . . . . . . . . . . . . . . . . . . .                              549,900

    22,000        Morgan (J.P.)  . . . . . . . . . . . . . . . . . . . . . . . .                            2,073,500

    73,055        Morgan Stanley, Dean Witter,
                    Discover and Co. . . . . . . . . . . . . . . . . . . . . . .                            4,730,311

    41,100        National City  . . . . . . . . . . . . . . . . . . . . . . . .                            2,643,244

    13,900        Northern Trust . . . . . . . . . . . . . . . . . . . . . . . .                            1,025,125

    95,500        Norwest  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,551,406

    37,600        PNC Bank . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,880,000

     9,100        Progressive  . . . . . . . . . . . . . . . . . . . . . . . . .                            1,339,975

    16,900        Provident Cos. . . . . . . . . . . . . . . . . . . . . . . . .                              491,156

    11,900        Providian Financial  . . . . . . . . . . . . . . . . . . . . .                              944,563

     5,398        Pulte  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              138,999

    26,700        Regions Financial  . . . . . . . . . . . . . . . . . . . . . .                              987,900

    13,500        Republic New York  . . . . . . . . . . . . . . . . . . . . . .                              564,469

    17,600        Safeco . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              762,300

    33,300        Schwab (Charles) . . . . . . . . . . . . . . . . . . . . . . .                            1,596,319

    20,900        SLM Holding  . . . . . . . . . . . . . . . . . . . . . . . . .                              837,306

    29,492        St. Paul Companies . . . . . . . . . . . . . . . . . . . . . .                              976,923

    20,100        State Street . . . . . . . . . . . . . . . . . . . . . . . . .                            1,253,738

    21,700        Summit Bancorp . . . . . . . . . . . . . . . . . . . . . . . .                              823,244

    25,800        SunAmerica . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,818,900

    26,100        SunTrust Banks . . . . . . . . . . . . . . . . . . . . . . . .                            1,818,844

    32,800        Synovus Financial  . . . . . . . . . . . . . . . . . . . . . .                              760,550

    17,516        Torchmark  . . . . . . . . . . . . . . . . . . . . . . . . . .                              766,325

     7,793        Transamerica . . . . . . . . . . . . . . . . . . . . . . . . .                              810,472

    17,264        UNUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              767,169

    92,651        U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . . .                            3,381,762

    15,800        Union Planters . . . . . . . . . . . . . . . . . . . . . . . .                              733,713

    25,800        Wachovia . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,344,575

    73,858        Washington Mutual  . . . . . . . . . . . . . . . . . . . . . .                            2,765,056


    10,648        Wells Fargo  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    3,939,760

                                                                                                      _______________

                                                                                                          179,422,484

                                                                                                      _______________


                   Mining and Metals--.7%

     4,900         ASARCO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     105,044

    28,400         Alcan Aluminium  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     718,875

    23,300         Aluminum Co. of America  . . . . . . . . . . . . . . . . . . . . . . .                   1,846,525

    13,500  (a)    Armco  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              64,125

    46,500         Barrick Gold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     993,938

    28,700         Battle Mountain Gold . . . . . . . . . . . . . . . . . . . . . . . . .                     156,056

    16,200  (a)    Bethlehem Steel  . . . . . . . . . . . . . . . . . . . . . . . .                           145,800

    11,708         Cyprus Amax Minerals . . . . . . . . . . . . . . . . . . . . . . . . .                     145,618

    22,600         Freeport-McMoRan Copper, Cl. B                                                             278,263

    26,300         Homestake Mining . . . . . . . . . . . . . . . . . . . . . . . . . . .                     312,313

    20,700         Inco . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     221,231

    20,774         Newmont Mining . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     441,448

    11,000         Nucor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     498,438

     7,290         Phelps Dodge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     420,086

    31,200         Placer Dome  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     491,400

     9,000         Reynolds Metals  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     539,438

    11,000         USX-U.S. Steel . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     255,750

    12,100         Worthington Industries . . . . . . . . . . . . . . . . . . . . . . . .                     164,106

                                                                                                      _______________

                                                                                                            7,798,454

                                                                                                      _______________


                     Transportation--1.0%

    22,700  (a)     AMR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        1,520,900

    59,017          Burlington Northern Santa Fe . . . . . . . . . . . . . . . . . . . . .                  1,822,150

    27,300          CSX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,071,525

     9,400          Delta Air Lines  . . . . . . . . . . . . . . . . . . . . . . . . . . .                    992,288

    18,396  (a)     FDX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          966,940

    41,100          Laidlaw  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    387,881

    47,300          Norfolk Southern . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,557,944

    41,875          Southwest Airlines . . . . . . . . . . . . . . . . . . . . . . . . . .                    887,227

    30,800          Union Pacific  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,466,850

    11,700  (a)     USAir Group  . . . . . . . . . . . . . . . . . . . . . . . . . .                          661,781

                                                                                                      _______________

                                                                                                           11,335,486

                                                                                                      _______________


                    Utilities--10.3%

    21,400  (a)     AES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            876,063

    34,200          ALLTEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,600,988

   225,300          AT&T . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,024,925

    71,600  (a)     Airtouch Communications  . . . . . . . . . . . . . . . . . . . .                        4,009,600

    17,100          Ameren . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    682,931

    23,800          American Electric Power  . . . . . . . . . . . . . . . . . . . . . . .                  1,164,713

   137,500          Ameritech  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  7,416,406

    18,500          Baltimore Gas & Electric . . . . . . . . . . . . . . . . . . . . . . .                    580,438

   193,772          Bell Atlantic  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 10,294,138

   122,700          BellSouth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9,792,994

    18,856          Carolina Power & Light . . . . . . . . . . . . . . . . . . . . . . . .                    865,019

    26,500          Central & Southwest  . . . . . . . . . . . . . . . . . . . . . . . . .                    737,031

DREYFUS BASIC S&P 500 STOCK INDEX FUND
--------------------------------------------------------------------------------
                          STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998



  Shares          COMMON STOCKS (continued)                                                                    Value
                                                                                                            ---------

                              Utilities (continued)

    19,800        CINergy  . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $           683,100

    29,200        Consolidated Edison  . . . . . . . . . . . . . . . . . . . . .                            1,463,650

    28,900        Corning  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,049,431

    24,500        Dominion Resources . . . . . . . . . . . . . . . . . . . . . .                            1,131,594

    18,100        DTE Energy . . . . . . . . . . . . . . . . . . . . . . . . . .                              771,513

    45,061        Duke Power . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,914,883

    44,600        Edison International . . . . . . . . . . . . . . . . . . . . .                            1,176,325

    30,800        Entergy  . . . . . . . . . . . . . . . . . . . . . . . . . . .                              885,500

    29,600        FirstEnergy  . . . . . . . . . . . . . . . . . . . . . . . . .                              888,000

    22,600        FPL Group  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,413,913

    21,400        Frontier . . . . . . . . . . . . . . . . . . . . . . . . . . .                              643,338

    16,000        GPU  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              690,000

   120,200        GTE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,054,238

    36,944        Houston Industries . . . . . . . . . . . . . . . . . . . . . .                            1,147,573

   221,468        MCI WorldCom . . . . . . . . . . . . . . . . . . . . . . . . .                           12,236,107

    35,600  (a)   NEXTEL Communications, Cl. A                                                                645,250

    23,400  (a)   Niagara Mohawk Power . . . . . . . . . . . . . . . . . . . . .                              342,225

    18,900        Northern States Power  . . . . . . . . . . . . . . . . . . . .                              510,300

    47,600        PG&E . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,448,825

    18,900        PP&L Resources . . . . . . . . . . . . . . . . . . . . . . . .                              512,663

    37,100        PacifiCorp . . . . . . . . . . . . . . . . . . . . . . . . . .                              707,219

    27,800        PECO Energy  . . . . . . . . . . . . . . . . . . . . . . . . .                            1,075,513

    28,900        Public Service Enterprise Group                                                           1,098,200

   243,902        SBC Communications . . . . . . . . . . . . . . . . . . . . . .                           11,295,711

    87,000        Southern . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,452,313

    53,600        Sprint . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            4,113,800

    34,820        Texas Utilities  . . . . . . . . . . . . . . . . . . . . . . .                            1,523,375

    27,100        UniCom . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,021,331


    62,554        U S West . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    3,589,036

                                                                                                      _______________

                                                                                                          116,530,172

                                                                                                      _______________

TOTAL COMMON STOCKS

  (cost $798,623,556)  . . . . . . . . . . . . . . . . . . . . . . . .                                 $1,103,866,622

                                                                                                      _______________


 Principal         SHORT-TERM

 Amount                INVESTMENTS--2.4%

 ___________

                    U.S. Treasury Bills--.3%

 $ 2,850,000(b)                 4.39%, 12/10/1998  . . . . . . . . . . . . . . . . . . . . . .      $      2,838,230




                    Repurchase Agreement--2.1%
   23,670,000               Goldman Sachs & Co.Tri-Party,
                            Repurchase Agreement, 5.38%
                            dated 10/30/1998,
                            due 11/2/1998 in the amount
                            of $23,680,612 (fully
                            collateralized by $23,079,000
                            U.S. Treasury Notes, 6.25%
                            8/31/2000, value
                            $24,143,868) . . . . . . . . . . . . . . . . . . . . . . . . . . .       $     23,670,000

                                                                                                      _______________

                        TOTAL SHORT-TERM
                          INVESTMENTS

                          (cost $24,143,868) . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     26,508,230

                                                                                                      _______________

TOTAL INVESTMENTS

  (cost $825,130,329). . . . . . . . . . . . . . . . . . . . . . . . . . . 99.8%                       $1,130,374,852

                                                                          _______                     _______________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . .2%  $                           2,771,700

                                                                          _______                     _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.0%                      $1,133,146,552

                                                                          _______                     _______________

NOTES TO STATEMENT OF INVESTMENTS:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Held by the custodian in a segregated account as collateral for open financial futures positions.


  STATEMENT OF FINANCIAL FUTURES                               OCTOBER 31, 1998

Financial Futures Purchased
---------------------

                                                                            Market Value                          Unrealized

                                                                               Covered                           Appreciation

                                                            Contracts       by Contracts        Expiration        at 10/31/98

                                                            ________         __________        ____________       ___________
Standard & Poor's 500. . . . . . . . . . . . . . . . . .       103           $28,458,900       December '98       $  864,125

                                                                                                                  __________

                                                                                                                  __________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                               Cost                  Value
                                                                                            ______________      _______________
ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . .      $   825,130,329      $1,130,374,852

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . .                                1,777,297

                                 Dividends and interest receivable . . . . . . . . . .                                1,090,152

                                 Receivable for futures variation margin--Note 1(d)  .                                  191,025

                                 Receivable for investment securities sold . . . . . .                                   61,985

                                 Receivable for shares of Capital Stock subscribed . .                                      893

                                                                                                                _______________

                                                                                                                  1,133,496,204

                                                                                                                _______________


LIABILITIES:                     Due to The Dreyfus Corporation  . . . . . . . . . . .                                  179,028

                                 Payable for investment securities purchased . . . . .                                   98,829

                                 Payable for shares of Capital Stock redeemed  . . . .                                   71,795

                                                                                                                _______________

                                                                                                                        349,652

                                                                                                                _______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $1,133,146,552

                                                                                                                _______________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . .                          $   820,557,444

                                 Accumulated undistributed investment income--net  . .                                3,826,896

                                 Accumulated net realized gain (loss) on investments .                                2,653,564

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $864,125 unrealized
                                   appreciation on financial futures)--Note 3  . . . .                              306,108,648

                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $1,133,146,552

                                                                                                                _______________


SHARES OUTSTANDING

(70 MILLION SHARES OF $.001 PAR VALUE CAPITAL STOCK AUTHORIZED). . . . . . . . . . . .                               48,544,975


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . .                                   $23.34

                                                                                                                         ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:             Cash dividends (net of $92,924 foreign taxes

                                    withheld at source)  . . . . . . . . . . . . .          $15,575,406

                                 Interest    . . . . . . . . . . . . . . . . . . .            1,906,719

                                                                                           ____________


                                    Total Income . . . . . . . . . . . . . . . . .                                $17,482,125


EXPENSES:                        Management fee--Note 2  . . . . . . . . . . . . .            2,119,347

                                 Loan commitment fees--Note 4  . . . . . . . . . .                4,802

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  2,124,149

                                                                                                                 ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 15,357,976

                                                                                                                 ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .        $     771,260

                                 Net realized gain (loss) on financial futures . .            2,580,650

                                                                                           ____________

                                    Net Realized Gain (Loss) . . . . . . . . . . .                                  3,351,910

                                 Net unrealized appreciation (depreciation) on

                                    investments (including $1,109,175 net unrealized

                                    appreciation on financial futures  . . . . . .                                 80,759,022

                                                                                                                 ____________



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 84,110,932

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $99,468,908

                                                                                                                 ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended   Year Ended

                                                                                           October 31, 1998   October 31, 1997

                                                                                            _______________    _______________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     15,357,976   $     10,711,536

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .          3,351,910         11,500,547

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         80,759,022        139,249,216

                                                                                          ________________    ________________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .         99,468,908        161,461,299

                                                                                          ________________    ________________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (14,638,843)        (9,360,467)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        (12,006,581)        (5,619,611)

                                                                                          ________________    ________________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (26,645,424)       (14,980,078)

                                                                                          ________________    ________________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        796,141,077        469,295,068

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         26,303,252         14,757,143

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (565,263,383)      (276,514,308)

                                                                                          ________________    ________________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .        257,180,946        207,537,903

                                                                                          ________________    ________________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .        330,004,430        354,019,124

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        803,142,122        449,122,998

                                                                                          ________________    ________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $1,133,146,552    $   803,142,122

                                                                                          ________________    ________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .   $     3,826,896   $       3,107,763

                                                                                          ________________    ________________

                                                                                               Shares              Shares

                                                                                          ________________    ________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,271,108         25,506,327

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .          1,249,129            861,946

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (28,686,916)       (14,850,933)

                                                                                          ________________    ________________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .          7,833,321         11,517,340

                                                                                          ________________    ________________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statement.


                                                                                     Year Ended October 31,
                                                                       ___________________________________________________

PER SHARE DATA:                                                     1998          1997         1996       1995(1)    1994(2,3)

                                                                    ______       ______      _______      _______    ________
   Net asset value, beginning of period  . . . . . . . . . .        $19.73       $15.38       $12.75       $10.42      $10.23

                                                                    ______       ______      _______      _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .31          .30          .29          .26         .21(4)

   Net realized and unrealized gain (loss) on investments  .          3.89         4.52         2.69         2.37         .14

                                                                    ______       ______      _______      _______     _______

   Total from Investment Operations  . . . . . . . . . . . .          4.20         4.82         2.98         2.63         .35

                                                                    ______       ______      _______      _______     _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.31)        (.28)        (.30)        (.26)       (.16)

   Dividends from net realized gain on investments . . . . .          (.28)        (.19)        (.05)        (.04)    (.00)(5)

                                                                    ______       ______      _______      _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.59)        (.47)        (.35)        (.30)       (.16)

                                                                    ______       ______      _______      _______     _______

   Net asset value, end of period  . . . . . . . . . . . . .        $23.34       $19.73       $15.38       $12.75      $10.42

                                                                    ______       ______      _______      _______     _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         21.68%       31.87%       23.78%       25.75%       3.50%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .20%         .20%         .20%         .37%        .40%(6)

   Ratio of net investment income to average
       net assets  . . . . . . . . . . . . . . . . . . . . .          1.45%        1.72%        2.16%        2.36%       2.38%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         16.76%        3.75%        4.75%        1.03%      13.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $1,133,147   $803,142     $449,123     $204,278    $123,994

--------------

(1) Effective September 15, 1995, the Fund's Investor and Class R designations were eliminated and the Fund became a single class Fund.

(2)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3) The Fund commenced operations on September 30, 1993. The Fund commenced selling Investor shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated Trust shares. Effective October 17, 1994, The
Fund's Trust shares were redesignated as Class R shares.

(4) Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $0.21.

(5) Amount represents less than $0.01.

(6) Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 0.45%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus BASIC S&P 500 Stock Index Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998, are set forth in the Statement of Financial Futures.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  On November 6, 1998, the Board of Directors declared dividends from net investment income in the amount of $.08 per share payable on November 9, 1998 to shareholders of record on November 9, 1998.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliates parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

  Prior to July 1, 1998, each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1998 amounted to $323,672,330 and $170,182,817, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $306,108,648, consisting of $329,571,451 gross unrealized appreciation and $23,462,803 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 5--CAPITAL SHARES REDEMPTION-IN-KIND:

  A significant shareholder requested a Redemption-in-kind and received a proportion in each of the securities held in the Fund at the date of the transaction.

DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statement and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998


DREYFUS BASIC S&P 500 STOCK INDEX FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.2350 per share as a long-term capital gain distribution of the $.3225 paid on December 23, 1997. The Fund also designates $.0079 per share as a long-term capital gain distribution of the $.1011 per share paid on May 6, 1998.

  The Fund also designates 88.78% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS    BASIC    S&   P    500

STOCK INDEX FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02904


Printed in U.S.A.                                             713AR9810

BASIC S&P 500

Stock Index Fund

Annual Report

October 31, 1998



DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Institutional Government Money Market Fund for the 12-month period ended October 31, 1998. During the period, your Fund produced a yield of 5.23%, and after taking into
account   the   effect   of   compounding,  the  effective  yield  was  5.36% .

THE ECONOMY

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board (the "Fed") earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3%) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

THE MARKET AND THE PORTFOLIO

During the reporting period, money market rates moved lower, particularly over the summer and early fall as economic turmoil overseas and volatile capital markets caused investors to seek a safer investment haven in short-term obligations.  The  decline  in  rates was hastened near the end of the reporting period when the Fed lowered the Fed Funds rate from 5.50% to 5.00% with two separate 25 basis-point reductions on September 29 and October 15. The Fed also lowered the discount rate to 4.75% from 5.00% on October 15. The second reduction in the Fed Funds rate came as a surprise to the market since the policy move did not coincide with the regularly scheduled meeting of the
F.O.M.C.  We  expect  additional  easing in monetary policy in the future if the
economy    shows    additional    signs    of    weakness.

  A key aspect of the Fund' s investment strategy is the management of its average maturity to seek to capitalize on changes in interest rates. This can help maintain a consistent and competitive stream of income. The Fund's average maturity was adjusted opportunistically within a target average maturity range of 30-60 days during the reporting period to adapt to shifts in the money market yield curve. We feel this target range is appropriate in an environment where further interest rate reductions are expected. The Fund's average maturity at the end of the reporting period was 37 days.

The Fund invests in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and repurchase agreements. At the end of the reporting period, the Fund held an allocation of approximately 90% U.S. Agency
securities    and    approximately    10%    in    repurchase    agreements.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,



               [Laurie Carroll signature]


               Laurie Carroll

               Portfolio Manager

November 16, 1998

New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                              Annualized

                                                                               Yield on

                                                                               Date of            Principal

U.S. Government Agencies--94.1%                                                Purchase             Amount             Value
____________________________________________________________________           ________          ____________     _____________

Federal Farm Credit Banks, Discount Notes
   11/2/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.40%            $30,000,000     $  29,995,500

   11/20/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.13              10,000,000         9,973,136

Federal Farm Credit Banks,  Notes

   1/4/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.32              10,000,000        10,000,000

   2/1/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.74               5,000,000         5,000,000

   5/3/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.54              10,000,000        10,000,000

Federal Home Loan Banks, Discount Notes

   11/2/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.40              50,000,000        49,992,500

   12/4/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.36              15,000,000        14,927,263

   12/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.06               5,000,000         4,959,028

Federal Home Loan Mortgage Corp., Discount Notes

   11/2/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.42              50,000,000        49,992,472

   11/4/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.48              10,000,000         9,995,483

   11/12/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.17              10,000,000         9,984,294

   12/9/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.47              10,000,000         9,943,211

   12/28/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.13              10,000,000         9,919,725

   2/16/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.75              10,000,000         9,860,900

Federal Home Loan Mortgage Corp., Floating Rate Notes

   2/5/99 (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25              24,750,000        24,722,009

Federal National Mortgage Association, Discount Notes

   1/8/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.09              10,000,000         9,905,178

   1/25/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.80              10,000,000         9,888,083

   3/5/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.48              15,000,000        14,726,683

Federal National Mortgage Association, Floating Rate Notes

   5/28/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.26              20,000,000        19,991,087

Tennessee Valley Authority, Discount Note

   12/17/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.75              10,000,000         9,939,690

                                                                                                                  _____________

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $323,716,242) . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       $323,716,242

                                                                                                                  _____________



Repurchase Agreements--10.1%

____________________________________________________________________

Goldman, Sachs & Co., Tri-Party Repurchase Agreement,

  dated 10/30/98, due 11/2/98 in the amount

  of $34,892,874 (fully collateralized by $29,529,000

  U.S. Treasury Bonds 6.50%, due 11/15/2026, value $35,575,119)

   (cost $34,877,237)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.38%             $34,877,237     $  34,877,237

                                                                                                                   _____________

TOTAL INVESTMENTS (cost $358,593,479). . . . . . . . . . . . . .       104.2%                                       $358,593,479

                                                                     _______                                       _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . .        (4.2%)                                     $ (14,605,367)

                                                                     _______                                       _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .       100.0%                                       $343,988,112

                                                                     _______                                       _____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Variable interest rate--subject to periodic change.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost              Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments
                                   (including Repurchase Agreements
                                   of $34,877,237)--Note 1(c)  . . . . . . . . . . . . . .       $358,593,479      $358,593,479

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              549,967

                                                                                                                 ______________

                                                                                                                    359,143,446

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               24,573

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               35,335

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               95,426

                                 Payable for investments securities purchased  . . . . . .                           15,000,000

                                                                                                                 ______________

                                                                                                                     15,155,334

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $343,988,112

                                                                                                                 ______________

                                                                                                                 ______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $344,070,535

                                 Accumulated net realized gain (loss) on investments . . .                              (82,423)

                                                                                                                 ______________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $343,988,112

                                                                                                                 ______________



SHARES OUTSTANDING

(2 BILLION SHARES OF $.001 PAR VALUE CAPITAL STOCK AUTHORIZED) . . . . . . . . . . . . . .                          344,070,535


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                         ______












                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONSYEAR  ENDED  OCTOBER  31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $12,185,329

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .       $      331,234

                                 Shareholder servicing costs--Note 2(b)  . . . . .              331,234

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                    662,468

                                                                                                                _____________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 11,522,861

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . .                                    (68,460)

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $11,454,401

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended         Year Ended

                                                                                       October 31, 1998    October 31, 1997
                                                                                       ________________    _________________

OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      11,522,861    $      13,082,534

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            (68,460)             (13,963)

                                                                                       ________________     ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         11,454,401           13,068,571

                                                                                       ________________     ________________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (11,522,861)         (13,082,534)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .             --                   (3,935)

                                                                                       ________________     ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (11,522,861)         (13,086,469)

                                                                                       ________________     ________________


CAPITAL STOCK TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .      2,124,520,629        1,950,330,327

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            618,577            1,858,350

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,972,935,967)      (2,055,751,566)

                                                                                       ________________     ________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .        152,203,239         (103,562,889)

                                                                                       ________________     ________________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .        152,134,779         (103,580,787)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        191,853,333          295,434,120

                                                                                       ________________     ________________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    343,988,112     $    191,853,333


                                                                                       ________________     ________________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)


                                                                                      Year Ended October 31,
                                                                      ______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995        1994(2)

                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00

                                                                   _______      _______      _______       _______      _______
   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .052         .052         .051          .056         .036

                                                                   _______      _______      _______       _______      _______
   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.052)       (.052)       (.051)        (.056)       (.036)

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00

                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          5.36%        5.28%        5.25%         5.71%        3.63%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .30%         .30%         .30%          .30%        .30%(

   Ratio of net investment income to average net assets  . .          5.22%        5.14%        5.14%         5.55%        3.60%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $343,988     $191,853     $295,434      $515,812     $470,007

---------

(1)Prior to October 31, 1995, shares of the Fund were designated Class I shares. Effective November 1, 1995, the Fund's Class I and Class II designations were eliminated and the Fund became a single class Fund.

(2)Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Institutional Government Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund has an unused capital loss carryover of approximately $82,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $14,000 of the carryover expires in fiscal 2005 and $68,000 expires in fiscal 2006.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates, to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, shareholder servicing fees and expenses, fees
and   expenses   of   non-interested  Directors  (including  counsel  fees)  and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund)
 . These fees and expenses were charged and allocated to each series based on net
assets.   Amounts   required   to  be  paid  by  the  Company  directly  to  the
non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  (B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1998, the Fund was charged $331,234 pursuant to the Plan.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the line of credit.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS INSTITUTIONAL GOVERNMENT

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             919AR9810

Institutional

Government

Money Market Fund

Annual Report

October 31, 1998

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Institutional Prime Money Market Fund for the 12-month period ended October 31, 1998. During the period, your Fund produced a yield of 5.34%, and after taking into account the
effect    of    compounding,    the    effective    yield    was    5.47%   .*

THE ECONOMY

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board (the "Fed") earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

THE MARKET AND THE PORTFOLIO

During the reporting period, money market rates moved lower, particularly over the summer and early fall as economic turmoil overseas and volatile capital markets caused investors to seek a safer investment haven in short-term obligations.  The  decline  in  rates was hastened near the end of the reporting period when the Fed lowered the Fed Funds rate from 5.50% to 5.00%, with two separate 25 basis-point reductions on September 29 and October 15. The Fed also lowered the discount rate to 4.75% from 5.00% on October 15. The second reduction in the Fed Funds rate came as a surprise to the market since the policy move did not coincide with the regularly scheduled meeting of the
F.O.M.C.  We  expect  additional  easing in monetary policy in the future if the
economy    shows    additional    signs    of    weakness.

  A key aspect of the Fund' s investment strategy is the management of its average maturity to seek to capitalize on changes in interest rates. This can help maintain a consistent and competitive stream of income. The Fund's average maturity was adjusted opportunistically within a target average maturity range of 30-60 days during the reporting period to adapt to shifts in the money market yield curve. We feel this target range is appropriate in an environment where further interest rate reductions are expected. The Fund's average maturity at the end of the reporting period was 49 days.

  The Fund invests in high-grade money market instruments such as commercial paper, floating rate notes and repurchase agreements. At the end of the reporting period, the Fund held allocations of 49% in commercial paper, 24% in floating rate agreements, 25% in repurchase agreements and 2% in certificates of deposit.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,


         [Laurie Carroll signature logo]


               Laurie Carroll

               Portfolio Manager

November 16, 1998

New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal
Negotiable Bank Certificates of Deposit--2.1%                                                       Amount           Value
-------------------------------------------------------
                                                                                                _____________     _____________
Deutsche Bank AG

 5.62%, 1/12/99
  (cost $9,999,053)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  10,000,000    $    9,999,053

                                                                                                                  _____________


Commercial Paper--48.9%
-------------------------------------------------------

Aetna Services Inc.

  5.37%, 11/3/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  10,000,000    $    9,997,028

Air Products & Chemicals Inc.

  5.34%, 3/26/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,581,917

BTR Dunlop Finance Inc.

  5.64%, 1/8/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,844,733

CSC Enterprises

  5.56%, 12/3/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,902,578

CSR Finance Ltd.

  5.60%, 11/13/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,972,300

Coca-Cola Enterprises Inc.

  5.68%, 1/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,770,417

Dupont (E.I.) De Nemours & Co.

  5.20%, 12/22/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,927,183

General Electric Capital Corp.

  5.15%, 12/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,916,581

Goldman Sachs Group L.P.

  5.61%, 11/25/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,945,100

May Department Stores Co.

  5.52%, 1/21/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,757,000

New York Life Capital Corp.

  5.58%, 12/8/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,915,979

Rio Tinto America Inc.

  5.64%, 11/9/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,600,000        17,578,528

Safeco Credit Co. Inc.

  5.29%, 12/11/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000         8,947,600

Siebe PLC

  5.21%, 2/12/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,853,511



DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal
Commercial Paper (continued)                                                                        Amount           Value
-------------------------------------------------------
                                                                                                _____________     _____________
Toyota Motor Credit Corp.

  5.16%-5.19%, 1/8/99-2/5/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  15,000,000     $  14,816,444

UBS Finance (DE) Inc.

  5.59%, 12/15/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,899,900

                                                                                                                  _____________

TOTAL COMMERCIAL PAPER

  (cost $234,626,799)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $234,626,799

                                                                                                                  _____________


Corporate Notes--24.0%
-------------------------------------------------------

Abbey National PLC

  5.34%, 7/15/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  15,000,000     $  14,993,394

Bank One Corp.

  5.55%, 10/1/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,997,302

Bear Stearns Companies Inc.

  5.63%, 8/24/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        15,000,000

Household Finance Corp.

  5.63%, 3/30/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        14,996,411

Key Bank N.A.

  5.37%, 1/29/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,996,659

National Rural Utilities Cooperative Finance Corp.

  5.61%, 9/21/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000        15,000,000

Paccar Financial Corp.

  5.16%, 3/26/99 (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000        19,994,519

                                                                                                                  _____________

TOTAL CORPORATE NOTES

  (cost $114,978,285)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $114,978,285

                                                                                                                  _____________


Repurchase Agreements--24.9%
-------------------------------------------------------

Barclays De Zoette Wedd, Tri-Party Repurchase Agreement,

 5.40% dated 10/30/98, due 11/2/98 in the

 amount of $40,018,000 (fully collateralized

 by $39,469,000 U.S.Treasury Notes 5.625% due 12/31/99

  value $40,800,135) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  40,000,000     $  40,000,000

Donaldson, Lufkin & Jenrette Securities Inc., Tri-Party Repurchase Agreement,

 5.42% dated 10/30/98, due 11/2/98 in the

 amount of $40,018,067 (fully collateralized

 by $30,430,000 U.S.Treasury Bonds 6.375%-7.625% due

  2/15/2025 to 8/15/2027 value $40,800,525)  . . . . . . . . . . . . . . . . . . . . . . .         40,000,000        40,000,000



DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal
Repurchase Agreements (continued)                                                                   Amount           Value
-------------------------------------------------------
                                                                                                _____________     _____________
Goldman, Sachs & Co., Tri-Party Repurchase Agreement,

 5.38% dated 10/30/98, due 11/2/98 in the

 amount of $39,678,538 (fully collateralized

 by $26,905,000 U.S.Treasury Bonds 9.125% due

  5/15/2018 value $40,454,563) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  39,660,757     $  39,660,757

                                                                                                                  _____________

TOTAL REPURCHASE AGREEMENTS

  (cost $119,660,757)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $119,660,757

                                                                                                                  _____________


TOTAL INVESTMENTS

  (cost $479,264,894)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       99.9%                         $479,264,894

                                                                                   _______                        _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . .         .1%                      $       601,117

                                                                                   _______                        _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%                         $479,866,011

                                                                                   _______                        _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Variable interest rate-subject to periodic change.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________

ASSETS:             Investments in securities--See Statement of Investments

                                   (including Repurchase Agreements
                                   of $119,660,757)--Note 1(c) . . . . . . . . . . . . . .       $479,264,894      $479,264,894

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            1,017,448

                                                                                                                  _____________

                                                                                                                    480,282,342

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               66,029

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               60,279

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               41,954

                                 Payable for shares of Common Stock redeemed . . . . . . .                              248,069

                                                                                                                  _____________

                                                                                                                        416,331

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $479,866,011

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $479,876,323

                                 Accumulated net realized gain (loss) on investments . . .                              (10,312)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $479,866,011

                                                                                                                  _____________


SHARES OUTSTANDING

(4 BILLION SHARES OF $.001 PAR VALUE CAPITAL STOCK AUTHORIZED) . . . . . . . . . . . . . .                          479,876,323

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                          _____

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                        $  33,776,133

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .    $       897,957

                                 Shareholder servicing costs--Note 2(b)  . . . . . . . . .            897,957

                                                                                                _____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            1,795,914

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           31,980,219

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . . .                                 (773)

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                        $  31,979,446

                                                                                                                  _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended        Year Ended
                                                                                          October 31, 1998   October 31, 1997
                                                                                         ________________     ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $    31,980,219      $    29,848,238

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .               (773)              (9,373)

                                                                                           ______________       ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . .         31,979,446           29,838,865

                                                                                           ______________       ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (31,980,219)         (29,848,238)

                                                                                           ______________       ______________

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,359,541,323        3,040,713,948

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,987,063           11,533,601

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (3,421,815,994)      (3,094,783,808)

                                                                                           ______________       ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . .        (53,287,608)         (42,536,259)

                                                                                           ______________       ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .        (53,288,381)         (42,545,632)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        533,154,392          575,700,024

                                                                                           ______________       ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  479,866,011       $  533,154,392

                                                                                           ______________       ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)


                                                                                     Year Ended October 31,

                                                                   ________________________________________________________

PER SHARE DATA:                                                      1998         1997         1996          1995        1994(2)
                                                                    ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .       $  1.00      $  1.00      $  1.00       $  1.00      $  1.00

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .053         .053         .052          .056         .035

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.053)       (.053)       (.052)        (.056)       (.035)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .       $  1.00      $  1.00      $  1.00       $  1.00      $  1.00

                                                                    ______       ______       ______        ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          5.47%        5.42%        5.33%         5.77%        3.67%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .30%         .30%         .30%          .30%         .29%

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.34%        5.27%        5.25%         5.61%        3.58%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $479,866     $533,154     $575,700      $773,602     $681,781
------------------------

(1)Prior to October 31, 1995, shares of the Fund were designated Class I shares. Effective November 1, 1995, the Fund's Class I and Class II designations were eliminated and the Fund became a single class Fund.

(2)Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Institutional Prime Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $10,313 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $167 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005 and $773 expires in fiscal 2006.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 --INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

   (B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1998, the Fund was charged $897,957 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the line of credit.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1998

                                   (reg.tm)

                                   (reg.tm)

DREYFUS INSTITUTIONAL PRIME

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             922AR9810

Institutional Prime

Money Market Fund

Annual Report

October 31, 1998

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Institutional U.S. Treasury Money Market Fund for the 12-month period ended October 31, 1998. During the period, your Fund produced a yield of 5.10%, and after taking into account the effect of compounding, the effective yield was 5.22%.*

The Economy

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board (the "Fed") earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3%) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

The Market and the Portfolio

During the reporting period, money market rates moved lower, particularly over the summer and early fall as economic turmoil overseas and volatile capital markets caused investors to seek a safer investment haven in short-term obligations.  The  decline  in  rates was hastened near the end of the reporting period when the Fed lowered the Fed Funds rate from 5.50% to 5.00% with two separate 25 basis-point reductions on September 29 and October 15. The Fed also lowered the discount rate to 4.75% from 5.00% on October 15. The second reduction in the Fed Funds rate came as a surprise to the market since the policy move did not coincide with the regularly scheduled meeting of the
F.O.M.C.  We  expect  additional  easing in monetary policy in the future if the
economy    shows    additional    signs    of    weakness.

  A key aspect of the Fund' s investment strategy is the management of its average maturity to seek to capitalize on changes in interest rates. This can help maintain a consistent and competitive stream of income. The Fund's average maturity was adjusted opportunistically within a target average maturity range of 30-60 days during the reporting period to adapt to shifts in the money market yield curve. We feel this target range is appropriate in an environment where further interest rate reductions are expected. The Fund's average maturity at the end of the reporting period was 46 days.

  The Fund invests in U. S. Treasury securities and repurchase agreements. At the end of the reporting period, the Fund held allocations of 58.2% in U.S. Treasury securities and 40.7% in repurchase agreements.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,



               [Laurie Carroll signature]


               Laurie Carroll

               Portfolio Manager

November 16, 1998

New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                              Annualized

                                                                              Yield on

                                                                               Date of             Principal

U.S. Treasury Notes--58.2%                                                    Purchase              Amount             Value
____________________________________________________________________          ________           ____________      _____________
   5.50%, 11/15/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.33%           $  25,000,000     $  25,000,203

   8.875%, 11/15/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.04               25,000,000        25,036,146

   5.125%, 11/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.34               25,000,000        24,996,123

   5.625%, 11/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.17               25,000,000        25,006,147

   5.125%, 12/31/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.09               25,000,000        24,992,298

   5.75%, 12/31/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.99               25,000,000        25,024,014

   6.375%, 1/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.34              100,000,000       100,377,995

   5.00%, 1/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.17               25,000,000        24,979,291

   5.875%, 1/31/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.04               25,000,000        25,042,839

   5.00%, 2/15/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.81               50,000,000        50,005,267

   5.50%, 2/28/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.20               10,000,000        10,040,483

   6.00%, 6/30/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.29               15,000,000        15,149,453

                                                                                                                  _____________

TOTAL U.S. TREASURY NOTES (cost $375,650,259). . . . . . . . . . . . . . . .                                       $375,650,259

                                                                                                                  _____________




Repurchase Agreements--40.7%

____________________________________________________________________

Barclays De Zoette Wedd Securities, Inc., Tri-Party Repurchase Agreement,

  dated 10/30/98, due 11/2/98 in the amount of $85,038,250

  (fully collateralized by $89,861,000 U. S. Treasury Bills

   due 9/16/99, value $86,700,049) . . . . . . . . . . . . . . . . . . . . .    5.40%           $  85,000,000     $  85,000,000

Donaldson, Lufkin & Jenrette Securities, Tri-Party Repurchase Agreement,

  dated 10/30/98, due 11/2/98 in the amount of $85,038,392

  (fully collateralized by $82,583,000 U. S. Treasury Notes,

  5.125% to 6.25%, due from 11/30/98 to 8/31/2002,  $1,282,000,

   U.S. Treasury Bonds, 8.75%, due 5/17/2017, value $86,700,182) . . . . . .    5.42               85,000,000        85,000,000

Goldman, Sachs & Co., Tri-Party Repurchase Agreement,

  dated 10/30/98, due 11/2/98 in the amount of $92,905,300

  (fully collateralized by $22,738,000 U.S. Treasury Notes,

  6.5% due 10/15/2006, and $71,735,000 U.S. Treasury Bills due

   10/14/99, value $94,721,889)  . . . . . . . . . . . . . . . . . . . . . .    5.38               92,863,666        92,863,666

                                                                                                                  _____________

TOTAL REPURCHASE AGREEMENTS (cost $262,863,666). . . . . . . . . . . . . . .                                       $262,863,666

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $638,513,925). . . . . . . . . . . . . .       98.9%                                       $638,513,925

                                                                     _______                                      _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . .        1.1%                                     $    6,783,573

                                                                     _______                                      _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%                                       $645,297,498

                                                                     _______                                      _____________










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments
                                   (including Repurchase Agreements
                                   of $262,863,666)--Note 1(c) . . . . . . . . . . . . . .       $638,513,925      $638,513,925

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            7,301,066

                                                                                                                 ______________

                                                                                                                    645,814,991

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               80,352

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              356,923

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               80,218

                                                                                                                 ______________

                                                                                                                        517,493

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $645,297,498

                                                                                                                 ______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $645,136,754

                                 Accumulated net realized gain (loss) on investments . . .                              160,744

                                                                                                                 ______________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $645,297,498

                                                                                                                 ______________


SHARES OUTSTANDING

(2 BILLION SHARES OF $.001 PAR VALUE CAPITAL STOCK AUTHORIZED) . . . . . . . . . . . . . .                          645,136,754


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $1.00

                                                                                                                        ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONSYEAR  ENDED  OCTOBER  31, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $36,879,410

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .         $  1,025,270

                                 Shareholder servicing costs--Note 2(b)  . . . . .            1,025,271

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  2,050,541

                                                                                                                _____________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 34,828,869

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . .                                    160,744

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $34,989,613

                                                                                                                _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                          Year Ended         Year Ended

                                                                                       October 31, 1998    October 31, 1997

                                                                                       ________________    _________________

OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      34,828,869    $      36,885,435

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            160,744               48,004

                                                                                       ________________     ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         34,989,613           36,933,439

                                                                                       ________________     ________________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (34,828,869)         (36,885,435)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .            (45,754)             ---

                                                                                       ________________  ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (34,874,623)         (36,885,435)

                                                                                       ________________     ________________


CAPITAL STOCK TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .      5,042,928,785        5,047,750,868

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,151,415              914,971

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (5,182,623,861)      (4,938,347,456)

                                                                                       ________________     ________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .      (131,543,661)          110,318,383

                                                                                       ________________     ________________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .      (131,428,671)          110,366,387


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        776,726,169          666,359,782

                                                                                       ________________     ________________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    645,297,498     $    776,726,169

                                                                                       ________________     ________________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)


                                                                                      Year Ended October 31,

                                                                       ______________________________________________________

PER SHARE DATA:                                                      1998         1997         1996         1995        1994(2)
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .051         .050         .051          .054         .035(3)

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.051)       (.050)       (.051)        (.054)       (.035)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00

                                                                    ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          5.22%        5.16%        5.17%         5.57%        3.55%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .30%         .30%         .30%          .30%         .30%(4)

   Ratio of net investment income to average net assets  . .          5.10%        5.04%        5.06%         5.44%        3.55%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $645,297     $776,726     $666,360      $767,948     $586,778

---------------

(1) Prior to October 31, 1995, shares of the Fund were designated Class I shares. Effective November 1, 1995, the Fund's Class I and Class II designations were eliminated and the Fund became a single class Fund.

(2)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3) Net investment income before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was $.0350 per share.

(4) Annualized expense ratio before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was .31%.




                       SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ) as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund)
 . These fees and expenses were charged and allocated to each series based on net
assets.   Amounts   required   to  be  paid  by  the  Company  directly  to  the
non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  (B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the "Plan), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1998, the Fund was charged $1,025,271 pursuant to the Plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the line of credit.


DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




New York, New York

December 15, 1998






                                   (reg.tm)

                                   (reg.tm)

DREYFUS INSTITUTIONAL U.S. TREASURY

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             930AR9810

Institutional

U.S. Treasury

Money Market Fund

Annual Report

October 31, 1998


DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:

  We are pleased to provide you with this report for the Dreyfus Premier Tax Managed Growth Fund for the period from November 4, 1997 (commencement of operations) through October 31, 1998. The Fund's performance during this period is shown in the following table:

                                                            Total Return*

                                                            ____________

      Class A Shares                                          18.26%**

      Class B Shares                                          17.36%**

      Class C Shares                                          17.36%**

      Class T Shares                                          17.97%**

      Standard & Poor's 500 Composite

        Stock Price Index (S&P 500)(+)                        22.01%
---------------

** Since Inception 11/4/97.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard & Poor's Stock Price Index was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was negative 11.84%.(+)(+)

PORTFOLIO FOCUS

  During the reporting period, the Fund underperformed the S&P 500. The primary reason for this was because we were underweight in the technology sector. In addition, during the fiscal year, we also experienced a period of global and economic uncertainty which caused many of the multinational companies to underperform. The high-quality pharmaceuticals represented in the health care sector had the most positive impact on the Fund's performance, led by shares of Pfizer, Merck, Johnson & Johnson, Abbott Laboratories and American Home Products. Consumer staples had the second most positive impact, due to good issue selection and emphasis, and was led by shares of Philip Morris Cos., Walgreen, Procter & Gamble, Coca-Cola and McDonald's. The consumer cyclicals and technology holdings also contributed to the Fund's performance with notable strength in shares of Ford Motor, Chrysler, Cisco Systems, Intel and Microsoft.

  At the close of the period, the Fund had 6.7% of its net assets in short-term Treasuries, and emphasized investments in the consumer staples, health care and financial sectors. We will continue to invest the short-term cash equivalent assets, as investment opportunities arise, in favorable market conditions.

               Sincerely,


               [Signature logo Fayez Sarofim]


               Fayez Sarofim

               Portfolio Manager

November 23, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(+)(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. All indices are unmanaged and include reinvested dividends.


DREYFUS PREMIER TAX MANAGED GROWTH FUND                      OCTOBER 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER TAX MANAGED GROWTH FUND CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS T
       SHARES AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                    Dollars

$12,201

Standard & Poor's 500 Composite Stock Price Index*

$11,636

Dreyfus Premier Tax Managed Growth Fund (Class C Shares)

$11,336

Dreyfus Premier Tax Managed Growth Fund (Class B Shares)

$11,265

Dreyfus Premier Tax Managed Growth Fund (Class T Shares)

$11,148

Dreyfus Premier Tax Managed Growth Fund (Class A Shares)

*Source: Lipper Analytical Services, Inc.

Actual Aggregate Total Returns
--------------------------------------------------------------------------------

                    Class A Shares                                                          Class B Shares

_______________________________________________________            ____________________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge    Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
From Inception (11/4/97)     18.26%            11.48%             From Inception (11/4/97)     17.36%           13.36%

                       Class C Shares                                                    Class T Shares

_______________________________________________________________   _____________________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent                                                   % Return

                            % Return        Deferred Sales                                                      Reflecting

                           Assuming No        Charge Upon                                 % Return Without    Maximim Initial

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98     Sales Charge    Sales Charge (4.5%)

_____________________    _______________   __________________     _____________________     ____________    __________________

From Inception (11/4/97)     17.36%            16.36%             From Inception (11/4/97)      17.97%           12.65%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class T shares of Dreyfus Premier Tax Managed Growth Fund on 11/4/97 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 10/31/97 is used as the beginning value on 11/4/97. All dividends and capital gain distributions are reinvested.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A and Class T shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTSOCTOBER   31,  1998

Common Stocks--93.7%                                                                                Shares           Value
-------------------------------------------------------

                                                                                                 ____________     _____________
      Aerospace & Electronics--.1%  Rockwell International . . . . . . . . . . . . . . . .              3,300     $     135,506

                                                                                                                  _____________


                Auto Related--3.6%  Chrysler . . . . . . . . . . . . . . . . . . . . . . .             35,000         1,684,375

                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .             55,000         2,983,750

                                                                                                                  _____________

                                                                                                                      4,668,125

                                                                                                                  _____________


                     Banking--5.9%  BankAmerica  . . . . . . . . . . . . . . . . . . . . .             33,948         1,949,888

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .             55,000         3,124,688

                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .             35,000         2,439,062

                                                                                                                  _____________

                                                                                                                      7,513,638

                                                                                                                  _____________


              Basic Materials--.7%  duPont (EI) de Nemours . . . . . . . . . . . . . . . .             15,000           862,500

                                                                                                                  _____________


               Capital Goods--6.0%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .             40,000         1,557,500

                                    Boeing . . . . . . . . . . . . . . . . . . . . . . . .             25,000           937,500

                                    Caterpillar  . . . . . . . . . . . . . . . . . . . . .             10,000           450,000

                                    Emerson Electric . . . . . . . . . . . . . . . . . . .             20,000         1,320,000

                                    General Electric . . . . . . . . . . . . . . . . . . .             40,000         3,500,000

                                                                                                                  _____________

                                                                                                                      7,765,000

                                                                                                                  _____________


              Communications--6.0%  Bell Atlantic  . . . . . . . . . . . . . . . . . . . .             35,000         1,859,375

                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .             30,000         2,394,375

                                    SBC Communications . . . . . . . . . . . . . . . . . .             75,000         3,473,438

                                                                                                                  _____________

                                                                                                                      7,727,188

                                                                                                                  _____________


                   Computers--6.5%  Cisco Systems  . . . . . . . . . . . . . . . . . . . .             35,000  (a)    2,205,000

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .             25,000  (a)      790,625

                                    Hewlett-Packard  . . . . . . . . . . . . . . . . . . .             30,000         1,805,625

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . . .             33,000  (a)    3,493,875

                                                                                                                  _____________

                                                                                                                      8,295,125

                                                                                                                  _____________


            Consumer Durables--.7%  General Motors . . . . . . . . . . . . . . . . . . . .             15,000           945,937

                                                                                                                  _____________


                 Electronics--3.5%  Intel  . . . . . . . . . . . . . . . . . . . . . . . .             50,000         4,459,375

                                                                                                                  _____________


                      Energy--7.8%  British Petroleum A.D.S. . . . . . . . . . . . . . . .             30,000         2,653,125

                                    Chevron  . . . . . . . . . . . . . . . . . . . . . . .             20,000         1,630,000

                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .             40,000         2,850,000

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .             30,000         2,270,625

                                    Royal Dutch Petroleum, A.D.R.  . . . . . . . . . . . .             12,000           591,000

                                                                                                                  _____________

                                                                                                                      9,994,750

                                                                                                                  _____________


               Finance-misc.--5.1%  Associates First Capital, Cl. A  . . . . . . . . . . .             25,083         1,768,352

                                    Federal National Mortgage Association  . . . . . . . .             50,000         3,540,625

                                    Merrill Lynch  . . . . . . . . . . . . . . . . . . . .             20,000         1,185,000

                                                                                                                  _____________

                                                                                                                      6,493,977

                                                                                                                  _____________

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------

                                                                                                 ____________     _____________

                Food & Drugs--1.9%  Walgreen . . . . . . . . . . . . . . . . . . . . . . .             50,000     $   2,434,375

                                                                                                                  _____________


   Food, Beverage & Tobacco--10.2%  Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .             90,000         6,086,250

                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .             50,000         1,687,500

                                    Philip Morris Cos. . . . . . . . . . . . . . . . . . .            105,000         5,368,125

                                                                                                                  _____________

                                                                                                                     13,141,875

                                                                                                                  _____________


                Health Care--18.2%  Abbott Laboratories  . . . . . . . . . . . . . . . . .             50,000         2,346,875

                                    American Home Products . . . . . . . . . . . . . . . .             65,000         3,168,750

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .             28,000         3,095,750

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .             40,000         3,260,000

                                    Merck  . . . . . . . . . . . . . . . . . . . . . . . .             30,000         4,057,500

                                    Pfizer . . . . . . . . . . . . . . . . . . . . . . . .             70,000         7,511,875

                                                                                                                  _____________

                                                                                                                     23,440,750

                                                                                                                  _____________


                   Insurance--7.0%  Citigroup  . . . . . . . . . . . . . . . . . . . . . .             75,000         3,529,688

                                    General Re . . . . . . . . . . . . . . . . . . . . . .             15,000         3,295,312

                                    Marsh & McLennan . . . . . . . . . . . . . . . . . . .             40,000         2,220,000

                                                                                                                  _____________

                                                                                                                      9,045,000

                                                                                                                  _____________


         Media/Entertainment--1.2%  McDonald's . . . . . . . . . . . . . . . . . . . . . .             15,000         1,003,125

                                    Tricon Global Restaurants  . . . . . . . . . . . . . .             12,500           543,750

                                                                                                                  _____________

                                                                                                                      1,546,875

                                                                                                                  _____________


               Personal Care--6.4%  Colgate-Palmolive  . . . . . . . . . . . . . . . . . .             20,000         1,767,500

                                    Gillette . . . . . . . . . . . . . . . . . . . . . . .             65,000         2,920,938

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .             40,000         3,555,000

                                                                                                                  _____________

                                                                                                                      8,243,438

                                                                                                                  _____________


                   Publishing--.8%  McGraw-Hill Cos. . . . . . . . . . . . . . . . . . . .             12,000         1,079,250

                                                                                                                  _____________


             Textiles-Apparel--.6%  Polo Ralph Lauren, Cl. A . . . . . . . . . . . . . . .             35,000           728,437

                                                                                                                  _____________


              Transportation--1.5%  Norfolk Southern . . . . . . . . . . . . . . . . . . .             60,000         1,976,250

                                                                                                                  _____________


                      TOTAL COMMON STOCKS

                                        (cost $113,238,945)  . . . . . . . . . . . . . . .                         $120,497,371

                                                                                                                  =============



                                                                                                   Principal

Short-Term Investments--6.7%                                                                        Amount
-------------------------------------------------------
                                                                                                 ____________

              U.S. Treasury Bills:  4.94%, 11/5/98 . . . . . . . . . . . . . . . . . . . .      $     860,000     $     859,690

                                    4.90%, 11/12/98  . . . . . . . . . . . . . . . . . . .          1,678,000         1,676,221

                                    4.91%, 11/19/98  . . . . . . . . . . . . . . . . . . .            257,000           256,561

                                    4.85%, 11/27/98  . . . . . . . . . . . . . . . . . . .            910,000           907,834

                                    4.49%, 12/17/98  . . . . . . . . . . . . . . . . . . .            297,000           295,548

                                    4.25%, 12/24/98  . . . . . . . . . . . . . . . . . . .            932,000           926,473

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

                                                                                                   Principal

Short-Term Investments (continued)                                                                  Amount            Value
-------------------------------------------------------
                                                                                                 ____________     _____________

   U.S. Treasury Bills (continued)  4.20%, 12/31/98  . . . . . . . . . . . . . . . . . . .      $     516,000     $     512,533

                                    3.76%, 1/14/99 . . . . . . . . . . . . . . . . . . . .          2,176,000         2,157,591

                                    3.84%, 1/21/99 . . . . . . . . . . . . . . . . . . . .            333,000           329,647

                                    4.11%, 1/28/99 . . . . . . . . . . . . . . . . . . . .            633,000           626,543

                                                                                                                  _____________


                      TOTAL SHORT-TERM INVESTMENTS

                                        (cost $8,547,996)  . . . . . . . . . . . . . . . .                        $   8,548,641

                                                                                                                  =============



TOTAL INVESTMENTS (cost  $121,786,941) . . . . . . . . . . . . . . . . . . . . . . . . . .             100.4%     $ 129,046,012

                                                                                                      =======     =============


LIABILITIES, LESS CASH AND RECEIVABLES   . . . . . . . . . . . . . . . . . . . . . . . . .               (.4%)    $    (525,452)

                                                                                                      =======     =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%     $ 128,520,560

                                                                                                      =======     =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost             Value

                                                                                               ______________    ______________
ASSETS:                          Investments in securities--See Statement of Investments . .     $121,786,941      $129,046,012

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              381,995

                                 Receivable for shares of Capital Stock subscribed . . . .                              876,443

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              195,289

                                                                                                                 ______________

                                                                                                                    130,499,739

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              113,139

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               78,477

                                 Payable for investment securities purchased . . . . . . .                            1,699,394

                                 Payable for shares of Capital Stock redeemed  . . . . . .                               88,139

                                 Loan commitment fees payable  . . . . . . . . . . . . . .                                   30

                                                                                                                 ______________

                                                                                                                      1,979,179

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $128,520,560

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $121,261,489

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            7,259,071

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $128,520,560

                                                                                                                  =============

                           NET ASSET VALUE PER SHARE
                              --------------------

                                                              Class A           Class B            Class C           Class T

                                                           _____________    ______________      _____________     _____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .       $30,428,154       $72,346,716        $21,244,415      $  4,501,275

Shares Outstanding . . . . . . . . . . . . . . . . . .         2,059,946         4,930,999          1,448,666           305,364

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $14.77            $14.67             $14.66            $14.74

                                                                 =======           =======            =======           =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $8,302 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .           $1,069,707

                                 Interest  . . . . . . . . . . . . . . . . . . . .              195,932

                                                                                           ____________

                                    Total Income . . . . . . . . . . . . . . . . .                                  $1,265,639

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .              753,307

                                 Distribution and service fees--Note 2(b)  . . . .              542,406

                                 Interest expense--Note 4  . . . . . . . . . . . .                3,135

                                 Loan commitment fees--Note 4  . . . . . . . . . .                  189

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                   1,299,037

                                                                                                                   ___________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     (33,398)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .       $        3,024

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .            7,259,071

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                   7,262,095

                                                                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                  $7,228,697

                                                                                                                   ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

OPERATIONS:
   Investment (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       (33,398)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,024

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . . . . . . . .        7,259,071

                                                                                                                  _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . .        7,228,697

                                                                                                                  _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (7,111)

       Class T shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (767)

                                                                                                                  _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (7,878)

                                                                                                                  _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34,492,581

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       73,204,923

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22,099,641

       Class T shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,773,293

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               84

       Class T shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               22

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (6,539,758)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,239,951)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1,717,671)

       Class T shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (773,423)

                                                                                                                  _____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . . . . . . . . .      121,299,741

                                                                                                                  _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      128,520,560

NET ASSETS:

       Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --

                                                                                                                  _____________

       End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $128,520,560

                                                                                                                  =============





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

CAPITAL SHARE TRANSACTIONS:
   Class A
   _______
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,507,883

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (447,944)

                                                                                                                     __________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,059,946

                                                                                                                     ==========


   Class B
   _______
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,230,565

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (299,566)

                                                                                                                     __________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,930,999

                                                                                                                     ==========

   Class C
   _______
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,569,748

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (121,082)

                                                                                                                     __________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,448,666

                                                                                                                     ==========

   Class T

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        358,322

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (52,960)

                                                                                                                     __________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        305,364

                                                                                                                     ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from November 4, 1997 (commencement of operations) to October 31, 1998. This information has been derived from the Fund's financial statements.


                                                                               Class A      Class B      Class C      Class T
PER SHARE DATA:                                                                Shares       Shares       Shares       Shares

                                                                              _______      _______       _______      _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $12.50       $12.50        $12.50       $12.50

                                                                              _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . .       .05          (.02)        (.02)          .03

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      2.23          2.19         2.18          2.22

                                                                              _______       _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      2.28          2.17         2.16          2.25

                                                                              _______       _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .       (.01)          --           --          (.01)

                                                                              _______       _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $14.77        $14.67       $14.66        $14.74

                                                                              =======       =======      =======      =======


TOTAL INVESTMENT RETURN(1,2) . . . . . . . . . . . . . . . . . . . . . . .      18.26%       17.36%       17.36%        17.97%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(2)  . . . . . . . . . . . . . .       1.34%        2.09%        2.09%         1.59%

   Ratio of net investment income (loss) to average net assets(2)  . . . .        .52%        (.27%)       (.26%)         .25%

   Portfolio Turnover Rate(2)  . . . . . . . . . . . . . . . . . . . . . .        .05%         .05%         .05%          .05%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .    $30,428      $72,347      $21,244        $4,501
------------------------

(1)  Exclusive of sales load.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Tax Managed Growth Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Company is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge and a distribution and service fee. Class T shares are sold with a front-end sales charge and bear a distribution and service fee. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  As of October 31, 1998, the Fund reclassified certain components of net assets. The reclassification resulted in a net increase to accumulated net investment income (loss) of $41,276, a decrease in accumulated net realized gain
(loss) on investments of $3,024 and a decrease in paid-in capital of $38,252. Net assets were not affected by these reclassifications.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds Trust, Inc. The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly to the non-interested Directors.

  Prior to July 1, 1998, each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the Fund's average daily net assets, payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $21,766 during the period ended October 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of
 . 75% , .75% and .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1998, Class A, Class B, Class C and Class T shares were charged $41,727, $284,416, $78,165 and $8,619, respectively, pursuant to the Plan. During the period ended October 31, 1998, Class B, Class C and Class T shares were charged $94,805, $26,055 and $8,619, respectively, pursuant to the service plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $113,272,896 and $33,157, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments was $7,259,071, consisting of $10,444,087 gross unrealized appreciation and $3,185,016 gross unrealized depreciation.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $53,400 with a related weighted average annualized interest rate of 5.79%.

DREYFUS PREMIER TAX MANAGED GROWTH FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 4, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations, changes in its net assets, and its financial highlights for the period from November 4, 1997 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998



DREYFUS PREMIER TAX MANAGED

GROWTH FUND

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

Houston, TX 77010

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             149AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                  TAX MANAGED

                                  GROWTH FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                  [logo] (reg.tm)



DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus U.S. Treasury Reserves for the 12-month period ended October 31, 1998, as shown in the following table

                                                                     ANNUALIZED YIELD   EFFECTIVE YIELD*
                                                                      ______________    ____________
        Investor Shares  . . . . . . . . . . . . . . . . . . .              4.84%          4.95%

        Class R Shares . . . . . . . . . . . . . . . . . . . .              5.04%          5.15%

THE ECONOMY

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

MARKET ENVIRONMENT/PORTFOLIO FOCUS

During the reporting period, money market rates moved lower, particularly over the summer and early fall as economic turmoil and volatile capital markets overseas caused investors to seek a safer investment haven in short-term obligations. For the past year, repurchase agreements (repos) , fully collateralized by U.S. Treasury obligations, maintained a significant yield advantage over Treasury Bills. Accordingly, investment in these higher yielding repos was a preferable strategy compared to the direct ownership of Treasury obligations, and a growing percentage of the Fund's assets were so invested. This strategy enhanced the income stream of the Fund. The remaining assets were invested in Treasury Bills and Notes, purchased opportunistically when their
yields    seemed    particularly    attractive.

  A key aspect of our investment strategy is the management of the Fund's average maturity in order to seek to capitalize on changes in interest rates and, accordingly, maintain a consistent and competitive stream of income. The Fund' s average maturity was adjusted opportunistically during the reporting period to adapt to shifts in the U.S. Treasury yield curve. At the beginning of the year, the Fund dramatically increased its average maturity from the 25-day range to approximately 50 days because of the reduced likelihood of any additional tightening in monetary policy by the Fed because of the Asian economic crisis. This proved to be a correct decision because the crisis expanded into Russia and South America, international markets became extremely volatile, and short-term rates fell. The overall decline in interest rates was hastened by the two separate easings in the Fed Funds rate near the end of the reporting period. On October 31, 1998, the Fund's average maturity was 53 days.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,



               [David Hertan signature]


               David Hertan

               Portfolio Manager

November 16, 1998

New    York,    N.Y.

*Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                Annualized

                                                                                 Yield on

                                                                                 Date of         Principal

U.S. Treasury Bills--36.0%                                                       Purchase         Amount             Value
____________________________________________________________________             ________      _____________     _____________
   11/5/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.55%            $  65,000,000     $  64,974,361

   1/21/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.36             200,000,000       198,057,126
                                                                                                                  _____________

TOTAL U.S. TREASURY BILLS

   (cost $263,031,487) . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       $263,031,487
                                                                                                                  _____________




U.S. Treasury Notes--18.6%
____________________________________________________________________

   5.50%, 11/15/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.35%           $  15,000,000     $  14,999,622

   5.125%, 11/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.54              10,000,000         9,995,941

   5.625%, 11/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.61              10,000,000         9,999,143

   5.50%, 2/28/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25              15,000,000        15,002,090

   5.875%, 2/28/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.36              25,000,000        25,027,354

   6.50%, 4/30/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.53              10,000,000        10,042,573

   6.25%, 5/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.46              30,000,000        30,111,213

   6.00%, 8/15/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.33              20,000,000        20,075,959
                                                                                                                  _____________

TOTAL U.S. TREASURY NOTES

   (cost $135,253,895) . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       $135,253,895
                                                                                                                  _____________


Repurchase Agreements--45.1%

____________________________________________________________________

Dean Witter Reynolds Inc.

  Dated 10/30/98, due 11/2/98 in the amount

  of $170,077,350 (fully collateralized by

  $140,673,000 U.S. Treasury Bonds

  5.625% to 12.375%, due from 10/31/99 to

   5/15/2021, value $172,282,250)  . . . . . . . . . . . . . . . . . . . . .    5.46%            $170,000,000      $170,000,000


First National Bank of Boston

  Dated 10/30/98, due 11/2/98 in the amount of

  $158,983,510 (fully collateralized by

  $104,865,000 U.S. Treasury Bonds

  10.625% to 12%, due from 5/15/2005 to

   8/15/2005, value $161,429,466)  . . . . . . . . . . . . . . . . . . . . .     5.40             158,912,000       158,912,000
                                                                                                                  _____________

TOTAL REPURCHASE AGREEMENTS

   (cost $328,912,000) . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       $328,912,000
                                                                                                                  _____________



TOTAL INVESTMENTS (cost $727,197,382). . . . . . . . . . . . . .       99.7%                                       $727,197,382
                                                                     _______                                      _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . .         .3%                                     $    2,478,027
                                                                     _______                                      _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%                                       $729,675,409
                                                                     _______                                      _____________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments
                                   (including Repurchase Agreements
                                   of $328,912,000--Note 1(c)  . . . . . . . . . . . . . .       $727,197,382      $727,197,382

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              391,757

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,393,538
                                                                                                                 ______________

                                                                                                                    729,982,677
                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              307,199

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                   69
                                                                                                                 ______________

                                                                                                                        307,268
                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $729,675,409
                                                                                                                 ______________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $729,714,296

                                 Accumulated net realized gain (loss) on investments . . .                             (38,887)
                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $729,675,409
                                                                                                                 ______________



                           NET ASSET VALUE PER SHARE
                              --------------------

                                                                                              Investor Shares   Class R Shares

                                                                                              _______________    ______________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $115,622,407      $614,053,002

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        115,631,174       614,082,551

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1.00             $1.00
                                                                                                       ______            ______









                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONSYEAR  ENDED  OCTOBER  31, 1998
INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $38,763,515

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .         $  3,499,709

                                 Distribution fees (Investor Shares)--Note 2(b)  .              293,493

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  3,793,202

                                                                                                                _____________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 34,970,313

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . .                                   (38,887)

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $34,931,426

                                                                                                                _____________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Year Ended          Year Ended

                                                                                       October 31, 1998    October 31, 1997
                                                                                       ________________    _________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      34,970,313    $      25,549,554

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            (38,887)              23,365

                                                                                       ________________     ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         34,931,426           25,572,919
                                                                                       ________________     ________________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (7,119,905)          (1,814,464)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (27,850,408)         (23,735,090)

   Net realized gain on investments:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (4,910)             --

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (18,455)             --
                                                                                       ________________     ________________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (34,993,678)         (25,549,554)


CAPITAL STOCK TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        771,417,738          475,560,884

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,786,812,396        1,621,140,656

   Dividends reinvested:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,712,741            1,416,396

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,906,286           21,156,189

   Cost of shares redeemed:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (771,398,333)        (385,904,562)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,719,791,151)      (1,584,443,908)
                                                                                       ________________     ________________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .         94,659,677          148,925,655
                                                                                       ________________     ________________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .         94,597,425          148,949,020


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        635,077,984          486,128,964
                                                                                       ________________     ________________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    729,675,409     $    635,077,984
                                                                                       ________________     ________________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Investor Shares
                                                                      ______________________________________________________

                                                                                     Year Ended October 31,
                                                                      ______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995      1994(1)(2)
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00
                                                                   _______      _______      _______       _______      _______


   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .048         .048         .046          .049         .020
                                                                   _______      _______      _______       _______      _______
   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.048)       (.048)       (.046)        (.049)       (.020)
                                                                   _______      _______      _______       _______      _______


   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          4.95%        4.89%        4.74%         5.02%        1.96%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .70%         .70%         .70%          .70%         .70%(4)

   Ratio of net investment income to average net assets  . .          4.85%        4.81%        4.64%         4.92%        3.42%(4)

   Net Assets, end of period (000's Omitted) . . . . . . . .      $115,622     $112,900      $21,826       $21,386       $1,324

---------------

(1) The Fund commenced selling Investor shares on April 18, 1994.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3) Not annualized.

(4) Annualized.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class R Shares
                                                                      ______________________________________________________

                                                                                     Year Ended October 31,
                                                                      ______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995      1994(1)(2)
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00
                                                                   _______      _______      _______       _______      _______
   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .050         .050         .048          .051         .033(3)
                                                                   _______      _______      _______       _______      _______


   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.050)       (.050)       (.048)        (.051)       (.033)
                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00         $1.00        $1.00
                                                                   _______      _______      _______       _______      _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          5.16%        5.10%        4.94%         5.23%        3.37%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .50%         .50%         .50%          .50%         .50%(4)

   Ratio of net investment income to average net assets  . .          5.03%        4.98%        4.79%         5.14%        3.62%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $614,053     $522,178     $464,303      $399,873     $228,797

---------------

(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(2) The Fund commenced selling Investor shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.

(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0323.

(4) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.59%.











                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus U.S. Treasury Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $39,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31 1998. If not applied, the carryover expires in fiscal 2006.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees
and   expenses   of   non-interested  Directors  (including  counsel  fees)  and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

  Prior to July 1, 1998, each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses was also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act relating to its Investor shares, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1998, Investor shares were charged $293,493 pursuant to the Plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the line of credit.


DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998



DREYFUS U.S. TREASURY RESERVES
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 27.92% of the ordinary income dividends paid during its fiscal year ended October 31, 1998 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                                   [dreyfus "d" logo reg.tm]
                                   [dreyfus logo reg.tm]

DREYFUS U.S. TREASURY RESERVES

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         326/726AR9810

U.S. Treasury

Reserves

Annual Report

October 31, 1998



DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Premier Small Cap Value Fund. Your Fund, which began operations April 1, 1998, completed its first fiscal reporting period on October 31, 1998. The intervening seven months were a difficult period for the equities market in general, and for small cap stocks in particular.

The Fund's portfolio outperformed its benchmark, the Russell 2000 Value Index, for the fiscal period. The Russell 2000 Value Index, however, underperformed the general market as represented by the Standard & Poor's 500 Composite Stock Price Index.

  During the seven-month period, your Fund had total returns for its various classes of shares, as shown below:

                                                                          TOTAL RETURN*                INCEPTION DATE***

                                                                          ___________                  _______________
        Class A Shares . . . . . . . . . . . . . . . . . . . .             -16.40%                      April 1, 1998

        Class B Shares . . . . . . . . . . . . . . . . . . . .             -16.72%                      April 1, 1998

        Class C Shares . . . . . . . . . . . . . . . . . . . .             -16.72%                      April 1, 1998

        Class R Shares . . . . . . . . . . . . . . . . . . . .             -16.24%                      April 1, 1998

        Russell 2000 Value Index** . . . . . . . . . . . . . .             -18.49%

        Standard & Poor's 500 Composite

          Stock Price Index*** . . . . . . . . . . . . . . . .                .62%

Economic Review

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

Market Overview

  The 12 months ended October 31, 1998, encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to decline in the spring and were joined by large-cap indices by midsummer. A sharp decline through August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the S& P 500 was 22.01%. Returns of mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, particularly in sectors sensitive to Asian developments such as oil, basic materials and exports.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-cap stocks. For example, financial stocks fell sharply following the Russian default and global margin call concerns.

  The one-year period ended October 31, 1998, was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the
Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46%, while the
small-cap    Russell    2000    Index    return    was    -11.84%   .(+)

Portfolio Focus

  As you know, the Fund seeks total investment returns that outperform the Russell 2000 Value Index. To pursue its investment objective, the Fund invests primarily in common stocks of small-capitalization companies, while maintaining investment characteristics and a risk profile that, in the aggregate, are similar to those of the Russell 2000 Value Index.

  Not only were small-cap stocks particularly weak during the reporting period, but value stocks also lagged the broad market indices. Even so, a number of stocks in the portfolio materially added to performance since April 1998. These included Citrix Systems, Lone Star Industries and Marquette Medical Systems.
These   three   largest   contributors  to  performance  span  the  technology,
construction and healthcare industries. Citrix Systems is a software company providing products for computer networking. Lone Star Industries is a cement company that is benefiting from a relatively strong domestic economy and virtually no exposure to the weak international economy. Marquette Medical performed well as a result of its announced acquisition by GE Medical.

  On the other side of the coin, performance was weakened by Capstead Mortgage, which reacted negatively to the decline in interest rates and their impact on the company's mortgage servicing portfolio, and by Genesco, a shoe retailer that was hurt by price competition and relatively weak same-store sales.

  Thank you for being a shareholder in this Dreyfus-managed Fund.

                Sincerely,


                [signature logo William P. Rydell]


                William P. Rydell

                Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Value Index is an unmanaged index comprised of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.

DREYFUS PREMIER SMALL CAP VALUE FUND                         OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER SMALL CAP
                          VALUE FUND CLASS A SHARES,

 CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES AND THE RUSSELL 2000 VALUE
                                     INDEX

                                    Dollars

$8,376

Dreyfus Premier Small Cap Value Fund (Class R Shares)

$8,245

Dreyfus Premier Small Cap Value Fund (Class C Shares)

$8,151

Russell 2000 Value Index*

$7,995

Dreyfus Premier Small Cap Value Fund (Class B Shares)

$7,881

Dreyfus Premier Small Cap Value Fund (Class A Shares)

*Source: Lipper Analytical Services, Inc.

Actual Aggregate Total Returns
--------------------------------------------------------------------------------

           Class A Shares                          Class B Shares

_______________________________________________________  _______________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________

From Inception (4/1/98)     (16.40)%          (21.19)%            From Inception (4/1/98)     (16.72)%          (20.05)%

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption         Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

From Inception (4/1/98)     (16.72)%          (17.55)%            From Inception (4/1/98)   (16.24)%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Small Cap Value Fund on 4/1/98 (Inception Date) to a $10,000 investment made in the Russell 2000 Value Index on that date. All dividends and capital gain distributions are reinvested.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with less than average growth orientation. Companies within the Russell 2000 Value Index generally have low price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 2000 Value Index does not take into account charges fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights   section   of   the   Prospectus  and  elsewhere  in  this  report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTSOCTOBER   31,  1998

Common Stocks--86.8%                                                                                Shares             Value
-------------------------------------------------------
                                                                                                 ____________       ____________
                    Banking--12.1%  BancorpSouth . . . . . . . . . . . . . . . . . . . . .              1,500     $      29,812

                                    Banknorth Group  . . . . . . . . . . . . . . . . . . .                500            15,937

                                    CVB Financial  . . . . . . . . . . . . . . . . . . . .              1,400            32,200

                                    Chittenden . . . . . . . . . . . . . . . . . . . . . .                500            14,937

                                    City National  . . . . . . . . . . . . . . . . . . . .                600            20,512

                                    Commercial Federal . . . . . . . . . . . . . . . . . .              2,200            49,912

                                    Corus Bankshares . . . . . . . . . . . . . . . . . . .                300            11,648

                                    Cullen/Frost Bankers . . . . . . . . . . . . . . . . .              1,200            63,900

                                    Dain Rauscher  . . . . . . . . . . . . . . . . . . . .                200             6,800

                                    Downey Financial . . . . . . . . . . . . . . . . . . .              1,200            28,125

                                    Eaton Vance  . . . . . . . . . . . . . . . . . . . . .              1,600            35,800

                                    First Citizen BancShares . . . . . . . . . . . . . . .                100             8,925

                                    Harbor Florida Bancshares  . . . . . . . . . . . . . .                900             9,844

                                    MAF Bancorp  . . . . . . . . . . . . . . . . . . . . .                750            18,375

                                    North Fork Bancorp . . . . . . . . . . . . . . . . . .              1,400            27,825

                                    Peoples Heritage Financial Group . . . . . . . . . . .              2,700            48,600

                                    Queens County Bancorp  . . . . . . . . . . . . . . . .                600            17,887

                                    Resource Bancshares Mortgage Group . . . . . . . . . .              3,000            44,250

                                    St. Paul Bancorp . . . . . . . . . . . . . . . . . . .              1,800            37,013

                                    Washington Federal . . . . . . . . . . . . . . . . . .                800            21,350

                                    Westamerica Bancorp  . . . . . . . . . . . . . . . . .              1,300            43,225

                                                                                                                    ___________

                                                                                                                        586,877

                                                                                                                    ___________



            Basic Industries--7.2%  Ball . . . . . . . . . . . . . . . . . . . . . . . . .                800            33,750

                                    Buckeye Technologies . . . . . . . . . . . . . . . . .              1,200  (a)       24,000

                                    GenCorp  . . . . . . . . . . . . . . . . . . . . . . .              1,900            42,037

                                    Lennar . . . . . . . . . . . . . . . . . . . . . . . .                400             8,100

                                    Lone Star Industries . . . . . . . . . . . . . . . . .              1,100            77,481

                                    Millennium Chemicals . . . . . . . . . . . . . . . . .                500            12,188

                                    Mississippi Chemical . . . . . . . . . . . . . . . . .              1,200            17,325

                                    Potash Corp. of Saskatchewan . . . . . . . . . . . . .                200            13,875

                                    Rock-Tenn, Cl. A . . . . . . . . . . . . . . . . . . .              1,200            13,200

                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .              1,400            76,212

                                    Terra Industries . . . . . . . . . . . . . . . . . . .              4,100            30,750

                                                                                                                    ___________

                                                                                                                        348,918

                                                                                                                    ___________



           Capital Spending--11.3%  Anixter International  . . . . . . . . . . . . . . . .              1,000  (a)       15,438

                                    Applied Micro Circuits . . . . . . . . . . . . . . . .                700  (a)       16,800

                                    CHS Electronics  . . . . . . . . . . . . . . . . . . .              2,100  (a)       20,475

                                    CTS  . . . . . . . . . . . . . . . . . . . . . . . . .                800            23,700

                                    California Water Service Group . . . . . . . . . . . .              2,400            63,300

                                    Catalina Marketing . . . . . . . . . . . . . . . . . .                300  (a)       14,306

                                    Chemed . . . . . . . . . . . . . . . . . . . . . . . .                400            12,650

                                    Citrix Systems . . . . . . . . . . . . . . . . . . . .                800  (a)       56,700

                                    Cohu . . . . . . . . . . . . . . . . . . . . . . . . .                600            10,312

                                    Cordant Technologies . . . . . . . . . . . . . . . . .                300            12,206

                                    Cummins Engine . . . . . . . . . . . . . . . . . . . .                300            10,238

                                    Gallagher (Arthur J.) & Co . . . . . . . . . . . . . .                300            12,713

                                    Graco  . . . . . . . . . . . . . . . . . . . . . . . .                500            13,187

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------
                                                                                                 ____________       ____________

      Capital Spending (continued)  Ingram Micro, Cl. A  . . . . . . . . . . . . . . . . .                300  (a)   $   13,650

                                    Innovex  . . . . . . . . . . . . . . . . . . . . . . .                500             7,000

                                    Kaydon . . . . . . . . . . . . . . . . . . . . . . . .                600            21,075

                                    Kimball International, Cl. B . . . . . . . . . . . . .                800            14,825

                                    Lincoln Electric, Cl. A  . . . . . . . . . . . . . . .              2,700            59,231

                                    Marshall Industries  . . . . . . . . . . . . . . . . .                700  (a)       20,125

                                    NeoMagic . . . . . . . . . . . . . . . . . . . . . . .              1,200  (a)       20,100

                                    Regal Beloit . . . . . . . . . . . . . . . . . . . . .                600            12,638

                                    SPS Technologies . . . . . . . . . . . . . . . . . . .              1,000  (a)       49,500

                                    Terex  . . . . . . . . . . . . . . . . . . . . . . . .                900  (a)       19,575

                                    Thomas Industries  . . . . . . . . . . . . . . . . . .              1,500            27,187

                                                                                                                    ___________

                                                                                                                        546,931

                                                                                                                    ___________



          Consumer Cyclical--13.0%  ANTEC  . . . . . . . . . . . . . . . . . . . . . . . .              1,000  (a)       16,625

                                    Arvin Industries . . . . . . . . . . . . . . . . . . .              1,000            39,625

                                    BJ's Wholesale Club  . . . . . . . . . . . . . . . . .                700  (a)       25,156

                                    Borg-Warner Automotive . . . . . . . . . . . . . . . .              1,000            46,875

                                    Burlington Coat Factory Warehouse  . . . . . . . . . .              2,200            33,000

                                    Consolidated Graphics  . . . . . . . . . . . . . . . .                400  (a)       18,975

                                    Department 56  . . . . . . . . . . . . . . . . . . . .                600  (a)       18,713

                                    Ethan Allen Interiors  . . . . . . . . . . . . . . . .              1,000            34,375

                                    Fossil . . . . . . . . . . . . . . . . . . . . . . . .                600  (a)       10,988

                                    Franklin Covey . . . . . . . . . . . . . . . . . . . .                900  (a)       17,775

                                    Furniture Brands International . . . . . . . . . . . .              1,100  (a)       23,650

                                    Hollinger International, Cl. A . . . . . . . . . . . .              1,000            13,000

                                    IHOP . . . . . . . . . . . . . . . . . . . . . . . . .                400  (a)       15,700

                                    Interface, Cl. A . . . . . . . . . . . . . . . . . . .              1,800            22,162

                                    Kellwood . . . . . . . . . . . . . . . . . . . . . . .              1,500            40,875

                                    King World Productions . . . . . . . . . . . . . . . .              1,400  (a)       36,750

                                    Mikasa . . . . . . . . . . . . . . . . . . . . . . . .              2,000            21,125

                                    Neiman-Marcus Group  . . . . . . . . . . . . . . . . .                600  (a)       13,275

                                    Richfood Holdings  . . . . . . . . . . . . . . . . . .                500             8,875

                                    Ross Stores  . . . . . . . . . . . . . . . . . . . . .              1,300            42,250

                                    Ryan's Family Steak House  . . . . . . . . . . . . . .              4,800  (a)       51,600

                                    Safeskin . . . . . . . . . . . . . . . . . . . . . . .                400  (a)        8,850

                                    Springs Industries, Cl. A  . . . . . . . . . . . . . .                800            28,300

                                    Standard Register  . . . . . . . . . . . . . . . . . .                800            22,950

                                    Zale . . . . . . . . . . . . . . . . . . . . . . . . .                900            21,319

                                                                                                                    ___________

                                                                                                                        632,788

                                                                                                                    ___________



            Consumer Staples--3.7%  Coors (Adolph), Cl. B  . . . . . . . . . . . . . . . .                200            10,000

                                    IDEX . . . . . . . . . . . . . . . . . . . . . . . . .              1,400            36,225

                                    J & J Snack Foods  . . . . . . . . . . . . . . . . . .                800  (a)       18,000

                                    Riviana Foods  . . . . . . . . . . . . . . . . . . . .              1,400            27,431

                                    Triarc Cos., Cl. A . . . . . . . . . . . . . . . . . .                800  (a)       12,500

                                    Universal  . . . . . . . . . . . . . . . . . . . . . .              1,500            55,688

                                    Universal Foods  . . . . . . . . . . . . . . . . . . .                800            17,350

                                                                                                                    ___________

                                                                                                                        177,194

                                                                                                                    ___________

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------
                                                                                                 ____________       ____________

                      Energy--8.2%  Atmos Energy . . . . . . . . . . . . . . . . . . . . .              1,300     $      38,594

                                    Cliffs Drilling  . . . . . . . . . . . . . . . . . . .                300  (a)        6,863

                                    Devon Energy . . . . . . . . . . . . . . . . . . . . .              1,200            40,650

                                    Energen  . . . . . . . . . . . . . . . . . . . . . . .              1,700            30,600

                                    Helmerich & Payne  . . . . . . . . . . . . . . . . . .              2,400            57,150

                                    ONEOK  . . . . . . . . . . . . . . . . . . . . . . . .                900            30,825

                                    St. Mary Land & Exploration  . . . . . . . . . . . . .              1,200            25,200

                                    Tesoro Petroleum . . . . . . . . . . . . . . . . . . .              2,500  (a)       37,031

                                    WICOR  . . . . . . . . . . . . . . . . . . . . . . . .              2,200            53,625

                                    Washington Gas Light . . . . . . . . . . . . . . . . .              2,900            76,669

                                                                                                                    ___________

                                                                                                                        397,207

                                                                                                                    ___________



                 Health Care--3.2%  ALPHARMA, Cl. A  . . . . . . . . . . . . . . . . . . .                300             8,306

                                    Arterial Vascular Engineering  . . . . . . . . . . . .                800  (a)       24,600

                                    Bindley Western Industries . . . . . . . . . . . . . .                500            18,125

                                    Curative Health Services . . . . . . . . . . . . . . .                600  (a)       16,350

                                    Mariner Post-Acute Network . . . . . . . . . . . . . .              1,000  (a)        5,813

                                    Marquette Medical Systems  . . . . . . . . . . . . . .              1,000  (a)       44,562

                                    NovaCare . . . . . . . . . . . . . . . . . . . . . . .              1,200  (a)        4,950

                                    Serologicals . . . . . . . . . . . . . . . . . . . . .              1,350  (a)       30,544

                                                                                                                    ___________

                                                                                                                        153,250

                                                                                                                    ___________



                   Insurance--6.5%  Ambac Financial Group  . . . . . . . . . . . . . . . .                700            40,731

                                    Amerin . . . . . . . . . . . . . . . . . . . . . . . .                600  (a)       12,825

                                    Capital Re . . . . . . . . . . . . . . . . . . . . . .              1,000            18,313

                                    EXEL Limited, Cl. A  . . . . . . . . . . . . . . . . .                512            39,136

                                    Financial Security Assurance Holdings  . . . . . . . .                800            39,850

                                    Harleysville Group . . . . . . . . . . . . . . . . . .              1,200            25,650

                                    Orion Capital  . . . . . . . . . . . . . . . . . . . .              1,200            41,025

                                    PartnerRe  . . . . . . . . . . . . . . . . . . . . . .                600            23,850

                                    Presidential Life  . . . . . . . . . . . . . . . . . .              1,600            29,000

                                    Protective Life  . . . . . . . . . . . . . . . . . . .              1,200            44,475

                                                                                                                    ___________

                                                                                                                        314,855

                                                                                                                    ___________



           Mining and Metals--3.4%  AK Steel Holding . . . . . . . . . . . . . . . . . . .              3,800            65,788

                                    Cleveland-Cliffs . . . . . . . . . . . . . . . . . . .                700            27,781

                                    Commercial Metals  . . . . . . . . . . . . . . . . . .              1,100            29,288

                                    National Steel, Cl. B  . . . . . . . . . . . . . . . .              1,400             9,013

                                    RTI International Metals . . . . . . . . . . . . . . .                900  (a)       13,388

                                    Reliance Steel & Aluminum  . . . . . . . . . . . . . .                700            21,656

                                                                                                                    ___________

                                                                                                                        166,914

                                                                                                                    ___________



                 Real Estate--9.8%  D. R. Horton . . . . . . . . . . . . . . . . . . . . .              3,700            58,738

                                    Franchise Finance Corp. of America . . . . . . . . . .              1,400            34,825

                                    M.D.C. Holdings  . . . . . . . . . . . . . . . . . . .              1,200            21,075

                                    Pulte  . . . . . . . . . . . . . . . . . . . . . . . .              3,300            84,975

                                    Rouse  . . . . . . . . . . . . . . . . . . . . . . . .              1,500            42,094

                                    Simon Property Group . . . . . . . . . . . . . . . . .                400            11,975

                                    Standard Pacific . . . . . . . . . . . . . . . . . . .              1,400            13,563

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------
                                                                                                 ____________       ____________

           Real Estate (continued)  Toll Brothers  . . . . . . . . . . . . . . . . . . . .              3,000  (a)   $   69,562

                                    U.S. Home  . . . . . . . . . . . . . . . . . . . . . .              2,000  (a)       63,250

                                    Webb (Del) . . . . . . . . . . . . . . . . . . . . . .              3,200            75,200

                                                                                                                    ___________

                                                                                                                        475,257

                                                                                                                    ___________



              Transportation--2.8%  Alaska Air Group . . . . . . . . . . . . . . . . . . .                900  (a)       32,344

                                    Arnold Industries  . . . . . . . . . . . . . . . . . .              1,700            21,675

                                    Continental Airlines, Cl. B  . . . . . . . . . . . . .              1,300  (a)       51,513

                                    SEACOR Smit  . . . . . . . . . . . . . . . . . . . . .                400  (a)       19,125

                                    USFreightways  . . . . . . . . . . . . . . . . . . . .                500            12,531

                                                                                                                    ___________

                                                                                                                        137,188

                                                                                                                    ___________



                   Utilities--5.6%  Aliant Communications  . . . . . . . . . . . . . . . .              1,000            28,219

                                    BEC Energy . . . . . . . . . . . . . . . . . . . . . .              1,200            47,625

                                    Calpine  . . . . . . . . . . . . . . . . . . . . . . .              1,600  (a)       35,600

                                    Cleco  . . . . . . . . . . . . . . . . . . . . . . . .                600            20,287

                                    Commonwealth Energy Systems  . . . . . . . . . . . . .                800            29,850

                                    Conectiv . . . . . . . . . . . . . . . . . . . . . . .                900            20,587

                                    Idacorp  . . . . . . . . . . . . . . . . . . . . . . .                500            15,625

                                    Public Service Company of New Mexico . . . . . . . . .              1,900            41,919

                                    Rochester Gas & Electric . . . . . . . . . . . . . . .                300             8,738

                                    TNP Enterprises  . . . . . . . . . . . . . . . . . . .                700            23,625

                                                                                                                    ___________

                                                                                                                        272,075

                                                                                                                    ___________

                                    TOTAL COMMON STOCKS

                                        (cost $4,960,352)  . . . . . . . . . . . . . . . .                           $4,209,454

                                                                                                                    ===========



                                                                                                   Principal

Short-Term Investments--13.1%                                                                       Amount
-------------------------------------------------------

                                                                                                 ____________

              U.S. Treasury Bills:  3.55%, 11/5/98 . . . . . . . . . . . . . . . . . . . .     $       11,000     $      10,996

                                    3.75%, 11/12/98  . . . . . . . . . . . . . . . . . . .             10,000             9,989

                                    3.30%, 11/19/98  . . . . . . . . . . . . . . . . . . .             13,000            12,978

                                    4.82%, 11/27/98  . . . . . . . . . . . . . . . . . . .             33,000            32,921

                                    3.50%, 12/17/98  . . . . . . . . . . . . . . . . . . .             55,000            54,731

                                    3.80%, 12/31/98  . . . . . . . . . . . . . . . . . . .             13,000            12,913

                                    3.50%, 1/7/99  . . . . . . . . . . . . . . . . . . . .              1,000               992

                                    3.88%, 1/14/99 . . . . . . . . . . . . . . . . . . . .             15,000            14,873

                                    4.30%, 1/21/99 . . . . . . . . . . . . . . . . . . . .            271,000           268,271

                                    4.20%, 1/28/99 . . . . . . . . . . . . . . . . . . . .            217,000           214,787

                                                                                                                    ___________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $633,700)  . . . . . . . . . . . . . . . . .                          $   633,451

                                                                                                                    ===========

TOTAL INVESTMENTS (cost $5,594,052). . . . . . . . . . . . . . . . . . . . . . . . . . . .              99.9%       $ 4,842,905

                                                                                                      =======       ===========


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .1%       $     6,211

                                                                                                      =======       ===========

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $ 4,849,116

                                                                                                      =======       ===========

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost              Value

                                                                                                  ___________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .       $5,594,052        $4,842,905

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                                5,731

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                                6,615

                                                                                                                    ___________

                                                                                                                      4,855,251

                                                                                                                    ___________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                5,384

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  751

                                                                                                                    ___________

                                                                                                                          6,135

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,849,116

                                                                                                                    ===========


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $5,709,227

                                 Accumulated undistributed investment income--net  . . . .                                7,466

                                 Accumulated net realized gain (loss) on investments . . .                             (116,430)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                             (751,147)

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,849,116

                                                                                                                    ===========

                           NET ASSET VALUE PER SHARE
                              --------------------

                                                              Class A           Class B            Class C           Class R

                                                             ___________      ____________       ____________      ____________

Net Assets . . . . . . . . . . . . . . . . . . . . . .        $3,168,910      $    639,268       $    620,770      $    420,168

Shares Outstanding . . . . . . . . . . . . . . . . . .           303,157            61,406             59,631            40,126

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $10.45            $10.41             $10.41            $10.47

                                                                 =======           =======            =======           =======


STATEMENT OF OPERATIONS

FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $24 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .                 $   43,561

                                 Interest  . . . . . . . . . . . . . . . . . . . .                     10,206

                                                                                                  ___________

                                    Total Income . . . . . . . . . . . . . . . . .                                   $   53,767

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .                     35,219

                                 Distribution and service fees--Note 2(b)  . . . .                     11,082

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . .                                       46,301

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                        7,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .                 $ (116,430)

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .                   (751,147)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                     (867,577)

                                                                                                                    ___________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                   $ (860,111)

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       7,466

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (116,430)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . . . . . . . . .       (751,147)

                                                                                                                    ___________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . .       (860,111)

                                                                                                                    ___________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,776,717

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        757,342

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        711,811

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        501,500

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (18,415)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (19,532)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (196)

                                                                                                                    ___________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . . . . . . . . . .      5,709,227

                                                                                                                    ___________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,849,116

NET ASSETS:

       Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       --

                                                                                                                    ___________

       End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $4,849,116

                                                                                                                   ___________

                                                                                                                    ___________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     7,466

                                                                                                                    ___________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

       Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        304,913

       Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,756)

                                                                                                                    ___________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        303,157

                                                                                                                    ===========


   Class B

   ________

       Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         63,366

       Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,960)

                                                                                                                    ___________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         61,406

                                                                                                                    ===========

   Class C

   ________

       Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         59,648

       Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (17)

                                                                                                                    ___________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         59,631

                                                                                                                    ===========

   Class R

   ________

       Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,126

                                                                                                                    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 1, 1998 (commencement of operations) to October 31, 1998. This information has been derived from the Fund's financial statements.


                                                                               Class A       Class B      Class C      Class R

PER SHARE DATA:                                                                Shares        Shares       Shares       Shares

                                                                              _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .     $12.50       $12.50        $12.50       $12.50

                                                                              _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .        .03         (.02)         (.02)         .04

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      (2.08)       (2.07)        (2.07)       (2.07)

                                                                              _______       _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      (2.05)        (2.09)       (2.09)       (2.03)

                                                                              _______       _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .     $10.45        $10.41       $10.41       $10.47

                                                                              =======       =======      =======      =======


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . .     (16.40%)(2)   (16.72%)(2)  (16.72%)(2)  (16.24%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(1)  . . . . . . . . . . . . . .        .88%         1.32%        1.32%          .73%

   Ratio of net investment income to average net assets(1) . . . . . . . .        .24%         (.20%)       (.19%)         .38%

   Portfolio Turnover Rate(1)  . . . . . . . . . . . . . . . . . . . . . .      19.72%        19.72%       19.72%        19.72%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .     $3,169          $639         $621          $420
------------------------

(1)  Not annualized.

(2)  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Small Cap Value Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Company is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

As of October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

  Class A...........................................280,000
  Class C............................................40,000

  Class B............................................40,000
  Class R............................................40,000

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $116,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly to the non-interested Directors.

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Prior to July 1, 1998, each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  Dreyfus Service Corporation, a wholly owned subsidiary of the Manager, retained $1,456 during the period ended Ocotber 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares.

  Under the Plan, Class B and Class C shares pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $4,806, $2,499 and $2,208, respectively, pursuant to the Plan and Class B and Class C shares were charged $833 and $736, respectively, pursuant to the service plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $5,960,476 and $883,714, respectively.

  At October 31, 1998, accumulated net unrealized depreciation on investments was $751,147, consisting of $83,452 gross unrealized appreciation and $834,599 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Cap Value Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 1, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations, changes in its net assets, and its financial highlights for the period from April 1, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998


DREYFUS PREMIER SMALL CAP

VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Printed in U.S.A.                                 148/158/168/188AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                   SMALL CAP

                                  VALUE FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                         [logo]   (reg.tm)


DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Municipal Reserves for the 12-month period ended October 31, 1998, as shown in the following table

                                                                           YIELD                     EFFECTIVE YIELD*
                                                                        ___________                     ____________
        Investor Shares  . . . . . . . . . . . . . . . . . . .              2.93%                           2.97%

        Class R Shares . . . . . . . . . . . . . . . . . . . .              3.13%                           3.18%

THE ECONOMY

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

The municipal money marketplace was very active during the reporting period as participants reacted to the changes in monetary policy. Yields on one-year tax-exempt notes declined by more than 50 basis points from a high of 3.60% to below 3.00% at the end of the reporting period. Much of the decline in yields was directly attributable to the 50 basis point cut in the Federal Funds rate. However, demand for tax-exempt money market securities accelerated during the period as many investors sought a safe haven from the extreme volatility in the financial markets. Correspondingly, the total amount of assets held industrywide in tax-exempt money funds increased from $164 billion to nearly $182 billion.

  The Fund' s weighted average maturity drifted slightly lower during the reporting period as the relative advantage of holding longer maturity securities diminished. The yields attainable on shorter maturity tax-exempt money market securities actually were much higher than on six-month to one-year tax-exempt money market securities as of the end of the reporting period as participants
anticipated    additional    monetary   easing   by   the   Federal   Reserve.

  In the months ahead, we expect our strategy will be to optimistically extend the maturity when the relative value of fixed rate securities adjusts to empirically normal levels. We believe the Federal Reserve will most likely adopt a patient stance toward monetary policy, allowing for events to unfold before dramatically lowering rates in the months ahead. Consequently, we will adhere to our conservative investment approach with its focus on traditional money market securities and average maturity management.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,



               [John Flahive signature]


               John Flahive

               Portfolio Manager

November 16, 1998

New    York,    N.Y.

* Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal

Tax Exempt Investments--99.7%                                                                       Amount            Value
-------------------------------------------------------                                         _____________     _____________
ALABAMA--.7%

State of Alabama, Refunding 5.90%, 3/1/99. . . . . . . . . . . . . . . . . . . . . . . . .       $  1,485,000      $  1,495,692

Phenix City Industrial Development Board, Environmental Improvement Revenue, VRDN
  (Mead Coated Board Project)
  3.75%, Series A (LOC; Toronto-Dominion Bank) (a) . . . . . . . . . . . . . . . . . . . .            200,000           200,000

ALASKA--2.6%

Alaska Industrial Development Authority, Revenue, VRDN (Providence Medical Office Building)
  3.20% (LOC; Kredietbank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,545,000         3,545,000

Alaska Industrial Development and Export Authority, Exempt Facilities Revenue, VRDN
  (Fairbanks Gold Mining)
  3.25% (LOC; Union Bank of Switzerland) (a) . . . . . . . . . . . . . . . . . . . . . . .            800,000           800,000

Anchorage, Higher Education Revenue, Refunding, VRDN (Alaska Pacific University)
  3.20% (LOC; Seattle First National Bank) (a) . . . . . . . . . . . . . . . . . . . . . .          2,300,000         2,300,000

ARIZONA--1.7%

Maricopa County Pollution Control Corporation, PCR, Refunding, VRDN
  (Arizona Public Service Co.) 3.70%, Series E (LOC; Bank of America) (a)  . . . . . . . .          2,000,000         2,000,000

Pinal County Industrial Development Authority, PCR, Refunding, VRDN
  (Magma Copper Co. Project)
  3.10% (LOC; Banque Nationale de Paris) (a) . . . . . . . . . . . . . . . . . . . . . . .          2,400,000         2,400,000

ARKANSAS--1.1%

Clark County, SWDR, VRDN (Reynolds Metal Co. Project)
  3.25% (LOC; Sun Trust Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,800,000         2,800,000

CALIFORNIA--1.0%

California Higher Education Loan Authority, Student Loan Revenue
  3.80%, Series E-5, 6/1/99 (LOC; Student Loan Marketing Association)  . . . . . . . . . .          2,000,000         2,000,000

Fairfield Industrial Development Authority, IDR, VRDN (R. Dakin and Co. Project)
  3.15% (LOC; Bank of America) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           600,000

COLORADO--3.4%

Colorado Health Facilities Authority, Revenue, VRDN (North Colorado Medical Center)
  3% (BPA; Credit Suisse and Insured; MBIA) (a)  . . . . . . . . . . . . . . . . . . . . .          1,200,000         1,200,000

Dove Valley Metropolitan District of Arapohoe County, Revenue, Refunding:
  4.05%, Series B, 11/1/98 (LOC; Banque Nationale de Paris)  . . . . . . . . . . . . . . .          1,000,000         1,000,000
  3.375%, Series B, 11/1/99 (LOC; Banque Nationale de Paris) . . . . . . . . . . . . . . .          1,000,000         1,000,000

Interstate South Metropolitan District, Refunding:
  4.05%, Series B, 11/1/98 (LOC; Banque Nationale de Paris)  . . . . . . . . . . . . . . .            975,000           975,000
  3.375%, Series B, 11/1/99 (LOC; Banque Nationale de Paris) . . . . . . . . . . . . . . .            975,000           975,000

Regional Transportation District of Colorado, COP, VRDN (Transit Vehicles Project)
  3.20%, Series A (LOC; State Street Bank and Trust) (a)                                            1,960,000         1,960,000

SBC Metropolitan District 3.65%, 12/1/98 (LOC; U.S. Bank of Washington). . . . . . . . . .          1,560,000         1,560,000

CONNECTICUT--.6%

State of Connecticut, Economic Recovery Notes, Refunding 5%, 12/15/98. . . . . . . . . . .          1,500,000         1,502,540

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

FLORIDA--4.0%

Alachua County Health Facilities Authority, Health Facilities Revenue, VRDN
  (Shands Teaching Hospital) 3.15%, Series B (BPA; Suntrust Bank and Insured; MBIA) (a)  .       $  1,600,000      $  1,600,000

Florida Multi-Family Housing Finance Agency, Refunding, VRDN
  3.25%, Series E (LOC; Comerica Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . .          1,200,000         1,200,000

Greater Orlando Aviation Authority, Special Purpose Revenue (Signature Flight)
  3.90%, 12/1/98 (LOC; Bayerische Landesbank)  . . . . . . . . . . . . . . . . . . . . . .          1,375,000         1,375,000

Miami Health Facilities Authority, Health Facilities Revenue, Refunding, VRDN
  (Mercy Hospital Project) 3.10% (LOC; Bank of America) (a)  . . . . . . . . . . . . . . .          2,000,000         2,000,000

Pinellas County Educational Facilities Authority, Revenue, CP
  (Pooled Independent Higher Education)
  3.30%, 11/30/98 (BPA; Credit Suisse and Insured; MBIA) . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

GEORGIA--2.2%

Georgia Municipal Electric Authority, Power Revenue, Prerefunded
  7.40%, Series R, 1/1/99 (Escrowed in; U.S. Government Securities)  . . . . . . . . . . .          3,400,000         3,488,795

Municipal Electric Authority, VRDN (Project One)
  3%, Series E (LOC; ABN-Amro Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

ILLINOIS--8.6%

Burbank, IDR, VRDN (Service Merchandise Co. Inc.)
  3.40% (LOC; Canadian Imperial Bank of Commerce) (a)  . . . . . . . . . . . . . . . . . .            300,000           300,000

City of Chicago, VRDN 3%, Series B (LOC; Canadian Imperial Bank of Commerce) (a) . . . . .          1,800,000         1,800,000

Chicago Midway Airport, Special Facility Revenue (Signature Flight)
  3.90%, 12/1/98 (LOC; Bayerische Landesbank)  . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,500,000

Chicago O'Hare International Airport, General Airport Revenue, VRDN (Second Lien):
  3.15%, Series B (LOC; Societe Generale) (a)  . . . . . . . . . . . . . . . . . . . . . .          1,580,000        1,580,000
  3.25%, Series B (LOC; Bayerische Landesbank) (a) . . . . . . . . . . . . . . . . . . . .            500,000           500,000

Du Page County, Alternate Revenue (Stormwater Project)
  5.80%, 1/1/99 (Escrowed in; U.S. Government Securities)  . . . . . . . . . . . . . . . .          1,000,000         1,003,666

Illinois Development Finance Authority, VRDN:
  IDR (Columbia Graphics Corp. Project)
    3.15% (LOC; Harris Trust and Savings Bank) (a) . . . . . . . . . . . . . . . . . . . .          1,700,000        1,700,000
  Revenue:
    (Council for Jewish Elderly) 3.15% (LOC; LaSalle National Bank) (a)  . . . . . . . . .          1,200,000        1,200,000
    (Institute of Gas Technology Project)
      3.05% (LOC; Harris Trust and Savings Bank) (a) . . . . . . . . . . . . . . . . . . .            500,000          500,000
    (Residential Rental-F.C. Harris Pavilion Project)
      3.10% (LOC; FNMA) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,100,000        1,100,000
    (Uhlich Childrens Home Project) 3.15% (LOC; American National Bank of Chicago) (a) . .          1,595,000         1,595,000

City of Naperville, IDR, VRDN (Service Merchandise Co.,Inc. Project)
  3.40% (LOC; Canadian Imperial Bank of Commerce) (a)  . . . . . . . . . . . . . . . . . .          1,800,000         1,800,000

City of New Lenox, IDR, VRDN (Panduit Corp. Project)
  3.15% (LOC; Commerzbank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,300,000         1,300,000

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

ILLINOIS (CONTINUED)

Saint Clair County, Highway Revenue 4.50%, 1/1/99 (Insured; FSA) . . . . . . . . . . . . .       $  1,185,000      $  1,185,993

City of Zion, VRDN (H & M Enterprises LLC Project)
  3.25%, Series A (LOC; Federal Home Loan Bank) (a)  . . . . . . . . . . . . . . . . . . .          2,955,000         2,955,000

INDIANA--13.6%

City of Auburn, EDR, VRDN (RJ Tower Corp. Project)
  3.30% (LOC; Comerica Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            175,000           175,000

Indiana Development Finance Authority, Exempt Facility Revenue, VRDN
  (Mid-America Project) 3.35% (LOC; ABN-Amro Bank) (a) . . . . . . . . . . . . . . . . . .          1,700,000         1,700,000

Indiana Health Facility Financing Authority, Revenue, VRDN:
  (Capital Asset Designated Bank):
    3.20% (LOC; Bank One) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,800,000         2,800,000
    3.20% (LOC; Comerica) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,800,000         2,800,000
  (St. Anthony's Medical Center, Inc.) 3.10% (LOC; Rabobank Nederland) (a) . . . . . . . .            800,000           800,000

Indiana Housing Financer Authority, MFHR, VRDN (Pedcor Investments):
  3.25%, Series A (LOC; FNMA) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,600,000         5,600,000
  3.25%, Series B (LOC; FNMA) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            700,000           700,000

City of Indianapolis, EDR, VRDN (Jewish Federal Campus)
  3.20% (LOC; National Bank of Detroit) (a)  . . . . . . . . . . . . . . . . . . . . . . .          3,120,000         3,120,000

Mount Vernon, Pollution Control and Solid Waste Disposal Revenue, Refunding, CP
  (General Electric Co. Project)
  3.30%, Series A, 11/4/98 (LOC; General Electric Co.) . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

City of Portage, EDR, VRDN (Pedcor Investments)
  3.25%, Series A (LOC; Federal Home Loan Banks) (a) . . . . . . . . . . . . . . . . . . .          6,253,000         6,253,000

Perdue University, University Revenues, VRDN (Student Fees)
  3.10%, Series E (LOC; Perdue University) (a) . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

City of Rockport, PCR, Refunding, VRDN (AEP Generation Co. Project)
  3.75%, Series B (BPA; The Bank of New York and Insured; AMBAC) (a) . . . . . . . . . . .          1,200,000         1,200,000

City of Seymour, EDR, VRDN (Pedcor Investments-Sycamore Springs Apartments Project)
  3.40%, Series A (LOC; FNMA) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,100,000         4,100,000

Whiting, PCR, (Amoco Project-Standard Oil)
  3.65%, 2/15/99 (Corp. Guaranty; Amoco Credit Corp.)  . . . . . . . . . . . . . . . . . .          2,500,000         2,500,699

IOWA--.4%

Iowa Higher Education Loan Authority, Revenue, Refunding (Private College Facilities)
  5%, 8/1/99 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            980,000           990,350

KANSAS--.1%

City of Wichita, Revenue 4.25%, 6/1/99 . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           200,846

KENTUCKY--.4%

Mayfield, Multi-City Lease Revenue, VRDN (League of Cities Funding Trust)
  3.25% (LOC; PNC Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

LOUISIANA--3.5%

Louisiana Public Facilities Authority, MFMR, Refunding, VRDN (Emberwood)
  3% (LOC; General Electric Co.) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  1,000,000      $  1,000,000

City of New Orleans and Home Mortgage Authority, SFMR
  3.55%, Series C-2, 3/1/99 (Insured; GNMA and LOC; FNMA)  . . . . . . . . . . . . . . . .          3,000,000         3,000,000

Saint James Parish, PCR, Refunding, CP (Texaco Project)
  3.20%, Series A, 11/24/98 (LOC; Texaco Inc.) . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,000,000

MARYLAND--.4%

Maryland Department of Transportation, Prerefunded (Consolidated Transportation)
  6.90%, Second Issue, 11/15/98 (Escrowed in; U.S. Government Securities)  . . . . . . . .          1,000,000         1,021,107

MICHIGAN--1.4%

Flint Hospital Building Authority, Revenue, VRDN (Hurley Medical Center)
  3.15%, Series B (LOC; LaSalle National Bank) (a) . . . . . . . . . . . . . . . . . . . .            100,000           100,000

Meridian Economic Development Corporation, LOR, VRDN (Service Merchandice Co., Inc. Project)
  3.40% (LOC; Canadian Imperial Bank of Commerce) (a)  . . . . . . . . . . . . . . . . . .            600,000           600,000

Michigan Building Authority, Revenue, CP
  3.30%, Series 1, 2/9/99 (LOC; Canadian Imperial Bank of Commerce)  . . . . . . . . . . .          2,800,000         2,800,000

MINNESOTA--.4%

City of Cohasset, Revenue, Refunding, VRDN (Minnesota Power and Light Co. Project)
  3.65%, Series A (LOC; ABN-Amro Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . .            300,000           300,000

Owatonna Independent School District Number 761, Revenue
  5.10%, 2/1/99 (State Guaranty; State of Minnesota) . . . . . . . . . . . . . . . . . . .            620,000           622,401

MISSISSIPPI--1.0%

Jackson County, Water Systems, Refunding 3.55%, 2/1/99 (LOC; Chevron USA, Inc.). . . . . .          2,500,000         2,500,000

MISSOURI--1.3%

Kansas City Industrial Development Authority, Revenue, VRDN
  3.70%, Series A (Ewing Marrion Kauffman) (a) . . . . . . . . . . . . . . . . . . . . . .            700,000           700,000

Missouri Higher Education Loan Authority, Student Loan Revenue, VRDN:
  3.10%, Series A (LOC; National Westminster Bank) (a) . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000
  3.10%, Series B (LOC; National Westminster Bank) (a) . . . . . . . . . . . . . . . . . .          1,500,000         1,500,000

MONTANA--2.8%

Butte-Silver Bow, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
  3.10% (LOC; Banque Nationale de Paris) (a) . . . . . . . . . . . . . . . . . . . . . . .          1,705,000         1,705,000

Montana Health Facilities Authority, Health Care Revenue, VRDN (Pooled Loan Program)
  3.10%, Series A (BPA; Norwest Bank and Insured; FGIC) (a)  . . . . . . . . . . . . . . .          5,500,000         5,500,000

NEVADA--1.6%

Las Vegas Valley Water District, CP
  3.20%, Series A, 12/8/98 (LOC: Union Bank of Switzerland and Westdeutsche Landesbank)  .          4,000,000         4,000,000

NEW HAMPSHIRE--1.4%

New Hampshire Higher Educational and Health Facilities Authority, Revenue
  (Dartmouth Educational Loan Corp.) 3.90%, 6/1/99 (Guaranteed by; Dartmouth College)  . .          3,500,000         3,500,000

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                 Amount            Value
-------------------------------------------------------                                         _____________     _____________

NEW MEXICO--1.4%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN (Wastewater Systems)
  3.20%, Series B (LOC; Canadian Imperial Bank of Commerce) (a)  . . . . . . . . . . . . .       $  3,500,000      $  3,500,000

NORTH CAROLINA--2.3%

  Halifax County Industrial Development Authority, IDR, VRDN (Annin and Co. Project)
    3.25% (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . .          1,875,000         1,875,000

  Halifax County Industrial Facilities and Pollution Control Financing Authority, Exempt Facilities
    Revenue, VRDN (Westmoreland) 3.85% (LOC; Credit Suisse) (a)  . . . . . . . . . . . . .          4,100,000         4,100,000

NORTH DAKOTA--.8%

Grand Forks, Hospital Facilities Revenue, VRDN (United Hospital Obligation Group Project)
  3.65% (LOC; LaSalle National Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . . .          2,100,000         2,100,000

OHIO--.7%

Cuyahoga County, IDR, VRDN (Allen Group, Inc. Project)
  2.95% (LOC; Dresdner Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,700,000         1,700,000

OKLAHOMA--.7%

Oklahoma Turnpike Authority, Turnpike Revenue, Prerefunded
  7.875%, 1/1/99 (Escrowed in; U.S. Government Securities) . . . . . . . . . . . . . . . .          1,745,000         1,791,616

OREGON--.7%

Port Astoria, Prerefunded 6.20%, 2/1/99. . . . . . . . . . . . . . . . . . . . . . . . .
  6.20%, 2/1/99 (Escrowed in; U.S. Government Securities and Insured; MBIA)  . . . . . . .            410,000           412,698

Port of Portland, PCR, VRDN (Reynolds Metals)
  3.65% (LOC; Bank of Nova Scotia) (a) . . . . . . . . . . . . . . . . . . . . . . . . . .          1,400,000         1,400,000

PENNSYLVANIA--6.2%

Allegheny County, Revenue, Prerefunded
  4.80%, Series C-43, 9/15/99 (Escrowed in; U.S. Government Securities)  . . . . . . . . .          1,495,000         1,517,349

Allegheny County Hospital Development Authority, VRDN (Health Center Presbyterian)
  3.15% (BPA; PNC Bank and Insured; MBIA) (a)  . . . . . . . . . . . . . . . . . . . . . .          1,100,000         1,100,000

Allegheny County Industrial Development Authority, VRDN (Longwood at Oakmont, Inc.)
  3.65%, Series D (LOC; Dresdner Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . .          1,100,000         1,100,000

Beaver County Industrial Development Authority, PCR, CP (Duquense Light Co.)
  3.05%, 1/22/99 (LOC; Union Bank of Switzerland)  . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

Bucks County Industrial Development Authority, Revenue, VRDN (SHV Real Estate Inc.)
  3.15% (LOC; ABN-Amro Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           200,000

Chartiers Valley Industrial and Commercial Development Authority,
  Commercial Development Revenue, VRDN (William Penn Place Project)
  3.70% (LOC; PNC Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            900,000           900,000

Jeannette Health Service Authority, HR, VRDN (Jeanette District Memorial Hospital Project)
  3.15% (LOC; PNC Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           600,000

Lancaster County Solid Waste Management Authority, Resource Recovery Systems Revenue
  4.25%, Series A, 12/15/98 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . .          3,310,000         3,312,614

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

PENNSYLVANIA (CONTINUED)

Lancaster County and Vo-Tech School Authority, Lease Revenue
  5.60%, 2/15/99 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    750,000      $    754,436

Lehigh County Industrial Development Authority, PCR, VRDN (Allegheny Electric Co-Op)
  3.50% (LOC; Rabobank Nederland) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . .            120,000           120,000

Moon Industrial Development Authority, IDR, VRDN (Executive Office Association Project)
  3.15% (LOC; PNC Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,250,000         1,250,000

Northampton County and Higher Education Authority, Revenue, VRDN (Lafayette College Project)
  3.15% (LOC; Landesbank Hessen) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           500,000

Quakertown General Authority, Revenue, VRDN (Pooled Financing Program)
  3.10%, Series A (LOC; PNC Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . . .            540,000           540,000

State Public School Building Authority, College Revenue, Prerefunded
  (Harrisburg Area Community College)
  6.90%, 10/1/99 (Escrowed in; U.S. Government Securities) . . . . . . . . . . . . . . . .          1,000,000         1,043,351

Washington County Lease Revenue Authority, Revenue, VRDN (Eye and Ear)
  3.15%, Series B-1, Subseries C (LOC; PNC Bank) (a) . . . . . . . . . . . . . . . . . . .            850,000           850,000

SOUTH CAROLINA--3.4%

South Carolina Job-Economic Development Authority, EDR, VRDN (Wellman Inc. Project)
  3.85% (LOC; Wachovia Bank and Trust Co.) (a) . . . . . . . . . . . . . . . . . . . . . .          8,775,000         8,775,000

TENNESSEE--3.8%

Johnson City Health and Educational Facilities Board, Revenue, VRDN (Acquis-Johnson)
  3.20%, Series A (BPA; Credit Suisse and Insured; MBIA) (a) . . . . . . . . . . . . . . .          5,000,000         5,000,000

Knox County, Refunding 3.65%, 3/1/99 . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,500,000

Knox County Industrial Development Board, Industrial Revenue, VRDN
  (Service Merchandise Co., Inc.)
  3.40% (LOC; Canadian Imperial Bank of Commerce) (a)  . . . . . . . . . . . . . . . . . .          1,500,000         1,500,000

Metropolitan Government of Nashville and Davidson Counties, IDR, VRDN
  (Chimney Top II-Oxford Association Limited Project)
  3.15% (LOC; Bank of America) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            700,000           700,000

TEXAS--9.1%

City of Austin, Travis and Williamson Counties, CP (Combined Utilities)
  3.05%, 2/4/99 (LOC; Morgan Guaranty Trust Co.) . . . . . . . . . . . . . . . . . . . . .          2,550,000         2,550,000

Brownsville, Utility Systems Revenue, CP
  3.05%, Series A, 2/16/99 (LOC; Toronto-Dominion Bank)  . . . . . . . . . . . . . . . . .            975,000           975,000

Comal County and Health Facilities Development Corporating, Health Care Systems Revenue,
  VRDN (Mc Kenna) 3.15% (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

Dallas Area Rapid Transportation, Sales Tax Revenue, CP
  3.05%, Series A, 2/16/99 (LOC: Bayerische Landesbank, Union Bank of Switzerland
  and WestDeutsche Landesbank) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

Dallas Industrial Development Corporation, IDR, VRDN (Sealed Power Corp.)
  3.60% (LOC; National Bank of Detroit) (a)  . . . . . . . . . . . . . . . . . . . . . . .          1,100,000         1,100,000

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

TEXAS (CONTINUED)

Killeen Independent School District, Refunding
  4.20%, 2/15/99 (LOC; Permanent School Fund Guaranty) . . . . . . . . . . . . . . . . . .       $  1,075,000      $  1,076,646

Lone Star Airport Improvement Authority, Revenue, VRDN (American Airlines):

  3.65%, Series A-2 (LOC; Royal Bank of Canada) (a)  . . . . . . . . . . . . . . . . . . .          1,200,000         1,200,000

  3.65%, Series A-4 (LOC; Royal Bank of Canada) (a)  . . . . . . . . . . . . . . . . . . .          1,400,000         1,400,000

North Texas Higher Education Authority, Student Loan Revenue, Refunding, VRDN
  3.10%, Series A (BPA; Student Loan Marketing Association and Insured; AMBAC) (a) . . . .          2,000,000         2,000,000

Nueces County Health Facilities Development Corporation, Revenue, VRDN
  (Driscoll Childrens Foundation) 3.20% (LOC; Bank One) (a)  . . . . . . . . . . . . . . .          2,395,000         2,395,000

Port of Port Aurthur Naval District, PCR, Refunding, VRDN (Texaco Inc. Project)
  3.70% (LOC; Texaco Inc.) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

Rockwall Industrial Development Corporation, IDR, VRDN (Columbia Extrusion Corp.)
  3.55% (LOC; U.S. National Bank of Oregon) (a)  . . . . . . . . . . . . . . . . . . . . .          2,485,000         2,485,000

Texas Turnpike Authority, Dallas North Thruway Revenue, Prerefunded. . . . . . . . . . .
  7.125%, 1/1/99 (Escrowed in; U.S. Government Securities and Insured; AMBAC)  . . . . . .          1,000,000         1,025,175

UTAH--3.3%

State of Utah, CP 3.50%, Series 97B, 11/10/98 (LOC; Toronto-Dominion Bank) . . . . . . . .          6,000,000         6,000,000

City of West Jordan, RAN 3.90%, 6/30/99. . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,500,000

VIRGINIA--7.1%

Campbell County Industrial Development Authority, Exempt Facility Revenue, VRDN
  (Hadson Power 12) 3.85%, Series A (LOC; Barclays Bank) (a) . . . . . . . . . . . . . . .          5,200,000         5,200,000

Hopewell Industrial Development Authority, Exempt Facility Revenue, VRDN (Hadson Power 13)
  3.85%, Series A (LOC; Credit Suisse) (a) . . . . . . . . . . . . . . . . . . . . . . . .          4,500,000         4,500,000

Peninsula Ports Authority, Coal Terminal Revenue, VRDN (Dominion Terminal Project)
  3.70%, Series D (LOC; Barclays Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,500,000

Southhampton County Industrial Development Authority, Revenue, VRDN (Hadson Power 11)
  3.85%, Series A (LOC; Credit Suisse) (a) . . . . . . . . . . . . . . . . . . . . . . . .          4,300,000         4,300,000

Virginia Small Business Financing Authority, IDR, VRDN (Coral Graphic)
  3.25% (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,700,000         1,700,000

WASHINGTON--2.1%

Port Seattle Industrial Development Corporation, Refunding, VRDN
  (Sysco Food Service Project) 3.20% (a) . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

City of Seattle, Water Systems Revenue, VRDN 3.15% (LOC; Bayerische Landesbank) (a). . . .          2,300,000         2,300,000

Washington Health Care Facilities Authority, Multi-Care Health Systems Revenue
  4%, 8/15/99 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,230,000         1,232,818

Washington Community Economic Revitalization Board, Economic Revenue, VRDN
  3.65%, Series 3 (LOC; Bank of America) (a) . . . . . . . . . . . . . . . . . . . . . . .            900,000           900,000

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

                                                                                                  Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________     _____________

WEST VIRGINIA--1.1%

West Virginia Public Energy Authority, Energy Revenue, CP
  (Morgantown Association Project)
  3.65%, Series A, 11/10/98 (LOC; Swiss Bank Corp.)  . . . . . . . . . . . . . . . . . . .       $  2,800,000      $  2,800,000

WISCONSIN--1.1%

City of Milwaukee, Promisory Notes 4.25%, Series A-8, 3/1/99 . . . . . . . . . . . . . . .          2,660,000         2,665,944

WYOMING--1.7%

Lincoln County, PCR, VRDN (Exxon Project) 3.70%, Series B (LOC; Exxon Corp.) (a) . . . . .          2,000,000         2,000,000

Sublette County, PCR, VRDN (Exxon Project) 3.80%, Series A (LOC; Exxon Corp.) (a). . . . .          1,800,000         1,800,000

Uinta County, PCR, Refunding, VRDN (Chevron USA, Inc. Project)
  3.70% (LOC; Chevron USA, Inc.) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .            540,000           540,000

                                                                                                                 ______________

TOTAL INVESTMENTS (cost $254,072,736). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.7%      $254,072,736

                                                                                                      _______    ______________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .3%      $    867,292

                                                                                                      _______    ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $254,940,028

                                                                                                      _______    ______________


DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

BPA         Bond Purchase Agreement                                 LOR         Limited Obligation Revenue

COP         Certificate of Participation                            MBIA        Municipal Bond Investors Assurance

CP          Commercial Paper                                                       Insurance Corporation

EDR         Economic Development Revenue                            MFHR        Multi-Family Housing Revenue

FGIC        Financial Guaranty Insurance Company                    MFMR        Multi-Family Mortgage Revenue

FNMA        Federal National Mortgage Association                   PCR         Pollution Control Revenue

FSA         Financial Security Assurance                            RAN         Revenue Anticipation Notes

GNMA        Government National Mortgage Association                SFMR        Single Family Mortgage Revenue

HR          Hospital Revenue                                        SWDR        Solid Waste Disposal Revenue

IDR         Industrial Development Revenue                          VRDN        Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value
______                             _______                           ________________                _________________

F1+/F1                             VMIG1/MIG1, P1                    SP1+/SP1, A1+/A1                     72.4%

AAA/AA (b)                         Aaa/Aa (b)                        AAA/AA (b)                           25.9

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         1.7

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        _______




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities payable on demand. Variable interest rate--subject to periodic change.

(b) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(d) At October 31, 1998, the Fund had $77,253,000 (30.3% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from industry.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $254,072,736      $254,072,736

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            1,261,626

                                 Receivable for investment securities sold . . . . . . . .                            2,202,782

                                                                                                                  _____________

                                                                                                                    257,537,144

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              110,020

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                   50

                                 Payable for investment securities purchased . . . . . . .                            1,975,185

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              511,382

                                 Interest payable--Note 3  . . . . . . . . . . . . . . . .                                  479

                                                                                                                  _____________

                                                                                                                      2,597,116

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $254,940,028

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $254,948,375

                                 Accumulated net realized gain (loss) on investments . . .                               (8,347)

                                                                                                                  _____________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $254,940,028

                                                                                                                  _____________

                                       NET ASSET VALUE PER SHARE
                                ----------------------------------------

                                                                                               Investor Shares   Class R Shares
                                                                                                _____________     _____________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  27,301,238      $227,638,790

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,303,248       227,644,524

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1.00             $1.00

                                                                                                        _____             _____

STATEMENT OF OPERATIONSYEAR   ENDED   OCTOBER  31,  1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . .                               $    8,651,129

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .             $    1,197,439

                                 Distribution fees (Investor Shares)--Note 2(b)  .                     48,896

                                 Interest expense--Note 3  . . . . . . . . . . . .                      5,049

                                                                                                _____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                    1,251,384

                                                                                                                  _____________

INVESTMENT INCOME--NET, representing net increase in net assets resulting
                                 from operations . . . . . . . . . . . . . . . . .                               $    7,399,745

                                                                                                                  _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended   Year Ended

                                                   October 31, 1998   October 31, 1997

                                                                                          ________________     ________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    7,399,745       $    6,775,146

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .               --                    (8,347)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .               --                    (1,423)

                                                                                            ______________        _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .             7,399,745            6,765,376

                                                                                            ______________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (715,181)            (521,578)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (6,723,392)          (6,145,132)

   Net realized gain on investments:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (6,024)              (8,836)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (62,009)            (126,412)

                                                                                            ______________        _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (7,506,606)          (6,801,958)

                                                                                            ______________        _____________

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           109,466,877           38,468,521

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           631,394,198          741,371,690

   Dividends reinvested:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               681,448              518,619

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,649,472            1,517,481

   Cost of shares redeemed:

       Investor shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (102,321,618)         (33,577,469)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (599,466,760)        (769,871,228)

                                                                                            ______________        _____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .            41,403,617          (21,572,386)

                                                                                            ______________        _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .            41,296,756          (21,608,968)

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           213,643,272          235,252,240

                                                                                            ______________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $254,940,028         $213,643,272

                                                                                            ______________        _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .               --          $        106,861

                                                                                            ______________        _____________









                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Investor Shares
                                                                        _____________________________________________________

                                                                                   Year Ended October 31,

                                                                        _____________________________________________________

PER SHARE DATA:                                                      1998          1997        1996         1995      1994(1,2)
                                                                     _____        _____       ______       ______     _______
   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00        $1.00       $1.00

                                                                     _____        _____       ______       ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .029         .030         .029         .032        .012

                                                                     _____        _____       ______       ______      ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.029)       (.029)       (.029)       (.032)      (.012)

   Dividends from net realized gain
       on investments  . . . . . . . . . . . . . . . . . . .         (.000)(3)    (.001)          --           --          --

                                                                     _____        _____       ______       ______      ______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (.029)       (.030)       (.029)       (.032)      (.012)

                                                                     _____        _____       ______       ______      ______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00        $1.00       $1.00

                                                                     _____        _____       ______       ______      ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          3.00%        3.00%        2.96%        3.28%       1.23%(4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .          .70%         .72%         .70%         .70%         .70%(5)

   Ratio of net investment income to average
       net assets  . . . . . . . . . . . . . . . . . . . . .         2.90%        2.92%        2.92%        3.33%        2.11%(5)

   Net Assets, end of period (000's Omitted) . . . . . . . .       $27,301      $19,486      $14,074      $17,764      $1,161

-----------

(1)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
     Fund' s investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.

(2) The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares.
     Effective October 17, 1994, the Fund's Trust shares were reclassified as
     Class R shares.

(3)  Amount represents less than $.001 per share.

(4)  Not annualized.

(5)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Class R Shares
                                                                         _____________________________________________________

                                                                                         Year Ended October 31,
                                                                         _____________________________________________________

PER SHARE DATA:                                                     1998          1997         1996        1995      1994(1,2)

                                                                     _____        _____       ______       ______     _______

   Net asset value, beginning of period  . . . . . . . . . .         $1.00        $1.00        $1.00        $1.00       $1.00

                                                                     _____        _____       ______       ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .031         .032         .031         .034        .023(3)

                                                                     _____        _____       ______       ______      ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.031)       (.031)       (.031)       (.034)      (.023)

   Dividends from net realized gain
       on investments  . . . . . . . . . . . . . . . . . . .         (.000)(4)    (.001)          --           --          --

                                                                     _____        _____       ______       ______      ______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (.031)       (.032)       (.031)       (.034)      (.023)

                                                                     _____        _____       ______       ______      ______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00        $1.00        $1.00        $1.00       $1.00

                                                                     _____        _____       ______       ______      ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          3.21%        3.21%        3.17%        3.48%       2.29%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .50%         .52%         .50%         .50%        .51%(5)

   Ratio of net investment income to average net assets  . .          3.11%        3.10%        3.11%        3.41%       2.30%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $227,639     $194,158     $221,178     $205,373    $205,105

---------

(1)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
     Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.

(2) The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares.
     Effective October 17, 1994, the Fund's Trust shares were reclassified as
     Class R shares.

(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0218.

(4)  Amount represents less than $.001 per share.

(5) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was .61%.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Municipal Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund' s investment objective is to seek income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor Class and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

  (C) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in 2005.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel) . Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies
Fund). These fees and expenses were charged and allocated to each series based
on net assets.   Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  (B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to 25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1998, the Investor shares were charged $48,896 pursuant to the plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time
of    borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $83,700 with a related weighted average annualized interest rate of 6.03%.

DREYFUS MUNICIPAL RESERVES
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the period ended October 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


                  [Dreyfus lion "d" logo]

                  [dreyfus lion logo]

DREYFUS MUNICIPAL RESERVES

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         324/724AR9810

Municipal Reserves

Annual Report

October 31, 1998

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Premier Midcap Stock Fund completed its fiscal year ended October 31, 1998 with performance results that reflected the stock market's extraordinary volatility during the period. The Fund's performance during the period, compared with its benchmark index, is shown below:

                                                               Total Return*

                                                               ____________

      Class A Shares                                              -2.16%

      Class B Shares                                              -3.41%**

      Class C Shares                                              -3.28%**

      Class R Shares                                              -1.88%

      Standard & Poor's MidCap 400 Index (S&P 400)(+)              6.71%
---------------

**Since Inception 1/16/98.

  A major portion of the underperformance occurred during the highly volatile August to October time period, and obviously these returns were disappointing.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard & Poor's Stock Price Index was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was negative 11.84%.(+)(+)

PORTFOLIO FOCUS

  The quantitative process used in the management of the Fund attempts to analyze equity market forces, and then move the portfolio to take advantage of these trends. In the volatile equity market that we have just witnessed, this quantitative process caused the Fund to perform below its long-term trend, and also led to the Fund's below-benchmark performance.

  A more detailed examination of investment performance for the period under review would show that it was negatively impacted by the Fund having an average market capitalization that was slightly below the performance benchmark. This modest exposure was important because of the wide differences in equity returns based on market capitalization. We have just been through a time period where the larger market capitalization companies meaningfully outperformed middle and smaller capitalization firms. Thus, even a modestly below-benchmark average capitalization penalized return.

  The other factor that hurt performance was stock selection, with most of this occurring in the last three months of the period under review. Among the individual stocks that negatively impacted performance during this shorter time period were Bowne & Co., FIRSTPLUS Financial Group, and TJX Cos. Some stocks that positively contributed to return during the fiscal year include Waters,
Danaher    and    Biogen.

  We will continue to use our disciplined investment process to select stocks for the Fund. This process has provided strong returns for the Fund in the past.

               Sincerely,


               [signature logo, John O'Toole]


               John O'Toole

               Portfolio Manager

November 24, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalization generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance.

(+)(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. All indices are unmanaged and include reinvested dividends.

DREYFUS PREMIER MIDCAP STOCK FUND                           OCTOBER 31, 1998
(FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER MIDCAP
     STOCK FUND CLASS R SHARES AND THE STANDARD & POOR'S MIDCAP 400 INDEX

                                    Dollars

$20,942

Dreyfus Premier Midcap Stock Fund (Class R Shares)

$20,616

Standard & Poor's MidCap 400 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns            Actual Aggregate Total Returns
--------------------------------------------------------------------------------

           Class A Shares                          Class B Shares

_______________________________________________________  _______________________


                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                     % Return          Deferred Sales

                        % Return Without    Maximum Initial                                 Assuming No          Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98     Redemption           Redemption*

_____________________    _______________   __________________     _____________________     ____________   ______________________
1 Year                      (2.16)%           (7.79)%            From Inception (1/16/98)      (3.41)%            (7.28)%

From Inception (4/6/94)     17.22             15.71

Actual Aggregate Total Returns                                    Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------------

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

From Inception ( 1/16/98)    (3.28)%          (4.24)%             1 Year                      (1.88)%

                                                                  From Inception (11/12/93)   16.04
------------------------

Effective January 16, 1998, the Fund changed its name from Dreyfus Disciplined Midcap Stock Fund to Dreyfus Premier Midcap Stock Fund. Also, the Fund's Investor shares were redesignated as Class A shares and Class A shares began to be offered with a maximum 5.75% front-end sales load and Restricted shares were redesignated as Class R shares. Additionally, the Fund began offering Class B and Class C shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Midcap Stock Fund on 11/12/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's MidCap 400 Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on
11/12/93.   All  dividends  and  capital  gain  distributions  are  reinvested.
Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Dreyfus Premier Midcap Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's MidCap 400 Index. While the midcap market is the Fund's main focus, the Fund can also invest in other areas, such as stocks of smaller and larger corporations. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall midcap stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER MIDCAP STOCK FUND
(FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-------------------------------------------------------

STATEMENT OF INVESTMENTS OCTOBER 31,1998

Common Stocks--97.5%                                                                                Shares            Value
-------------------------------------------------------

                                                                                                 ____________     _____________
            Basic Industries--6.4%  AptarGroup . . . . . . . . . . . . . . . . . . . . . .             20,300     $     543,025

                                    Ball . . . . . . . . . . . . . . . . . . . . . . . . .             23,200           978,750

                                    Caraustar Industries . . . . . . . . . . . . . . . . .             41,100           976,125

                                    Centex Construction Products . . . . . . . . . . . . .             21,400           719,575

                                    Crompton & Knowles . . . . . . . . . . . . . . . . . .             46,800           751,725

                                    Cytec Industries . . . . . . . . . . . . . . . . . . .             29,800  (a)      715,200

                                    International Specialty Products . . . . . . . . . . .             32,100  (a)      431,344

                                    Rohm & Haas  . . . . . . . . . . . . . . . . . . . . .             38,200         1,289,250

                                    Solutia  . . . . . . . . . . . . . . . . . . . . . . .             37,400           820,462

                                                                                                                  _____________

                                                                                                                      7,225,456

                                                                                                                  _____________


           Capital Spending--23.0%  America Online . . . . . . . . . . . . . . . . . . . .             30,100  (a)    3,824,581

                                    American Power Conversion  . . . . . . . . . . . . . .             14,200  (a)      602,612

                                    Apple Computer . . . . . . . . . . . . . . . . . . . .             15,700  (a)      582,862

                                    Ascend Communications  . . . . . . . . . . . . . . . .             17,200  (a)      829,900

                                    BMC Software . . . . . . . . . . . . . . . . . . . . .             25,300  (a)    1,215,981

                                    Cadence Design Systems . . . . . . . . . . . . . . . .             43,900  (a)      938,363

                                    Computer Task Group  . . . . . . . . . . . . . . . . .             19,400           594,125

                                    Compuware  . . . . . . . . . . . . . . . . . . . . . .             36,100  (a)    1,956,169

                                    Cort Business Services . . . . . . . . . . . . . . . .             28,600  (a)      561,275

                                    DST Systems  . . . . . . . . . . . . . . . . . . . . .             10,100  (a)      505,000

                                    Danaher  . . . . . . . . . . . . . . . . . . . . . . .             17,900           714,881

                                    Gartner Group, Cl. A . . . . . . . . . . . . . . . . .             25,500  (a)      506,813

                                    Graco  . . . . . . . . . . . . . . . . . . . . . . . .             20,200           532,775

                                    Gulfstream Aerospace . . . . . . . . . . . . . . . . .             23,300  (a)    1,031,025

                                    Harte-Hanks Communications . . . . . . . . . . . . . .             20,700           503,269

                                    Hertz, Cl. A . . . . . . . . . . . . . . . . . . . . .             31,100         1,113,769

                                    Ingram Micro, Cl. A  . . . . . . . . . . . . . . . . .             20,500  (a)      932,750

                                    J D Edwards  . . . . . . . . . . . . . . . . . . . . .             12,800  (a)      419,200

                                    Kaydon . . . . . . . . . . . . . . . . . . . . . . . .             14,800           519,850

                                    Leggett & Platt  . . . . . . . . . . . . . . . . . . .             32,100           750,338

                                    NCR  . . . . . . . . . . . . . . . . . . . . . . . . .             17,400  (a)      585,075

                                    Network Associates . . . . . . . . . . . . . . . . . .             20,000  (a)      850,000

                                    Paychex  . . . . . . . . . . . . . . . . . . . . . . .             19,100           950,225

                                    Premark International  . . . . . . . . . . . . . . . .             19,000           602,063

                                    SABRE Group Holdings, Cl. A  . . . . . . . . . . . . .             35,900  (a)    1,352,981

                                    Snyder Communications  . . . . . . . . . . . . . . . .             33,100  (a)    1,181,256

                                    Sterling Software  . . . . . . . . . . . . . . . . . .             30,400  (a)      796,100

                                    Trinity Industries . . . . . . . . . . . . . . . . . .             25,100           931,838

                                                                                                                  _____________

                                                                                                                     25,885,076

                                                                                                                  _____________


          Consumer Cyclical--13.0%  Best Buy . . . . . . . . . . . . . . . . . . . . . . .             11,800  (a)      566,400

                                    Bowne & Co.  . . . . . . . . . . . . . . . . . . . . .             54,200           728,312

                                    Dollar Tree Stores . . . . . . . . . . . . . . . . . .             19,600  (a)      755,825

                                    Federal-Mogul  . . . . . . . . . . . . . . . . . . . .              7,900           428,081

                                    Furniture Brands International . . . . . . . . . . . .             40,700  (a)      875,050

                                    Harley-Davidson  . . . . . . . . . . . . . . . . . . .             23,700           918,375

DREYFUS PREMIER MIDCAP STOCK FUND
(FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER 31, 1998

Common Stocks (continued)                                                                         Shares             Value
------------------------------------------------------------------------------------------

                                                                                                 ____________     _____________

     Consumer Cyclical (continued)  IHOP . . . . . . . . . . . . . . . . . . . . . . . . .             18,000  (a)   $   706,50

                                    King World Productions . . . . . . . . . . . . . . . .             15,600  (a)      409,500

                                    McClatchy Newspapers, Cl. A  . . . . . . . . . . . . .             17,200           583,725

                                    Meritor Automotive . . . . . . . . . . . . . . . . . .             26,400           493,350

                                    Nautica Enterprises  . . . . . . . . . . . . . . . . .             22,700  (a)      469,606

                                    Payless ShoeSource . . . . . . . . . . . . . . . . . .             12,100  (a)      567,944

                                    Pulitzer Publishing  . . . . . . . . . . . . . . . . .             12,200           963,800

                                    Ross Stores  . . . . . . . . . . . . . . . . . . . . .             32,700         1,062,750

                                    Saks . . . . . . . . . . . . . . . . . . . . . . . . .             38,900  (a)      884,975

                                    TJX Cos. . . . . . . . . . . . . . . . . . . . . . . .             76,700         1,452,506

                                    V.F. . . . . . . . . . . . . . . . . . . . . . . . . .             28,800         1,204,200

                                    Washington Post, Cl. B . . . . . . . . . . . . . . . .                400           212,400

                                    Whole Foods Market . . . . . . . . . . . . . . . . . .             14,000  (a)      560,875

                                    Zale . . . . . . . . . . . . . . . . . . . . . . . . .             34,000  (a)      805,375

                                                                                                                  _____________

                                                                                                                     14,649,549

                                                                                                                  _____________


            Consumer Staples--5.0%  Dial . . . . . . . . . . . . . . . . . . . . . . . . .             29,600           815,850

                                    Earthgrains  . . . . . . . . . . . . . . . . . . . . .             17,300           519,000

                                    International Home Foods . . . . . . . . . . . . . . .             32,800  (a)      582,200

                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .             38,500           964,906

                                    Lancaster Colony . . . . . . . . . . . . . . . . . . .             21,700           651,000

                                    Lauder (Estee), Cl. A  . . . . . . . . . . . . . . . .             10,900           714,631

                                    Universal Foods  . . . . . . . . . . . . . . . . . . .             63,400         1,374,987

                                                                                                                  _____________

                                                                                                                      5,622,574

                                                                                                                  _____________


                 Electronics--6.3%  Altera . . . . . . . . . . . . . . . . . . . . . . . .             30,800  (a)    1,282,050

                                    Linear Technology  . . . . . . . . . . . . . . . . . .              9,000           536,625

                                    Maxim Integrated Products  . . . . . . . . . . . . . .             35,200  (a)    1,256,200

                                    QUALCOMM . . . . . . . . . . . . . . . . . . . . . . .              3,900  (a)      216,937

                                    Solectron  . . . . . . . . . . . . . . . . . . . . . .             10,300  (a)      589,675

                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . . .             26,500  (a)    1,457,500

                                    Vitesse Semiconductor  . . . . . . . . . . . . . . . .             21,800  (a)      703,050

                                    Waters . . . . . . . . . . . . . . . . . . . . . . . .             14,300  (a)    1,051,050

                                                                                                                  _____________

                                                                                                                      7,093,087

                                                                                                                  _____________


                      Energy--6.9%  Cliffs Drilling  . . . . . . . . . . . . . . . . . . .             19,300  (a)      441,487

                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .             27,900           988,706

                                    Helmerich & Payne  . . . . . . . . . . . . . . . . . .             28,000           666,750

                                    National Fuel Gas  . . . . . . . . . . . . . . . . . .             24,900         1,176,525

                                    Noble Drilling . . . . . . . . . . . . . . . . . . . .             40,400  (a)      694,375

                                    Questar  . . . . . . . . . . . . . . . . . . . . . . .             35,500           698,906

                                    Rowan Cos. . . . . . . . . . . . . . . . . . . . . . .             30,900  (a)      449,981

                                    Sun  . . . . . . . . . . . . . . . . . . . . . . . . .             41,200         1,413,675

                                    Vastar Resources . . . . . . . . . . . . . . . . . . .             26,200         1,252,687

                                                                                                                  _____________

                                                                                                                      7,783,092

                                                                                                                  _____________


DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------

                                                                                                 ____________     _____________

                 Health Care--9.2%  Arterial Vascular Engineering  . . . . . . . . . . . .             22,500  (a)   $  691,875

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .             30,700  (a)    2,133,650

                                    Biomet . . . . . . . . . . . . . . . . . . . . . . . .             32,700         1,109,756

                                    Elan, A.D.S. . . . . . . . . . . . . . . . . . . . . .             10,000  (a)      700,625

                                    Lincare Holdings . . . . . . . . . . . . . . . . . . .             24,500  (a)      978,469

                                    McKesson . . . . . . . . . . . . . . . . . . . . . . .              9,900           762,300

                                    Rexall Sundown . . . . . . . . . . . . . . . . . . . .             23,800  (a)      426,912

                                    STERIS . . . . . . . . . . . . . . . . . . . . . . . .             60,000  (a)    1,380,000

                                    Watson Pharmaceuticals . . . . . . . . . . . . . . . .             39,200  (a)    2,180,500

                                                                                                                  _____________

                                                                                                                     10,364,087

                                                                                                                  _____________


         Interest Sensitive--13.8%  AFLAC  . . . . . . . . . . . . . . . . . . . . . . . .             22,700           865,437

                                    CMAC Investment  . . . . . . . . . . . . . . . . . . .             14,500           607,188

                                    Centura Banks  . . . . . . . . . . . . . . . . . . . .              9,500           655,500

                                    City National  . . . . . . . . . . . . . . . . . . . .             36,200         1,237,588

                                    Cullen/Frost Bankers . . . . . . . . . . . . . . . . .             17,300           921,225

                                    Dime Bancorp . . . . . . . . . . . . . . . . . . . . .             18,200           433,388

                                    Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .             13,900           480,419

                                    First Tennessee National . . . . . . . . . . . . . . .             34,900         1,105,894

                                    Imperial Bancorp . . . . . . . . . . . . . . . . . . .             25,600  (a)      355,200

                                    Mercantile Bankshares  . . . . . . . . . . . . . . . .             28,300           923,287

                                    Nationwide Financial Services, Cl. A . . . . . . . . .             21,200           879,800

                                    Old Kent Financial . . . . . . . . . . . . . . . . . .             28,900         1,215,606

                                    Old Republic International . . . . . . . . . . . . . .             40,800           775,200

                                    PMI Group  . . . . . . . . . . . . . . . . . . . . . .             18,200           917,963

                                    Regions Financial  . . . . . . . . . . . . . . . . . .             32,100         1,187,700

                                    RenaissanceRe Holdings . . . . . . . . . . . . . . . .              8,500           320,875

                                    T. Rowe Price Associates . . . . . . . . . . . . . . .             32,500         1,155,781

                                    Wilmington Trust . . . . . . . . . . . . . . . . . . .              6,200           341,388

                                    Zions Bancorporation . . . . . . . . . . . . . . . . .             20,800         1,103,700

                                                                                                                  _____________

                                                                                                                     15,483,139

                                                                                                                  _____________


            Mining and Metals--.6%  Cleveland-Cliffs . . . . . . . . . . . . . . . . . . .              5,700           226,219

                                    General Cable  . . . . . . . . . . . . . . . . . . . .             23,400           462,150

                                                                                                                  _____________

                                                                                                                        688,369

                                                                                                                  _____________


              Transportation--1.6%  Alaska Air Group . . . . . . . . . . . . . . . . . . .             14,200  (a)      510,313

                                    Coach USA  . . . . . . . . . . . . . . . . . . . . . .             18,200  (a)      487,988

                                    UAL  . . . . . . . . . . . . . . . . . . . . . . . . .             12,100  (a)      785,744

                                                                                                                  _____________

                                                                                                                      1,784,045

                                                                                                                  _____________


                  Utilities--11.7%  BEC Energy . . . . . . . . . . . . . . . . . . . . . .             44,100         1,750,219

                                    Century Telephone Enterprises  . . . . . . . . . . . .             39,500         2,244,094

                                    Cincinnati Bell  . . . . . . . . . . . . . . . . . . .             12,600           326,812

                                    Commonwealth Energy Systems  . . . . . . . . . . . . .             52,500         1,958,906

                                    IPALCO Enterprises . . . . . . . . . . . . . . . . . .             28,800         1,321,200

DREYFUS PREMIER MIDCAP STOCK FUND
(FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER    31,    1998

Common Stocks (continued)                                                                         Shares              Value
------------------------------------------------------------------------------------------

                                                                                                 ____________     _____________

             Utilities (continued)  Montana Power  . . . . . . . . . . . . . . . . . . . .             23,500     $   1,017,844

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .             34,900         1,529,056

                                    SCANA  . . . . . . . . . . . . . . . . . . . . . . . .             44,200         1,494,514

                                    Sierra Pacific Resources . . . . . . . . . . . . . . .             21,700           790,694

                                    TECO Energy  . . . . . . . . . . . . . . . . . . . . .             24,200           668,525

                                                                                                                  _____________

                                                                                                                     13,101,864

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $108,395,296)  . . . . . . . . . . . . . . .                         $109,680,338

                                                                                                                  =============




                                                                                                  Principal

Short-Term Investments--11.7%                                                                      Amount
-------------------------------------------------------

                                                                                                 ____________

Repurchase Agreements;  Goldman Sachs & Co.,

                                        Tri-Party Repurchase Agreement, 5.38%

                                        dated 10/30/1998 to be repurchased

                                        at $13,176,154 on 11/2/98,

                                        collateralized by $11,962,000 U.S.

                                        Treasury Notes, 6.125% due

                                        8/15/2007, value $13,433,810

                                        (cost $13,170,249) . . . . . . . . . . . . . . . .        $13,170,249     $  13,170,249

                                                                                                                  =============


TOTAL INVESTMENTS (cost $121,565,545). . . . . . . . . . . . . . . . . . . . . . . . . . .             109.2%     $ 122,850,587

                                                                                                      =======     =============


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (9.2%)     $ (10,342,491)

                                                                                                      =======     =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%     $ 112,508,096

                                                                                                      =======     =============





Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value

                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of
                                   Investments (including Repurchase
                                   agreements $13,170,249)--Note 1(c)  . . . . . . . . . .       $121,565,545      $122,850,587

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,068,640

                                 Dividends and interest receivable . . . . . . . . . . . .                              100,234

                                 Receivable for shares of Capital Stock subscribed . . . .                               80,456

                                                                                                                  _____________

                                                                                                                    125,099,917

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               99,308

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                8,053

                                 Payable for investment securities purchased . . . . . . .                           12,277,951

                                 Payable for shares of Capital Stock redeemed  . . . . . .                              206,484

                                 Loan commitment fees payable  . . . . . . . . . . . . . .                                   25

                                                                                                                  _____________

                                                                                                                     12,591,821

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $112,508,096

                                                                                                                  =============



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $114,303,373

                                 Accumulated net realized gain (loss) on investments . . .                           (3,080,319)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                            1,285,042

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $112,508,096

                                                                                                                  =============


                                         NET ASSET VALUE PER SHARE
                                         --------------------------

                                                              Class A           Class B            Class C           Class R

                                                           _____________     _____________      _____________     _____________

Net Assets . . . . . . . . . . . . . . . . . . . . . .       $38,267,105       $16,867,428         $3,485,413       $53,888,150

Shares Outstanding . . . . . . . . . . . . . . . . . .         2,686,558         1,191,571            245,989         3,774,027

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $14.24            $14.16             $14.17            $14.28

                                                                 =======           =======            =======           =======


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends  . . . . . . . . . . . . . . . . .        $     667,231

                                 Interest  . . . . . . . . . . . . . . . . . . . .              153,568

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                                $     820,799

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .              783,685

                                 Distribution and service fees--Note 2(b)  . . . .              120,111

                                 Loan commitment fees--Note 4  . . . . . . . . . .                  223

                                 Interest expense--Note 4  . . . . . . . . . . . .                  202

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .                                      904,221

                                                                                                                   ____________

INVESTMENT (LOSS)--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      (83,422)

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .        $  (3,075,357)

                                 Net realized gain (loss) on financial futures . .              (60,737)

                                                                                           ____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                   (3,136,094)

                                 Net unrealized appreciation (depreciation)
                                    on investments (including $56,175 net
                                    unrealized appreciation on financial futures)  .                                 (5,105,472)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                   (8,241,566)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                                 $ (8,324,988)

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended            Year Ended

                                                                                      October 31, 1998(1,2) October 31, 1997(3)
                                                                                       __________________  ___________________

OPERATIONS:
   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . . . .   $      (83,422)     $        110,541

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .       (3,136,094)            5,918,597

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .       (5,105,472)            3,500,980

                                                                                       ______________         _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .       (8,324,988)            9,530,118

                                                                                       ______________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,238)               (1,586)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (64,231)              (62,895)

   Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1,209,970)             (493,147)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,651,856)           (2,268,268)

                                                                                       ______________         _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (5,930,295)           (2,825,896)

                                                                                       ______________         _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40,740,337             5,620,898

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19,859,177                 --

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,197,511                 --

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       66,281,293            93,962,959

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,166,625               477,790

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,473,465             2,107,559

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (7,916,760)           (3,018,397)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (863,005)              --

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (189,956)              --

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (39,601,301)          (86,087,710)

                                                                                       ______________         _____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .       88,147,386            13,063,099

                                                                                       ______________         _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .       73,892,103            19,767,321

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38,615,993            18,848,672

                                                                                       ______________        ______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  112,508,096        $   38,615,993

                                                                                       ==============        ==============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .        --               $       61,954

                                                                                       ______________         _____________

------------------

(1) Effective January 16, 1998, Investor shares and Restricted shares were redesignated Class A shares and Class R shares, respectively.

(2) The Fund commenced selling Class B and Class C shares on January 16, 1998.

(3) Effective August 15, 1997, Institutional shares and Retail shares were redesignated Investor shares and Restricted shares, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                             Shares

______________________________________

                                                                                            Year Ended            Year Ended

                                                                                       October 31, 1998(1,2)  October 31, 1997(3)

                                                                                        __________________    ___________________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,705,902            331,624

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .          82,408             37,543

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (504,168)          (189,963)

                                                                                            __________         __________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .       2,284,142            179,204

                                                                                            ==========         ==========



  Class B

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,253,924               --

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .          --                   --

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (62,353)              --

                                                                                            __________         __________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .       1,191,571               --

                                                                                            ==========         ==========


  Class C

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         259,755             --

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .            --               --

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (13,766)            --

                                                                                            __________         __________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .         245,989             --

                                                                                            ==========         ==========

   Class R

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,094,892          5,925,097

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .         331,341            165,161

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,517,205)        (5,314,562)

                                                                                            __________         __________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .       1,909,028            775,696

                                                                                            ==========         ==========

------------

(1) Effective January 16, 1998, Investor shares and Restricted shares were redesignated Class A shares and Class R shares, respectively.

(2) The Fund commenced selling Class B and Class C shares on January 16, 1998.

(3) Effective August 15, 1997, Institutional shares and Retail shares were redesignated Investor shares and Restricted shares, respectively.




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class A Shares


                                                                  _______________________________________________________________

                                                                                     Year Ended October 31,

                                                                  _______________________________________________________________

PER SHARE DATA:                                                    1998(1)       1997(2)      1996(3)       1995       1994(4,5)

                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . . .      $17.02       $14.36       $11.92        $ 9.75       $10.00

                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . .        (.01)         .02          .04           .09          .05

   Net realized and unrealized gain (loss) on investments  . .        (.29)        4.79         2.98          2.17         (.26)

                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . . .        (.30)        4.81         3.02          2.26         (.21)

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . .        (.01)        (.01)        (.05)         (.09)        (.04)

   Dividends from net realized gain on investments . . . . . .       (2.47)       (2.14)        (.53)          --            --

                                                                   _______      _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . . .       (2.48)       (2.15)        (.58)         (.09)        (.04)

                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $14.24       $17.02       $14.36        $11.92       $ 9.75

                                                                   =======      =======      =======       =======      =======


TOTAL INVESTMENT RETURN(6) . . . . . . . . . . . . . . . . . .       (2.16%)      38.40%       26.29%        23.39%    (2.06%)(7)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . .        1.35%        1.35%        1.35%         1.35%      .80%(7)

   Ratio of net investment income (loss) to average net assets . .    (.19%)        .16%         .28%          .86%      .42%(7)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .       78.02%       81.87%       90.93%        71.00%    83.00%(7)

   Net Assets, end of period (000's Omitted) . . . . . . . . .     $38,267       $6,847       $3,205        $1,417       $54
------------------------

(1) Effective January 16, 1998, Investor shares were redesignated as Class A shares.

(2) Effective August 15, 1997, Institutional shares were redesignated as
    Investor shares.

(3) Effective July 15, 1996, Investor shares were redesignated as Institutional shares.

(4) The Fund commenced selling Investor shares on April 6, 1994.

(5) Effective October 17, 1994, The Dreyfus Corporation began serving as the
    Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
    served as the Fund's investment manager.

(6) Exclusive of sales load.

(7) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                   Class B Shares             Class C Shares

                                                                   ________________           ________________

                                                                      Year Ended                 Year Ended

PER SHARE DATA:                                                   October 31, 1998(1)         October 31, 1998(1)

                                                                  __________________          __________________

   Net asset value, beginning of period  . . . . . . . . . . . .       $14.65                       $14.65

                                                                       _______                     _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . .         (.06)                        (.06)

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . .         (.43)                        (.42)

                                                                       _______                     _______

   Total from Investment Operations  . . . . . . . . . . . . . .         (.49)                        (.48)

                                                                       _______                     _______

   Net asset value, end of period  . . . . . . . . . . . . . . .       $14.16                       $14.17

                                                                       =======                     =======


TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . .        (3.41%)(3)                   (3.28%)(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . .         1.66%(3)                     1.66%(3)

   Ratio of net investment (loss) to average net assets  . . . .         (.77%)(3)                    (.77%)(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .        78.02%(3)                    78.02%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . .      $16,867                       $3,485
------------------------

(1)  From January 16, 1998 (commencement of initial offering) to October 31, 1998.

(2)  Exclusive of sales load.

(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                            Class R Shares


                                                                  ______________________________________________________________

                                                                                         Year Ended October 31,


                                                                  ______________________________________________________________

PER SHARE DATA:                                                   1998(1)      1997(2)      1996(3)       1995       1994(4,5)

                                                                  _______      _______      _______      _______      _______

   Net asset value, beginning of period  . . . . . . . . . . .     $17.03       $14.36       $11.92       $ 9.76       $10.00

                                                                  _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . .        .01          .05          .07          .12        .09(6)

   Net realized and unrealized gain (loss) on investments  . .       (.26)        4.80         2.98         2.16         (.27)

                                                                  _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . . .       (.25)        4.85         3.05         2.28         (.18)

                                                                  _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . .       (.03)        (.04)        (.08)        (.12)        (.06)

   Dividends from net realized gain on investments . . . . . .      (2.47)       (2.14)        (.53)         --            --

                                                                  _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . . .      (2.50)       (2.18)        (.61)        (.12)        (.06)

                                                                  _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .       $14.28       $17.03       $14.36       $11.92       $ 9.76

                                                                  =======      =======      =======      =======      =======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . .      (1.88%)      38.88%       26.61%       23.57%      (1.77%)(7)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . .       1.10%        1.10%        1.10%        1.10%       1.13%(7,8)

   Ratio of net investment income to average net assets  . . .        .05%         .42%         .57%        1.11%      .   95%(7)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .      78.02%       81.87%       90.93%       71.00%       83.00%(7)

   Net Assets, end of period (000's Omitted) . . . . . . . . .    $53,888      $31,769      $15,644      $12,129      $18,169
-------------------------

(1) Effective January 16, 1998, Restricted shares were redesignated as Class R shares.

(2) Effective August 15, 1997, Retail shares were redesignated as Restricted shares.

(3)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.

(4)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
     Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.

(5) The Fund commenced operations on November 12, 1993. Any shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective
     October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

(6) Net investment income before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was $.06.

(7)  Not annualized.

(8) Net annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.48%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Midcap Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  On November 20, 1997, shareholders approved a reorganization, effective January 16, 1998, in which the Fund's name was changed to Dreyfus Premier Midcap Stock Fund. Former Investor shares have been redesignated as Class A shares, former Restricted shares have been redesignated as Class R shares and the Fund added Class B and Class C shares.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 288 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class R shares (66 million shares authorized) . Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, (except that former holders of Investor shares will continue to be eligible to purchase Class A shares at NAV, without an initial sales charge). Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, (except that holders of former Restricted shares will continue to be eligible to purchase those shares) and bear no distribution or service fees. Class R shares are offered without a front end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Prior to January 16, 1998, the Fund offered two classes of shares: Investor (22 million shares authorized) and Restricted (66 million shares authorized). Investor shares were offered to any investor and Resticted shares were limited to purchases by bank trust departments and other financial services providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institutions, or to customers who had received and held shares of the Fund distributed to them by virtue of such an account or relationship. Effective December 1, 1997, the Fund no longer offers Restricted shares for new accounts. Other differences between the classes included the services offered to and the expenses borne by each class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1998, there were no financial futures contracts outstanding.

  (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net, and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $2,977,000 available for Federal income tax purposes to be applied against future net security profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  During the period ended October 31, 1998, the Fund reclassified $89,937 from accumulated investment loss to paid-in-capital. Net assets were not affected by this reclassification.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the"Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses were charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds, Inc. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund.) . These fees and expenses were allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained 13,831 during the period ended October 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Fund's Distribution Plan (the " Plan" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor and Dreyfus Service Corporation, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK FUND)
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  providing services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period January 16, 1998 through October 31, 1998, Class A, Class B and Class C shares were charged $33,211, $51,095 and $10,843, respectively, pursuant to the Plan and Class B and Class C shares were charged $17,032 and $3,614, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Prior to January 16, 1998, under a previous Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Investor shares paid annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bore no distribution fee. During the period from November 1, 1997 to January 15, 1998, Investor shares were charged $4,316 pursuant to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1998, amounted to $135,566,404 and $53,292,409, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments was $1,285,042, consisting of $9,321,496 gross unrealized appreciation and $8,036,454 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $3,600, with a related weighted average annualized interest rate of 5.67%.


DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Midcap Stock Fund of The Dreyfus Laurel/Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998



DREYFUS PREMIER MIDCAP STOCK FUND (FORMERLY DREYFUS DISCIPLINED MIDCAP STOCK
FUND)
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $1.773 per share as a long-term capital gain distribution paid on December 15, 1997.

  The Fund also designates 19.565% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deductions. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.



DREYFUS PREMIER MIDCAP

STOCK FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         330/730AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                    MIDCAP

                                  STOCK FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                            [Logo]       (reg.tm)



DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for the Dreyfus Premier Balanced Fund for the 12-month period ended October 31, 1998. During this period, your Fund provided positive total returns, even though general market conditions were very difficult in late summer and early fall. The Fund's performance for each share class during the reporting period is shown in the following table:

                                                            Total Return*
                                                            ____________

      Class A Shares                                           16.06%

      Class B Shares                                           15.20%

      Class C Shares                                           15.24%

      Class R Shares                                           16.37%

      Hybrid Index **                                          16.86%

  The Fund' s Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index (S& P 500) and 40% Lehman Brothers Intermediate Government/ Corporate Bond Index. The total returns for the S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index for the same period were 22.01% and 9.12%, respectively.***

  The Fund's returns were favorable relative to its peer group, and every share class for the Fund was ranked in the top 10% of all Balanced Funds in the Lipper Universe for the one-year period ended October 31, 1998. Of course, past performance is no guarantee of future results.(+)

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the S&P 500 Index was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index returned 24.64% and the Russell 1000 Value Index returned 14.83% . The return on the Russell Midcap Index was 4.46% while the small-cap Russell 2000 Index return was -11.84%.(+)(+)

  With respect to the fixed-income market, the reporting period was highlighted by an unprecedented bond market rally from mid-August through early October. The 10-year U.S. Treasury note, which began the period with a yield of 5.67%, reached a low of 4.16% by October 5. In spite of the increase in yield during the latter part of October, the yield on the 10-year U.S. Treasury Note ended the reporting period a full 107 basis points lower with a yield of 4.60%. The pronounced drop in yields of U.S. Treasury securities during this period was due to an event known as investor "flight to quality." This phenomenon occurred because investors were fearful of the volatile financial markets throughout the world and purchased U.S. Treasury securities as a safe haven investment.

  The sharp selloff in the stock market affected the corporate bond market as well. Uncertainty as to how a slowdown in global economic growth would effect prospects for the U.S. economy drove yield spreads on corporate securities wider. Quality spreads among corporate securities increased most dramatically as investors sought to buy higher quality securities with less risk of underperformance in a volatile market environment. For the reporting period, corporate securities with a AA rating had a total return of 4.87%, outperforming
corporate   securities   with   a   BBB  rating,  which  only  returned  2.46%

  In a surprise announcement on October 15, the Federal Reserve lowered the Fed Funds rate from 5.25% to 5.00% . With this announcement investor fears were calmed and subsequently the bond market gave up some of its flight-to-quality gains. In spite of the end-of-period selloff, the bond yields had reached multiyear lows. Importantly, the benchmark 30-year bond established new historical lows, trading as low as 4.72%.

PORTFOLIO FOCUS -- EQUITIES

  The Fund was underweighted in equities in relation to its normal 60% position during the August stock market downturn. In September and again in October, the Fund increased its equity exposure in recognition of the subsequent attractive valuation levels. As of October 31, the effective asset mix was 51.9% equity, 39.7% fixed income, and 8.4% cash equivalents. The Fund's strategic asset class shifts made during the quarter provided investment returns well above those of the benchmark.

  For the fiscal year, the equity component of the Fund modestly lagged the performance of the S&P 500 as the market's returns were highly concentrated in large capitalization growth stocks. The utility and health care sectors provided the highest returns for the Fund as high levels of market volatility caused a rotation into these defensive areas of the market. The returns of the energy sector detracted from performance due to the uncertainty surrounding oil prices. As market volatility continues, we are maintaining our equity emphasis on a broadly diversified, large capitalization approach with exposure to all economic sectors.

PORTFOLIO    FOCUS    --    FIXED-INCOME

  The duration of the Fund's fixed-income securities was neutral to that of the Lehman Brothers Intermediate Government/Corporate Bond Index throughout the reporting period. Earlier in the year we enhanced the income component of the Fund by increasing the Fund's holding of high quality asset backed securities to 5% . During August the sensitivity of the Fund's overall position in corporate securities was pared back to 18% from 25% of the portfolio versus an overall corporate exposure of 25% for the benchmark. Our efforts to reposition the Fund' s corporate allocation to be more defensive and of a higher quality than
the    benchmark    index    proved    fruitful.

               Sincerely,



          [Ronald P. GalaLaurie Carroll signature]


          Ronald P. GalaLaurie Carroll

               Portfolio Managers

November 25, 1998

New York, N.Y.

*Under normal circumstances, the Fund invests approximately 60% of its assets in common stocks and 40% of its assets in bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60% , and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.

**Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

***SOURCE: (1) LIPPER ANALYTICAL SERVICES -- The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. (2) LEHMAN BROTHERS -- The Lehman Brothers Intermediate
Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1 - 10 years. Reflects reinvestment of dividends and capital gains.

(+) SOURCE: LIPPER ANALYTICAL SERVICES. For the one-year period ended 10/31/98, there were 393 funds in the Lipper Balanced Funds category. The Fund's Class A, Class B, Class C and Class R shares were ranked 30, 40, 38 and 26, respectively. For the three-year period ended 10/31/98, the Fund's Class A, Class B, Class C and Class R shares were ranked 7, 18, 16 and 6, respectively, out of 277 funds. Performance shown does not reflect sales loads. Had they been reflected,
performance    would    have    been    lower.

(+)(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 2000 Index is a widely accepted unmanaged index composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.



DREYFUS PREMIER BALANCED FUND                                OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER BALANCED FUND CLASS R SHARES WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
 THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX, THE LIPPER
                    BALANCED FUNDS INDEX AND A HYBRID INDEX

                                    Dollars

$26,593

Standard & Poor's 500 Composite Stock Price Index*

$21,644

Dreyfus Premier Balanced Fund (Class R Shares)

$20,687

Hybrid Index***

$18,044

Lipper Balanced Funds Index*

$13,791

Lehman Brothers Intermediate Government/Corporate Bond Index**

* Source: Lipper Analytical Services, Inc.

**  Source: Lehman Brothers

***  Source: Lipper Analytical Services, Inc. and Lehman Brothers
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Balanced Fund on 9/15/93 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lipper Balanced Funds Index and a Hybrid Index, which are described below. For comparative purposes, the value of each Index on 8/31/93 is used as the beginning value on 9/15/93. All dividends and capital gain distributions are reinvested. The Hybrid Index is calculated on a year-to-year basis. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

Dreyfus Premier Balanced Fund invests in common stocks and bonds. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The Lipper Balanced Funds Index is an equally-weighted performance index, adjusted for capital gain distributions and income dividends of the largest qualifying funds in this investment objective. The Indices do not take into account charges, fees and other expenses. The Hybrid Index is composed of 60% Standard & Poor' s 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Fund' s total assets are allocated approximately 60% to common stocks and 40% to bonds; however, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS PREMIER BALANCED FUND                                OCTOBER 31, 1998
-----------------------------------------------------------------------------


 Average Annual Total Returns
-----------------------------------------------------------------------------

                                                Class A Shares
__________________________________________________________________________________________________________________

                                                                                     % Return

                                                                                    Reflecting

                                               % Return Without                   Maximum Initial

Period Ended 10/31/98                           Sales Charge                    Sales Charge (5.75%)
_____________________                          _______________                  ____________________
1 Year                                             16.06%                               9.36%

From Inception (4/14/94)                           18.79                               17.26


                                               Class B Shares
__________________________________________________________________________________________________________________

                                                                                 % Return Reflecting

                                                                                     Applicable

                                                                                     Contingent

                                                 % Return                           Deferred Sales

                                                Assuming No                          Charge Upon

Period Ended 10/31/98                            Redemption                           Redemption*
_____________________                        ____________________               ____________________

1 Year                                             15.20%                              11.28%

From Inception (12/19/94)                         20.79                                20.33


                                               Class C Shares
__________________________________________________________________________________________________________________

                                                                                 % Return Reflecting

                                                                                     Applicable

                                                                                     Contingent

                                                 % Return                           Deferred Sales

                                                Assuming No                          Charge Upon

Period Ended 10/31/98                            Redemption                           Redemption**
_____________________                        ____________________               ____________________

1 Year                                             15.24%                              14.26%

From Inception (12/19/94)                          20.87                               20.87

                               Class R Shares

__________________________________________________________________________________________________________________

Period Ended 10/31/98
_____________________

1 Year                                             16.37%

5 Years                                            16.28

From Inception (9/15/93)                           16.24

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--51.9%                                                                                 Shares          Value
-------------------------------------------------------                                           ___________     _____________
            Basic Industries--2.1%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .             29,700     $   1,156,444

                                    Dow Chemical . . . . . . . . . . . . . . . . . . . . .             15,600         1,460,550

                                    Fort James . . . . . . . . . . . . . . . . . . . . . .             30,900         1,245,656

                                    PPG Industries . . . . . . . . . . . . . . . . . . . .             20,700         1,183,781

                                    Rohm & Haas  . . . . . . . . . . . . . . . . . . . . .             26,700           901,125

                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .              6,600           359,287

                                    USG  . . . . . . . . . . . . . . . . . . . . . . . . .              9,000           429,188

                                                                                                                  _____________

                                                                                                                      6,736,031

                                                                                                                  _____________


           Capital Spending--12.7%  America Online . . . . . . . . . . . . . . . . . . . .              9,000         1,143,562

                                    Caterpillar  . . . . . . . . . . . . . . . . . . . . .             34,200         1,539,000

                                    Cisco Systems  . . . . . . . . . . . . . . . . . . (a)             28,800         1,814,400

                                    Dell Computer  . . . . . . . . . . . . . . . . . . (a)             36,000         2,362,500

                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . (a)             36,300         2,336,813

                                    General Electric . . . . . . . . . . . . . . . . . . .             34,200         2,992,500

                                    HBO & Co . . . . . . . . . . . . . . . . . . . . . . .             22,500           590,625

                                    Honeywell  . . . . . . . . . . . . . . . . . . . . . .              6,600           527,175

                                    Ingersoll-Rand . . . . . . . . . . . . . . . . . . . .             48,900         2,469,450

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             46,500         4,147,219

                                    International Business Machines  . . . . . . . . . . .             23,400         3,473,437

                                    Lexmark International Group, Cl. A . . . . . . . . (a)             21,000         1,468,688

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .             24,600         1,972,612

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . (a)             51,000         5,399,625

                                    Oracle . . . . . . . . . . . . . . . . . . . . . . (a)             99,900         2,953,294

                                    Sun Microsystems . . . . . . . . . . . . . . . . . (a)             28,200         1,642,650

                                    Sundstrand . . . . . . . . . . . . . . . . . . . . . .              4,000           187,750

                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . (a)             27,900         1,534,500

                                    Tyco International . . . . . . . . . . . . . . . . . .             27,900         1,728,056

                                                                                                                  _____________

                                                                                                                     40,283,856

                                                                                                                  _____________


           Consumer Cyclical--6.3%  American Greetings, Cl. A  . . . . . . . . . . . . . .              9,600           385,200

                                    Carnival . . . . . . . . . . . . . . . . . . . . . . .             18,900           611,887

                                    Chrysler . . . . . . . . . . . . . . . . . . . . . . .             25,500         1,227,188

                                    Clear Channel Communications . . . . . . . . . . . (a)             35,100         1,599,244

                                    Federal-Mogul  . . . . . . . . . . . . . . . . . . . .             11,700           633,994

                                    Federated Department Stores  . . . . . . . . . . . (a)             35,700         1,372,219

                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .             35,700         1,936,725

                                    Gannett  . . . . . . . . . . . . . . . . . . . . . . .             16,200         1,002,375

                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .             22,500         1,352,813

                                    K mart     . . . . . . . . . . . . . . . . . . . . (a)             39,000           550,875

                                    Promus Hotel . . . . . . . . . . . . . . . . . . . . .             12,300           392,062

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . (a)             37,500         1,792,969

                                    Sears, Roebuck & Co  . . . . . . . . . . . . . . . . .             17,400           781,913

                                    TJX    . . . . . . . . . . . . . . . . . . . . . . . .             64,800         1,227,150

                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .             12,600         1,169,437

                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . (a)             11,700           543,319

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .             51,900         3,581,100

                                                                                                                  _____________

                                                                                                                     20,160,470

                                                                                                                  _____________

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                            Shares           Value
-------------------------------------------------------                                           ___________     _____________

            Consumer Staples--5.4%  Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .             32,700     $   2,211,337

                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .             27,600           760,725

                                    Eastman Kodak  . . . . . . . . . . . . . . . . . . . .             19,500         1,511,250

                                    General Mills  . . . . . . . . . . . . . . . . . . . .             22,500         1,653,750

                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .             10,500           263,156

                                    Newell     . . . . . . . . . . . . . . . . . . . . . .             27,000         1,188,000

                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .             44,700         2,285,288

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .             36,600         3,252,825

                                    Ralston-Ralston Purina Group . . . . . . . . . . . . .             40,800         1,361,700

                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .             11,400           680,437

                                    Unilever N.V . . . . . . . . . . . . . . . . . . . . .             19,500         1,467,375

                                    Wrigley, (Wm.) Jr  . . . . . . . . . . . . . . . . . .              5,100           412,781

                                                                                                                  _____________

                                                                                                                     17,048,624

                                                                                                                  _____________


                      Energy--3.9%  Ashland  . . . . . . . . . . . . . . . . . . . . . . .             11,400           548,625

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .             32,400         1,142,100

                                    Columbia Energy Group  . . . . . . . . . . . . . . . .             15,300           885,487

                                    Diamond Offshore Drilling  . . . . . . . . . . . . . .             14,400           441,900

                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .             20,400           722,925

                                    Exxon    . . . . . . . . . . . . . . . . . . . . . . .             58,800         4,189,500

                                    Phillips Petroleum . . . . . . . . . . . . . . . . . .             28,800         1,245,600

                                    Sun  . . . . . . . . . . . . . . . . . . . . . . . . .             20,400           699,975

                                    Texaco     . . . . . . . . . . . . . . . . . . . . . .             34,800         2,064,075

                                    Tosco    . . . . . . . . . . . . . . . . . . . . . . .             13,800           387,263

                                                                                                                  _____________

                                                                                                                     12,327,450

                                                                                                                  _____________


                 Health Care--6.6%  Abbott Laboratories  . . . . . . . . . . . . . . . . .             73,800         3,463,987

                                    American Home Products . . . . . . . . . . . . . . . .             14,400           702,000

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . (a)             24,000         1,885,500

                                    Biomet     . . . . . . . . . . . . . . . . . . . . . .             21,000           712,688

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .             22,800         2,520,825

                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .             13,800         1,055,700

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .             36,000         2,934,000

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .             20,100         1,626,844

                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .             31,800         3,271,425

                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .             38,100         2,986,087

                                                                                                                  _____________

                                                                                                                     21,159,056

                                                                                                                  _____________


          Interest Sensitive--8.6%  Allstate . . . . . . . . . . . . . . . . . . . . . . .             36,600         1,576,087

                                    Ambac Financial Group  . . . . . . . . . . . . . . . .             18,300         1,064,831

                                    American Express . . . . . . . . . . . . . . . . . . .             13,800         1,219,575

                                    Bank One . . . . . . . . . . . . . . . . . . . . . . .             38,400         1,876,800

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .             52,098         2,992,358

                                    Bear Stearns . . . . . . . . . . . . . . . . . . . . .             27,300           974,269

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .             49,500         2,812,219

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .             10,500           765,844

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .             25,500         1,200,094

                                    Comerica . . . . . . . . . . . . . . . . . . . . . . .             24,900         1,606,050

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                            Shares           Value
-------------------------------------------------------                                           ___________     _____________

    Interest Sensitive (continued)  Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .             12,300   $       425,119

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .             24,000         1,834,500

                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .             19,800         1,402,088

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .             46,200         1,845,112

                                    Golden West Financial  . . . . . . . . . . . . . . . .              8,100           734,569

                                    MGIC Investment  . . . . . . . . . . . . . . . . . . .             13,500           526,500

                                    SLM Holding  . . . . . . . . . . . . . . . . . . . . .             37,200         1,490,325

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .             24,300         1,713,150

                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .             18,900         1,317,094

                                                                                                                  _____________

                                                                                                                     27,376,584

                                                                                                                  _____________


            Mining and Metals--.4%  Aluminum Company of America  . . . . . . . . . . . . .             10,500           832,125

                                    USX-U.S. Steel Group . . . . . . . . . . . . . . . . .             16,800           390,600

                                                                                                                  _____________

                                                                                                                      1,222,725

                                                                                                                  _____________


               Transportation--.6%  AMR  . . . . . . . . . . . . . . . . . . . . . . . (a)             15,000         1,005,000

                                    Burlington Northern Santa Fe . . . . . . . . . . . . .             31,800           981,825

                                                                                                                  _____________

                                                                                                                      1,986,825

                                                                                                                  _____________


                   Utilities--5.3%  AT&T . . . . . . . . . . . . . . . . . . . . . . . . .             46,500         2,894,625

                                    AirTouch Communications  . . . . . . . . . . . . . (a)             31,800         1,780,800

                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .             66,300         3,576,056

                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .             35,400         2,825,362

                                    Consolidated Edison  . . . . . . . . . . . . . . . . .             23,700         1,187,962

                                    FPL Group  . . . . . . . . . . . . . . . . . . . . . .             26,400         1,651,650

                                    FirstEnergy  . . . . . . . . . . . . . . . . . . . . .             20,400           612,000

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .             30,900         1,707,225

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .             11,400           499,463

                                                                                                                  _____________

                                                                                                                     16,735,143

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $137,195,979)  . . . . . . . . . . . . . . .                         $165,036,764

                                                                                                                  _____________



                                                                                                   Principal

Bonds & Notes--39.7%                                                                                Amount
-------------------------------------------------------                                          ____________

                      Finance--4.8% ABN Amro Bank, Sub. Notes,

                                        7.55%, 6/28/2006 . . . . . . . . . . . . . . . . .      $     700,000   $       759,299

                                    American Express Credit Account Master Trust,

                                        Asset Backed Ctfs., Ser. 1997-1, Cl. A,

                                        6.40%, 4/15/2005 . . . . . . . . . . . . . . . . .          2,500,000         2,608,247

                                    Citibank Credit Card Master Trust,

                                        Asset Backed Ctfs., Ser. 1998-1, Cl. A,

                                        5.75%, 1/15/2003 . . . . . . . . . . . . . . . . .          4,500,000         4,555,957

                                    Citicorp, Sr. Notes,

                                        6.60%, 8/1/2000  . . . . . . . . . . . . . . . . .          2,000,000         2,035,590

                                    General Motors Acceptance, Notes,

                                        6.625%, 10/1/2002  . . . . . . . . . . . . . . . .          2,000,000         2,092,500

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                    Principal

Bonds & Notes (continued)                                                                            Amount          Value
-------------------------------------------------------                                           ___________     _____________

           Finance (continued)      Household Finance, Notes,

                                        6.75%, 6/1/2000  . . . . . . . . . . . . . . . . .       $  2,000,000    $    2,034,233

                                    Republic New York, Deb.,

                                        9.75%, 12/1/2000 . . . . . . . . . . . . . . . . .          1,000,000         1,092,577

                                                                                                                  _____________

                                                                                                                     15,178,403

                                                                                                                  _____________


            Industrial--4.1%        Aesop Funding, Notes,

                                        6.40%, 10/20/2003  . . . . . . . . . . . . . . . .          2,000,000         2,065,672

                                    Amoco, Notes,

                                        6.25%, 10/15/2004  . . . . . . . . . . . . . . . .          1,500,000         1,584,304

                                    Campbell Soup, Bonds,

                                        6.15%, 12/1/2002 . . . . . . . . . . . . . . . . .          3,000,000         3,118,695

                                    duPont (E.I.) de Nemours & Co., Notes,

                                        6.50%, 9/1/2002  . . . . . . . . . . . . . . . . .          3,000,000         3,164,088

                                    Norfolk Southern, Notes,

                                        6.70%, 5/1/2000  . . . . . . . . . . . . . . . . .          2,000,000         2,044,406

                                    Procter & Gamble, Deb.,

                                        8.00%, 11/15/2003  . . . . . . . . . . . . . . . .          1,000,000         1,131,583

                                                                                                                  _____________

                                                                                                                     13,108,748

                                                                                                                  _____________



       Utilities--.4%               MCI WorldCom, Sr. Notes,

                                        6.40%, 8/15/2005 . . . . . . . . . . . . . . . . .          1,250,000         1,301,075

                                                                                                                  _____________


U.S. Government &

      Agencies--30.4%               Federal Home Loan Banks;

                                        5.61%, 6/22/2001 . . . . . . . . . . . . . . . . .          7,700,000         7,865,573

                                    Federal Home Loan Mortgage;

                                        5.40%, 11/1/2000 . . . . . . . . . . . . . . . . .            500,000           500,000

                                    Federal National Mortgage Association:

                                        5.30%, 12/10/1998  . . . . . . . . . . . . . . . .          1,000,000         1,000,031

                                        6.64%, 7/2/2007  . . . . . . . . . . . . . . . . .          2,000,000         2,180,134

                                    U.S. Treasury Bonds:

                                        11.625%, 11/15/2002  . . . . . . . . . . . . . . .            500,000           631,375

                                        12.375%, 5/15/2004 . . . . . . . . . . . . . . . .          5,000,000         6,901,300

                                    U.S. Treasury Notes:

                                        8.00%, 8/15/1999 . . . . . . . . . . . . . . . . .          1,800,000         1,849,716

                                        5.875%, 2/15/2000  . . . . . . . . . . . . . . . .          3,300,000         3,365,703

                                        8.50%, 2/15/2000 . . . . . . . . . . . . . . . . .          5,000,000         5,256,750

                                        6.875%, 3/31/2000  . . . . . . . . . . . . . . . .          3,000,000         3,103,140

                                        6.25%, 8/31/2000 . . . . . . . . . . . . . . . . .          5,710,000         5,906,139

                                        5.75%, 10/31/2000  . . . . . . . . . . . . . . . .          1,200,000         1,233,600

                                        5.625%, 11/30/2000 . . . . . . . . . . . . . . . .          2,900,000         2,975,429

                                        5.50%, 12/31/2000  . . . . . . . . . . . . . . . .          1,400,000         1,434,790

                                        6.25%, 10/31/2001  . . . . . . . . . . . . . . . .          4,300,000         4,528,287

                                        5.875%, 11/30/2001 . . . . . . . . . . . . . . . .          5,300,000         5,531,716

                                        6.625%, 3/31/2002  . . . . . . . . . . . . . . . .          5,000,000         5,350,050

                                        6.25%, 8/31/2002 . . . . . . . . . . . . . . . . .          4,500,000         4,789,845

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                    Principal

Bonds & Notes (continued)                                                                            Amount          Value
-------------------------------------------------------                                           ___________     _____________

               U.S. Government &     U.S. Treasury Notes (continued):

              Agencies (continued)      5.50%, 2/28/2003 . . . . . . . . . . . . . . . . .       $  6,000,000    $    6,269,040

                                        7.25%, 5/15/2004 . . . . . . . . . . . . . . . . .          1,000,000         1,136,010

                                        7.50%, 2/15/2005 . . . . . . . . . . . . . . . . .          3,000,000         3,485,880

                                        7.00%, 7/15/2006 . . . . . . . . . . . . . . . . .          5,000,000         5,759,800

                                        6.25%, 2/15/2007 . . . . . . . . . . . . . . . . .          3,700,000         4,102,893

                                        6.625%, 5/15/2007  . . . . . . . . . . . . . . . .          3,500,000         3,974,425

                                        6.125%, 8/15/2007  . . . . . . . . . . . . . . . .          1,200,000         1,325,448

                                        5.625%, 5/15/2008  . . . . . . . . . . . . . . . .          6,000,000         6,465,480

                                                                                                                  _____________

                                                                                                                     96,922,554

                                                                                                                  _____________

                                    TOTAL BONDS & NOTES

                                        (cost $122,154,737)  . . . . . . . . . . . . . . .                         $126,510,780

                                                                                                                  _____________



Short-Term Investments--7.8%
-------------------------------------------------------

          Repurchase Agreement--6.9%  Goldman Sachs & Co.,Tri-Party Repurchase

                                        Agreement, 5.38% dated 10/30/1998,

                                        due 11/2/1998 in the amount of

                                        $21,898,712 (fully collateralized by

                                        $8,946,000 U.S. Treasury Notes, 6.25%,

                                        8/31/2000, and $11,548,000 U.S.Treasury Notes,

                                        6.125%, 8/15/2007, value $22,327,641)  . . . . . .        $21,888,898      $ 21,888,898

                                                                                                                  _____________


           U.S. Treasury Bill--.9%  4.75%, 12/10/1998  . . . . . . . . . . . . . . . . (b)          3,000,000         2,987,610

                                                                                                                  _____________


                      TOTAL SHORT-TERM INVESTMENTS

                                        (cost $24,873,825) . . . . . . . . . . . . . . . .                         $ 24,876,508

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $284,224,   541) . . . . . . . . . . . . . . . . . . . . . . . . .              99.4%      $316,424,052

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .6%     $    1,815,674

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $318,239,726

                                                                                                      _______     _____________




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

(b) Held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

  STATEMENT OF FINANCIAL FUTURES                               OCTOBER 31, 1998


                                                                                                                  Unrealized

                                                                            Market Value                         Appreciation

                                                                               Covered                          (Depreciation)

Financial Futures Sold                                      Contracts       by Contracts        Expiration        at 10/31/98

                                                            ________         ___________         _________       ____________
5 Year U.S. Treasury Notes . . . . . . . . . . . . . . .       296          $(33,933,625)      December '98       $  (110,921)

Financial Futures Purchased

Standard & Poor's 500. . . . . . . . . . . . . . . . . .       166           45,865,800        December '98         3,740,475

                                                                                                                  ___________

                                                                                                                   $3,629,554

                                                                                                               ___________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost            Value
                                                                                                _____________    ______________
ASSETS:                          Investments in securities--See Statement of
                                    Investments--Note 1(c) . . . . . . . . . . . . . . . .       $284,224,541      $316,424,052

                                 Dividends and interest receivable . . . . . . . . . . . .                            2,486,664

                                 Receivable for shares of Capital Stock subscribed . . . .                              740,304

                                 Receivable for futures variation margin--Note 1(d)  . . .                              564,550

                                                                                                                 ______________

                                                                                                                    320,215,570

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              261,945

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               57,768

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            1,604,149

                                 Payable for shares of Capital Stock redeemed  . . . . . .                               51,982

                                                                                                                 ______________

                                                                                                                      1,975,844

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $318,239,726

                                                                                                                 ______________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $262,795,912

                                 Accumulated undistributed investment income--net  . . . .                            1,757,367

                                 Accumulated net realized gain (loss) on investments . . .                           17,857,382

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $3,629,554 net unrealized
                                   appreciation on financial futures)--Note 3  . . . . . .                           35,829,065

                                                                                                                 ______________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $318,239,726

                                                                                                                 ______________



                                                    NET ASSET VALUE PER SHARE
                                     ------------------------------------------------------------

                                                             Class A           Class B            Class C           Class R
                                                          ______________   _______________  ______________       ______________

Net Assets . . . . . . . . . . . . . . . . . . . . . .     $  40,779,669     $  62,323,963     $    8,004,307      $207,131,787

Shares Outstanding . . . . . . . . . . . . . . . . . .         2,741,238         4,203,938            538,184        13,919,577

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $14.88            $14.83             $14.87            $14.88

                                                                 _______           _______            _______           _______




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998


INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . .         $  7,536,043

                                 Cash dividends (net of $5,306 foreign taxes
                                     withheld at source  . . . . . . . . . . . . .            1,714,799

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                               $  9,250,842

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .            2,497,384

                                 Distribution and service fees--Note 2(b)  . . . .              552,563

                                 Loan commitment fees--Note 4  . . . . . . . . . .                1,057

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .                                  3,051,004

                                                                                                                _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  6,199,838

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .          $14,953,788

                                 Net realized gain (loss) on financial futures . .            3,217,033

                                                                                           ____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                 18,170,821

                                 Net unrealized appreciation (depreciation) on
                                    investments (including $3,394,116 net
                                    unrealized appreciation on financial futures)  .                               12,885,989

                                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 31,056,810

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $37,256,648

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended           Year Ended

                                                                                          October 31, 1998     October 31, 1997
                                                                                          ________________       ______________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    6,199,838       $    3,919,760

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            18,170,821           27,525,071

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .            12,885,989            5,329,817

                                                                                            ______________        _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .            37,256,648           36,774,648

                                                                                            ______________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (533,044)            (154,567)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (701,190)            (141,872)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (70,788)              (5,342)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,618,084)          (2,982,255)

   Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (2,098,834)            (682,485)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,236,067)            (971,412)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (300,306)             (32,594)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (20,836,393)         (12,818,245)

                                                                                            ______________        _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (33,394,706)         (17,788,772)

                                                                                            ______________        _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            26,608,304            7,863,931

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            32,650,743           18,369,500

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,817,624            1,756,607

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           104,742,971           69,950,474

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,423,236              760,627

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,051,465              871,660

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               282,986               31,235

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            25,416,979           15,788,268

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (3,869,815)          (1,580,413)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,536,684)          (1,697,888)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (415,387)            (167,194)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (73,043,662)         (82,080,975)

                                                                                            ______________        _____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .           120,128,760           29,865,832

                                                                                            ______________        _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           123,990,702           48,851,708

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           194,249,024          145,397,316

                                                                                            ______________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $318,239,726         $194,249,024

                                                                                            ______________        _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .        $    1,757,367       $    1,480,635

                                                                                            ______________        _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                         Shares
                                                                                           ______________________________

                                                                                            Year Ended         Year Ended

                                                                                         October 31, 1998    October 31, 1997

                                                                                         ________________     _______________

CAPITAL SHARE TRANSACTIONS:

  Class A
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,865,888              562,517

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .         179,977               60,307

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (272,801)            (112,372)

                                                                                              __________          ___________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .       1,773,064              510,452

                                                                                              __________          ___________


  Class B
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,307,420            1,295,362

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .         302,337               69,418

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (319,296)            (119,340)

                                                                                              __________          ___________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .       2,290,461            1,245,440

                                                                                              __________          ___________


  Class C
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         413,223              124,488

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .          20,986                2,483

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (29,104)             (11,240)

                                                                                              __________          ___________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .         405,105              115,731

                                                                                              __________          ___________


  Class R
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,480,245            5,165,821

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .       1,891,491            1,252,558

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (5,243,539)          (6,084,742)

                                                                                              __________          ___________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .       4,128,197              333,637

                                                                                              __________          ___________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                            Class A Shares
                                                                      ______________________________________________________

                                                                                       Year Ended October 31,
                                                                      ______________________________________________________

PER SHARE DATA:                                                      1998        1997         1996         1995      1994(1,2)
                                                                   _______      _______      _______      _______     _______
   Net asset value, beginning of period  . . . . . . . . . .        $15.17       $13.71       $11.91       $10.08     $  9.73

                                                                   _______      _______      _______      _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .33          .34          .31          .28         .11

   Net realized and unrealized gain (loss) on investments  .          1.81         2.77         1.88         1.82         .34

                                                                   _______      _______      _______      _______     _______

   Total from Investment Operations  . . . . . . . . . . . .          2.14         3.11         2.19         2.10         .45

                                                                   _______      _______      _______      _______     _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.37)        (.28)        (.31)        (.27)       (.10)

   Dividends from net realized gain on investments . . . . .         (2.06)       (1.37)        (.08)          --          --

                                                                   _______      _______      _______      _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (2.43)       (1.65)        (.39)        (.27)       (.10)

                                                                   _______      _______      _______      _______     _______

   Net asset value, end of period  . . . . . . . . . . . . .        $14.88       $15.17       $13.71       $11.91      $10.08
                                                                   _______      _______      _______      _______     _______

TOTAL INVESTMENT RETURN(3) . . . . . . . . . . . . . . . . .         16.06%       25.24%       18.71%       21.17%       4.68%(4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .          1.25%        1.25%        1.25%        1.25%        .71%(4)

   Ratio of net investment income to average net assets  . .          2.44%        2.21%        2.39%        2.65%       1.09%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         69.71%       98.88%       85.21%       53.20%      83.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .       $40,780      $14,687       $6,275       $1,650      $1,798

---------------

(1) The  Fund  commenced  selling Investor shares on April 14, 1994. On October
    17, 1994, Investor shares were redesignated as Class A shares.

(2) Effective  October  17,  1994, The Dreyfus Corporation began serving as the
    Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
    served as the Fund's investment manager.

(3) Exclusive of sales load.

(4) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class B Shares

                                                                                  _____________________________________________

                                                                                             Year Ended October 31,

                                                                                  _____________________________________________

PER SHARE DATA:                                                                1998         1997          1996        1995(1)
                                                                              ______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $15.12       $13.68        $11.89      $  9.76

                                                                              ______      _______       _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .      .24           .23           .21          .14

   Net realized and unrealized gain (loss) on investments  . . . . . . . .     1.79          2.77          1.87         2.11

                                                                              ______      _______        _______     _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .     2.03          3.00           2.08        2.25

                                                                              ______      _______        _______     _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .      (.26)        (.19)          (.21)       (.12)

   Dividends from net realized gain on investments . . . . . . . . . . . .     (2.06)       (1.37)          (.08)         --

                                                                              ______      _______        _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.32)       (1.56)          (.29)       (.12)

                                                                              ______      _______        _______     _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $14.83       $15.12         $13.68      $11.89

                                                                              ______      _______        _______     _______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . . . . . .     15.20%       24.27%         17.76%      23.19%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .      2.00%        2.00%          2.00%       1.73%(3)

   Ratio of net investment income to average net assets  . . . . . . . . .      1.70%        1.47%          1.65%       2.16%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .     69.71%       98.88%         85.21%      53.20%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .   $62,324      $28,940         $9,141      $3,118
------------------------

(1)  The Fund commenced selling Class B shares on December 20, 1994.

(2)  Exclusive of sales load.

(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares

                                                                                  _____________________________________________

                                                                                             Year Ended October 31,

                                                                                  _____________________________________________

PER SHARE DATA:                                                               1998          1997         1996        1995(1)
                                                                             ______       _______      _______       _______


   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .   $15.16        $13.70       $11.90       $  9.76

                                                                             ______       _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .      .22           .24          .25           .11

   Net realized and unrealized gain (loss) on investments  . . . . . . . .     1.81          2.78         1.84          2.15

                                                                             ______       _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .     2.03          3.02         2.09          2.26

                                                                             ______       _______      _______       _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .     (.26)         (.19)        (.21)         (.12)

   Dividends from net realized gain on investments . . . . . . . . . . . .    (2.06)        (1.37)        (.08)           --

                                                                             ______       _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.32)        (1.56)        (.29)         (.12)

                                                                             ______       _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .   $14.87        $15.16       $13.70        $11.90
                                                                             ______       _______      _______       _______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . . . . . .    15.24%        24.41%       17.83%        23.29%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .     2.00%         2.00%        2.00%         1.73%(3)

   Ratio of net investment income to average net assets  . . . . . . . . .     1.69%         1.47%        1.62%         2.16%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .    69.71%        98.88%       85.21%        53.20%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .   $8,004        $2,017         $237            $6
------------------------

(1)  The Fund commenced selling Class C shares on December 20, 1994.

(2)  Exclusive of sales load.

(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                   Class R Shares
                                                                      _______________________________________________________

                                                                                         Year Ended October 31,
                                                                      _______________________________________________________

PER SHARE DATA:                                                     1998          1997         1996        1995      1994(1,2)

                                                                   _______      _______      _______      _______     _______

   Net asset value, beginning of period  . . . . . . . . . .        $15.18       $13.72       $11.92       $10.09      $10.18

                                                                   _______      _______      _______      _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .38          .36          .34          .31         .20(3)

   Net realized and unrealized gain (loss) on investments  .          1.79         2.79         1.88         1.81        (.13)

                                                                   _______      _______      _______      _______     _______

   Total from Investment Operations  . . . . . . . . . . . .          2.17         3.15         2.22         2.12         .07

                                                                   _______      _______      _______      _______     _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.41)        (.32)        (.34)        (.29)       (.16)

   Dividends from net realized gain on investments . . . . .         (2.06)       (1.37)        (.08)          --          --

                                                                   _______      _______      _______      _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (2.47)       (1.69)        (.42)        (.29)       (.16)

                                                                   _______      _______      _______      _______     _______

   Net asset value, end of period  . . . . . . . . . . . . .        $14.88       $15.18       $13.72       $11.92      $10.09

                                                                   _______      _______      _______      _______     _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         16.37%       25.56%       18.99%       21.46%        .68%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .          1.00%        1.00%        1.00%        1.00%       1.04%(4)

   Ratio of net investment income to average net assets  . .          2.71%        2.44%        2.68%        2.89%       2.23%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         69.71%       98.88%       85.21%       53.20%      83.00%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $207,132     $148,605     $129,744      $97,881     $75,720
------------------------

(1)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
     Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.

(2) On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were designated as Trust shares. On
     October 17, 1994, Trust shares were redesignated as Class R shares.

(3) Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuations of market values of the portfolio.

(4) Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Balanced Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ) as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998 are set forth in the Statement of Financial Futures.

  (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund)
 . These fees and expenses were charged and allocated to each series based on net
assets.   Amounts   required   to  be  paid  by  the  Company  directly  to  the
non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $8,246 during the period ended October 31, 1998, from commissions earned on sales of the Fund's shares.

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A may pay annually up to
 . 25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $61,671, $331,614 and $36,555, respectively, pursuant to the Plan. During the period ended October 31, 1998, Class B and Class C shares were charged $110,538 and $12,185, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1998 amounted to $247,122,725 and $157,888,801, respectively.

  At  October  31,  1998, accumulated net unrealized appreciation on investments
and   financial   futures  was  $35,829,065,  consisting  of  $38,168,357  gross unrealized appreciation and $2,339,292 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.


DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:


  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Balanced Fund of The Dreyfus Laurel/Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998


DREYFUS PREMIER BALANCED FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $1.545 per share as long-term capital gain distribution paid on December 18, 1997.

  The Fund also designates 15.49% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


DREYFUS PREMIER BALANCED FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         342/642AR9810

                                 Annual Report
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 BALANCED FUND
-------------------------------------------------------------------------------

                               October 31, 1998

                              [lion logo reg.tm]




DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Premier Small Company Stock Fund completed its fiscal year ended October 31, 1998 with performance results that were significantly affected by the stock market's extraordinary volatility during that period.

During the 12-month period, your Fund's performance for its various classes of shares is shown below:

                                                             Total Return*
                                                             ____________

      Class A                                                  -15.42%

      Class B                                                  -16.10%

      Class C                                                  -16.08%

      Class R                                                  -15.31%

      Russell 2500 Index**                                      -7.70%

  The Fund' s Class R shares, which represent approximately 85% of the Fund's total assets, performed below the Russell 2500 benchmark by a disappointing 7.61% in fiscal 1998. However, over the Fund's past three fiscal years, the Fund's Class R shares ranked in the top half of the Lipper Small Cap universe of 149 funds. The three-year competitive ranking of our Class A shares as of 10/31/98 was also in the top half of the Lipper Small Cap universe of 158 funds. The Fund' s Class B and Class C shares were in the third quartile for the same time period, out of 188 and 186 funds respectively.(+)

  At the start of the fiscal year in late 1997, concerns about the Asian financial crisis impacted the market for smaller stocks and Class R shares declined 6.11% in value by January 12, 1998. When those concerns abated, the Fund' s Class R shares rallied 17.72% by April 21, which also marked the high point for the year in terms of net asset value, at $19.93 per share. The worst was yet to come, however, for the Fund's Class R shares declined a steep 36.88%, and reached a low point for the year on October 8 of $12.58 per share. Then, in the final three weeks of the month and of the Fund's fiscal year, the Class R shares advanced 21.38%.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended October 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by mid-summer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard & Poor' s 500 Composite Stock Price Index was 22.01%. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly 11 months of the fiscal year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations for average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

  The fiscal year ended October 31, 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index(+) (+) with a heavy large-cap representation was 19.71%, while the Russell 1000 Growth Index(+) (+) returned 24.64% and the Russell 1000 Value Index(+) (+) returned 14.83%. The return on the Russell Midcap Index(+)(+) was 4.46% while the small-cap Russell 2000 Index** return was negative 11.84%.

PORTFOLIO FOCUS

Since the Fund's inception, in which we have been managing its portfolio using our three-step process of quantitative screening, fundamental analysis and portfolio risk management, we have never performed below our benchmark by as much as we have in the past year. The main reasons follow:

  First, our quantitative model was not as successful in identifying issues to buy and sell as it was in the past. There has been a constant style shift between growth and value. Our process can be effective in identifying sustained trends, but less so in periods of daily price volatility.

  Second, even with about 165 names in the portfolio, disappointing stock developments had a much greater impact on overall performance than in a more diversified portfolio or the Russell 2500 Index.** Nearly all of the shortfall can be attributed to the 10 worst performers in the portfolio. Some of those stocks were Sirrom Capital and Philip Services which were hurt by questionable accounting practices. Silicon Valley Group and Adaptec were affected by the slowdown in semiconductor orders and PC sales. AGCO and ESC Medical Systems suffered from the considerable weakness in their foreign markets. All of these stocks were eliminated from the portfolio.

  Third, the liquidity costs of buying and selling positions were much higher than normal, especially when companies announced disappointing results.

  Our decision to realize some capital losses late in the year worked to offset previous capital gains. Therefore, no capital gain distributions will be paid for 1998, and shareholders will not incur any tax liability from the Fund this year. The portfolio turnover rate of 47% for the 1998 fiscal year was right in line with the 48% average for the prior three years.

  Be assured that we are making every effort in seeking to improve the Fund's performance. We are evaluating new data to better determine the sources of investment success. We have expanded our analytical staff. In addition, steps have been taken to expedite the execution of trades with the growth in assets. In the meantime, we believe the relative valuations of smaller cap stocks are now the most attractive they have ever been and we believe this smaller asset class should start performing better.

                                  Sincerely,



             [Anthony J. Galise signature]        [James C. Wadsworth signature]


             Anthony J. Galise                    James C. Wadsworth

                              Portfolio Managers

November 16, 1998

Pittsburgh, PA

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and where applicable capital gain distributions. The Russell 2500 Index is a widely accepted measure of small-cap stock performance, and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. As of 10/31/98, the one-year competitive rankings of our Class A, Class B, Class C, and Class R shares were in the third quartile out of 345, 370, 369 and 342 funds respectively. Lipper rankings do not reflect sales loads. Had they been reflected, performance would have been lower.

(+)(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.


DREYFUS PREMIER SMALL COMPANY STOCK FUND                     OCTOBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER SMALL
COMPANY STOCK FUND CLASS A SHARES AND CLASS R SHARES AND THE RUSSELL 2500 INDEX

                                    Dollars

$17,444

Dreyfus Premier Small Company Stock Fund (Class R Shares)

$17,036

Russell 2500 Index*

$16,303

Dreyfus Premier Small Company Stock Fund (Class A Shares)

*Source: The Frank Russell Company

Average Annual Total Returns
--------------------------------------------------------------------------------

                       Class A Shares                                                         Class B Shares
    _______________________________________________________              _______________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
1 Year                     (15.42)%          (20.28)%             1 Year                       (16.10)%          (19.28)%

From Inception (9/2/94)     14.08             12.47               From Inception (12/19/94)     15.88             15.37

                       Class C Shares                                                    Class R Shares
_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

1 Year                     (16.08)%          (16.88)%             1 Year                    (15.31)%

From Inception (12/19/94)   15.90             15.90               From Inception (9/2/94)    14.31
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares and Class R shares of Dreyfus Premier Small Company Stock Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of both Class A and Class R shares shown above due to differences in
charges    and    expenses.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A and Class R shares. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS   OCTOBER   31,  1998

Common Stocks--96.9%                                                                                Shares            Value
-------------------------------------------------------                                          ____________     _____________
            Basic Industries--7.1%  ACX Technologies . . . . . . . . . . . . . . . . . . .  (a)        73,650    $    1,058,719

                                    Agrium . . . . . . . . . . . . . . . . . . . . . . . .            110,700         1,162,350

                                    American Buildings . . . . . . . . . . . . . . . . . .  (a)        28,310           679,440

                                    AptarGroup . . . . . . . . . . . . . . . . . . . . . .             58,920         1,576,110

                                    Cabot  . . . . . . . . . . . . . . . . . . . . . . . .             78,780         2,210,764

                                    Caraustar Industries . . . . . . . . . . . . . . . . .             41,370           982,538

                                    Clayton Homes  . . . . . . . . . . . . . . . . . . . .            107,666         1,662,094

                                    Comfort Systems USA  . . . . . . . . . . . . . . . . .  (a)        41,000           779,000

                                    Crompton & Knowles . . . . . . . . . . . . . . . . . .             86,800         1,394,225

                                    Cytec Industries . . . . . . . . . . . . . . . . . . .  (a)        61,890         1,485,360

                                    Jacobs Engineering Group . . . . . . . . . . . . . . .  (a)        32,780         1,069,448

                                    Louisiana Pacific  . . . . . . . . . . . . . . . . . .             47,600           844,900

                                    Mail-Well  . . . . . . . . . . . . . . . . . . . . . .  (a)       143,000         1,867,938

                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .             31,539         1,716,904

                                    Sybron International . . . . . . . . . . . . . . . . .  (a)        56,800         1,405,800

                                                                                                                  _____________

                                                                                                                     19,895,590

                                                                                                                  _____________

           Capital Spending--15.7%  Allied Waste Industries  . . . . . . . . . . . . . . .  (a)        54,600         1,180,725

                                    Altron . . . . . . . . . . . . . . . . . . . . . . . .  (a)        62,260         1,128,463

                                    Apple Computer . . . . . . . . . . . . . . . . . . . .  (a)        68,100         2,528,213

                                    Applied Power, Cl. A . . . . . . . . . . . . . . . . .             46,600         1,284,413

                                    CellStar . . . . . . . . . . . . . . . . . . . . . . .  (a)       107,700           740,438

                                    Cognex . . . . . . . . . . . . . . . . . . . . . . . .  (a)        43,740           677,970

                                    Cordant Technologies . . . . . . . . . . . . . . . . .             28,680         1,166,918

                                    Dallas Semiconductor . . . . . . . . . . . . . . . . .             44,540         1,647,980

                                    Duke Realty Investments  . . . . . . . . . . . . . . .             71,900         1,716,613

                                    ECI Telecommunications . . . . . . . . . . . . . . . .             82,680         2,738,775

                                    Electronics For Imaging  . . . . . . . . . . . . . . .  (a)        72,000         1,732,500

                                    FORE Systems . . . . . . . . . . . . . . . . . . . . .  (a)       134,800         2,106,250

                                    Fairchild, Cl. A . . . . . . . . . . . . . . . . . . .  (a)        45,800           618,300

                                    Gulfstream Aerospace . . . . . . . . . . . . . . . . .  (a)        29,700         1,314,225

                                    Jabil Circuit  . . . . . . . . . . . . . . . . . . . .  (a)        35,900         1,662,619

                                    Kennametal . . . . . . . . . . . . . . . . . . . . . .             43,170           895,778

                                    Neomagic . . . . . . . . . . . . . . . . . . . . . . .  (a)       107,100         1,793,925

                                    OmniQuip International . . . . . . . . . . . . . . . .             87,600         1,171,650

                                    Plantronics  . . . . . . . . . . . . . . . . . . . . .  (a)        57,820         3,292,126

                                    PMC-Sierra . . . . . . . . . . . . . . . . . . . . . .  (a)        32,600         1,462,925

                                    SMART Modular Technologies . . . . . . . . . . . . . .  (a)       100,200         2,104,200

                                    SPX  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        23,500         1,279,281

                                    Sanmina  . . . . . . . . . . . . . . . . . . . . . . .  (a)        42,800         1,754,800

                                    Tech Data  . . . . . . . . . . . . . . . . . . . . . .  (a)        69,290         2,728,294

                                    Uniphase . . . . . . . . . . . . . . . . . . . . . . .  (a)        24,500         1,212,750

                                    Waters . . . . . . . . . . . . . . . . . . . . . . . .  (a)        31,200         2,293,200

                                    Zebra Technologies, Cl. A  . . . . . . . . . . . . . .  (a)        59,690         1,954,848

                                                                                                                  _____________

                                                                                                                     44,188,179

                                                                                                                  _____________

          Consumer Cyclical--14.9%  Abercrombie & Fitch, Cl. A . . . . . . . . . . . . . .  (a)        38,200         1,516,063

                                    Action Performance Cos.  . . . . . . . . . . . . . . .  (a)        40,100         1,197,988

                                    Black Box  . . . . . . . . . . . . . . . . . . . . . .  (a)        55,100         1,838,963

                                    Borg-Warner Automotive . . . . . . . . . . . . . . . .             43,240         2,026,875

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)   OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________     _____________

     Consumer Cyclical (continued)  CKE Restaurants  . . . . . . . . . . . . . . . . . . .             28,200   $       742,013

                                    CompUSA  . . . . . . . . . . . . . . . . . . . . . . .  (a)        90,500         1,255,688

                                    Darden Restaurants . . . . . . . . . . . . . . . . . .             71,000         1,171,500

                                    Ethan Allen Interiors  . . . . . . . . . . . . . . . .             44,300         1,522,813

                                    Fingerhut Cos. . . . . . . . . . . . . . . . . . . . .             73,240           617,963

                                    Footstar . . . . . . . . . . . . . . . . . . . . . . .  (a)        64,500         1,685,063

                                    General Nutrition  . . . . . . . . . . . . . . . . . .  (a)        41,950           610,890

                                    Heftel Broadcasting, Cl. A . . . . . . . . . . . . . .  (a)        36,200         1,488,725

                                    Hollinger International, Cl. A . . . . . . . . . . . .            102,100         1,327,300

                                    Interface, Cl. A . . . . . . . . . . . . . . . . . . .            137,580         1,693,954

                                    King World Productions . . . . . . . . . . . . . . . .  (a)        60,400         1,585,500

                                    Lear . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        22,600           726,025

                                    Michaels Stores  . . . . . . . . . . . . . . . . . . .  (a)        74,800         1,496,000

                                    Promus Hotel . . . . . . . . . . . . . . . . . . . . .  (a)        42,015         1,339,228

                                    Richfood Holdings  . . . . . . . . . . . . . . . . . .             41,815           742,216

                                    Ryan's Family Steak House  . . . . . . . . . . . . . .  (a)       175,420         1,885,765

                                    Sinclar Broadcast Group, Cl. A . . . . . . . . . . . .  (a)       161,600         2,100,800

                                    Speedway Motorsports . . . . . . . . . . . . . . . . .  (a)        54,900         1,152,900

                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . . .  (a)        34,640         1,608,595

                                    Tower Automotive . . . . . . . . . . . . . . . . . . .  (a)        87,900         1,955,775

                                    United Natural Foods . . . . . . . . . . . . . . . . .  (a)        46,600         1,298,975

                                    Valassis Communication . . . . . . . . . . . . . . . .  (a)        28,300         1,128,463

                                    Wallace Computer Services  . . . . . . . . . . . . . .             64,920         1,420,125

                                    Warnaco Group, Cl. A . . . . . . . . . . . . . . . . .             60,250         1,540,141

                                    World Color Press  . . . . . . . . . . . . . . . . . .  (a)        26,300           798,863

                                    Zale . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        92,290         2,186,119

                                    Ziff-Davis . . . . . . . . . . . . . . . . . . . . . .             67,600           447,850

                                                                                                                  _____________

                                                                                                                     42,109,138

                                                                                                                  _____________

            Consumer Staples--3.2%  Canandaigua Brands, Cl. A  . . . . . . . . . . . . . .  (a)        23,800         1,192,975

                                    Central Garden & Pet . . . . . . . . . . . . . . . . .  (a)        71,000         1,402,250

                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .             89,800         2,475,113

                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .             40,500         1,015,031

                                    Ralcorp Holdings . . . . . . . . . . . . . . . . . . .  (a)        55,400           976,425

                                    Suiza Foods  . . . . . . . . . . . . . . . . . . . . .  (a)        63,587         2,074,526

                                                                                                                  _____________

                                                                                                                      9,136,320

                                                                                                                  _____________

                      Energy--5.3%  BJ Services  . . . . . . . . . . . . . . . . . . . . .  (a)        59,300         1,211,944

                                    Devon Energy . . . . . . . . . . . . . . . . . . . . .             50,500         1,710,688

                                    Holly  . . . . . . . . . . . . . . . . . . . . . . . .             33,040           507,990

                                    KN Energy  . . . . . . . . . . . . . . . . . . . . . .             46,340         2,302,519

                                    Newfield Exploration . . . . . . . . . . . . . . . . .  (a)        57,100         1,388,244

                                    Noble Affiliates . . . . . . . . . . . . . . . . . . .             37,500         1,228,125

                                    R&B Falcon . . . . . . . . . . . . . . . . . . . . . .             77,400         1,049,738

                                    Sempra Energy  . . . . . . . . . . . . . . . . . . . .             86,873         2,258,698

                                    Ultramar Diamond Shamrock  . . . . . . . . . . . . . .             52,700         1,419,606

                                    WICOR  . . . . . . . . . . . . . . . . . . . . . . . .             70,480         1,717,950

                                                                                                                  _____________

                                                                                                                     14,795,502

                                                                                                                  _____________

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)   OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________     _____________

                 Health Care--8.1%  AmeriSource Health, Cl. A  . . . . . . . . . . . . . .  (a)        40,890    $    2,144,169

                                    Genzyme  . . . . . . . . . . . . . . . . . . . . . . .             53,900         2,267,169

                                    Lincare Holdings . . . . . . . . . . . . . . . . . . .  (a)        66,980         2,675,014

                                    Orthodontic Centers of America . . . . . . . . . . . .  (a)       133,200         2,522,475

                                    PharMerica . . . . . . . . . . . . . . . . . . . . . .  (a)       154,600           521,775

                                    PSS World Medical  . . . . . . . . . . . . . . . . . .  (a)       132,300         2,927,138

                                    Quorum Health Group  . . . . . . . . . . . . . . . . .  (a)        76,250         1,105,625

                                    STERIS . . . . . . . . . . . . . . . . . . . . . . . .  (a)        42,500           977,500

                                    Total Renal Care Holdings  . . . . . . . . . . . . . .  (a)        76,500         1,874,250

                                    Universal Health Services, Cl. B . . . . . . . . . . .  (a)        41,940         2,152,046

                                    Watson Pharmaceuticals . . . . . . . . . . . . . . . .  (a)        66,160         3,680,136

                                                                                                                  _____________

                                                                                                                     22,847,297

                                                                                                                  _____________

         Interest Sensitive--19.9%  Ambac Financial Group  . . . . . . . . . . . . . . . .             50,600         2,944,288

                                    AmeriCredit  . . . . . . . . . . . . . . . . . . . . .  (a)        87,900         1,175,663

                                    Amerin . . . . . . . . . . . . . . . . . . . . . . . .  (a)        60,400         1,291,050

                                    Apartment Investment & Management, Cl. A . . . . . . .             49,500         1,729,406

                                    Bank United, Cl. A . . . . . . . . . . . . . . . . . .             52,810         2,104,148

                                    Boston Properties  . . . . . . . . . . . . . . . . . .             89,300         2,545,050

                                    Camden Property Trust  . . . . . . . . . . . . . . . .             57,600         1,548,000

                                    City National  . . . . . . . . . . . . . . . . . . . .             86,410         2,954,142

                                    CMAC Investment  . . . . . . . . . . . . . . . . . . .             49,820         2,086,213

                                    Equity Office Properties Trust . . . . . . . . . . . .             70,415         1,689,960

                                    EVEREN Capital . . . . . . . . . . . . . . . . . . . .             82,920         1,689,495

                                    FelCor Lodging Trust . . . . . . . . . . . . . . . . .             40,600           956,638

                                    Franchise Finance Corp. of America . . . . . . . . . .  (a)        54,230         1,348,971

                                    Hambrecht & Quist Group  . . . . . . . . . . . . . . .  (a)        32,300           619,756

                                    Health Care Property Investors . . . . . . . . . . . .             44,750         1,504,719

                                    Hibernia, Cl. A  . . . . . . . . . . . . . . . . . . .            132,200         2,206,088

                                    Highwoods Properties . . . . . . . . . . . . . . . . .             47,100         1,315,856

                                    Life Re  . . . . . . . . . . . . . . . . . . . . . . .             22,500         2,099,531

                                    M&T Bank . . . . . . . . . . . . . . . . . . . . . . .              5,256         2,620,116

                                    Mack-Cali Realty . . . . . . . . . . . . . . . . . . .             54,570         1,616,636

                                    Mercantile Bankshares  . . . . . . . . . . . . . . . .             75,800         2,472,975

                                    Metris Cos.  . . . . . . . . . . . . . . . . . . . . .             23,302           766,053

                                    Old Kent Financial . . . . . . . . . . . . . . . . . .             80,660         3,392,761

                                    Pacific Gulf Properties  . . . . . . . . . . . . . . .             77,900         1,543,394

                                    People's Bank  . . . . . . . . . . . . . . . . . . . .             54,360         1,389,578

                                    Peoples Heritage Financial Group . . . . . . . . . . .            121,800         2,192,400

                                    Protective Life  . . . . . . . . . . . . . . . . . . .             63,300         2,346,056

                                    Reliance Group Holdings  . . . . . . . . . . . . . . .            138,970         1,936,894

                                    Sovereign Bancorp  . . . . . . . . . . . . . . . . . .            102,060         1,339,538

                                    TCF Financial  . . . . . . . . . . . . . . . . . . . .             80,400         1,894,425

                                    Waddell & Reed Financial, Cl. A  . . . . . . . . . . .             42,300           885,656

                                                                                                                  _____________

                                                                                                                     56,205,456

                                                                                                                  _____________

           Mining And Metals--2.2%  Cable Design Technologies  . . . . . . . . . . . . . .  (a)        58,915           972,098

                                    General Cable  . . . . . . . . . . . . . . . . . . . .             31,500           622,125

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)   OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________     _____________

     Mining And Metals (continued)  IMCO Recycling . . . . . . . . . . . . . . . . . . . .             71,980   $       994,224

                                    Texas Industries . . . . . . . . . . . . . . . . . . .             37,400         1,105,638

                                    Titanium Metals  . . . . . . . . . . . . . . . . . . .             64,700           675,306

                                    USEC . . . . . . . . . . . . . . . . . . . . . . . . .            117,300         1,715,513

                                                                                                                  _____________

                                                                                                                      6,084,904

                                                                                                                  _____________

                   Services--11.3%  Analysts International . . . . . . . . . . . . . . . .             44,080           774,155

                                    Avis Rent A Car  . . . . . . . . . . . . . . . . . . .  (a)        62,100         1,265,288

                                    Cognos . . . . . . . . . . . . . . . . . . . . . . . .  (a)        70,500         1,414,406

                                    Excite . . . . . . . . . . . . . . . . . . . . . . . .  (a)        22,000           848,375

                                    First Health Group . . . . . . . . . . . . . . . . . .  (a)        91,300         2,105,606

                                    Galilieo International . . . . . . . . . . . . . . . .             68,400         2,594,925

                                    Gallagher (Arthur J.)  . . . . . . . . . . . . . . . .             18,800           796,650

                                    Hummingbird Communications . . . . . . . . . . . . . .  (a)        59,010           929,408

                                    Intuit . . . . . . . . . . . . . . . . . . . . . . . .  (a)        72,200         3,646,100

                                    Keane  . . . . . . . . . . . . . . . . . . . . . . . .  (a)        33,700         1,120,525

                                    Mutual Risk Management . . . . . . . . . . . . . . . .             79,160         2,676,598

                                    Pittston Brinks Group  . . . . . . . . . . . . . . . .             71,010         2,112,548

                                    Rental Service . . . . . . . . . . . . . . . . . . . .  (a)        72,600         1,615,350

                                    Sotheby's Holdings, Cl. A  . . . . . . . . . . . . . .             87,710         1,896,729

                                    Sterling Commerce  . . . . . . . . . . . . . . . . . .  (a)        62,560         2,205,240

                                    Sterling Software  . . . . . . . . . . . . . . . . . .  (a)        86,920         2,276,218

                                    SunGuard Data Systems  . . . . . . . . . . . . . . . .  (a)        83,460         2,816,775

                                    Young & Rubicam  . . . . . . . . . . . . . . . . . . .             27,500           718,438

                                                                                                                  _____________

                                                                                                                     31,813,334

                                                                                                                  _____________

              Transportation--1.9%  Air Express International  . . . . . . . . . . . . . .             42,665           895,965

                                    Airborne Freight . . . . . . . . . . . . . . . . . . .             49,300         1,155,469

                                    Comair Holdings  . . . . . . . . . . . . . . . . . . .             41,700         1,370,888

                                    Teekay Shipping  . . . . . . . . . . . . . . . . . . .             39,800           696,500

                                    Wisconsin Central Transportation . . . . . . . . . . .  (a)        87,100         1,317,388

                                                                                                                  _____________

                                                                                                                      5,436,210

                                                                                                                  _____________

                   Utilities--7.3%  CalEnergy  . . . . . . . . . . . . . . . . . . . . . .  (a)        83,440         2,284,170

                                    Calpine  . . . . . . . . . . . . . . . . . . . . . . .  (a)       108,400         2,411,900

                                    DQE  . . . . . . . . . . . . . . . . . . . . . . . . .             65,270         2,574,086

                                    MidAmerican Energy Holdings  . . . . . . . . . . . . .             99,054         2,575,404

                                    Montana Power  . . . . . . . . . . . . . . . . . . . .             53,100         2,299,894

                                    New England Electric System  . . . . . . . . . . . . .             33,500         1,363,031

                                    NIPSCO Industries  . . . . . . . . . . . . . . . . . .             91,400         2,736,288

                                    Pacific Gateway Exchange . . . . . . . . . . . . . . .  (a)        38,100         1,100,138

                                    Transaction Network Services . . . . . . . . . . . . .  (a)       119,700         3,276,788

                                                                                                                  _____________

                                                                                                                     20,621,699

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $277,285,451)  . . . . . . . . . . . . . . .                         $273,133,629

                                                                                                                  _____________


DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) OCTOBER   31,  1998

                                                                                                  Principal

Short-Term Investments--2.2%                                                                        Amount          Value
-------------------------------------------------------                                           ___________    _____________

Repurchase Agreement; Goldman Sachs & Co., 5.38% Tri-Party Repurchase

                                        Agreement dated 10/30/98, due 11/2/1998

                                        in the amount of $6,212,784 (fully collateralized

                                        by $6,088,000 U.S. Treasury Notes, 5.625%

                                        10/31/99, value $6,210,889)

                                        (cost $6,210,000)  . . . . . . . . . . . . . . . .       $  6,210,000    $    6,210,000

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $283,495,451). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.1%      $279,343,629

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .9%     $     2,577,686

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $281,921,315

                                                                                                      _______     _____________

NOTES TO STATEMENT OF INVESTMENTS:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost             Value
                                                                                               _____________     _____________
ASSETS:                          Investments in securities--See Statement of
                                   Investments--Note 1(c)  . . . . . . . . . . . . . . . .       $283,495,451      $279,343,629

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,404,868

                                 Receivable for investment securities sold . . . . . . . .                            1,228,048

                                 Receivable for shares of Capital Stock subscribed . . . .                              204,713

                                 Dividends and interest receivable . . . . . . . . . . . .                              148,190

                                                                                                                 ______________

                                                                                                                    282,329,448

                                                                                                                 ______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              276,618

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               23,091

                                 Payable for shares of Capital Stock redeemed  . . . . . .                              108,361

                                 Loan commitment fees payable  . . . . . . . . . . . . . .                                   63

                                                                                                                 ______________

                                                                                                                        408,133

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $281,921,315

                                                                                                                 ______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $290,029,768

                                 Accumulated net realized gain (loss) on investments . . .                           (3,956,631)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                           (4,151,822)

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $281,921,315

                                                                                                                 ______________

                                                    NET ASSET VALUE PER SHARE
                                    ------------------------------------------------------------

                                                              Class A          Class B           Class C            Class R

                                                           _____________    ______________  ______________       ______________

Net Assets . . . . . . . . . . . . . . . . . . . . . .     $  13,462,245     $  25,183,092     $    4,322,701      $238,953,277

Shares Outstanding . . . . . . . . . . . . . . . . . .           886,578         1,707,700            292,981        15,644,205

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $15.18            $14.75             $14.75            $15.27
                                                                 _______           _______            _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $3,660 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .        $   3,297,260

                                 Interest  . . . . . . . . . . . . . . . . . . . .              263,863

                                                                                           ____________

                                    Total Income . . . . . . . . . . . . . . . . .                             $    3,561,123

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .            3,780,009

                                 Distribution and service fees--Note 2(b)  . . . .              323,034

                                 Interest expense--Note 4  . . . . . . . . . . . .                4,163

                                 Loan commitment fees--Note 4  . . . . . . . . . .                1,188

                                                                                          _____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  4,108,394

                                                                                                                _____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   (547,271)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . .        $  (4,033,890)

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .          (49,605,457)

                                                                                          _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                (53,639,347)

                                                                                                                _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                              $(54,186,618)

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended   Year Ended

                                                                                       October 31, 1998     October 31, 1997
                                                                                       _________________    _________________
OPERATIONS:

   Investment (loss)--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      (547,271)     $      (111,253)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .          (4,033,890)           13,719,411

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .         (49,605,457)           35,272,690

                                                                                          ______________        ______________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .         (54,186,618)           48,880,848

                                                                                          ______________         ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (462,818)            (199,136)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,024,452)            (233,749)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (203,973)             (29,222)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (11,961,021)          (5,553,471)

                                                                                          ______________       ______________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (13,652,264)          (6,015,578)
                                                                                          ______________       ______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,635,640            7,756,378

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,236,324           13,645,665

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,534,921            3,378,302

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          99,604,995          109,886,175

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             420,621              176,180

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             860,498              213,766

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             102,849               12,117

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,814,653            4,568,652

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,002,178)          (4,230,344)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,968,357)          (1,446,495)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,905,628)            (502,107)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (56,959,110)         (21,178,571)

                                                                                          ______________       ______________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .          73,375,228          112,279,718

                                                                                          ______________       ______________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           5,536,346          155,144,988

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         276,384,969          121,239,981

                                                                                          ______________       ______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $281,921,315         $276,384,969

                                                                                          ______________       ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       Shares
                                                                                         ___________________________________

                                                                                           Year Ended         Year Ended

                                                                                        October 31, 1998   October 31, 1997
                                                                                         ________________  _________________

CAPITAL SHARE TRANSACTIONS:

  Class A
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          545,657            466,115

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .           24,015             11,606

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (169,516)          (248,004)

                                                                                             ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .          400,156            229,717

                                                                                             ____________       ____________


   Class B
   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          922,997            802,692

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .           50,219             14,270

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (305,600)           (86,680)

                                                                                             ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .          667,616            730,282

                                                                                             ____________       ____________

   Class C

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          202,040            191,557

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .            6,003                809

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (111,940)           (29,834)

                                                                                             ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .           96,103            162,532

                                                                                             ____________       ____________

   Class R

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,542,571          6,439,905

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .          558,142            300,569

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (3,342,921)        (1,260,471)

                                                                                             ____________       ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .        2,757,792          5,480,003

                                                                                             ____________       ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class A Shares

                                                                      _______________________________________________________

                                                                                        Year Ended October 31,
                                                                      _______________________________________________________

PER SHARE DATA:                                                     1998         1997          1996         1995      1994(1)(2)

                                                                   _______      _______      _______      _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $18.89       $15.13       $13.09       $10.07       $10.00

                                                                   _______      _______      _______      _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . .         (.02)        (.04)        (.02)          .02          .01

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        (2.78)         4.52         2.48         3.03          .06

                                                                   _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . .        (2.80)         4.48         2.46         3.05          .07

                                                                   _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         --           --           --            (.03)        --

   Dividends from net realized gain on investments . . . . .          (.91)        (.72)        (.42)        --           --

                                                                   _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.91)        (.72)        (.42)        (.03)        --

                                                                   _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .       ($15.18)      $18.89       $15.13       $13.09       $10.07

                                                                   _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN(3) . . . . . . . . . . . . . . . . .        (15.42%)      30.73%       19.22%       30.31%         .70%(4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..         1.50%        1.50%        1.50%        1.50%         .25%(4)

   Ratio of net investment income (loss) to average
       net assets  . . . . . . . . . . . . . . . . . . . . .          (.32%)       (.35%)       (.16%)        .10%         .14%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         47.44%       39.18%       49.03%        56.00%       8.00%(4)

   Net assets, end of period (000's Omitted) . . . . . . . .       $13,462       $9,190       $3,884        $1,359         $60

---------

(1) The Fund commenced operations and commenced selling Investor shares on September 2, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.

(2) Effective  October 17,  1994, The Dreyfus Corporation began serving as the
    Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
    served as the Fund's investment manager.

(3) Exclusive of sales load.

(4) Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class B Shares
                                                                               ___________________________________________

                                                                                         Year Ended October 31,

                                                                               ___________________________________________

PER SHARE DATA:                                                                1998         1997         1996        1995(1)

                                                                          ________      _______       _______      _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . .    $18.51       $14.95        $13.05       $ 9.49

                                                                           _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . .      (.11)        (.03)         (.07)        (.03)

   Net realized and unrealized gain (loss) on investments  . . . . . . .     (2.74)        4.31          2.39         3.59

                                                                           _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . .     (2.85)        4.28          2.32         3.56

                                                                           _______      _______       _______      _______
   Distributions:

   Dividends from net realized gain on investments . . . . . . . . . . .      (.91)        (.72)         (.42)          --

                                                                           _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . .    $14.75       $18.51        $14.95       $13.05
                                                                           _______      _______       _______      _______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . . . . . .  (16.10%)      29.72%        18.17%       37.51%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .    2.25%        2.25%         2.24%       .1.95%(3)

   Ratio of net investment income (loss) to average net assets . . . . . .   (1.07%)      (1.02%)        (.93%)      (.56%)(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .   47.44%       39.18%        49.03%       56.00%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . $25,183      $19,257        $4,633       $1,025

----------

(1)  The Fund commenced selling Class B shares on December 19, 1994.

(2)  Exclusive of sales load.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                             Class C Shares
                                                                               ___________________________________________

                                                                                         Year Ended October 31,

                                                                               ___________________________________________

PER SHARE DATA:                                                                 1998          1997         1996        1995(1)
                                                                            ________      _______      _______       _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $18.52       $14.95       $13.04        $ 9.49

                                                                             _______      _______      _______       _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . .      (.14)         .01         (.09)         (.01)

   Net realized and unrealized gain (loss) on investments  . . . . . . . .     (2.72)        4.28         2.42          3.56

                                                                             _______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .     (2.86)        4.29         2.33          3.55

                                                                             _______      _______      _______       _______

   Distributions:

   Dividends from net realized gain on investments . . . . . . . . . . . .      (.91)        (.72)        (.42)           --

                                                                             _______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $14.75       $18.52       $14.95        $13.04

                                                                             _______      _______      _______       _______


TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . . . . . .    (16.08%)      29.79%       18.27%        37.41%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .      2.25%        2.25%        2.25%         1.14%(3)

   Ratio of net investment income (loss) to average net assets . . . . . .     (1.08%)      (1.01%)       (.93%)        (.33%)(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .     47.44%       39.18%       49.03%        56.00%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .    $4,323       $3,647         $514          $147

---------

(1)  The Fund commenced selling Class C shares on April 30, 1995.

(2)  Exclusive of sales load.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                             Class R Shares
                                                                               ___________________________________________

                                                                                         Year Ended October 31,

                                                                               ___________________________________________

PER SHARE DATA:                                                     1998          1997         1996         1995      1994(1)(2)

                                                                   _______      _______      _______      _______      _______

   Net asset value, beginning of period  . . . . . . . . . .        $18.96       $15.15       $13.10       $10.07       $10.00
                                                                   _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          (.01)          --          .01          .04          .02

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .         (2.77)        4.53         2.48         3.04          .05

                                                                   _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . .         (2.78)        4.53         2.49         3.08          .07

                                                                   _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          --             --         (.02)        (.05)          --

   Dividends from net realized gain on investments . . . . .          (.91)        (.72)        (.42)          --           --

                                                                   _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.91)        (.72)        (.44)        (.05)         --

                                                                   _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .       ($15.27)      $18.96       $15.15       $13.10       $10.07

                                                                   _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       (15.31%)       31.04%       19.43%        30.70%        .70%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..        1.25%         1.25%        1.25%         1.25%        .21%(3)

   Ratio of net investment income (loss) to average
       net assets  . . . . . . . . . . . . . . . . . . . . .         (.07%)         .02%         .09%          .35%        .18%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        47.44%        39.18%       49.03%        56.00%       8.00%

   Net assets, end of period (000's Omitted) . . . . . . . .     $238,953      $244,292     $112,209       $44,091     $10,747

---------

(1) The Fund commenced operations and commenced selling Trust shares on September 2, 1994. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

(2)  Effective  October  17,  1994, The Dreyfus Corporation began serving as the
     Fund' s  investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Small Company Stock Fund (the "Fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") an open-end management investment company and operates as a series company currently offering nineteen series including the Premier Small Company Stock Fund (the "Fund"). The Fund's investment objective is to consistently exceed the total return performance of the Russell 2500(tm)( Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 168 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (41 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  fixed rate of return that is not subject to market fluctuations during the Fund' s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  During the period ended October 31, 1998, the Fund decreased paid-in capital $694,611 and increased accumulated investment loss and accumulated net realized loss on investments $683,407 and $11,204, respectively. Net assets were not affected by these reclassifications.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $2,362,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Effective July 1, 1998, each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Prior to July 1, 1998 each director received $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and was reimbursed for travel and out-of-pocket expenses. The Chairman of the Board received an additional annual fee of $25,000 per year. These fees pertained to the Dreyfus/Laurel Funds. (The $1,000 attendance fee and reimbursement of meeting expenses were also borne pro rata by Dreyfus High Yield Strategies Fund)
 . These fees and expenses were charged and allocated to each series based on net
assets.   Amounts   required   to  be  paid  by  the  Company  directly  to  the
non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Directors.

  Dreyfus service Corporation, a wholly-owned subsidiary of the Manager, retained $15,415 during the period ended October 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1998, the distribution fee for Class A, Class B and Class C shares was $28,718, $187,216 and $33,521, respectively. During the period ended October 31, 1998, the service fee for Class B shares and Class C shares was $62,405 and $11,174, respectively.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $197,195,408 and $140,192,473, respectively.

  At October 31, 1998, accumulated net unrealized depreciation on investments was $4,151,822, consisting of $35,600,272 gross unrealized appreciation and $39,752,094 gross unrealized depreciation.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of the borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $70,411, with a related weighted average annualized interest rate of 5.91%.

DREYFUS PREMIER SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Stock Fund of The Dreyfus Laurel/Funds, Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. As to securities sold, but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.





New York, New York

December 15, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.819 per share as a long-term capital gain distribution of the $.905 per share paid on December 17, 1997. The Fund also designates $.0010 per share as a long- term capital gain distribution of the $.0020 per share paid on May 6, 1998.

The Fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.




DREYFUS PREMIER SMALL COMPANY

STOCK FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                         385/685AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 SMALL COMPANY

                                  STOCK FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

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